UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03015

Ohio National Fund, Inc.

(Exact name of registrant as specified in charter)

One Financial Way, Cincinnati, Ohio	45242

(Address of principal executive offices)	(Zip code)

CT Corporation 300 E. Lombard St. Suite 1400 Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 513-794-6971

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports To Stockholders.

245.3 9.33% 256.36 2.78 56.39 +74.36
82.5 6.35% 375.69 9.56 24.35 -45.23
61.4 4.25% 248.36 4.58 65.36 -95.36
3.35 5.36% 896.33 3.54 32.23 +5.33
6.35 8.35% 896.33 7.63 44.45
132.1 1.20% 282.80 2.17

Ohio National Fund, Inc.

SEMIANNUAL REPORT JUNE 30, 2016

Ohio National Fund, Inc.
SEMIANNUAL REPORT JUNE 30, 2016

OHIO NATIONAL FUND, INC.

TABLE OF CONTENTS

President’s Message	1

Directors and Officers of Ohio National Fund, Inc.	3

The following pages contain Performance, Management’s Comments, Change in Value of $10,000 Investment, Portfolio Composition, Top Holdings, and Schedule of Investments (Unaudited) for each of the Fund’s Portfolios:

Equity Portfolio	4

Bond Portfolio	8

Omni Portfolio	13

Capital Appreciation Portfolio	19

International Portfolio	23

International Small-Mid Company Portfolio	29

Aggressive Growth Portfolio	35

Small Cap Growth Portfolio	40

Mid Cap Opportunity Portfolio	45

S&P 500® Index Portfolio	49

Strategic Value Portfolio	56

High Income Bond Portfolio	59

ClearBridge Small Cap Portfolio	69

Nasdaq-100® Index Portfolio	74

Bristol Portfolio	78

Bryton Growth Portfolio	81

Balanced Portfolio	84

Target VIP Portfolio	91

Bristol Growth Portfolio	95

Risk Managed Balanced Portfolio	98

Statements of Assets and Liabilities (Unaudited)	110

Statements of Operations (Unaudited)	113

Statements of Changes in Net Assets (Unaudited)	116

Financial Highlights (Unaudited)	121

Notes to Financial Statements (Unaudited)	131

Additional Information (Unaudited)	154

Information About Directors and Officers (Unaudited)	157

President’s Message

Dear Investor:

The first half of 2016 proved to be a good period for the performance of financial assets. Domestic equities generally posted positive returns, while the fixed income market produced excellent returns. With the exception of a sell-off early in the first quarter on weak commodity prices, and a brief negative reaction to the Brexit vote, domestic equity markets have performed well. Dividend stocks outperformed growth stocks, as the search for yield impacted the equity markets, as well as the fixed income markets. Foreign equity markets did not perform as well, as sluggish growth and the lack of inflation continue to plague many of those markets.

The U.S. economy remained sluggish during the first half of 2016, with 0.8 percent Gross Domestic Product (GDP) growth in the first quarter and 1.2 percent GDP growth during the second quarter. Labor markets have tightened, with the unemployment rate dropping below 5.0 percent for the first time since 2008. Commodity prices stabilized and rallied during the second quarter of the year, which provides some anecdotal evidence that the slowdown in worldwide growth may be ebbing. Central banks in Europe and Asia continue to provide monetary stimulus, which has caused interest rates to decline around the world. The secondary effects of central bank intervention are driving interest rates, corporate bond spreads, foreign exchange rates and the equity markets. These forces do not seem to be diminishing, notwithstanding the Federal Reserve’s desire to normalize short-term interest rates.

On the negative side, corporate profits have declined and equity valuations are somewhat high. Interest rates are near all-time lows, which won’t last forever if central bankers ultimately achieve their objectives. The Federal Reserve has indicated that it would like to raise interest rates, but economic data has been below expectations, forcing the Fed to defer rate hikes.

Equity Markets

During the first two quarters of 2016, returns varied significantly among different sectors of the equity market. For example, large cap stocks, as measured by the Standard & Poor’s 500® Index, provided a total return of 3.84 percent, while midcap stocks, as measured by the Standard & Poor’s Midcap 400® Index, provided a total return of 7.93 percent. However, large cap growth stocks, as measured by the Dow Jones U.S. Large-Cap Growth Total Stock Market Index, provided a negative total return of 0.72 percent and international equities, as measured by the MSCI All Country World ex-U.S. Index, provided a negative total return of 0.68 percent in U.S. dollar terms. These varied results illustrate the need for a well-diversified portfolio, as not all stocks perform similarly during a given period.

Fixed Income Markets

Fixed income markets performed well during the first half of 2016. Interest rates declined worldwide, and the U.S. was no exception. The yield on the 10-year U.S. Treasury note dropped from 2.27 percent to 1.47 percent during the period. Lower rates, combined with the continued stretch for yield, provided the ingredients for very strong returns in the fixed income market. The Barclays Capital U.S. Aggregate Bond Index provided a return of 5.31 percent for the period. Within the various sectors of the index, corporate bonds performed the best, with a return of 7.68 percent, as spreads tightened. Securitized bonds performed the worst with a return of 3.26 percent, primarily due to their shorter duration and prepayment characteristics.

1

Worldwide growth remains sluggish, and inflation has not returned to most developed economies. Central bankers worldwide continue to pursue accommodative monetary policies in an attempt to increase economic growth and spur inflation. To date, these policies have been largely ineffective in countries like Japan, and collectively, in Europe. In the U.S., success has been moderate, at best. The combination of these factors has led to lower interest rates globally, with 10-year government bond yields moving into negative territory in Japan, Germany, and Switzerland. Given the relative stability and growth in the U.S., it is not surprising that capital is flowing into the U.S. fixed income market, driving interest rates and spreads lower.

Ohio National Fund, Inc.

With the financial markets generally performing well during the first half of 2016, the collective funds offered through the Ohio National Fund, Inc. performed in line with the market. Both index funds tracked their respective indexes very closely. Of the Fund’s 18 remaining Portfolios, which are all actively managed, nine either beat their benchmark or placed in the top half of their peer group, while five of the 18 did both.

Looking Ahead

As we enter the second half of 2016, domestic equities are near all-time highs and interest rates are near all-time lows. The domestic economy is moving forward at a slow pace, but Europe and Asia continue to have difficulty achieving their growth objectives. China’s growth rate remains unclear, and there is uncertainty around the long-term impact of Britain leaving the European Union.

Corporate profits have declined for the last four quarters, led by energy-related companies, and meaningful top-line growth remains a challenge for many companies. Recent strength in the U.S. dollar will provide further challenges for companies with international sales, and tighter labor markets may cause margin pressure as the U.S. economic recovery continues. However, domestic equity markets should continue to benefit from equity-friendly activities, which include share buybacks, increased dividends, and mergers and acquisitions (M&A).

In terms of stock valuation, the current S&P 500® price-to-earnings multiple of 19.6 is higher than its 16.4 historical average over the last 60 years. While the current price-to-earnings multiple cannot predict the future direction of the equity markets, it can be a useful guide to current valuation.

The markets will face many uncertainties in the second half of 2016, not the least of which is the U.S. presidential election in November. The policy differences between the two candidates are stark and will have implications for the economy in 2017 and beyond.

U.S. economic growth is expected to increase in the second half of the year, while interest rates are expected to remain relatively low. Janet Yellen has indicated that the Federal Reserve wants to raise short-term interest rates in the future, an action that could create a headwind to the financial markets when it occurs. However, without a material increase in domestic economic activity and inflation, it is hard to imagine anything more than a small increase in interest rates for the balance of 2016. Meanwhile, we remain in a low-yield, low-return environment.

In times like these, it is important to maintain a long-term view, set realistic financial goals and support those goals with a diversified asset allocation strategy that meets your individual, long-term risk/return objectives.

Thank you for entrusting your assets to the Ohio National Fund, Inc. We look forward to continuing to serve your financial needs.

Sincerely,

Paul J. Gerard

President

2

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, Director

Madeleine W. Ludlow, Director

George M. Vredeveld, Director

John I. Von Lehman, Director

Geoffrey Keenan, Director

Paul J. Gerard, President

Thomas A. Barefield, Vice President

R. Todd Brockman, Treasurer

Kimberly A. Plante, Secretary

Keith Dwyer, Interim Chief Compliance Officer

Emily Bae, Assistant Secretary

Daniel P. Leming, Assistant Treasurer

The Statement of Additional Information of Ohio National Fund, Inc. (the “Fund”) includes additional information about the Fund’s Board of Directors (the “Board”) and is available at http://www.ohionationalfund.com or upon request, without charge, by calling 877-781-6392 (toll-free).

A description of the policies and procedures that the Fund uses in voting proxies relating to Fund securities, as well as information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling 877-781-6392 (toll-free) and on the Securities and Exchange Commission (the “Commission”) website at http://www.sec.gov.

The Fund has filed its Schedules of Investments as of March 31 and September 30 with the Commission, as required, on Form N-Q. Form N-Q is required to be filed with the Commission for the first and third quarters of each fiscal year within sixty days after the end of each period and is available on the Commission website upon acceptance of each submission. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room is available by calling 1-800-SEC-0330 (toll-free).

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Investments, Inc., One Financial Way, Cincinnati, OH 45242, telephone 877-781-6392 (toll-free).

3

Ohio National Fund, Inc.	Equity Portfolio

Objective/Strategy

The Equity Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities.

Performance as of June 30, 2016

Average Annual Returns:
One year	-4.07%
Five years	10.80%
Ten years	1.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Equity Portfolio returned 0.34% versus 3.84% for its benchmark, the S&P 500 Index.

Major indices opened the year with losses between 5% and 8% in January amid weak fourth quarter earnings announcements and downward pressure on oil prices. Stocks rallied in late February, and into March, then traded roughly flat for the majority of the second quarter. Investors looked past a terrorist attack in Belgium and largely focused on the recovery in oil, a relatively weaker dollar, generally positive economic reports and dovish indications from the Federal Reserve (“Fed”). Stocks continued to show resiliency in the final weeks of the period despite the United Kingdom’s vote to leave the European Union (“EU”), commonly referred to as “Brexit.” While the market was hit hard by Brexit, major indices rebounded in the final trading days of the quarter to finish with modest gains, as the heads of the United Kingdom and EU central banks stressed that they were prepared to act to mitigate Brexit-related economic stress.

Minutes from the Fed’s December 2015 meeting showed that the decision to raise short-term rates was unanimous, but committee members expressed concern over low inflation, sluggish global growth and the U.S. dollar’s strength against foreign currencies. The committee held rates steady after the January meeting, but several officials indicated hopes for another rate hike sooner rather than later this year. Fed Chair Janet Yellen acknowledged that market turmoil has significantly tightened financial conditions and quashed these hawkish views when she offered a dovish tone several weeks later. The run-up to Brexit, and the vote itself, induced volatility and broader concern about the state of the global markets. Just prior to the vote, the implied probability of a Fed rate hike by the December Federal Open Market Committee (“FOMC”) meeting was a coin toss, but the Brexit results and more recent cautious comments from Federal Reserve leaders has futures markets pushing back the likely timeline for a rate hike far into 2017. The 10-year U.S. Treasury yield fluctuated dramatically during the first half, falling as low as 1.66% and climbing to nearly 2% in early March, before falling below 1.5% for the first time in four years after the Brexit vote. The U.S. dollar eased against a basket of foreign currencies in the first quarter to provide some relief for U.S. exporters, and closed June nearly 4% below its November high.

U.S. economic indicators were mixed-to-positive during the first half of the year. Annualized U.S. GDP growth from the first quarter was 1.1%, slightly softer than the 1.4% registered during the fourth quarter of 2015. Employment growth was robust, other than weak reports in April and May, and the 287,000 jobs added in June marked the strongest month since October. Meanwhile, the unemployment rate oscillated between 4.7% and 5.0% and wage growth continued to improve, with June’s wages 2.6% above their levels last year. Finally, retail sales increased in back-to-back months in April and May, for the first time since late-2015, to shrug off a weak first quarter.

Oil prices recovered from their sub-$30 per barrel February lows, rising to stabilize between $45 and $50 per barrel in May and June, as supply tempered in non-OPEC countries. This recovery and stabilization supported energy stocks in the first half of 2016 and helped reduce volatility across the market for most of May and June. Meanwhile, market expectations of “lower rates for longer” and margin concerns led to a pullback in financial stocks, particularly banks, which were hit hard after Brexit. The S&P 500 Financials Index fell 3% in the first half of the year. However, banks received good news at the end of June when the Fed announced the results of its Comprehensive Capital Analysis and Review, more commonly known as CCAR, in which 30 of 33 bank holding companies (BHCs) passed, and which showed the overall Common Equity Tier 1 Ratio for all 33 BHCs had more than doubled from 5.5% in the first quarter of 2009 to 12.2% for this year. Information Technology was the only other sector with a negative return in the first half of the year. Stocks in defensive sectors with higher yields performed well in the first half, with the S&P 500 Telecommunications Services, Utilities and Consumer Staples indices up 24.8%, 23.4% and 10.5%, respectively. Materials and Industrials stocks also performed well in the first half. The S&P 500 Health Care and Consumer Discretionary indices posted small gains of 0.4% and 0.7%, respectively.

Relative underperformance was driven by both security selection and sector allocation effects, although stock selections in Financials, Health Care and Industrials were the primary factors. Stock selection in Energy and Information Technology contributed to relative performance. An overweight position in Utilities generated the largest contribution to allocation effects, while an underweight to Consumer Staples and an overweight to Financials both detracted from performance. The Portfolio’s lack of position in Telecommunication Services also detracted from performance, as the sector was the leading performer in the benchmark.(1)

AES Corp., CONSOL Energy Inc., Albemarle Corp., Steel Dynamics Inc. and Apache Corp. were the largest contributors to performance, while the largest detractors included Citigroup Inc., Perrigo Co. PLC, United Continental Holdings Inc., Alexion Pharmaceuticals Inc. and Genworth Financial, Inc.(1)

Citigroup Inc. was a leading detractor in the first half of the year, as broad economic weakness and Brexit concerns pushed the 10-Year Treasury yield below 1.5% and flattened the yield curve further, creating an earnings headwind for the company and other banks. While some recovery in rates is necessary for the stock to rebound, the company’s management has shored up its balance sheet and shed some of its worst-performing divisions in an effort to de-risk its portfolio and focus on better-performing and core business divisions. The company also passed its most recent CCAR test and will be expanding stock buybacks and more than tripling its dividend payout. So, while low rates for longer is a concern, Citigroup Inc.

4	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

has actively made positive operational improvements and capital allocation decisions that have enhanced shareholder value. These factors, however, are clearly not appreciated in a stock price that is trading well below book value.(1)

Perrigo Co. PLC shares tumbled roughly 30% in the final trading days of April after CEO Joseph Papa abruptly left the company for a CEO position with Valeant Pharmaceuticals. John Hendrickson, the former head of consumer health, was promoted to take over the helm and immediately lowered the company’s earnings guidance, pointing to weaker generic drug pricing. As a reminder, the Portfolio owned the stock last year when Mylan offered a $26B hostile bid for the company, and the Portfolio sold the stock before the deal fell through. We subsequently initiated a position once the stock had retreated back below our estimate of fair value. While the recent events have been disappointing, our investment case remains intact. We have met with Mr. Hendrickson since the management change, and have several positive takeaways. Management is confident that it can reach the $190M in incremental generic sales to reach its new guidance targets, and it is addressing the underperformance of the recently acquired Omega business. However, we are monitoring Perrigo Co. PLC’s quarterly operational performance closely given the number of moving parts.(1)

United Continental Holdings, Inc. declined more than 28% in the first half of the year on broader industry concerns and declining business travel. Consolidation over the past decade has largely improved the airline industry but, recently, management teams have failed to act as rationally as investors would expect. Margins have expanded as jet fuel costs declined with oil prices, leading several airlines to add capacity and offer competitive discounts. This is disappointing on the one hand, given softening demand trends in the U.S. and a stagnant economy in Europe, but partially justifiable given the decrease in fuel prices. United Continental Holdings, Inc. also has experienced mid-to-high single digit declines in passenger revenue per available seat mile (“PRASM”), as it has ceded market share to competitors and as its most profitable sales in business travel have weakened with the pullback in corporate spending. However, we believe that the company is taking steps to recover market share and close its margin gap to peers by investing in its labor force to improve operations and service while cutting costs. At 5.3x current year earnings estimates, United Continental Holdings, Inc. is significantly undervalued and is expected to outperform over the long term.(1)

AES Corp. and CONSOL Energy, Inc. were top contributors that benefitted from commodities finding a bottom in February and recovering throughout the first half of the year. However, each management team has been very proactive in deleveraging and de-risking its business to survive the downturn rather than simply waiting for commodity markets to rebound. CONSOL Energy, Inc. continues to sell its coal assets and focus on its natural gas business. Similarly, AES Corp. has delivered on its strategy to simplify its global footprint by shedding non-core assets. CONSOL Energy, Inc. is well-capitalized and the coal overhang on the stock continues to undervalue its quality gas assets. AES Corp. continues to generate very strong free-cash-flow streams and will benefit from any improvements in power pricing.(1)

Albemarle Corp. was a top contributor during the period and we exited the position on valuation. Positive estimate revisions, due to lithium price gains and decent trends in Albermarle Corp.’s core business, caused the market to bid the stock up above our estimate of fair value. While momentum could continue to drive the stock’s upward trajectory, this is a high beta stock that has experienced substantial crowding. Thus, the stock is vulnerable to any earnings disappointment or broader market shock, and our analysis indicates a negative risk/reward skew. Therefore, we harvested gains and redeployed the capital to opportunities with greater risk-adjusted return potential.(1)

We put odds of a U.S. recession at less than 20%. U.S. growth will likely slow some due to Brexit, but not materially. In addition, lower rates would act as a direct tailwind to our consumer-led economy, manifested most directly in lower mortgage rates. This would continue to support a steadily improving housing market, while commodity prices remain subdued, and employment continues to improve. What would change these odds? If credit spreads in the U.S. started to increase, similar to what we saw in early 2016, they would act like shadow market-driven monetary tightening. So far, there is little evidence of that, post-Brexit, and our recession probability is essentially unchanged. We put a 60% probability that the U.S. economy continues to muddle through, with slow but positive real growth of roughly 2%, and modest margin compression from higher unit labor costs. The combination would still allow many U.S. companies to generate ample free cash flow, which would support the market if share buybacks and deal activity would offset a continued liquidation of equities by private investors. U.S. equity risk premiums and valuation spreads will probably stay elevated under this scenario, but these will likely not spike. Multiple expansion is unlikely, in our opinion, but with continued stability in oil prices and no major post-Brexit spike in the U.S. dollar, we could see an end to the current earnings recession. This could support mid-single digit earnings growth and a commensurate return in equities over the next few quarters.

We think a rise in rates is the real risk to be concerned about and our subjective probability is somewhere between 10% and 20%. We realize this view is different from the current market narrative, but the potential for a significant surprise is what makes this scenario so dangerous. This outcome would likely trigger a spike in credit and valuation spreads, as the magnitude of risky investing resulting from an extremely low cost of capital could trigger forced selling. The silver lining in this scenario is that if it comes with fiscal policies that help reflate the U.S. economy, deep value assets that are tied to reflation could do well. This possibility will make this scenario even harder for people to stomach, but the major risk comes from the challenge of selling crowded assets against limiting market liquidity.

So where does this leave us on portfolio positioning? As always, our valuation-driven investment process is focused on buying stocks where a price-to-value gap suggests absolute value potential. Most importantly, we are focused on equities where absolute value is not driven by an artificially low cost of capital or unsustainably high cash flows and earnings. Broadly, we are finding absolute value opportunities where the stock price is volatile, and thus shunned by most investors, but where the underlying business model and cash flow is much less volatile than the price. The vast majority of the time, price is much more volatile than underlying business value, but these volatility-driven opportunities are even more prevalent in the current market environment where low volatility is prized.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

5	(continued)

Ohio National Fund, Inc.	Equity Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	97.3
Master Limited Partnerships (4)	0.9
Money Market Funds and Other Net Assets	1.8

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

		% of Net Assets
1.	Microsoft Corp.	3.7
2.	AES Corp.	3.7
3.	Oracle Corp.	3.5
4.	Merck & Co., Inc.	3.5
5.	Cisco Systems, Inc.	3.3
6.	Citigroup, Inc.	3.3
7.	Calpine Corp.	3.2
8.	Amazon.com, Inc.	3.1
9.	Synchrony Financial	3.0
10.	Wells Fargo & Co.	2.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Financials	21.2
Information Technology	20.0
Health Care	16.3
Consumer Discretionary	10.9
Industrials	9.5
Utilities	8.8
Energy	5.7
Materials	3.9
Consumer Staples	1.9

98.2

6

Ohio National Fund, Inc.	Equity Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 97.3%		Shares	Value
CONSUMER DISCRETIONARY – 10.9%
PulteGroup, Inc. (Household Durables)		691,617	$13,479,615
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	22,400	16,029,888
CBS Corp. Class B (Media)		112,111	6,103,323
Lowe’s Cos., Inc. (Specialty Retail)		146,690	11,613,447
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		100,840	9,037,281

			56,263,554

CONSUMER STAPLES – 1.9%
Colgate-Palmolive Co. (Household Products)		137,230	10,045,236

ENERGY – 5.7%
Apache Corp. (Oil, Gas & Consumable Fuels)		160,181	8,917,276
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)		529,570	8,520,781
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		338,400	12,267,000

			29,705,057

FINANCIALS – 20.3%
Citigroup, Inc. (Banks)		398,002	16,871,305
Wells Fargo & Co. (Banks)		308,320	14,592,786
Ameriprise Financial, Inc. (Capital Markets)		89,974	8,084,164
Discover Financial Services (Consumer Finance)		170,830	9,154,780
Synchrony Financial (Consumer Finance)	(a)	611,760	15,465,293
American International Group, Inc. (Insurance)		159,320	8,426,435
MetLife, Inc. (Insurance)		205,085	8,168,536
American Homes 4 Rent (Real Estate Investment Trusts)		696,610	14,266,573
Realogy Holdings Corp. (Real Estate Mgmt. & Development)	(a)	347,480	10,083,870

			105,113,742

HEALTH CARE – 16.3%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	70,651	8,249,211
Biogen, Inc. (Biotechnology)	(a)	50,400	12,187,728
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	153,850	11,661,830
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		96,474	13,622,129
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	44,330	6,264,272
Merck & Co., Inc. (Pharmaceuticals)		310,840	17,907,492
Mylan NV (Pharmaceuticals)	(a)	139,699	6,040,585
Perrigo Co. PLC (Pharmaceuticals)		92,037	8,344,995

			84,278,242

INDUSTRIALS – 9.5%
Boeing Co. / The (Aerospace & Defense)		65,920	8,561,030
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		113,190	8,404,358

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
United Continental Holdings, Inc. (Airlines)	(a)	201,030	$8,250,271
Rockwell Automation, Inc. (Electrical Equip.)		92,060	10,570,329
PACCAR, Inc. (Machinery)		134,295	6,965,882
United Rentals, Inc. (Trading Companies & Distributors)	(a)	98,730	6,624,783

			49,376,653

INFORMATION TECHNOLOGY – 20.0%
Cisco Systems, Inc. (Communications Equip.)		597,760	17,149,734
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	16,894	11,692,337
Yahoo!, Inc. (Internet Software & Svs.)	(a)	356,400	13,386,384
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	179,047	14,026,542
QUALCOMM, Inc. (Semiconductors & Equip.)		180,620	9,675,813
Microsoft Corp. (Software)		376,190	19,249,642
Oracle Corp. (Software)		447,209	18,304,264

			103,484,716

MATERIALS – 3.9%
LyondellBasell Industries NV Class A (Chemicals)		92,279	6,867,403
Mosaic Co. / The (Chemicals)		195,283	5,112,509
Steel Dynamics, Inc. (Metals & Mining)		343,986	8,427,657

			20,407,569

UTILITIES – 8.8%
Exelon Corp. (Electric Utilities)		272,990	9,925,916
AES Corp. (Ind. Power & Renewable Elec.)		1,526,467	19,050,308
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	1,134,030	16,726,943

			45,703,167

Total Common Stocks (Cost $495,463,809)			$504,377,936

Master Limited Partnerships – 0.9%		Shares	Value
FINANCIALS – 0.9%
KKR & Co. LP (Capital Markets)		386,610	$4,770,767

Total Master Limited Partnerships (Cost $7,618,680)			$4,770,767

Money Market Funds – 0.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		776,397	$776,397
State Street Institutional U.S. Government Money Market Fund Institutional Class		2,683,854	2,683,854

Total Money Market Funds (Cost $3,460,251)			$3,460,251

Total Investments – 98.9% (Cost $506,542,740)	(b)		$512,608,954
Other Assets in Excess of Liabilities – 1.1%			5,809,340

Net Assets – 100.0%			$518,418,294

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

Ohio National Fund, Inc.	Bond Portfolio

Objective/Strategy

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with the preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

Performance as of June 30, 2016

Average Annual Returns:
One year	7.46%
Five years	4.14%
Ten years	4.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six month period ended June 30, 2016, the Bond Portfolio returned 9.07% versus 7.56% for its benchmark, the BofA Merrill Lynch U.S. Corporate Master Index (the “Index”).

Both the Portfolio and the Index had large positive returns for the period, as U.S. Treasury yields decreased across the yield curve and credit spreads tightened. For the period, the 10-year Treasury yield decreased 80 basis points and the 30-year Treasury yield decreased 73 basis points. Interest rates moved lower globally, due to slow growth, accommodative central banks, and the lack of meaningful inflation. As measured by the Index, credit spreads tightened 11 basis points during the period. While credit spreads tightened across most industry sectors, the tightening was most pronounced in the energy and metals/mining sectors due to the rebound in commodities prices.

The Portfolio outperformed the Index by 1.51% for the six-month period ended June 30, 2016. The Portfolio’s relative performance was the outcome of a combination of factors, including the Portfolio’s allocation to several industry sectors, the overall credit quality of the Portfolio, and certain holdings in the Portfolio. The average credit quality of the Portfolio was Baa1 versus A3 for the Index, and this difference in credit quality contributed to the relative performance because lower quality bonds outperformed higher quality bonds during the period. The Portfolio’s duration positioning detracted from relative performance slightly. The Portfolio’s duration was approximately 0.27 years shorter than the duration of the Index during a period in which Treasury yields declined and credit spreads tightened.(1)

With the exception of the Energy and Financial sectors, differences in industry weightings between the Portfolio and the Index had little impact on relative performance. The Portfolio was over-weighted in the Energy sector by approximately 5% during the first half of 2016, and this helped relative performance because the Energy sector performed well, as oil prices recovered. The Portfolio was also approximately 7% under-weighted in the Financials sector, which also added to relative performance, because the Financials sector was one of the worst performing sectors during the period.(1)

Interest rates declined materially during the period, so securities with short durations underperformed. The five securities in the Portfolio that performed the worst during the first half of 2016 all had short durations and included Broadcom Corp., GE Capital International Funding Co., Comerica Bank, Equity One Inc., and Discover Financial Services. The five best performing securities during the period were energy or mining-related and included Chesapeake Energy Corp., Teck Resources Ltd., The Williams Companies, Inc., Freeport-McMoRan Inc., and Southwestern Energy Co.(1)

Despite many headwinds, the U.S. economy is expected to grow moderately in 2016. Corporate profits have declined slightly in recent quarters and may continue to do so, given the strong U.S. dollar and emerging wage pressure that may negatively impact margins. While the Federal Reserve would like to increase short-term rates, it appears increasingly likely that there will be little, if any, change in 2016. Inflation remains low and growth remains sluggish globally, making it difficult for most central banks to justify increasing rates. Corporate credit continues to deteriorate in 2016, as companies pursue equity-friendly policies such as increased dividends, debt-financed stock buybacks, and debt-financed merger and acquisition activity. All of these activities decrease corporate credit quality and should lead to spread widening eventually. However, the overwhelming demand for U.S. dollar denominated debt, and the stretch for yield in the current low interest rate environment will likely keep spreads tight for the short term. Spreads are expected to widen over the intermediate to long term, as the credit cycle matures. Given this outlook, we expect to maintain our overweight to BBB investment grade bonds for the balance of the year. We also plan to maintain the small exposure to BB high yield bonds in the Portfolio. Lastly, we plan to maintain the Portfolio’s duration slightly below that of the Index. We prefer to take slightly more credit risk than interest rate risk, given the low level of interest rates and the current economic environment.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

8	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Corporate Bonds (4)	98.1
Asset-Backed Securities (4)	0.5
U.S. Treasury Obligations	0.3
Money Market Funds Less Net Liabilities	1.1

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Masco Corp. 4.375%, 04/01/2026	1.3
2. Fifth Third Bancorp 4.500%, 06/01/2018	1.1
3. Intel Corp. 4.000%, 12/15/2032	1.0
4. FedEx Corp. 4.900%, 01/15/2034	1.0
5. Simon Property Group LP 3.750%, 02/01/2024	1.0
6. Oracle Corp. 4.300%, 07/08/2034	1.0
7. American Water Capital Corp. 4.300%, 12/01/2042	1.0
8. Union Electric Co. 6.400%, 06/15/2017	1.0
9. Parker-Hannifin Corp. 4.200%, 11/21/2034	1.0
10. Kansas City Power & Light Co. 5.850%, 06/15/2017	1.0

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Financials	26.3
Energy	16.2
Industrials	10.6
Utilities	9.8
Consumer Discretionary	9.0
Health Care	7.7
Information Technology	7.3
Consumer Staples	4.7
Materials	4.2
Telecommunication Services	2.8

98.6

9

Ohio National Fund, Inc.	Bond Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds – 98.1%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 9.0%
Magna International, Inc. (Auto Components)		3.625%	06/15/2024	$1,000,000	$1,055,231
General Motors Co. (Automobiles)		5.000%	04/01/2035	900,000	896,830
General Motors Financial Co., Inc. (Automobiles)		3.200%	07/06/2021	900,000	902,606
Newell Rubbermaid, Inc. (Household Durables)	(b)	3.150%	04/01/2021	900,000	937,702
Expedia, Inc. (Internet & Catalog Retail)	(a)	5.000%	02/15/2026	1,000,000	1,037,216
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	1,250,000	1,395,771
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)	(a)	3.579%	07/23/2020	1,000,000	1,045,537
Comcast Corp. (Media)		4.250%	01/15/2033	750,000	828,150
Discovery Communications, LLC (Media)		4.375%	06/15/2021	1,000,000	1,073,879
Discovery Communications, LLC (Media)		3.300%	05/15/2022	275,000	277,911
Time Warner Cable, Inc. (Media)		6.550%	05/01/2037	850,000	991,763
Time Warner, Inc. (Media)		2.950%	07/15/2026	900,000	907,276
Viacom, Inc. (Media)		4.850%	12/15/2034	1,500,000	1,399,146
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	925,000	967,651
Bed Bath & Beyond, Inc. (Specialty Retail)		5.165%	08/01/2044	900,000	793,448

					14,510,117

CONSUMER STAPLES – 4.7%
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.700%	02/01/2036	900,000	1,012,557
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.900%	02/01/2046	1,000,000	1,171,368
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	1,500,000	1,548,126
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	900,000	940,305
Imperial Tobacco Finance PLC (Tobacco)	(a)	3.750%	07/21/2022	1,400,000	1,477,603
Philip Morris International, Inc. (Tobacco)		4.125%	05/17/2021	1,250,000	1,392,920

					7,542,879

ENERGY – 16.2%
Ensco PLC (Energy Equip. & Svs.)		5.200%	03/15/2025	900,000	625,500
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	900,000	975,091
Noble Holding International Ltd. (Energy Equip. & Svs.)	(b)	5.000%	03/16/2018	900,000	886,500
Noble Holding International Ltd. (Energy Equip. & Svs.)	(b)	6.950%	04/01/2025	1,000,000	797,500
Buckeye Partners LP (Oil, Gas & Consumable Fuels)		4.875%	02/01/2021	1,000,000	1,050,644
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	8.000%	12/15/2022	565,000	480,956
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	900,000	967,871
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		3.350%	05/15/2025	350,000	361,970
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	900,000	872,926
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.750%	01/15/2026	400,000	412,880
Enterprise Products Operating, LLC (Oil, Gas & Consumable Fuels)		3.900%	02/15/2024	1,000,000	1,058,788
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	900,000	1,012,946
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	1,000,000	1,011,772
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		5.300%	12/01/2034	1,000,000	977,883
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		4.250%	02/01/2021	1,000,000	1,082,299
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	850,000	781,287
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.750%	09/15/2044	1,000,000	853,529
MPLX LP (Oil, Gas & Consumable Fuels)	(a)	4.875%	12/01/2024	1,000,000	974,583
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	(b)	4.700%	12/01/2022	1,400,000	1,280,986
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		3.125%	02/15/2022	1,000,000	1,048,177
Phillips 66 (Oil, Gas & Consumable Fuels)		4.300%	04/01/2022	1,300,000	1,420,026
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		2.850%	01/31/2023	1,000,000	920,790
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	900,000	909,105
Shell International Finance BV (Oil, Gas & Consumable Fuels)		2.875%	05/10/2026	900,000	914,880
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(b)	4.050%	01/23/2020	900,000	879,750
Spectra Energy Capital, LLC (Oil, Gas & Consumable Fuels)		3.300%	03/15/2023	1,425,000	1,369,697
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	1,425,000	1,415,700
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		5.750%	06/24/2044	1,000,000	852,500

					26,196,536

FINANCIALS – 26.3%
Bank of America Corp. (Banks)		4.200%	08/26/2024	500,000	517,085
Bank of America Corp. (Banks)		3.875%	08/01/2025	850,000	904,696
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	900,000	969,370
Citigroup, Inc. (Banks)		4.400%	06/10/2025	900,000	939,410
Citigroup, Inc. (Banks)		3.700%	01/12/2026	1,000,000	1,053,225
Fifth Third Bancorp (Banks)		4.500%	06/01/2018	1,750,000	1,841,943
KeyCorp (Banks)		5.100%	03/24/2021	500,000	562,519
PNC Bank NA (Banks)		3.250%	06/01/2025	850,000	903,534
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	1,400,000	1,430,374
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	900,000	917,390
Wells Fargo & Co. (Banks)		4.650%	11/04/2044	1,000,000	1,050,760
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	1,400,000	1,462,804
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	1,250,000	1,324,151
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	1,000,000	1,008,677

10	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Northern Trust Corp. (Capital Markets)		3.450%	11/04/2020	$1,000,000	$1,076,255
State Street Corp. (Capital Markets)		4.375%	03/07/2021	1,250,000	1,391,066
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	925,000	941,398
Ford Motor Credit Co., LLC (Consumer Finance)		3.157%	08/04/2020	1,400,000	1,451,674
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	900,000	931,831
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	900,000	944,181
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		2.750%	12/01/2020	900,000	942,408
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		3.750%	12/01/2025	1,000,000	1,079,332
Moody’s Corp. (Diversified Financial Svs.)		5.250%	07/15/2044	1,000,000	1,216,901
Nasdaq, Inc. (Diversified Financial Svs.)	(b)	3.850%	06/30/2026	900,000	914,886
Aflac, Inc. (Insurance)		3.625%	06/15/2023	1,425,000	1,530,548
Allstate Corp. / The (Insurance)		5.200%	01/15/2042	500,000	590,727
American International Group, Inc. (Insurance)		3.875%	01/15/2035	1,400,000	1,341,194
Hartford Financial Services Group, Inc. / The (Insurance)		5.375%	03/15/2017	1,500,000	1,542,699
Loews Corp. (Insurance)		3.750%	04/01/2026	1,000,000	1,060,592
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	1,400,000	1,454,499
American Tower Corp. (Real Estate Investment Trusts)		3.375%	10/15/2026	900,000	905,168
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	925,000	951,191
Camden Property Trust (Real Estate Investment Trusts)		4.250%	01/15/2024	500,000	541,782
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	1,425,000	1,477,085
HCP, Inc. (Real Estate Investment Trusts)		4.000%	06/01/2025	1,500,000	1,512,962
Hospitality Properties Trust (Real Estate Investment Trusts)		4.250%	02/15/2021	1,000,000	1,042,194
Simon Property Group LP (Real Estate Investment Trusts)		3.750%	02/01/2024	1,475,000	1,609,511
Welltower, Inc. (Real Estate Investment Trusts)		4.250%	04/01/2026	1,000,000	1,075,566

					42,411,588

HEALTH CARE – 7.7%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	1,425,000	1,453,154
Amgen, Inc. (Biotechnology)		4.100%	06/15/2021	1,000,000	1,096,966
Baxalta, Inc. (Biotechnology)		4.000%	06/23/2025	1,400,000	1,459,304
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	1,350,000	1,440,685
Becton Dickinson and Co. (Health Care Equip. & Supplies)		5.000%	05/15/2019	500,000	545,647
Aetna, Inc. (Health Care Providers & Svs.)		4.250%	06/15/2036	900,000	929,947
Express Scripts Holding Co. (Health Care Providers & Svs.)		2.250%	06/15/2019	900,000	915,292
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	425,000	447,554
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		2.700%	04/01/2019	1,000,000	1,025,604
Johnson & Johnson (Pharmaceuticals)		2.450%	03/01/2026	1,000,000	1,034,144
Merck Sharp & Dohme Corp. (Pharmaceuticals)		5.000%	06/30/2019	1,000,000	1,110,947
Mylan NV (Pharmaceuticals)	(a)	3.000%	12/15/2018	900,000	921,423

					12,380,667

INDUSTRIALS – 10.1%
BAE Systems Holdings, Inc. (Aerospace & Defense)	(a)	6.375%	06/01/2019	750,000	843,085
Lockheed Martin Corp. (Aerospace & Defense)		3.350%	09/15/2021	1,000,000	1,066,238
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	1,000,000	1,014,328
Raytheon Co. (Aerospace & Defense)		4.400%	02/15/2020	1,250,000	1,384,495
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	1,425,000	1,618,278
Masco Corp. (Building Products)		4.375%	04/01/2026	2,000,000	2,062,980
Illinois Tool Works, Inc. (Machinery)		3.375%	09/15/2021	500,000	539,277
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	1,400,000	1,572,011
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	900,000	1,035,882
CSX Corp. (Road & Rail)		5.600%	05/01/2017	1,500,000	1,554,935
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	600,000	626,394
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(a)	3.300%	04/01/2021	900,000	925,272
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	1,000,000	1,091,131
Sydney Airport Finance Co. Pty. Ltd. (Transportation Infrastructure)	(a)	3.625%	04/28/2026	900,000	929,241

					16,263,547

INFORMATION TECHNOLOGY – 7.3%
Harris Corp. (Communications Equip.)		2.700%	04/27/2020	900,000	912,783
Denali Borrower, LLC / Denali Finance Corp. (Computers & Peripherals)	(a)	5.625%	10/15/2020	900,000	944,100
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(a)(b)	5.450%	06/15/2023	900,000	933,233
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(a)	5.875%	06/15/2021	500,000	512,443
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(a)	7.125%	06/15/2024	500,000	522,371
Fidelity National Information Services, Inc. (IT Svs.)		2.850%	10/15/2018	900,000	923,658
Intel Corp. (Semiconductors & Equip.)		4.000%	12/15/2032	1,500,000	1,623,624
KLA-Tencor Corp. (Semiconductors & Equip.)	(b)	3.375%	11/01/2019	900,000	930,706
Microsoft Corp. (Software)		4.450%	11/03/2045	900,000	1,012,246
Oracle Corp. (Software)		4.300%	07/08/2034	1,500,000	1,598,213
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	1,000,000	1,016,212
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)	(a)	4.900%	10/15/2025	850,000	888,511

					11,818,100

11	(continued)

Ohio National Fund, Inc.	Bond Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS – 4.2%
Airgas, Inc. (Chemicals)		3.050%	08/01/2020	$900,000	$936,834
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	1,400,000	1,445,812
Eastman Chemical Co. (Chemicals)		3.600%	08/15/2022	1,000,000	1,051,558
FMC Corp. (Chemicals)		3.950%	02/01/2022	1,000,000	1,045,845
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	675,000	733,464
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	1,425,000	1,479,870

					6,693,383

TELECOMMUNICATION SERVICES – 2.8%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	900,000	921,052
AT&T, Inc. (Diversified Telecom. Svs.)		4.125%	02/17/2026	1,000,000	1,074,242
Verizon Communications, Inc. (Diversified Telecom. Svs.)		4.600%	04/01/2021	1,250,000	1,401,506
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	425,000	400,615
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	700,000	730,679

					4,528,094

UTILITIES – 9.8%
Appalachian Power Co. (Electric Utilities)		4.600%	03/30/2021	1,000,000	1,101,164
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	900,000	1,023,309
DTE Electric Co. (Electric Utilities)		3.375%	03/01/2025	1,000,000	1,087,944
Duke Energy Florida, LLC (Electric Utilities)		4.550%	04/01/2020	500,000	551,201
ITC Holdings Corp. (Electric Utilities)		3.650%	06/15/2024	500,000	520,614
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	1,500,000	1,555,590
LG&E & KU Energy, LLC (Electric Utilities)		4.375%	10/01/2021	1,000,000	1,103,664
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	1,000,000	1,088,005
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	1,500,000	1,572,617
Xcel Energy, Inc. (Electric Utilities)		4.700%	05/15/2020	1,000,000	1,105,323
AGL Capital Corp. (Gas Utilities)		5.250%	08/15/2019	1,000,000	1,094,112
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	1,250,000	1,302,479
Avista Corp. (Multi-Utilities)		5.950%	06/01/2018	1,000,000	1,081,286
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	1,400,000	1,574,880

					15,762,188

Total Corporate Bonds (Cost $151,650,799)					$158,107,099

Asset-Backed Securities – 0.5%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.5%
American Airlines 2015-1 Class B Pass Through Trust (Airlines)		3.700%	11/01/2024	$817,436	$801,087

Total Asset-Backed Securities (Cost $817,436)					$801,087

U.S. Treasury Obligations – 0.3%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		2.250%	11/15/2024	$500,000	$533,574

Total U.S. Treasury Obligations (Cost $525,866)					$533,574

Warrants – 0.0%				Quantity	Value
CONSUMER DISCRETIONARY – 0.0%
HealthSouth Corp. (Health Care Providers & Svs.)				656	$1,109

Total Warrants (Cost $0)					$1,109

Money Market Funds – 1.7%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				1,054,355	$1,054,355
State Street Institutional U.S. Government Money Market Fund Institutional Class				1,681,159	1,681,159

Total Money Market Funds (Cost $2,735,514)					$2,735,514

Total Investments – 100.6% (Cost $155,729,615)	(c)				$162,178,383
Liabilities in Excess of Other Assets – (0.6)%					(1,053,937)

Net Assets – 100.0%					$161,124,446

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2016, the value of these securities totaled $12,435,574, or 7.7% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(b)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

12

Ohio National Fund, Inc.	Omni Portfolio

Objective/Strategy

The Omni Portfolio seeks a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

Performance as of June 30, 2016

Average Annual Returns:
One year	-0.18%
Five years	9.42%
Ten years	7.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Omni Portfolio returned 2.17% versus 5.00% for its benchmark, which is comprised of 70% S&P 500 Index and 30% BofA Merrill Lynch U.S. Corporate Master Index (the “Merrill Lynch Index”).

The underperformance for the Portfolio versus the blended benchmark is the result of underperformance by the equity portion of the Portfolio versus the S&P 500 Index, somewhat offset by the outperformance of the bond portion of the Portfolio versus the Merrill Lynch Index. The asset allocation decision to overweight stocks and underweight bonds versus the blended benchmark also detracted from relative performance because bonds outperformed stocks during the six-month period.(1)

For the period, the equity portion of the Portfolio returned 0.48% versus 3.84% for the S&P 500 Index, for underperformance of 278 basis points. The Portfolio’s equity underperformance resulted primarily from sector allocations. In all but the Financials sector, overweights or underweights worked against the Portfolio in terms of performance relative to the benchmark. Overall, stock selection was positive, as Health Care led all sectors. Stock selection in Financials, however, was a key detractor from relative performance.(1)

The Portfolio’s top performing stocks for the first half of the year were Tesaro Inc., Pioneer Natural Resources Co., PHV Corp., Anacor Pharmaceuticals Inc., and Xylem Inc. The Portfolio’s worst performing stocks were Delphi Automotive PLC, Bank of America Corp., Allergan PLC, Harman International Industries Inc., and Anadarko Petroleum Corp. The top contributors to stock performance were Tesaro Inc., Anacor Pharmaceuticals Inc., PVH Corp., Xylem Inc., and HCA Holdings Inc. The top detractors from stock performance were Delphi Automotive PLC, Intel Corp., Allergan PLC, Mylan NV, and Valient Pharmaceuticals International Inc.(1)

The top equity contributor to the Portfolio’s performance through the first half of the year was Tesaro, Inc., which generated 223 basis points. The company reported positive Phase 3 data for its ovarian cancer drug. Anacor Pharmaceuticals, Inc. added 77 points, as the stock benefited from Pfizer’s announcement to acquire the company. The deal, valued at $5.2 billion, provided Pfizer with access to Anacor’s non-steroidal topical gel to treat eczema. PVH Corp. added 56 basis points, as it reported an earnings “beat and raise” for the first quarter and trends for the subsequent quarter have remained positive to in-line with guidance. Xylem, Inc. added 43 basis points, as it benefited from stronger growth in municipal water project activity and positive sentiment regarding the water crisis in Flint, Michigan. Finally, HCA Holdings, Inc. gained 36 basis points, as the market is moving back to fundamentally sound companies in the uncertain environment.(1)

Detractors from performance during the first half of the year included Delphi Automotive PLC, as concerns over Brexit and the U.S. auto cycle pressured the stock and impacted the Portfolio negatively by 76 basis points. Intel Corp. cost the Portfolio 50 basis points due to a reduced PC sales forecast. Valeant Pharmaceuticals International, Inc. cost the portfolio 45 basis points as it faced several issues during the first quarter, starting with a leave of absence taken by the CEO early in the year due to a severe case of pneumonia. We sold the position following news of a decline in reimbursement by CVS Health Corp. for a key drug, Jublia, which is used to treat toenail fungal infections, and the company’s announcement that its 10-K would be delayed due to a restatement of its financials after an internal review of the company’s accounting of sales through its specialty pharmacy subsidiary. Fortunately, we avoided another significant decline in the stock after the company lowered its profit outlook sharply later in the quarter due to weaker pricing and demand, as well as higher taxes, which led to heightened investors’ concerns about its ability to repay its significant level of debt. Specialty pharmaceutical companies, such as Allergan PLC and Mylan NV had some unforeseen issues. Allergan PLC’s proposed merger with Pfizer, Inc. was terminated, and concerns of weaker pricing in generic drugs outweighed Mylan NV’s strong growth prospects, costing the Portfolio 94 basis points in aggregate.(1)

For the period, the bond portion of the Portfolio returned 8.95% versus 7.56% for the Merrill Lynch Index, for outperformance of 139 basis points. Both the bond portion of the Portfolio and the Merrill Lynch Index had strong positive results primarily because Treasury yields declined over the period (the 10-year Treasury yield declined 80 basis points). The bond portion of the Portfolio outperformed the Merrill Lynch Index primarily because of its approximate 6% overweighting in the Energy sector. This sector performed poorly in the fourth quarter of 2015, and it made a strong recovery in 2016, as oil prices increased from very depressed levels at the start of the year. The approximate 9% underweighting in the Financials sector also benefited relative performance, as this sector underperformed. The approximate 5% overweighting in the Information Technology sector detracted from relative performance because this sector also underperformed. The average credit quality of the bond portion of the Portfolio was Baa1 versus A3 for the Merrill Lynch Index, and this difference in credit quality benefited relative performance because lower quality bonds outperformed higher quality bonds during the period. Having a bond duration that was approximately 0.2 years shorter than the Merrill Lynch Index had a marginally negative impact on relative bond performance because Treasury yields declined and credit spreads tightened over the six-month period. (1)

The five bonds in the Portfolio that performed the best during the first half of 2016 came from the mining and energy sectors, which recovered in price in 2016 after the large price declines suffered by them late in 2015. These five best performing bonds were Teck Resources Ltd., Freeport-McMoRan, Inc., Southwestern Energy Corp., Energy Transfer Partners, L.P., and Murphy Oil Corporation. The five worst performing bonds that were held for the entire period were Citigroup Inc., Kansas

13	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

City Power & Light Company, Union Electric Company, Pennsylvania Electric Company, and Comcast Corporation. These “worst” performing bonds have short maturities and did not appreciate in value as Treasury yields declined, and their credit quality is sound.(1)

The month of June will certainly go down in history as being eventful. To the shock of many, the United Kingdom voted to exit the European Union. Volatility increased and “contagion” and “risk off” came back into our daily vocabulary. Despite that, the market was roughly flat for the month, and up slightly for the quarter, led by defensive-oriented groups. While it is quite unclear what lies ahead for European, and global, economic growth, we feel that the U.S. markets will be a safe haven to investors, as multiples are reasonable and companies will continue to grow, though at a slightly slower pace. Our continued focus on company and industry specific fundamentals should be a contributor to outperformance of stocks going forward. Corporate credit may continue to deteriorate in 2016, as companies pursue equity-friendly policies such as increased dividends, debt-financed stock buybacks and debt-financed merger and acquisition activity. All of these activities should lead to credit spread widening eventually. However, the overwhelming demand for U.S. dollar denominated debt, and the stretch for yield in the current low interest rate environment will likely keep credit spreads from widening for the short term. Given this outlook, we expect to maintain our overweight to BBB investment grade bonds, and maintain a small exposure to BB high yield bonds. Lastly, in the bond portion of Omni, we plan to maintain the Portfolio’s duration slightly short of that of the Merrill Lynch Index. We prefer to take slightly more credit risk than interest rate risk, given the low level of interest rates and the current economic environment.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

The BofA Merrill Lynch U.S. Corporate Master Index tracks the performance of all U.S. dollar-denominated, investment grade corporate public debt issued in the U.S. domestic bond market. Qualifying bonds must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	72.2
Corporate Bonds (4)	21.9
Asset-Backed Securities (4)	0.2
U.S. Treasury Obligations	0.8
Money Market Funds Less Net Liabilities	4.9

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Amazon.com, Inc.	2.1
2. TESARO, Inc.	1.9
3. NXP Semiconductors NV	1.8
4. Newell Brands, Inc.	1.8
5. Allergan PLC	1.8
6. Facebook, Inc. Class A	1.8
7. Time Warner, Inc.	1.7
8. Alibaba Group Holding Ltd. – ADR	1.7
9. Humana, Inc.	1.6
10. PVH Corp.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Asset-Backed Securities):

% of Net Assets
Information Technology	24.4
Financials	15.2
Consumer Discretionary	14.8
Health Care	13.7
Industrials	13.2
Energy	6.6
Consumer Staples	2.9
Utilities	1.7
Materials	1.3
Telecommunication Services	0.5

94.3

14

Ohio National Fund, Inc.	Omni Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 72.2%		Shares	Value
CONSUMER DISCRETIONARY – 12.7%
Delphi Automotive PLC (Auto Components)		10,837	$678,396
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	30,571	691,822
Newell Brands, Inc. (Household Durables)		18,691	907,822
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	1,525	1,091,320
Time Warner, Inc. (Media)		12,079	888,290
Lowe’s Cos., Inc. (Specialty Retail)		9,329	738,577
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	11,391	655,210
PVH Corp. (Textiles, Apparel & Luxury Goods)		8,591	809,530

			6,460,967

CONSUMER STAPLES – 1.5%
Kellogg Co. (Food Products)		4,808	392,573
Pinnacle Foods, Inc. (Food Products)		8,203	379,717

			772,290

ENERGY – 2.3%
Schlumberger Ltd. (Energy Equip. & Svs.)		6,003	474,717
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		4,654	703,732

			1,178,449

FINANCIALS – 9.2%
BankUnited, Inc. (Banks)		12,809	393,492
Citigroup, Inc. (Banks)		16,481	698,630
KeyCorp (Banks)		57,121	631,187
Regions Financial Corp. (Banks)		75,294	640,752
Bank of New York Mellon Corp. / The (Capital Markets)		17,556	682,051
Capital One Financial Corp. (Consumer Finance)		5,400	342,954
MetLife, Inc. (Insurance)		16,460	655,602
Prudential Financial, Inc. (Insurance)		9,221	657,826

			4,702,494

HEALTH CARE – 12.5%
TESARO, Inc. (Biotechnology)	(a)	11,283	948,336
Aetna, Inc. (Health Care Providers & Svs.)		5,921	723,132
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	9,673	744,918
Humana, Inc. (Health Care Providers & Svs.)		4,502	809,819
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		5,280	745,536
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		4,920	726,979
Allergan PLC (Pharmaceuticals)	(a)	3,909	903,331
Mylan NV (Pharmaceuticals)	(a)	16,787	725,870

			6,327,921

INDUSTRIALS – 11.1%
Hexcel Corp. (Aerospace & Defense)		6,999	291,438
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		3,410	572,982
Raytheon Co. (Aerospace & Defense)		5,486	745,822
FedEx Corp. (Air Freight & Logistics)		4,691	712,000
AECOM (Construction & Engineering)	(a)	23,441	744,721
Rockwell Automation, Inc. (Electrical Equip.)		6,390	733,700
General Electric Co. (Industrial Conglomerates)		12,878	405,400
Xylem, Inc. (Machinery)		15,636	698,147
Union Pacific Corp. (Road & Rail)		8,412	733,947

			5,638,157

INFORMATION TECHNOLOGY – 22.5%
Cisco Systems, Inc. (Communications Equip.)		26,678	765,392
Harris Corp. (Communications Equip.)		9,236	770,652
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	10,847	862,662
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	371	261,010
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	1,073	742,623
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	7,841	896,069
Computer Sciences Corp. (IT Svs.)		10,313	512,040
International Business Machines Corp. (IT Svs.)		4,879	740,535
MasterCard, Inc. Class A (IT Svs.)		7,973	702,102
Broadcom Ltd. (Semiconductors & Equip.)		4,882	758,663
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	11,963	937,181
Adobe Systems, Inc. (Software)	(a)	7,485	716,988
Electronic Arts, Inc. (Software)	(a)	9,829	744,645
Microsoft Corp. (Software)		12,359	632,410
Oracle Corp. (Software)		16,967	694,459
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		37,532	685,710

			11,423,141

15	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks (Continued)	Shares	Value
MATERIALS – 0.4%
Monsanto Co. (Chemicals)	1,725	$178,382

Total Common Stocks (Cost $34,917,250)		$36,681,801

Corporate Bonds – 21.9%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 2.1%
General Motors Co. (Automobiles)		5.000%	04/01/2035	$100,000	$99,648
General Motors Financial Co., Inc. (Automobiles)		3.200%	07/06/2021	100,000	100,290
Newell Rubbermaid, Inc. (Household Durables)	(c)	3.150%	04/01/2021	100,000	104,189
21st Century Fox America, Inc. (Media)		4.500%	02/15/2021	100,000	111,662
Comcast Corp. (Media)		5.875%	02/15/2018	75,000	80,774
Discovery Communications, LLC (Media)		3.300%	05/15/2022	75,000	75,794
Time Warner Cable, Inc. (Media)		6.550%	05/01/2037	150,000	175,017
Time Warner, Inc. (Media)		2.950%	07/15/2026	100,000	100,808
Viacom, Inc. (Media)		4.250%	09/01/2023	75,000	77,949
Kohl’s Corp. (Multiline Retail)		4.000%	11/01/2021	75,000	78,458
Bed Bath & Beyond, Inc. (Specialty Retail)		5.165%	08/01/2044	100,000	88,161

					1,092,750

CONSUMER STAPLES – 1.4%
Anheuser-Busch InBev Finance, Inc. (Beverages)		4.700%	02/01/2036	100,000	112,506
Bunge NA Finance LP (Food Products)		5.900%	04/01/2017	150,000	154,813
Mead Johnson Nutrition Co. (Food Products)		3.000%	11/15/2020	100,000	104,478
Procter & Gamble Co. / The (Household Products)		4.700%	02/15/2019	100,000	109,609
Imperial Tobacco Finance PLC (Tobacco)	(b)	3.750%	07/21/2022	100,000	105,543
Philip Morris International, Inc. (Tobacco)		3.375%	08/11/2025	100,000	108,197

					695,146

ENERGY – 4.3%
Ensco PLC (Energy Equip. & Svs.)		5.200%	03/15/2025	100,000	69,500
Halliburton Co. (Energy Equip. & Svs.)		4.850%	11/15/2035	100,000	108,343
Noble Holding International Ltd. (Energy Equip. & Svs.)	(c)	5.000%	03/16/2018	100,000	98,500
Boardwalk Pipelines LP (Oil, Gas & Consumable Fuels)		5.500%	02/01/2017	100,000	101,516
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		4.500%	06/01/2025	100,000	107,541
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		3.350%	05/15/2025	150,000	155,130
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		3.250%	05/15/2022	100,000	96,992
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.750%	01/15/2026	100,000	103,220
Enterprise Products Operating, LLC (Oil, Gas & Consumable Fuels)		3.900%	02/15/2024	100,000	105,879
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		3.150%	04/01/2025	100,000	101,531
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		4.114%	03/01/2046	100,000	112,549
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	03/01/2022	75,000	75,883
Magellan Midstream Partners LP (Oil, Gas & Consumable Fuels)		6.400%	07/15/2018	150,000	162,978
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		3.850%	06/01/2025	150,000	137,874
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	(c)	4.700%	12/01/2022	100,000	91,499
Phillips 66 (Oil, Gas & Consumable Fuels)		4.300%	04/01/2022	100,000	109,233
Plains All American Pipeline LP / PAA Finance Corp. (Oil, Gas & Consumable Fuels)		4.650%	10/15/2025	100,000	101,012
Shell International Finance BV (Oil, Gas & Consumable Fuels)		2.875%	05/10/2026	100,000	101,653
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(c)	4.050%	01/23/2020	100,000	97,750
Spectra Energy Capital, LLC (Oil, Gas & Consumable Fuels)		3.300%	03/15/2023	75,000	72,089
TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)		2.500%	08/01/2022	75,000	74,511

					2,185,183

FINANCIALS – 6.0%
Bank of America Corp. (Banks)		3.875%	08/01/2025	150,000	159,652
Branch Banking & Trust Co. (Banks)		3.625%	09/16/2025	100,000	107,708
Citigroup, Inc. (Banks)		5.850%	08/02/2016	75,000	75,268
Citigroup, Inc. (Banks)		4.400%	06/10/2025	100,000	104,379
Comerica, Inc. (Banks)		3.800%	07/22/2026	100,000	101,799
JPMorgan Chase & Co. (Banks)		3.250%	09/23/2022	100,000	104,557
KeyBank NA (Banks)		5.700%	11/01/2017	150,000	158,116
PNC Bank NA (Banks)		3.250%	06/01/2025	150,000	159,447
SunTrust Banks, Inc. (Banks)		2.500%	05/01/2019	100,000	102,170
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	100,000	101,932
Wells Fargo & Co. (Banks)		3.500%	03/08/2022	75,000	80,459
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	05/22/2025	100,000	104,486
Mellon Funding Corp. (Capital Markets)		5.500%	11/15/2018	100,000	109,168
Morgan Stanley (Capital Markets)		3.750%	02/25/2023	75,000	79,449
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	100,000	100,868
Northern Trust Corp. (Capital Markets)		3.950%	10/30/2025	75,000	83,774
Capital One Financial Corp. (Consumer Finance)		2.450%	04/24/2019	75,000	76,330

16	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Ford Motor Credit Co., LLC (Consumer Finance)		3.157%	08/04/2020	$100,000	$103,691
Synchrony Financial (Consumer Finance)		4.250%	08/15/2024	100,000	103,537
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	100,000	104,909
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		2.750%	12/01/2020	100,000	104,712
Nasdaq, Inc. (Diversified Financial Svs.)	(c)	3.850%	06/30/2026	100,000	101,654
Aflac, Inc. (Insurance)		3.625%	06/15/2023	75,000	80,555
American International Group, Inc. (Insurance)		3.875%	01/15/2035	100,000	95,800
Marsh & McLennan Cos., Inc. (Insurance)		3.500%	06/03/2024	100,000	103,893
American Tower Corp. (Real Estate Investment Trusts)		3.375%	10/15/2026	100,000	100,574
Boston Properties LP (Real Estate Investment Trusts)		3.125%	09/01/2023	75,000	77,124
Federal Realty Investment Trust (Real Estate Investment Trusts)		3.000%	08/01/2022	75,000	77,741
HCP, Inc. (Real Estate Investment Trusts)		4.000%	06/01/2025	100,000	100,864
Simon Property Group LP (Real Estate Investment Trusts)		3.750%	02/01/2024	75,000	81,839

					3,046,455

HEALTH CARE – 1.2%
AbbVie, Inc. (Biotechnology)		2.900%	11/06/2022	75,000	76,482
Baxalta, Inc. (Biotechnology)		4.000%	06/23/2025	100,000	104,236
Celgene Corp. (Biotechnology)		3.875%	08/15/2025	150,000	160,076
Aetna, Inc. (Health Care Providers & Svs.)		4.250%	06/15/2036	100,000	103,327
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)		3.750%	08/23/2022	75,000	78,980
Mylan NV (Pharmaceuticals)	(b)	3.000%	12/15/2018	100,000	102,380

					625,481

INDUSTRIALS – 1.9%
Lockheed Martin Corp. (Aerospace & Defense)		3.600%	03/01/2035	100,000	101,433
FedEx Corp. (Air Freight & Logistics)		4.900%	01/15/2034	75,000	85,173
Parker-Hannifin Corp. (Machinery)		4.200%	11/21/2034	100,000	112,287
Burlington Northern Santa Fe, LLC (Road & Rail)		4.550%	09/01/2044	100,000	115,098
ERAC U.S.A. Finance, LLC (Road & Rail)	(b)(c)	6.375%	10/15/2017	150,000	159,000
Norfolk Southern Corp. (Road & Rail)		3.000%	04/01/2022	75,000	78,299
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.300%	04/01/2021	100,000	102,808
Union Pacific Corp. (Road & Rail)		3.250%	08/15/2025	100,000	109,113
Sydney Airport Finance Co. Pty. Ltd. (Transportation Infrastructure)	(b)	3.625%	04/28/2026	100,000	103,249

					966,460

INFORMATION TECHNOLOGY – 1.9%
Harris Corp. (Communications Equip.)		2.700%	04/27/2020	100,000	101,420
Denali Borrower, LLC / Denali Finance Corp. (Computers & Peripherals)	(b)	5.625%	10/15/2020	100,000	104,900
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(b)(c)	5.450%	06/15/2023	100,000	103,693
Fidelity National Information Services, Inc. (IT Svs.)		2.850%	10/15/2018	100,000	102,629
KLA-Tencor Corp. (Semiconductors & Equip.)	(c)	3.375%	11/01/2019	100,000	103,412
Microsoft Corp. (Software)		4.450%	11/03/2045	100,000	112,472
Oracle Corp. (Software)		4.300%	07/08/2034	100,000	106,547
Apple, Inc. (Tech. Hardware, Storage & Periph.)		2.500%	02/09/2025	100,000	101,621
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)	(b)	4.900%	10/15/2025	150,000	156,796

					993,490

MATERIALS – 0.9%
Airgas, Inc. (Chemicals)		3.050%	08/01/2020	100,000	104,093
CF Industries, Inc. (Chemicals)		3.450%	06/01/2023	75,000	74,944
Dow Chemical Co. / The (Chemicals)		4.250%	10/01/2034	100,000	103,272
Packaging Corp. of America (Containers & Packaging)		4.500%	11/01/2023	75,000	81,496
Newmont Mining Corp. (Metals & Mining)		3.500%	03/15/2022	75,000	77,888

					441,693

TELECOMMUNICATION SERVICES – 0.5%
AT&T, Inc. (Diversified Telecom. Svs.)		3.400%	05/15/2025	100,000	102,339
Verizon Communications, Inc. (Diversified Telecom. Svs.)		3.850%	11/01/2042	75,000	70,697
Rogers Communications, Inc. (Wireless Telecom. Svs.)		3.000%	03/15/2023	75,000	78,287

					251,323

UTILITIES – 1.7%
Commonwealth Edison Co. (Electric Utilities)		4.350%	11/15/2045	100,000	113,701
Kansas City Power & Light Co. (Electric Utilities)		5.850%	06/15/2017	150,000	155,559
Pennsylvania Electric Co. (Electric Utilities)		6.050%	09/01/2017	150,000	157,560
South Carolina Electric & Gas Co. (Electric Utilities)		4.350%	02/01/2042	75,000	81,600
Union Electric Co. (Electric Utilities)		6.400%	06/15/2017	150,000	157,262
Southwest Gas Corp. (Gas Utilities)		3.875%	04/01/2022	75,000	78,149
American Water Capital Corp. (Water Utilities)		4.300%	12/01/2042	100,000	112,491

					856,322

Total Corporate Bonds (Cost $10,721,139)					$11,154,303

17	(continued)

Ohio National Fund, Inc.	Omni Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Asset-Backed Securities – 0.2%		Rate	Maturity	Face Amount	Value
INDUSTRIALS – 0.2%
American Airlines 2015-1 Class B Pass Through Trust (Airlines)		3.700%	11/01/2024	$90,826	$89,009

Total Asset-Backed Securities (Cost $90,826)					$89,009

U.S. Treasury Obligations – 0.8%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.500%	03/31/2023	$200,000	$202,922
U.S. Treasury Note		1.750%	05/15/2022	200,000	206,711

Total U.S. Treasury Obligations (Cost $403,822)					$409,633

Warrants – 0.0%				Quantity	Value
CONSUMER DISCRETIONARY – 0.0%
HealthSouth Corp. (Health Care Providers & Svs.)				1,900	$3,211

Total Warrants (Cost $0)					$3,211

Money Market Funds – 5.0%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				706,691	$706,691
State Street Institutional U.S. Government Money Market Fund Institutional Class				1,816,488	1,816,488

Total Money Market Funds (Cost $2,523,179)					$2,523,179

Total Investments – 100.1% (Cost $48,656,216)	(d)				$50,861,136
Liabilities in Excess of Other Assets – (0.1)%					(57,424)

Net Assets – 100.0%					$50,803,712

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2016, the value of these securities totaled $938,369, or 1.8% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(d)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

18

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Objective/Strategy

The Capital Appreciation Portfolio seeks long-term capital growth by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

Performance as of June 30, 2016

Average Annual Returns:
One year	-5.30%
Five years	9.12%
Ten years	6.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Capital Appreciation Portfolio returned 0.61% versus 3.84% for its benchmark, the S&P 500 Index.

Investor risk aversion in a volatile global market had a major impact on equity returns in the six-month period ended June 30, 2016. Contributing to market volatility were: decelerating economic growth in China; concerns that emerging economies might face balance sheet risks, how the United Kingdom’s decision to leave the European Union will unfold, reduced energy sector activity due to sharply lower prices, fears of slowing economic growth in the U.S., and uncertainty about the course of future Federal Reserve monetary tightening.

The S&P 500 Index’s 3.84% return for the period masks the significant volatility that was present in the period. The broad market fell nearly 11% through mid-February before rallying in the remainder of the first quarter. There was continued volatility in the second quarter, especially toward the end of June, with the index falling sharply after the Brexit vote but recovering by June 30th. From a sector perspective, Telecommunication Services, Utilities, and Energy generated solid double digit gains within the index, while Financials and Information Technology returns were negative.

The Portfolio generated a positive return but underperformed the benchmark. Investment selections in Financials were disappointing overall and responsible for much of the shortfall. Voya Financial, Inc., Citigroup, Inc., and Bank of America Corp. drove the weak results. Concerns that a slowdown in the U.S. economy would put future Fed rate hikes on hold, as well as the potential for higher credit losses weighed on the shares of most large banks. The sector received another large setback amid the United Kingdom’s decision to exit the European Union, which added additional uncertainty around the path of higher rates, capital market activity, and credit conditions. Bank of America Corp.’s valuation is extremely attractive, in our view, as it trades at a significant discount to book value and discounts very little future earnings growth as the turnaround progresses. In our view, Citigroup, Inc. has been meeting financial and strategic goals and we believe it will continue to make progress on both fronts. Voya Financial, Inc., in the insurance industry, was hurt by near-term headwinds for product spreads and re-investment rates given the risk of lower rates in this economic environment. We like its focus on strong future capital deployment and delivering long-term growth in a solid set of business lines following its restructuring. All three of these financial stocks sell for single digit P/E multiples and significant discounts to tangible book value, which gives them favorable reward to risk profiles according to our analysis.(1)

Mylan NV and Express Scripts Holding Co., both in the Health Care sector, were other notable detractors. Shares of Mylan NV fell on its proposed acquisition of Meda AB, as many investors struggled to justify the high price offered. While Mylan NV has a solid and diverse base business (especially its EpiPen product), we think the poorly-received Meda AB deal could be an overhang to its share price performance. Controversy over drug pricing is also an added risk and, as such, we eliminated the position. Express Scripts Holding Co. was hurt by contract re-pricing discussions with Anthem, Inc., its largest customer. We eliminated the position due to a narrowing reward to risk ratio.(1)

Our Energy positions were the largest contributor to returns. Newfield Exploration Co., Patterson–UTI Energy, Inc., and Halliburton Co. were standouts. As the crude oil market has rebounded due to falling U.S. shale production, the market has rewarded what we view are the stronger energy companies. Newfield Exploration Co. benefited from higher than expected production, as well as the acquisition of 42,000 acres in the STACK play in the Anadarko Basin. We believe this is a highly strategic deal and we like the company’s consistent operational execution. Patterson-UTI Energy, Inc., a land driller with a highly specialized fleet, is executing very well in a difficult environment and we expect for it to remain free cash flow positive through the trough of the drilling cycle. We also like the unique strengths of its pressure pumping franchise as competitors exit the business. Halliburton Co., a relatively new position in the Portfolio, benefited from anticipation that its merger with Baker Hughes, Inc. would be terminated (this ultimately occurred on May 1, 2016). We think this will allow Halliburton Co. to focus on its strong position in a production led cyclical recovery.(1)

Consumer Discretionary also added value, led by solid gains in lululemon athletica, Inc. and Coach, Inc. Shares of lululemon athletica, Inc. benefited from current sales, which we believe sets the company up for better growth and gross margins going forward. We think multi-year margin improvement plans and better inventory management will continue to reward our investment. Coach, Inc. is in the early stages of a turnaround and that brand improvement is setting the stage for sales and profit acceleration, in our view.(1)

We continue to see opportunity in finding attractively valued companies with underappreciated earnings growth profiles. Additionally, there has been a notable uptick in the dispersion of fundamentals and valuations of companies within the same industry. Near-term trends are also quite mixed as growth expectations shift toward the second-half of 2016. Our view is that these factors, along with the continued uncertainty around China’s economic growth trajectory and Brexit, should contribute to heightened volatility for the remainder of the year. Against this backdrop, we think it is still premature to buy many companies based on valuations without a significant catalyst to realize that value; however, we are well prepared to take advantage of irrational market behavior and near term volatility to capture opportunistic buys.

19	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

In this environment, bottom-up research and understanding individual business risk drivers are critical. To be successful, we believe that a wide net in looking for stock candidates must be cast, while avoiding areas that have bubble-like valuations due to low interest rate expectations. We believe this bodes well for our investment process, long-term approach, and the performance expectations of our clients.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	95.4
Money Market Funds Less Net Liabilities	4.6

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets

1. Bristol-Myers Squibb Co.	2.6
2. Comcast Corp. Class A	2.1
3. Microsoft Corp.	2.1
4. Viacom, Inc. Class B	2.1
5. ConAgra Foods, Inc.	2.1
6. Pfizer, Inc.	2.0
7. Patterson-UTI Energy, Inc.	2.0
8. General Electric Co.	2.0
9. Shire PLC – ADR	1.9
10. MetLife, Inc.	1.9

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Discretionary	21.3
Information Technology	15.8
Health Care	14.4
Financials	13.1
Energy	10.1
Industrials	8.9
Consumer Staples	4.1
Utilities	3.7
Materials	2.8
Telecommunication Services	1.2

95.4

20

Ohio National Fund, Inc.	Capital Appreciation Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 95.4%		Shares	Value
CONSUMER DISCRETIONARY – 21.3%
Carnival Corp. (Hotels, Restaurants & Leisure)		120,501	$5,326,144
Hyatt Hotels Corp. Class A (Hotels, Restaurants & Leisure)	(a)	146,097	7,179,207
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	311,883	7,057,912
SeaWorld Entertainment, Inc. (Hotels, Restaurants & Leisure)		213,846	3,064,413
Wendy’s Co. / The (Hotels, Restaurants & Leisure)		452,170	4,349,875
CalAtlantic Group, Inc. (Household Durables)		195,707	7,184,404
Comcast Corp. Class A (Media)		134,161	8,745,956
Live Nation Entertainment, Inc. (Media)	(a)	287,277	6,751,010
Twenty-First Century Fox, Inc. Class A (Media)		243,481	6,586,161
Viacom, Inc. Class B (Media)		209,796	8,700,240
Vivendi SA (Media)	(b)	155,175	2,903,124
Target Corp. (Multiline Retail)		97,140	6,782,315
Coach, Inc. (Textiles, Apparel & Luxury Goods)		179,483	7,312,137
lululemon athletica, Inc. (Textiles, Apparel & Luxury Goods)	(a)	89,214	6,589,346

			88,532,244

CONSUMER STAPLES – 4.1%
ConAgra Foods, Inc. (Food Products)		181,271	8,666,567
Mondelez International, Inc. Class A (Food Products)		150,695	6,858,129
Turning Point Brands, Inc. (Tobacco)	(a)	160,195	1,645,203

			17,169,899

ENERGY – 10.1%
Halliburton Co. (Energy Equip. & Svs.)		169,552	7,679,010
Patterson-UTI Energy, Inc. (Energy Equip. & Svs.)		388,275	8,278,023
Cobalt International Energy, Inc. (Oil, Gas & Consumable Fuels)	(a)	280,960	376,486
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	173,493	7,664,921
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		216,471	7,764,815
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		79,288	5,991,001
Royal Dutch Shell PLC Class A – ADR (Oil, Gas & Consumable Fuels)		77,668	4,288,827

			42,043,083

FINANCIALS – 13.1%
Bank of America Corp. (Banks)		395,088	5,242,818
Citigroup, Inc. (Banks)		146,746	6,220,563
JPMorgan Chase & Co. (Banks)		93,634	5,818,417
PNC Financial Services Group, Inc. / The (Banks)		82,511	6,715,570
Evercore Partners, Inc. Class A (Capital Markets)		9,904	437,658
Goldman Sachs Group, Inc. / The (Capital Markets)		48,422	7,194,541
Morgan Stanley (Capital Markets)		235,456	6,117,147
Synchrony Financial (Consumer Finance)	(a)	178,235	4,505,781
Voya Financial, Inc. (Diversified Financial Svs.)		181,439	4,492,429
MetLife, Inc. (Insurance)		197,442	7,864,115

			54,609,039

HEALTH CARE – 14.4%
AbbVie, Inc. (Biotechnology)		89,660	5,550,850
Biogen, Inc. (Biotechnology)	(a)	13,861	3,351,867
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	52,765	4,105,117
Shire PLC – ADR (Biotechnology)		43,173	7,947,286
Cigna Corp. (Health Care Providers & Svs.)		33,444	4,280,497
Veeva Systems, Inc. Class A (Health Care Technology)	(a)	137,304	4,684,812
Allergan plc (Pharmaceuticals)	(a)	23,306	5,385,784
Bristol-Myers Squibb Co. (Pharmaceuticals)		146,720	10,791,256
Merck & Co., Inc. (Pharmaceuticals)		93,537	5,388,667

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Pfizer, Inc. (Pharmaceuticals)		240,265	$8,459,731

			59,945,867

INDUSTRIALS – 8.9%
DigitalGlobe, Inc. (Aerospace & Defense)	(a)	203,834	4,360,009
United Technologies Corp. (Aerospace & Defense)		53,914	5,528,881
Eaton Corp. PLC (Electrical Equip.)		48,504	2,897,144
General Electric Co. (Industrial Conglomerates)		260,730	8,207,780
Mueller Water Products, Inc. Class A (Machinery)		272,139	3,107,827
Ryder System, Inc. (Road & Rail)		45,945	2,809,077
Union Pacific Corp. (Road & Rail)		75,103	6,552,737
Univar, Inc. (Trading Companies & Distributors)	(a)	175,810	3,324,567

			36,788,022

INFORMATION TECHNOLOGY – 15.8%
Brocade Communications Systems, Inc. (Communications Equip.)		439,388	4,033,582
Juniper Networks, Inc. (Communications Equip.)		160,623	3,612,411
Benchmark Electronics, Inc. (Electronic Equip., Instr. & Comp.)	(a)	172,598	3,650,448
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	9,896	6,849,022
Cadence Design Systems, Inc. (Software)	(a)	136,628	3,320,060
Fortinet, Inc. (Software)	(a)	138,995	4,390,852
Guidewire Software, Inc. (Software)	(a)	88,905	5,490,773
Microsoft Corp. (Software)		170,116	8,704,836
PTC, Inc. (Software)	(a)	188,609	7,087,926
Qlik Technologies, Inc. (Software)	(a)	132,009	3,904,826
Rovi Corp. (Software)	(a)	135,613	2,120,987
Verint Systems, Inc. (Software)	(a)	93,176	3,086,921
Apple, Inc. (Tech. Hardware, Storage & Periph.)		40,056	3,829,354
Diebold, Inc. (Tech. Hardware, Storage & Periph.)		217,538	5,401,468

			65,483,466

MATERIALS – 2.8%
Monsanto Co. (Chemicals)		47,095	4,870,094
Constellium NV Class A (Metals & Mining)	(a)	253,511	1,188,967
Louisiana-Pacific Corp. (Paper & Forest Products)	(a)	318,172	5,520,284

			11,579,345

TELECOMMUNICATION SERVICES – 1.2%
Frontier Communications Corp. (Diversified Telecom. Svs.)		1,007,536	4,977,228

UTILITIES – 3.7%
FirstEnergy Corp. (Electric Utilities)		188,988	6,597,571
PG&E Corp. (Electric Utilities)		75,479	4,824,618
Calpine Corp. (Ind. Power & Renewable Elec.)	(a)	257,228	3,794,113

			15,216,302

Total Common Stocks (Cost $395,397,505)			$396,344,495

Money Market Funds – 5.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		10,482,315	$10,482,315

State Street Institutional U.S. Government Money Market Fund Institutional Class		11,955,460	11,955,460

Total Money Market Funds (Cost $22,437,775)			$22,437,775

Total Investments – 100.8% (Cost $417,835,280)	(c)		$418,782,270
Liabilities in Excess of Other Assets – (0.8)%			(3,429,253)

Net Assets – 100.0%			$415,353,017

21	(continued)

Ohio National Fund, Inc.	Capital Appreciation Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $2,903,124, or 0.7% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

22

Ohio National Fund, Inc.	International Portfolio

Objective/Strategy

The International Portfolio seeks long-term growth of capital by investing at least 80% of its assets in securities of foreign companies.

Performance as of June 30, 2016

Average Annual Returns:
One year	-12.89%
Five years	-2.14%
Ten years	-0.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the International Portfolio returned -7.52% versus -1.02% for its benchmark, the MSCI All Country World ex-USA Index (Net-USD).

International equity markets initially declined as fears of a financial crisis in emerging markets and continued turmoil in the Middle East, which contributed to the refugee crisis in Europe, coincided with the ongoing commodity correction. Markets troughed in mid-February as a rebound in oil prices and better than expected economic data eased the fears of investors. Additional policy action by major central banks in March lowered investors’ risk aversion and drove a market rally. As we moved into the second quarter, equity markets shifted focus to the United Kingdom (UK) referendum and the consequences of a decision to leave the European Union (EU). Following the unexpected vote to leave the EU, equity volatility spiked. Global equity markets fell, and the U.S. dollar strengthened, as uncertainty rose over the future of the EU and how the negative surprise would impact the European and global economies. Given the low level of interest rates globally and the continuation of quantitative easing, investors are concerned that the major central banks lack the traditional firepower required to stimulate their economies in the event of a potential downturn. Despite central bank concerns, emerging markets, as measured by the MSCI Emerging Markets Index, led international benchmarks, rising 6.41% for the six-month period ended June 30, 2016. Developed foreign markets, as measured by the MSCI EAFE Index, declined 4.42%, while MSCI USA Index was up 3.24%.

During the period, equity markets were supported by accommodative monetary policy, as major central banks recommitted to price stability with new rate cuts and additional quantitative easing. Japan joined Sweden, Denmark, Switzerland and the European Central Bank (ECB) when it cut its benchmark rate to below zero. Central banks are following a Negative Interest Rate Policy (NIRP) in a continued effort to fight deflation and encourage economic growth. Given the muted outlook for global growth and prices, the Federal Reserve (Fed) held rates steady at its March and June meetings. The dovish Federal Open Market Committee (FOMC) policy statements indicated that the Fed would follow a slower path of interest rate increases and would be less aggressive in normalizing interest rates. Overall, the monetary policies in place are supportive of price appreciation and improving economic activity.

European economic outlook remains on a gradual upward trajectory. Despite geopolitical turmoil (tragic acts of terrorism and massive influx of refugees), the euro area aggregate purchasing managers’ index (PMI) remained in expansionary territory throughout the six-month period. While exports to emerging markets fell, domestic demand in Europe continues to recover, helped by record low interest rates, lower energy costs, and a relatively weaker currency. Furthermore, as government budgets have improved and bond yields declined, the effects of austerity on growth have diminished. In March, the ECB recommitted to its 1.1 trillion euro asset purchase program and to begin buying corporate bonds, extending the scope of asset purchases in their effort to counter deflationary forces. However, geopolitical events remained influential throughout the second quarter. The UK voted in favor of a referendum to leave the European Union, the so called ‘Brexit.’ Growing populism spurred by an anti-immigration movement, persistent austerity, and lackluster domestic growth drove much of the negative sentiment towards the EU. While the referendum race tightened in recent months, polls immediately taken before the vote suggested the UK would reject leaving the EU. Consequently, the final result of the vote surprised the markets. Brexit and the potential for future referendums by other EU member states will likely continue to have a negative impact on consumer and business sentiment. It is unclear what will be the future relationship of the UK to the EU and this uncertainty may overhang the economy and markets.

In Japan, despite double digit positive returns from February’s low, the MSCI Japan Index declined 5.58% and was the worst performing among the Asian equity markets. Investors grew increasingly concerned that the yen, which strengthened 15.3% versus the U.S. dollar as turmoil drove risk-off sentiment in the market, would hurt corporate profits and undermine corporate confidence. Economic data was softer than anticipated, reflecting a drop in personal consumption and weaker than expected wage growth. As discussed, the Bank of Japan (BoJ) lowered its benchmark rate into negative territory in an attempt to encourage economic activity and raise inflation expectations. However, the change in policy was negatively received, as worries about undermining the banking sector led to a sell-off in Financials. Japanese structural reforms under the “three arrows” of Abenomics are slowly changing the economic landscape; however, persistent zero to low real economic growth continues to trouble policy makers. In an effort to boost confidence, Abe announced a two and half year delay of the long awaited consumption tax hike that was previously slated for April 2017.

After an uncertain start to the year, China’s equity markets stabilized and its economy appears to be growing modestly as domestic consumption, reflected by the new economy companies and real estate, showed strength. The old economy stocks, such as cement and steel companies, are effectively in a long term secular decline as the country continues its economic transformation from one dependent on high fixed asset investment to one reliant on consumption and services. Poor policy decisions by the central government spooked investors at the start of the year, but appear to have abated with officials learning from their mistakes. The Renminbi continued to depreciate, but in a more measured and orderly fashion than last year’s sudden devaluation. The impact from earlier stimulus measures appears to slowly be taking effect. Concern about the high level of corporate debt will continue to overhang the market; however, the Chinese government has demonstrated that rising non-performing loan issues will be managed orderly. As a result, economic and social stability should be maintained.

23	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

In Latin America, the outlook for Brazil and Mexico remain divergent. Brazil continues to be mired in a political scandal and in an environment of stagflation, where growth is declining and inflation is rising. President Rousseff was temporarily removed from office as the process to impeach her for fiscal irregularities moved forward. The interim head of state, former Vice President Temer, quickly replaced the cabinet and central bank chief and put into place policies that are expected to stabilize the budget deficit. Expectations for real GDP growth for Brazil in 2016 have declined from 0.9%, a year ago, to -3.4%, currently. Additional reforms and a weak currency are expected to help pull the nation’s economy out of recession by 2017. The prospect of a brighter economic future, following an extended period of underperformance, caused Brazilian equities to be among the top performing markets in the period, with MSCI Brazil Index appreciating 46.34%. In contrast, the Mexican economy continued to expand, with GDP growth driven by strong personal consumption. Mexico’s economy remains stable with an improving domestic economy bolstered by foreign direct investment (FDI) and solid exports to the U.S. Mexican real GDP is expected to be 2.4% for 2016. Job creation and above trend wage growth, coupled with strength in remittances from the US, drove retail sales up 10.6% year over year in May. Despite that, the Mexican stock market, as measured by MSCI Mexico Index, rose 0.88% primarily as a result of the sell-off in the peso vs. the U.S. dollar.

The primary drivers of international equity markets during the first half of 2016 included the following: (1) the Brexit referendum, (2) currency and commodity volatility coupled with U.S. dollar strength, (3) the trajectory for U.S. growth and debate over the timing and size of Fed tightening, (4) concerns about China’s economy and signs of a downturn in global growth outlook, and (5) geopolitical risk events emanating from the Middle East.

Country allocation remained a key driver of performance for the reporting period, as it has been in the past. The Portfolio maintained exposure to select healthy, high sovereign quality, developed and emerging markets, although country allocation was the most significant factor in relative underperformance. (1)

In Asia, the Portfolio’s overweight allocation to Japan detracted from relative performance. The combination of yen strengthening and weak corporate guidance hurt the outlook for earnings. Investments in exporters, such as electrical components manufacturer Murata Manufacturing Co. Ltd. (-23.9%) and auto maker Honda Motor Co. Ltd. (-15.8%), hurt performance. Furthermore, investor concerns about how the BoJ’s negative interest rate policy would affect stability in the banking sector dragged on performance. While exporters dragged on performance, the Portfolio’s overweight to the leisure & hotel industry helped performance, as Japan Hotel REIT Investment Corp. (+13.3%) and Hoshino Resorts REIT Inc. (+22.3%) benefitted from both the declining interest rate environment and strong tourism. The tourism industry in Japan was among the top performing decisions in the Portfolio during the period along with an overweight in Japanese pharmaceuticals.(1)

Overall contributions from the Portfolio’s allocations to European equities were also negative for the period, as European equity markets retreated following Brexit. Developed Europe country overweights, including Germany, Austria, and Sweden, were a drag on performance which was only partly balanced by our underweight to United Kingdom equities. Financials and cyclical names led these markets lower as investors sought to reduce risk and cyclicality. Auto company Daimler AG (-26.4%) and retailer Hennes & Mauritz AB (-16.7%) detracted from performance. European financials negatively impacted performance, including Nordea Bank AB (-20.6%),

ING Groep NV (-21.8%), and Erste Group Bank AG (-27.0%) which declined due to interest rate uncertainty in the region. However, European energy companies contributed positively to performance. Portfolio performance also benefited from the decision to remain underweight in France, Spain and Switzerland.(1)

The Portfolio’s underweight to several resource markets such as Australia, Canada, Brazil and South Africa also significantly detracted from performance relative to the benchmark. The Portfolio had zero weight in these countries at the beginning of the period, as the economic prospects of those countries looked subpar; however, the equities markets and currencies in those countries rebounded on a reversal in sentiment in metals (gold, copper and iron ore) following a long period of underperformance. The exception in the Portfolio was an overweight to Norway, which is a large oil and gas producing country. Some companies in that country had a positive impact on performance, especially Statoil ASA (+26.8%), which was one of the top performers for the period. Statoil ASA’s revenue’s improved in the first half of 2016 as oil prices moved higher and were coupled with efficiency improvements and lower input prices. In the Netherlands, Royal Dutch Shell PLC (+24.7%) was also a top performer, favorably impacting performance in the period.(1)

In Latin America, the Portfolio’s weight in Mexico aided performance as companies benefit from external demand from the U.S., where roughly 80% of Mexico’s exports are destined. A cheaper peso, stable labor costs, and membership in the North American Free Trade Agreement (NAFTA) make the country an attractive destination for investments.(1)

The Portfolio used foreign exchange (FX) currency forward contracts to reduce currency exchange rate risk relative to the benchmark. In the period, the overall net returns of the FX forward positions contributed negatively to performance. The Portfolio’s short position in the yen and long position to the British Pound both detracted from performance.(1)

We continue to monitor our investment universe for signs of countries and companies with poor credit quality (or unmanageable debt levels), preferring to focus on countries and companies with healthy balance sheets and strategic expansion opportunities. As developed economies continue to adjust to new debt levels, and investors continue to fear a reoccurrence of a global financial crisis, markets may see periods of volatility. However, as long-term investors, we feel that fundamentals are supportive of global growth in the mid to long term. We expect the winners to maintain higher profitability and gain market share, while the weaker players, who continue to struggle to gain footing, may underperform. We also continue to expect global financial conditions to remain accommodative for some time to come.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

24	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI All Country World Ex-USA Index (Net-USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets. The MSCI All Country World Index consists of 23 developed and 23 emerging market country indices. The MSCI All Country World Ex-USA Index (Net-USD) excludes the impact of the United States from the MSCI All Country World Index. The returns for the MSCI All Country World Ex-USA Index (Net-USD) include the effects of reinvested dividends, net of taxes, and adjustment to U.S. Dollar denomination.

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	89.3
Preferred Stocks (4)	0.6
Money Market Funds and Other Net Assets	10.1

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Samsung Electronics Co. Ltd.	2.7
2. Statoil ASA	2.3
3. Chugai Pharmaceutical Co. Ltd.	2.2
4. Novo Nordisk A/S – ADR	2.0
5. Danske Bank A/S	2.0
6. Grupo Financiero Banorte SAB de CV	1.9
7. Royal Caribbean Cruises Ltd.	1.6
8. Heineken NV	1.6
9. Royal Dutch Shell PLC – ADR	1.5
10. Taiwan Semiconductor Manufacturing Co. Ltd.	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks, Preferred Stocks):

% of Net Assets
Japan	13.9
Germany	11.2
Denmark	8.5
Mexico	8.5
Netherlands	8.5
South Korea	8.1
Sweden	7.5
Taiwan	5.0
Norway	4.5
Austria	3.0

25

Ohio National Fund, Inc.	International Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 89.3%		Shares	Value
Japan – 13.9%
Aisin Seiki Co. Ltd.	(c)	38,100	$1,551,937
Alps Electric Co. Ltd.	(c)	34,600	657,341
ANA Holdings, Inc.	(c)	338,000	963,167
Chugai Pharmaceutical Co. Ltd.	(c)	91,800	3,271,587
Disco Corp.	(c)	9,800	886,310
Don Quijote Holdings Co. Ltd.	(c)	24,300	903,054
Doutor Nichires Holdings Co. Ltd.	(c)	29,900	520,494
Fuji Heavy Industries Ltd.	(c)	21,900	752,777
Hoshino Resorts REIT, Inc.	(c)	108	1,360,063
Japan Hotel REIT Investment Corp.	(c)	1,850	1,559,996
Kubota Corp.	(c)	27,700	374,651
Kyowa Hakko Kirin Co. Ltd.	(c)	46,000	784,565
Oriental Land Co. Ltd.	(c)	14,200	919,441
Osaka Gas Co. Ltd.	(c)	234,000	899,611
Resorttrust, Inc.	(c)	55,400	1,196,750
Sekisui House Ltd.	(c)	97,300	1,703,925
Sumitomo Mitsui Financial Group, Inc.	(c)	36,700	1,059,714
Yamaha Motor Co. Ltd.	(c)	61,900	944,266

			20,309,649

Germany – 10.6%
Allianz SE	(c)	11,300	1,612,029
BASF SE	(c)	22,000	1,686,932
Bayer AG	(c)	8,000	803,478
Daimler AG	(c)	25,700	1,537,845
Deutsche Pfandbriefbank AG	(b)(c)	47,923	472,578
Deutsche Telekom AG	(c)	117,000	1,995,114
HeidelbergCement AG	(c)	7,000	527,324
ProSiebenSat.1 Media SE	(c)	41,600	1,819,669
SAP SE	(c)	28,600	2,148,007
Siemens AG	(c)	10,700	1,098,046
Symrise AG	(c)	26,300	1,793,952

			15,494,974

Denmark – 8.5%
Carlsberg A/S	(c)	4,000	381,632
Danske Bank A/S	(c)	109,000	2,868,921
DSV A/S	(c)	34,300	1,442,251
ISS A/S	(c)	38,000	1,429,191
NKT Holding A/S	(c)	18,071	913,912
Novo Nordisk A/S – ADR		55,800	3,000,924
Sydbank A/S	(c)	20,050	503,482
Vestas Wind Systems A/S	(c)	28,700	1,950,722

			12,491,035

Mexico – 8.5%
Alpek SAB de CV		740,700	1,215,016
Alsea SAB de CV		389,600	1,483,172
Cemex SAB de CV – ADR	(a)	88,700	547,279
Fomento Economico Mexicano SAB de CV – ADR		8,700	804,663
Gruma SAB de CV		53,200	765,298
Grupo Aeroportuario del Sureste SAB de CV – ADR		5,700	909,435
Grupo Financiero Banorte SAB de CV		495,200	2,767,641
Grupo Financiero Santander Mexico SAB de CV – ADR		109,800	998,082
Grupo Lala SAB de CV		463,500	1,021,941
Infraestructura Energetica Nova SAB de CV		126,500	533,122
Nemak SAB de CV	(b)	242,000	283,397
Wal-Mart de Mexico SAB de CV		478,000	1,149,864

			12,478,910

Netherlands – 8.5%
ABN AMRO Group NV	(b)(c)	74,558	1,225,782
Akzo Nobel NV	(c)	9,019	560,267
ASML Holding NV		7,700	763,917
GrandVision NV	(b)(c)	15,000	387,997
Heineken NV	(c)	25,199	2,311,298
ING Groep NV	(c)	150,800	1,560,162

Common Stocks (Continued)		Shares	Value
Netherlands (continued)
Intertrust NV	(a)(b)(c)	41,652	$929,567
Koninklijke Philips NV	(c)	49,000	1,216,977
NN Group NV	(c)	32,774	902,216
Randstad Holding NV	(c)	8,000	319,928
Royal Dutch Shell PLC	(c)	406	11,151
Royal Dutch Shell PLC – ADR		40,824	2,254,301

			12,443,563

South Korea – 8.1%
GS Holdings Corp.	(c)	17,500	726,744
Hana Financial Group, Inc.	(c)	29,000	589,595
Hanwha Chemical Corp.	(c)	16,800	351,025
Hyundai Motor Co.	(a)(c)	3,100	366,703
Kia Motors Corp.	(c)	7,800	293,899
Korea Electric Power Corp.	(c)	26,300	1,380,539
KT Corp.	(c)	4	103
LG Uplus Corp.	(c)	52,800	501,477
Lotte Chemical Corp.	(c)	1,300	323,554
Poongsan Corp.	(c)	14,000	356,906
Samsung Card Co. Ltd.	(c)	17,600	637,788
Samsung Electronics Co. Ltd.	(c)	3,160	3,935,310
Shinhan Financial Group Co. Ltd. – ADR		14,700	481,278
SK Hynix, Inc.	(c)	9,500	270,341
SK Telecom Co. Ltd. – ADR		39,500	826,340
Woori Bank	(c)	91,300	759,102

			11,800,704

Sweden – 7.5%
Hennes & Mauritz AB	(c)	74,500	2,191,850
Husqvarna AB	(c)	199,900	1,488,550
Nordax Group AB	(b)(d)	128,790	551,042
Nordea Bank AB	(c)	93,800	795,765
Peab AB	(c)	147,400	1,118,337
Skandinaviska Enskilda Banken AB	(c)	125,900	1,099,822
SKF AB	(c)	36,700	588,043
Swedbank AB	(c)	55,700	1,169,871
Telefonaktiebolaget LM Ericsson	(c)	92,100	707,563
Volvo AB	(c)	134,400	1,335,171

			11,046,014

Taiwan – 5.0%
Chang Hwa Commercial Bank Ltd.	(c)	1,290,000	673,569
China Life Insurance Co. Ltd.	(c)	590,000	459,301
Chunghwa Telecom Co. Ltd.	(c)	208,000	752,266
First Financial Holding Co. Ltd.	(c)	750,000	394,387
Hon Hai Precision Industry Co. Ltd.	(c)	192,150	495,033
Lite-On Technology Corp.	(c)	432,000	594,989
Pegatron Corp.	(c)	191,000	405,670
Pou Chen Corp.	(c)	272,000	366,115
President Chain Store Corp.	(c)	65,000	507,868
Taiwan Semiconductor Manufacturing Co. Ltd.	(c)	435,000	2,192,268
Uni-President Enterprises Corp.	(c)	248,000	489,810

			7,331,276

Norway – 4.5%
DNB ASA	(c)	92,885	1,111,814
Marine Harvest ASA	(c)	36,000	607,221
Statoil ASA	(c)	192,600	3,327,829
Tomra Systems ASA	(c)	40,000	426,101
Yara International ASA	(c)	35,898	1,140,365

			6,613,330

Austria – 3.0%
Erste Group Bank AG	(c)	61,500	1,400,230
OMV AG	(c)	19,500	548,158
UNIQA Insurance Group AG	(c)	89,700	538,724
voestalpine AG	(c)	32,600	1,097,161
Wienerberger AG	(c)	59,500	833,774

			4,418,047

26	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks (Continued)		Shares	Value
Thailand – 2.5%
Advanced Info Service PCL	(c)	62,400	$281,080
Airports of Thailand PCL	(c)	60,000	667,166
Bangkok Dusit Medical Services PCL	(c)	333,800	227,529
Central Pattana PCL	(c)	109,200	186,071
CP ALL PCL	(c)	269,300	386,277
Kasikornbank PCL	(c)	69,800	338,942
Minor International PCL	(c)	340,900	391,835
PTT PCL	(c)	53,900	483,404
Siam Cement PCL / The	(c)	33,000	448,319
Siam Commercial Bank PCL / The	(c)	60,500	240,517

			3,651,140

United Kingdom – 2.4%
Dialog Semiconductor PLC	(a)(c)	41,600	1,246,479
Fiat Chrysler Automobiles NV	(c)	62,535	384,932
Unilever NV	(d)	41,232	1,917,684

			3,549,095

Italy – 1.8%
Azimut Holding SpA	(c)	20,800	339,370
Cerved Information Solutions SpA	(c)	129,100	1,017,095
Ferrari NV	(c)	6,253	256,700
Luxottica Group SpA	(c)	11,300	550,735
Rizzoli Corriere Della Sera Mediagroup SpA	(a)(c)	4,236	3,795
Yoox Net-A-Porter Group SpA	(a)(c)	22,000	510,589

			2,678,284

United States – 1.6%
Royal Caribbean Cruises Ltd.		35,650	2,393,897

Common Stocks (Continued)		Shares	Value
Czech Republic – 1.1%
CEZ AS	(c)	39,800	$678,989
Komercni banka as	(c)	25,500	956,098

			1,635,087

Hungary – 1.1%
MOL Hungarian Oil & Gas PLC	(c)	9,900	573,120
OTP Bank PLC	(c)	45,500	1,018,170

			1,591,290

Portugal – 0.4%
Jeronimo Martins SGPS SA	(c)	35,000	552,011

Belgium – 0.3%
Anheuser-Busch InBev SA/NV	(c)	3,800	502,498

Total Common Stocks (Cost $133,996,442)			$130,980,804

Preferred Stocks – 0.6%		Shares	Value
Germany – 0.6%
Henkel AG & Co. KGaA	(c)	7,500	$916,579

Total Preferred Stocks (Cost $904,221)			$916,579

Money Market Funds – 7.4%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		10,780,500	$10,780,500

Total Money Market Funds (Cost $10,780,500)			$10,780,500

Total Investments – 97.3% (Cost $145,681,163)	(e)		$142,677,883
Other Assets in Excess of Liabilities – 2.7%	(f)		3,985,353

Net Assets – 100.0%			$146,663,236

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2016, the value of these securities totaled $3,850,363, or 2.6% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $107,229,090, or 73.1% of the Portfolio’s net assets.

(d)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $2,468,726, or 1.7% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair valuation procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(f)	Includes $178,669 of cash pledged as collateral for the following futures contracts outstanding at June 30, 2016:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	Borsa Istanbul BIST 30 Index Contracts (Turkey)	August 31, 2016	538	$1,791,775	$1,816,783	$(25,008)	$(1,863)

27	(continued)

Ohio National Fund, Inc.	International Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Details of the foreign currency contracts outstanding in the International Portfolio at June 30, 2016 are as follows:

Contracts to buy foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
April 26, 2016	July 28, 2016	GS	5,247,921 GBP	$7,650,000	$6,987,622	$(662,378)
April 26, 2016	July 28, 2016	GS	9,652,000 CHF	$9,942,316	$9,898,980	$(43,336)
April 26, 2016	July 28, 2016	GS	5,158,128 AUD	$3,978,000	$3,843,665	$(134,335)
June 2, 2016	July 28, 2016	GS	5,015,148 GBP	$7,242,500	$6,677,683	$(564,817)
June 14, 2016	September 16, 2016	JPM	75,000 EUR	$84,348	$83,450	$(898)

				$28,897,164	$27,491,400	$(1,405,764)

Contracts to sell foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
June 27, 2016	July 28, 2016	GS	$7,242,500	5,492,068 GBP	$7,312,705	$(70,205)
June 27, 2016	July 28, 2016	JPM	$700,000	530,302 GBP	$706,100	$(6,100)
June 27, 2016	July 28, 2016	GS	$3,978,000	5,428,538 AUD	$4,045,166	$(67,166)
June 27, 2016	July 28, 2016	GS	$6,950,000	5,265,870 GBP	$7,011,521	$(61,521)
June 14, 2016	September 16, 2016	CITI	$14,703,822	13,076,000 EUR	$14,511,090	$192,732

			$33,574,322		$33,586,582	$(12,260)

Counterparties	Currencies
CITI – Citigroup Global Markets, Inc.	AUD – Australian Dollar
GS – Goldman Sachs Bank USA	CHF – Swiss Franc
JPM – JPMorgan Chase Bank, N.A.	EUR – Euro
GBP – British Pound

Sector Classifications (Common Stocks & Preferred Stocks): (Percent of net assets)

Financials	22.2%
Consumer Discretionary	15.8%
Industrials	10.1%
Information Technology	9.7%
Consumer Staples	8.4%
Materials	7.4%
Health Care	5.5%
Energy	5.4%
Telecommunication Services	3.0%
Utilities	2.4%

89.9%

The accompanying notes are an integral part of these financial statements.

28

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Objective/Strategy

The International Small-Mid Company Portfolio seeks long-term growth of capital by investing at least 80% of its assets in equity securities of non-U.S. small and mid-cap companies.

Performance as of June 30, 2016

Average Annual Returns:
One year	-13.82%
Five years	1.81%
Ten years	2.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the International Small-Mid Company Portfolio returned -10.17% versus -0.31% for its benchmark, the MSCI ACWI ex USA SMID Cap Index (Net-USD).

International equity markets initially declined as fears of a financial crisis in emerging markets and continued turmoil in the Middle East, which contributed to the refugee crisis in Europe, coincided with the ongoing commodity correction. Markets troughed in mid-February as a rebound in oil prices and better than expected economic data eased the fears of investors. Additional policy action by major central banks in March lowered investors’ risk aversion and drove a market rally. As we moved into the second quarter, equity markets shifted focus to the United Kingdom (UK) referendum and the consequences of a decision to leave the European Union (EU). Following the unexpected vote to leave the EU, equity volatility spiked. Global equity markets fell and the U.S. dollar strengthened as uncertainty rose over the future of the EU and how the negative surprise would impact the European and global economies. Given the low level of interest rates globally and the continuation of quantitative easing, investors are concerned that the major central banks lack the traditional firepower required to stimulate their economies in event of a potential downturn. Despite central bank concerns, emerging markets, as measured by the MSCI Emerging Markets Index, led international benchmarks, rising 6.41% for the six-month period ended June 30, 2016. Developed foreign markets, as measured by the MSCI EAFE Index, declined 4.42%, while MSCI USA Index was up 3.24%.

During the period, equity markets were supported by accommodative monetary policy, as major central banks recommitted to price stability with new rate cuts and additional quantitative easing. Japan joined Sweden, Denmark, Switzerland and the European Central Bank (ECB) when it cut its benchmark rate to below zero. Central banks are following a Negative Interest Rate Policy (NIRP) in a continued effort to fight deflation and encourage economic growth. Given the muted outlook for global growth and prices, the U.S. Federal Reserve (Fed) held rates steady at its March and June meetings. The dovish FOMC policy statements indicated that the Fed would follow a slower path of interest rate increases and would be less aggressive in normalizing interest rates. Overall, the monetary policies in place are supportive of price appreciation and improving economic activity.

European economic outlook remains on a gradual upward trajectory. Despite geopolitical turmoil (tragic acts of terrorism and massive influx of refugees), the euro area aggregate purchasing managers’ index (PMI) remained in expansionary territory during the first quarter. While exports to emerging markets fell, domestic demand in Europe continues to recover, helped by record low interest rates, lower energy costs, and a relatively weaker currency. Furthermore, as government budgets have improved and bond yields declined, the effects of austerity on growth have diminished. In March, the ECB recommitted to its 1.1 trillion euro asset purchase program and to begin buying corporate bonds, extending the scope of asset purchases in their effort to counter deflationary forces. However, geopolitical events remained influential throughout the second quarter. The UK voted in favor of a referendum to leave the European Union, the so called ‘Brexit.’ Growing populism spurred by an anti-immigration movement, persistent austerity, and lackluster domestic growth drove much of the negative sentiment towards the EU. While the referendum race tightened in recent months, polls immediately taken before the vote suggested the UK would reject leaving the EU. Consequently, the final result of the vote surprised the markets. Brexit and the potential for future referendums by other EU member states will likely continue to have a negative impact on consumer and business sentiment. It is unclear what will be the future relationship of the UK to the EU and this uncertainty may overhang the economy and markets.

In Japan, despite double digit positive returns from February’s low, the MSCI Japan Index declined 5.58% and was the worst performing among the Asian equity markets. Investors grew increasingly concerned that the yen, which strengthened 15.3% versus the U.S. dollar as turmoil drove risk-off sentiment in the market, would hurt corporate profits and undermine corporate confidence. Economic data was softer than anticipated, reflecting a drop in personal consumption and weaker than expected wage growth. As discussed, the Bank of Japan (BoJ) lowered its benchmark rate into negative territory in an attempt to encourage economic activity and raise inflation expectations. However, the change in policy was negatively received, as worries about undermining the banking sector led to a sell-off in Financials. Japanese structural reforms under the “three arrows” of Abenomics are slowly changing the economic landscape; however, persistent zero to low real economic growth continues to trouble policy makers. In an effort to boost confidence, Abe announced a two and half year delay of the long awaited consumption tax hike that was previously slated for April 2017.

After an uncertain start to the year, China’s equity markets stabilized and its economy appears to be growing modestly as domestic consumption, reflected by the new economy companies and real estate, showed strength. The old economy stocks, such as cement and steel companies, are effectively in a long term secular decline as the country continues its economic transformation from one dependent on high fixed asset investment to one reliant on consumption and services. Poor policy decisions by the central government spooked investors at the start of the year, but appear to have abated with officials learning from their mistakes. The Renminbi continued to depreciate, but in a more measured and orderly fashion than last year’s sudden devaluation. The impact from earlier stimulus measures appears to slowly be taking effect. Concern about the high level of corporate debt will continue to overhang the market; however the Chinese government has demonstrated that rising non-performing loan issues will be managed in an orderly fashion. As a result, economic and social stability should be maintained.

29	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

In Latin America, the outlook for Brazil and Mexico remain divergent. Brazil continues to be mired in a political scandal and in an environment of stagflation, where growth is declining and inflation is rising. President Rousseff was temporarily removed from office as the process to impeach her for fiscal irregularities moved forward. The interim head of state, former Vice President Temer, quickly replaced the cabinet and central bank chief and put into place policies that are expected to stabilize the budget deficit. Expectations for real GDP growth for Brazil in 2016 have declined from 0.9% a year ago to -3.4% currently. Additional reforms and a weak currency are expected to help pull the nation’s economy out of recession by 2017. The prospect of a brighter economic future, following an extended period of underperformance, caused Brazilian equities to be among the top performing markets in the period, with MSCI Brazil Index appreciating 46.34%. In contrast, the Mexican economy continued to expand with GDP growth driven by strong personal consumption. Mexico’s economy remains stable with an improving domestic economy bolstered by foreign direct investment (FDI) and solid exports to the U.S. Mexican real GDP is expected to be 2.4% for 2016. Job creation and above trend wage growth, coupled with strength in remittances from the US, drove retail sales up 10.6% year over year in May. Despite that, the Mexican stock market, as measured by MSCI Mexico Index, rose 0.88% driven almost entirely by a sell-off in the peso vs. the U.S. dollar.

The primary drivers of international equity markets during the first half of 2016 included the following: (1) the Brexit referendum, (2) currency and commodity volatility coupled with U.S. dollar strength, (3) the trajectory for U.S. growth and debate over the timing and size of Fed tightening, (4) concerns about China’s economy and signs of a downturn in global growth outlook, and (5) geopolitical risk events emanating from the Middle East.

It was a very challenging half in which we saw the UK unexpectedly vote to leave the EU, subsequently causing a widespread sell-off in global equities on fears of contagion. Unfortunately, the Portfolio was not immune from the “Brexit” impact, which has triggered a significant de-risking across UK and European equity markets.

The Portfolio’s significant underperformance during the six-month period was primarily due to stock selection, which was amplified by negative sector allocation and country exposure. The largest detractor was the Portfolio’s exposure to the Financials sector. The Portfolio maintained its overweight exposure to European Financials throughout the period, based on a combination of attractive fundamentals and the assumption that the sector would rebound if the UK voted to remain in the EU, as the majority of polls suggested. The surprising outcome of the vote triggered a sharp sector dislocation, with many of our holdings experiencing declines ranging from 20% to almost 50%. Among the most impacted holdings were UK challenger bank Shawbrook Group PLC, UK wealth manager St. James’s Place PLC and Italian asset managers Azimut Holding SpA and Anima Holding SpA(1)

The Portfolio’s underweight in the Materials sector, including a lack of exposure to mining stocks, also detracted from the Portfolio’s performance. The sudden rally in mining stocks helped unwind five years of underperformance. The massive re-rating of mining stocks has pushed the sector to become one of the most expensive in terms of valuation in both relative and absolute terms. In our opinion, the materials rally was inversely correlated with the weakening U.S. dollar and the real test for sustainability of valuations will come in the form of the future trajectory of global growth. The best performing stocks in the benchmark were gold and silver miners, which benefited significantly from the elevated risk levels and uncertainty created by Brexit.(1)

Industrial companies were under pressure in the six-month period, reflecting investors’ concerns about slowing global growth. One of the key detractors was Rheinmetall AG, as concerns grew over its exposure to the decelerating auto market, which is half of its sales. The other half of its business is exposed to defense contracts, and the high order backlog should help offset any weakness in auto going forward. Our cyclically-exposed Japanese companies also detracted from performance in the period, as the surging yen put pressure on international orders and profits.(1)

The Portfolio maintained its overweight exposure to the Health Care sector, which was one of the best performing sectors in the six-month period. Two of our Japanese pharmaceutical companies, Shionogi & Co. Ltd. and Ono Pharmaceutical Co. Ltd. were among the top overall contributors to the Portfolio in the first half. Both companies reported better than expected earnings as Ono Pharmaceutical Co. Ltd. is experiencing a high level of success with its cancer treatment drug Opdivo. Shionogi & Co. Ltd. announced an international licensing deal for its anti-influenza drug with Roche Holding AG. The company also continued to benefit from the strong uptake of its partnered HIV drugs.(1)

Retailers were a source of mixed performance, as the bifurcated trends of the sector continued. The Portfolio’s top contributor in the first half was Vancouver based athleisure retailer lululemon athletica Inc. The company continues to defy the slowdown in mall traffic with innovative and fashionable product launches. The company also made progress on reducing inventory levels and rebuilding margins that were impacted by the West Coast port strikes last year. Nitori Holdings Co. Ltd., a Japanese furniture retailer, was another top contributor in the six-month period. Nitori Holdings Co. Ltd. has been gaining market share in its domestic market through the introduction of middle-range price products in its stores and several successful promotions. Bermuda based Signet Jewelers Ltd. contrasted the positive contribution from lululemon athletica Inc. and Nitori Holdings Co. Ltd. Signet Jewelers Ltd. is the market leading jewelry retailer in the United States and the UK. Signet Jewelers Ltd.’s lending standards have recently come under scrutiny from short sellers who waged a vocal campaign against the company that impacted the share price. The collapse of the British Pound, post-Brexit, also weighed on Signet Jewelers Ltd., as the company gets 10% of its sales in the UK.(1)

Criteo SA and Kloeckner & Co. SE round out the list of the Portfolio’s top contributors in the period. Criteo SA is a French digital media company and reported better than expected digital advertising revenues. The company continues to expand into the mid-market and recently launched a new email product. Kloceckner & Co. SE is a European based steel distributor with 40% of its sales coming from the United States. Klockner & Co. SE has benefited from rising steel prices on both continents supported by government introduction of anti-dumping policies designed to protect domestic producers. Kloeckner & Co. SE is also a leader in digitalizing the steel trade, the largest structural change in the last hundred years to impact a steel industry.(1)

The Portfolio’s positioning reflects our best long-term investment ideas combined with a portion of the portfolio dedicated to more tactical holdings. During the first quarter, prior to the ECB’s expansion of its monetary stimulus program, we re-established a short position in the euro. We also initiated a short position in the British pound to offset expected volatility from the European referendum. We increased these short positions in the second quarter and in an effort to further hedge the Portfolio, we established a position in a Canadian gold trust. These decisions reduced our exposure to the respective currencies relative to our benchmark and are used

30	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

to manage risk. We also monetized a small portion of our cash position through Japanese index futures to reduce our underweight to that market.(1)

The UK’s decision to exit the Eurozone is expected to have an adverse impact on global growth and is an additional drag on the global economy. The majority of central banks remain on hold, including the Federal Reserve following a disappointing May jobs report. The Bank of Japan, European Central Bank and the Bank of England (BOE) have all pledged to remain accommodative in regards to monetary policy and the BOE has already provided fresh stimulus money to UK financial institutions to support loan growth. In light of these developments, we are reviewing the Portfolio’s positioning and plan to act accordingly.

Despite a volatile start to the year, we continue to position the Portfolio towards businesses that exhibit structural growth characteristics and trade at valuations that we deem to be attractive relative to fair value. By geography, we are overweight to companies that derive the bulk of their profits in the eurozone and the United States. The Portfolio remains underweight to emerging markets, with the majority of our exposure to Asia. In terms of sector positioning, we continue to have an overweight to the Consumer Discretionary and Health Care sectors, while we remain underweight to the Materials sector. Our sector positioning stems from our belief that the economic recovery will be driven by advancements in technology and continued strength in consumer spending. Looking forward, we are starting to see resurgence in the initial public offering (IPO) pipeline and will participate in deals that fit our investment strategy and philosophy.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolios returns reflect reinvested dividends. The Portfolios holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The MSCI ACWI ex USA SMID Cap Index captures mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 23 emerging markets countries. With over 5,000 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. The returns presented for this index include the effects of reinvested dividends, net of taxes, and adjustment to U.S Dollar denomination.

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	94.0
Closed-End Mutual Funds	2.1
Money Market Funds and Other Net Assets	3.9

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Sprott Physical Gold Trust	2.1
2. Ipsen SA	1.9
3. Chugai Pharmaceutical Co. Ltd.	1.8
4. ASOS PLC	1.7
5. Shire PLC	1.6
6. Kakaku.com, Inc.	1.6
7. St. James’s Place PLC	1.6
8. Techtronic Industries Co. Ltd.	1.6
9. Yoox Net-A-Porter Group SpA	1.5
10. London Stock Exchange Group PLC	1.5

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Top 10 Country Weightings (Common Stocks):

% of Net Assets
Japan	19.2
United Kingdom	18.4
France	10.4
Germany	8.1
Italy	5.2
Netherlands	5.0
Hong Kong	5.0
United States	3.3
Spain	2.1
China	1.8

31

Ohio National Fund, Inc.	International Small-Mid Company Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 94.0%		Shares	Value
Japan – 19.2%
Aisin Seiki Co. Ltd.	(c)	20,600	$839,105
Alps Electric Co. Ltd.	(c)	13,700	260,277
Chugai Pharmaceutical Co. Ltd.	(c)	33,000	1,176,061
Daifuku Co. Ltd.	(c)	51,600	924,145
Disco Corp.	(c)	4,400	397,935
Don Quijote Holdings Co. Ltd.	(c)	21,500	798,998
Doutor Nichires Holdings Co. Ltd.	(c)	24,900	433,455
Horiba Ltd.	(c)	17,900	787,578
Japan Hotel REIT Investment Corp.	(c)	690	581,836
Kakaku.com, Inc.	(c)	51,901	1,031,256
Kanamoto Co. Ltd.	(c)	19,400	378,037
K’s Holdings Corp.	(c)	25,800	481,473
Kyowa Hakko Kirin Co. Ltd.	(c)	26,000	443,450
Matsumotokiyoshi Holdings Co. Ltd.	(c)	5,900	288,436
Nidec Corp.	(c)	5,300	403,452
Nitori Holdings Co. Ltd.	(c)	5,000	606,420
NSK Ltd.	(c)	38,600	282,549
Ono Pharmaceutical Co. Ltd.	(c)	8,300	361,557
Shionogi & Co. Ltd.	(c)	11,400	623,193
Sompo Japan Nipponkoa Holdings, Inc.	(c)	18,000	479,019
Tadano Ltd.	(c)	29,000	242,138
United Arrows Ltd.	(c)	15,000	436,784

			12,257,154

United Kingdom – 18.4%
Ashtead Group PLC	(c)	57,732	824,639
ASOS PLC	(a)(c)	20,340	1,086,545
Babcock International Group PLC	(c)	58,587	708,330
Booker Group PLC	(c)	142,000	328,841
Croda International PLC	(c)	12,680	532,291
Dialog Semiconductor PLC	(a)(c)	19,700	590,279
Essentra PLC	(c)	47,570	326,377
Howden Joinery Group PLC	(c)	69,589	357,413
ICAP PLC	(c)	65,000	365,735
InterContinental Hotels Group PLC	(c)	1	12
John Wood Group PLC	(c)	61,045	561,928
LivaNova PLC	(a)	15,096	758,272
London Stock Exchange Group PLC	(c)	27,279	926,898
Man Group PLC	(c)	191,000	296,754
Pagegroup PLC	(c)	71,659	284,529
Rightmove PLC	(c)	9,088	443,866
Schroders PLC	(c)	14,589	461,022
Shawbrook Group PLC	(a)(b)(c)	233,545	531,405
St. James’s Place PLC	(c)	96,611	1,018,837
Stock Spirits Group PLC	(c)	245,343	523,258
Vectura Group PLC	(a)(d)	216,833	466,184
Worldpay Group PLC	(a)(b)(c)	87,930	320,038

			11,713,453

France – 10.4%
Accor SA	(c)	23,617	904,912
Advanced Accelerator Applications SA – ADR	(a)	16,367	494,856
Criteo SA – ADR	(a)	9,740	447,261
Edenred	(c)	26,687	546,445
Ingenico Group SA	(c)	3,610	418,417
Ipsen SA	(c)	19,547	1,197,661
Publicis Groupe SA	(c)	11,835	791,790
Teleperformance	(c)	9,432	803,437
Television Francaise 1	(c)	49,100	519,985
Zodiac Aerospace	(c)	20,800	485,232

			6,609,996

Germany – 8.1%
Deutsche Pfandbriefbank AG	(b)(c)	70,246	692,709
Deutz AG	(c)	128,096	529,145
GEA Group AG	(c)	10,189	480,934
HeidelbergCement AG	(c)	10,195	768,010
Kloeckner & Co. SE	(a)(c)	68,749	759,996
OSRAM Licht AG	(c)	9,837	511,099
Rheinmetall AG	(c)	12,044	716,362

Common Stocks (Continued)		Shares	Value
Germany (continued)
SAF-Holland SA	(c)	36,465	$404,021
Siltronic AG	(a)(c)	17,050	275,923

			5,138,199

Italy – 5.2%
Anima Holding SpA	(b)(c)	88,836	418,821
Azimut Holding SpA	(c)	22,408	365,606
Infrastrutture Wireless Italiane SpA	(b)(c)	172,319	760,956
Massimo Zanetti Beverage Group SpA	(b)(d)	60,835	495,535
Prada SpA	(c)	98,800	305,966
Yoox Net-A-Porter Group SpA	(a)(c)	41,235	957,006

			3,303,890

Netherlands – 5.0%
ABN AMRO Group NV	(b)(c)	36,100	593,507
ASR Nederland NV	(a)(d)	13,035	281,356
GrandVision NV	(b)(c)	21,758	562,802
Intertrust NV	(a)(b)(c)	25,173	561,798
Koninklijke DSM NV	(c)	8,864	511,368
NN Group NV	(c)	25,587	704,369

			3,215,200

Hong Kong – 5.0%
Beijing Enterprises Water Group Ltd.	(c)	900,000	546,201
China Everbright International Ltd.	(c)	589,000	658,589
Haier Electronics Group Co. Ltd.	(c)	246,000	376,504
PAX Global Technology Ltd.	(c)	241,000	212,146
Regina Miracle International Holdings Ltd.	(a)(b)(c)	291,000	386,910
Techtronic Industries Co. Ltd.	(c)	239,500	1,000,151

			3,180,501

United States – 3.3%
Nexteer Automotive Group Ltd.	(c)	836,000	765,066
Shire PLC	(c)	16,910	1,045,079
Signet Jewelers Ltd.		3,800	313,158

			2,123,303

Spain – 2.1%
Cellnex Telecom SAU	(b)(c)	47,673	748,111
Telepizza Group SA	(a)(b)(d)	97,832	607,987

			1,356,098

China – 1.8%
CT Environmental Group Ltd.	(c)	2,434,000	711,302
SouFun Holdings Ltd. – ADR	(a)	81,995	412,435

			1,123,737

Canada – 1.5%
Canadian Western Bank		33,000	629,630
Hudson’s Bay Co.		29,671	358,041

			987,671

Israel – 1.5%
Caesarstone Ltd.	(a)	8,614	299,423
Nice Ltd. – ADR		10,300	657,655

			957,078

Ireland – 1.4%
Grafton Group PLC	(c)	53,983	356,926
Smurfit Kappa Group PLC	(c)	24,098	530,598

			887,524

Taiwan – 1.3%
Eclat Textile Co. Ltd.	(c)	46,034	446,430
Makalot Industrial Co. Ltd.	(c)	83,000	390,687

			837,117

Switzerland – 1.3%
Julius Baer Group Ltd.	(c)	20,769	835,917

Bermuda – 1.2%
Arch Capital Group Ltd.	(a)	10,200	734,400

32	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks (Continued)		Shares	Value
Sweden – 1.0%
Hoist Finance AB	(b)(c)	75,059	$662,889

South Korea – 1.0%
Hotel Shilla Co. Ltd.	(c)	11,118	659,643

Denmark – 1.0%
Pandora A/S	(c)	4,773	650,079

Mexico – 1.0%
Grupo Aeroportuario del Sureste SAB de CV – ADR		4,020	641,391

Thailand – 1.0%
Minor International PCL	(c)	553,000	635,624

Australia – 0.9%
Link Administration Holdings Ltd.	(a)(c)	96,586	591,760

Austria – 0.9%
Erste Group Bank AG	(c)	24,500	557,815

Belgium – 0.5%
UCB SA	(c)	4,591	344,726

Total Common Stocks (Cost $57,354,706)			$60,005,165

Closed-End Mutual Funds – 2.1%		Shares	Value
Sprott Physical Gold Trust	(a)	121,000	$1,328,580

Total Closed-End Mutual Funds (Cost $1,314,290)			$1,328,580

Money Market Funds – 4.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		555,528	$555,528
State Street Institutional U.S. Government Money Market Fund Institutional Class		2,418,588	2,418,588

Total Money Market Funds (Cost $2,974,116)			$2,974,116

Total Investments – 100.8% (Cost $61,643,112)	(e)		$64,307,861
Liabilities in Excess of Other Assets – (0.8)%			(508,871)

Net Assets – 100.0%			$63,798,990

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2016, the value of these securities totaled $7,343,468, or 11.5% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $52,407,581, or 82.1% of the Portfolio’s net assets.

(d)	As discussed in Note 2 of the Notes to Financial Statements, not all investments that are traded on a foreign exchange are valued at an estimate that is different from the local close price. In some instances, the independent fair valuation service uses a stock’s local close price because the service’s measure of predictability related to their valuation model of a stock is below a chosen threshold. These securities represent $1,851,062, or 2.9% of the Portfolio’s net assets.

(e)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

Details of the foreign currency contracts outstanding in the International Small-Mid Company Portfolio at June 30, 2016 are as follows:

Contracts to buy foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
June 16, 2016	September 15, 2016	JPM	3,280,000 GBP	$4,652,125	$4,369,414	$(282,711)
June 24, 2016	September 15, 2016	BARC	1,158,000 EUR	$1,323,409	$1,288,413	$(34,996)
June 24, 2016	September 15, 2016	BARC	1,800,000 GBP	$2,688,768	$2,397,849	$(290,919)

				$8,664,302	$8,055,676	$(608,626)

Contracts to sell foreign currency:

Date of contract	Exchange date	Counterparty	Currency to receive	Currency to deliver	Contract at value	Unrealized Appreciation (Depreciation)
June 13, 2016	September 15, 2016	JPM	$2,684,991	1,888,000 GBP	$2,515,077	$169,914
June 14, 2016	September 15, 2016	BARC	$4,046,544	3,600,000 EUR	$4,005,429	$41,115
June 14, 2016	September 15, 2016	BARC	$2,664,685	1,888,000 GBP	$2,515,077	$149,608
June 16, 2016	September 15, 2016	JPM	$2,555,938	1,820,000 GBP	$2,424,492	$131,446
June 24, 2016	September 15, 2016	JPM	$3,243,868	2,900,000 EUR	$3,226,596	$17,272
June 24, 2016	July 28, 2016	JPM	$395,320	290,000 GBP	$386,136	$9,184
June 24, 2016	September 15, 2016	JPM	$2,444,225	1,740,000 GBP	$2,317,921	$126,304

			$18,035,571		$17,390,728	$644,843

33	(continued)

Ohio National Fund, Inc.	International Small-Mid Company Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Counterparties	Currencies
JPM – JPMorgan Chase Bank, N.A.	EUR – Euro
BARC – Barclays Bank PLC	GBP – British Pound

Sector Classifications (Common Stocks): (Percent of net assets)

Consumer Discretionary	24.6%
Financials	18.3%
Industrials	17.5%
Health Care	10.8%
Information Technology	10.7%
Materials	4.2%
Consumer Staples	2.6%
Telecommunication Services	2.4%
Utilities	2.0%
Energy	0.9%

94.0%

The accompanying notes are an integral part of these financial statements.

34

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Objective/Strategy

The Aggressive Growth Portfolio seeks long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

Performance as of June 30, 2016

Average Annual Returns:
One year	1.43%
Five years	11.84%
Ten years	8.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Aggressive Growth Portfolio returned -1.19% versus 1.36% for its benchmark, the Russell 1000 Growth Index; and 3.84% for its former benchmark, the S&P 500 Index.

Relative underperformance was primarily due to stock selections in the Financial and Consumer Discretionary sectors. An underweight in the out-performing Consumer Staples sector was also a key detractor. Stock selection in Health Care and Materials, however, were relative contributors during the period.

The largest detractors from the Portfolio returns for the six-month period were Norwegian Cruise Line Holdings Ltd., Regeneron Pharmaceuticals, Inc., Alphabet, Inc., Celgene Corp. and E*Trade Financial Corp.(1)

Consumer Discretionary holding Norwegian Cruise Line Holdings Ltd. was the leading absolute detractor during the period. The stock declined as geopolitical concerns in Europe weighed on the willingness of North American tourists to book cruises to the region. Over the long term, however, we remain encouraged by Norwegian’s potential. We appreciate the company’s position in a three-player market, and believe industry dynamics are setting up an environment for improving returns on invested capital for cruise lines. Increased cruise demand from China and new routes, such as Cuba, also offer growth potential. We like the company’s CEO, an industry veteran, who we believe will be able to increase return on invested capital for the company. Norwegian, also, has the youngest fleet and what we believe to be the highest capacity for growth in the cruise industry.(1)

Another key detractor during the period, Regeneron Pharmaceuticals, Inc., was impacted by the broad downturn in biotechnology stocks during the first quarter. Slower-than-expected adoption of the drugs that the company recently launched was also a headwind. Moreover, the company communicated during the first quarter that it is planning for the coming year to be an investment year, which weighed on estimates. We view Regeneron Pharmaceuticals, Inc.’s Eylea drug as an advance for the treatment of wet age-related macular degeneration (AMD), a leading cause of blindness in the elderly. We believe Eylea has potency, cost and convenience advantages over the current standard of care, which has led to a strong uptake in the market. We feel Regeneron Pharmaceuticals, Inc. has a strong technology platform and an underappreciated pipeline of novel antibody drug candidates, including a potentially leading therapy for a new class of cholesterol-lowering agents.(1)

Alphabet, Inc., the Internet search engine leader formerly known as Google, is benefiting from strong growth in mobile search through its Android software for mobile devices. We think Android’s rapidly growing installed base will provide the company significant control over its mobile search and display advertising destiny. We also believe the company’s mobile and tablet search business will more than neutralize the impact of its declining desktop computer search business in developed markets. We also believe its YouTube unit is well positioned to benefit from secular growth in online video.(1)

Celgene Corp., a global biotechnology company, seeks to deliver truly innovative and life-changing drugs for the treatment of cancer and other severe immune, inflammatory conditions. We see the potential for continued strong growth ahead for Celgene Corp.’s blood-cancer-fighting Revlimid drug franchise and believe its additional pipeline products could further supplement this growth. Some of the new drugs that could become meaningful contributors include Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma and a recently licensed drug to treat Crohn’s disease. We also appreciate its management’s willingness to utilize free cash flow for share repurchases and product acquisitions.(1)

E*Trade Financial Corp. is a financial services company that offers online brokerage services and related products for investors. We believe the core brokerage business is attractive, and we like the recent restructuring of the balance sheet. However, we have questions about its capital allocation. We trimmed our position during the period.(1)

While some stocks negatively impacted performance, we are pleased with the performance of a number of our positions. Medical device maker Boston Scientific Corp. aided performance. During the second quarter, the company reported stronger-than-expected earnings per share, and the pace of organic sales growth was the highest reported in over a decade. Results were especially strong in the company’s interventional cardiology unit, as well as in urology and neuromodulation. Margin performance was also impressive. Earlier in the month, at the American College of Cardiology conference, strong data for transcatheter aortic valve replacement (TAVR) devices in intermediate risk patients led many analysts to raise their estimates of the long term market potential. Boston Scientific is the number three player in the TAVR market and stands to benefit from wider acceptance of these devices. Boston Scientific Corp., the medical device maker, offers a range of products in applications including cardiovascular, pulmonary, digestive, urological and women’s health. We are encouraged by management’s initiatives to boost its product pipeline, revenues and operating margins. New product launches, especially in the cardiovascular field, have been encouraging. We also view the company as a potential target as the market consolidates, or as an acquirer of smaller companies that would be identified as synergistic to its existing operations.(1)

Construction aggregate company Vulcan Materials Co. also contributed to performance. The company performed well during the period, as residential and nonresidential aggregate markets continued to recover. Improvements in highway infrastructure spending also aided the stock’s performance. We believe the macroeconomic environment is favorable for continued performance by Vulcan

35	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

Materials Co., which we believe enjoys strong competitive advantages around its business model and quarries. We like that there are very high barriers to entry around its business as the high weight and low value of the company’s product has necessitated operating in local markets. Additionally, the company’s geographic footprint is stronger than those of its competitors, and an arduous permitting process makes it difficult for competitors to open new mines.(1)

Crown Castle International Corp., owner of wireless communication towers, maintains a predictable, long-term contract-driven revenue base which remains attractive to us. The firm has benefited from growing numbers of tenants on its towers. We think this could continue as wireless service providers work to upgrade their networks to meet the growing demand for data transmission.(1)

Amazon.com, Inc., the online retailer, offers a wide range of products, including books, music, computers, electronics, home and garden, and numerous other products. Amazon.com, Inc. offers personalized shopping services, Web-based credit card payment and direct shipping to customers. We believe the company’s competitive advantages of a low overhead cost structure, allowing an aggressive pricing structure, and faster shipping will cause consumers to shift an increasing amount of their general merchandise spending toward it. Given that over 90% of retail sales are still sold offline, we believe Amazon.com, Inc. has significant opportunities ahead, particularly as it expands into new business lines and geographies.(1)

Nielsen Holdings PLC, a global information and measurement company, measures and monitors what consumers watch (programming, advertising) and what consumers buy (categories, brands, products) on both a global and local basis. We think the company will benefit from the fragmentation of media, as it provides measurement data on how much video content is viewed through different mediums. We also think Nielsen Holdings PLC is a beneficiary of the growth of the developing market consumer. As consumer spending power in emerging markets grows, we expect companies will seek more data on consumers’ purchasing patterns.(1)

As part of our investment strategy, we seek companies that have clear, sustainable competitive moats around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

Moving into the second half of 2016, markets are still faced with a slow-growing global economy and geopolitical pressures that are, to some degree, a reaction to slow global growth. Given the outcome of the June referendum in the United Kingdom (“UK”), we expect increased geopolitical uncertainty in Europe, as well as moderately lower growth in Europe and globally as the UK navigates its exit from the European Union.

While there are concerns about the global economy, we think it underscores the importance of finding those select companies with truly sustainable competitive advantages that can take market share and continue to grow earnings, even without the backdrop of a strong global economy. Such companies are more appreciated in a world where growth is harder to come by, as they can create their own path to creating value.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Portfolio’s investment adviser and sub-adviser elected to change the Portfolio’s broad-based securities market index from the S&P 500® Index to the Russell 1000 Growth Index effective May 1, 2016. The change in the benchmark was made because the Russell 1000 Growth Index better reflects the style of the strategy.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

36	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	96.3
Commercial Paper	3.8
Money Market Funds Less Net Liabilities	(0.1)

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. General Electric Co.	5.1
2. Alphabet, Inc. Class C	5.1
3. Lowe’s Cos., Inc.	4.9
4. Amazon.com, Inc.	4.9
5. Zoetis, Inc.	4.6
6. MasterCard, Inc. Class A	4.0
7. Celgene Corp.	3.6
8. Intercontinental Exchange, Inc.	3.1
9. Adobe Systems, Inc.	3.1
10. Crown Castle International Corp.	3.1

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	31.1
Consumer Discretionary	24.6
Health Care	16.4
Financials	10.5
Industrials	9.1
Materials	2.7
Consumer Staples	1.9

96.3

37

Ohio National Fund, Inc.	Aggressive Growth Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 96.3%				Shares	Value
CONSUMER DISCRETIONARY – 24.6%
Tesla Motors, Inc. (Automobiles)	(a)			1,970	$418,192
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)			1,418	571,114
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)			15,350	611,544
Starbucks Corp. (Hotels, Restaurants & Leisure)				15,265	871,937
Amazon.com, Inc. (Internet & Catalog Retail)	(a)			3,639	2,604,141
Ctrip.com International Ltd. – ADR (Internet & Catalog Retail)	(a)			12,658	521,510
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)			579	722,829
Time Warner, Inc. (Media)				14,474	1,064,418
Advance Auto Parts, Inc. (Specialty Retail)				5,352	865,044
Lowe’s Cos., Inc. (Specialty Retail)				33,034	2,615,302
Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)				29,204	856,553
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)				24,156	1,333,411

					13,055,995

CONSUMER STAPLES – 1.9%
Costco Wholesale Corp. (Food & Staples Retailing)				6,580	1,033,323

FINANCIALS – 10.5%
PacWest Bancorp (Banks)				12,951	515,191
TD Ameritrade Holding Corp. (Capital Markets)				34,477	981,733
Synchrony Financial (Consumer Finance)	(a)			30,872	780,444
Intercontinental Exchange, Inc. (Diversified Financial Svs.)				6,416	1,642,239
Crown Castle International Corp. (Real Estate Investment Trusts)				16,017	1,624,604

					5,544,211

HEALTH CARE – 16.4%
Celgene Corp. (Biotechnology)	(a)			19,144	1,888,173
DBV Technologies SA – ADR (Biotechnology)	(a)			8,731	284,805
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)			1,692	590,897
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)			52,228	1,220,568
DexCom, Inc. (Health Care Equip. & Supplies)	(a)			6,212	492,798
Teleflex, Inc. (Health Care Equip. & Supplies)				3,878	687,608
Quintiles Transnational Holdings, Inc. (Life Sciences Tools & Svs.)	(a)			16,442	1,073,992
Zoetis, Inc. (Pharmaceuticals)				51,559	2,446,990

					8,685,831

INDUSTRIALS – 9.1%
General Electric Co. (Industrial Conglomerates)				86,325	2,717,511
Nielsen Holdings PLC (Professional Svs.)				16,628	864,157
Verisk Analytics, Inc. (Professional Svs.)	(a)			6,947	563,263
Canadian Pacific Railway Ltd. (Road & Rail)				5,166	665,329

					4,810,260

INFORMATION TECHNOLOGY – 31.1%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)			3,897	2,697,114
CoStar Group, Inc. (Internet Software & Svs.)	(a)			6,927	1,514,658
Facebook, Inc. Class A (Internet Software & Svs.)	(a)			11,894	1,359,246
SPS Commerce, Inc. (Internet Software & Svs.)	(a)			13,618	825,251
MasterCard, Inc. Class A (IT Svs.)				23,921	2,106,483
WEX, Inc. (IT Svs.)	(a)			11,186	991,863
NXP Semiconductors NV (Semiconductors & Equip.)	(a)			9,343	731,931
Activision Blizzard, Inc. (Software)				29,643	1,174,752
Adobe Systems, Inc. (Software)	(a)			17,108	1,638,775
Atlassian Corp. PLC Class A (Software)	(a)			2,207	57,161
salesforce.com, Inc. (Software)	(a)			17,431	1,384,196
Workday, Inc. Class A (Software)	(a)			11,483	857,436
Apple, Inc. (Tech. Hardware, Storage & Periph.)				12,032	1,150,259

					16,489,125

MATERIALS – 2.7%
Vulcan Materials Co. (Construction Materials)				12,070	1,452,745

Total Common Stocks (Cost $44,573,493)					$51,071,490

Commercial Paper – 3.8%		Rate	Maturity	Face Amount	Value
BNP Paribas SA		0.000%	07/01/2016	$2,000,000	$2,000,000

Total Commercial Paper (Cost $2,000,000)					$2,000,000

38	(continued)

Ohio National Fund, Inc.	Aggressive Growth Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Money Market Funds – 4.0%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		2,124,550	$2,124,550

Total Money Market Funds (Cost $2,124,550)			$2,124,550

Total Investments – 104.1% (Cost $48,698,043)	(b)		$55,196,040
Liabilities in Excess of Other Assets – (4.1)%			(2,192,892)

Net Assets – 100.0%			$53,003,148

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

39

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Objective/Strategy

The Small Cap Growth Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in stocks of small companies.

Performance as of June 30, 2016

Average Annual Returns:
One year	-7.50%
Five years	11.65%
Ten years	10.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six–month period ended June 30, 2016, the Small Cap Growth Portfolio returned 0.04% versus -1.59% for its benchmark, the Russell 2000 Growth Index.

U.S. equities were volatile, and small cap stocks sold off particularly hard during the first half of the period. Once again, a chief concern was the fear of slower-than-expected growth in China, the world’s second largest economy. The negative sentiment was also reflected in weakness in energy markets, with the U.S. benchmark for crude oil dipping to levels not seen in over a decade.

After recovering from their winter correction, U.S. stocks traded narrowly for much of the April-to-June period. Investors gleaned enough positive news from economic data to keep stocks buoyant. Expectations of an interest rate hike in the near term by the Federal Reserve (Fed) were quashed by the weak May employment report. This sent the value of the dollar downward, providing additional support to U.S. stocks. Markets were jolted late in the quarter by the United Kingdom electorate’s surprise decision to leave the European Union. Stocks sold off sharply and the dollar surged, as capital flowed into safe-haven government bonds, thereby pushing yields lower. In the final days of the quarter, however, U.S. shares recaptured much of their post-Brexit slide.

We have taken a high-quality approach to investing in small caps. Many of the companies in our Portfolio have predictable, recurring revenue streams. Our companies also typically generate a high return on invested capital and have demonstrated a proven ability to expand profit margins. We also put a great emphasis on identifying companies with sustainable competitive advantages that should help them gain market share and grow in a variety of market environments. Given our high-quality focus, we expect our Portfolio to produce positive results during market rallies and to outperform the benchmark in weak or uncertain market environments, creating a smoother path to investing in small caps and a better opportunity to generate higher compounded returns over full market cycles.

When markets are up sharply, as they were for much of the six-month period, it is not our ideal backdrop for relative outperformance. The Portfolio, however, did outperform its benchmark for the period. At the sector level, our positive stock selection and underweight to the Health Care sector were the primary drivers of relative results. Stock selections in Consumer Discretionary and Information

Technology were also positive, while our selections in Financials and Consumer Staples weighed on relative performance.(1)

The largest contributors to the Portfolio returns for the six-month period were Broadridge Financial Solutions, Inc., LDR Holding Corp., DCP Midstream Partners LP, FEI Co. and Tumi Holdings, Inc.(1)

Broadridge Financial Solutions, Inc. provides investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporations globally. We think the company’s wide network of broker-dealers and banks is a competitive advantage that makes the company the preferable choice for corporations to use in distributing proxy information.(1)

LDR Holding Corp. sells spinal implants for use in lumbar and cervical spinal disorders. We believe LDR Holding Corp. has differentiated technology that will allow it to take share from competitors, particularly in the faster-growing cervical spine market. The company was acquired during the period.(1)

DCP Midstream Partners LP owns assets associated with the shipping, processing and storage of natural gas and natural gas liquids (“NGLs”). We like the company for the stable, fee-based revenue it receives from exploration and production companies that depend on DCP Midstream Partners LP to transport and process natural gas and natural gas liquids.(1)

FEI Co. manufactures electron microscopes for the semiconductor and health care industries. We like the company’s strong balance sheet. We also believe that new forms of semiconductor architecture that call for decreasing the space between nodes on a microchip will create increased demand for FEI Co.’s microscopes. It was acquired during the period.(1)

Tumi Holdings, Inc. is a global travel and accessories company. We think the company has a strong global footprint and like its strong multi-channel footprint across digital and in-store channels. It was announced during the quarter that Samsonite will acquire Tumi Holdings, Inc., and we sold the position on gains after the announcement.(1)

The largest detractors from the Portfolio returns for the six-month period were Eagle Pharmaceuticals, Inc., SS&C Technologies Holdings, Inc., LPL Financial Holdings, Inc., j2 Global, Inc. and OSI Systems, Inc.(1)

Eagle Pharmaceuticals, Inc. is a specialty pharmaceutical company that focuses on improving formulations of existing hospital administered drugs. We believe the value of the company’s product pipeline remains underappreciated, particularly the potential of a licensing agreement with Teva Pharmaceutical Industries Ltd. for a new formulation to treat chronic lymphocytic leukemia (“CLL”) and non-Hodgkin lymphoma (“NHL”).(1)

LPL Financial Holdings, Inc. provides an integrated platform of brokerage and investment advisory services to independent financial advisors and financial advisors at financial institutions. Through its custody and clearing platform, the company provides access to diversified financial products and services enabling its advisors to offer independent financial advice and brokerage services to retail investors. We are currently reviewing the stock in light of recent headwinds facing the company.(1)

OSI Systems, Inc. is a maker of security systems, health care monitoring systems, and optoelectronics. The company is evolving from a manufacturing company into a turnkey provider of security solutions. This stands to increase the recurring revenue component of its business.(1)

SS&C Technologies Holdings, Inc. is a global provider of investment and financial software-enabled services and is focused exclusively on the global financial services industry. We like SS&C Tech-

40	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

nologies Holdings, Inc. because the majority of its revenue comes from recurring sources such as subscription services or software maintenance, where client retention has remained high. We believe the most significant opportunity for the company is in fund administration, where hedge funds are looking for independent providers with a high level of transparency and accountability.(1)

j2 Global, Inc. is an Internet services company providing a range of communications services for businesses. We like that the company is moving beyond its traditional business of converting faxes to emails and into other high margin businesses. We also like the company’s history of making good acquisitions and improving the operations of those purchases.(1)

For much of the past quarter, we were concerned that equity valuations did not appropriately discount the level of risk that we believed was present in the market. Earlier in the year, we witnessed what we had considered another detachment from fundamentals when global stocks, in our view, overcorrected. The subsequent rebound propelled valuations to levels that we thought failed to account not only for the possibility of the Brexit campaign succeeding, but also other factors that could impair the outlook for stocks. Chief among these were economic policies that have not only failed to lead to broad-based growth, but also may prove difficult to unwind without significant unforeseen consequences. At present, we see opportunities in pockets of the market, but also recognize that many risks remain.

When such exogenous factors abound, we believe that maintaining our investment discipline of focusing on high-quality companies that can control their own destiny will serve us well. While we choose companies that can deliver solid growth over the long term and return capital to shareholders, we also recognize that these same attributes may make them attractive targets for acquisition. We do not invest in smaller capitalization companies with the expectation of a sale, but we believe the mergers and acquisitions environment remains fertile as large-cap companies seek to buy growth, and borrowing rates remain extraordinarily low.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity markets. The index presented herein includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	94.7
Master Limited Partnerships (4)	2.2
Commercial Paper	0.5
Money Market Funds Less Net Liabilities	2.6

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Broadridge Financial Solutions, Inc.	2.4
2. Sensient Technologies Corp.	2.4
3. Cadence Design Systems, Inc.	2.1
4. SS&C Technologies Holdings, Inc.	2.1
5. Blackbaud, Inc.	2.0
6. Nice Ltd. – ADR	2.0
7. Sally Beauty Holdings, Inc.	1.9
8. ServiceMaster Global Holdings, Inc.	1.9
9. Carter’s, Inc.	1.7
10. Biglari Holdings, Inc.	1.6

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnership):

% of Net Assets
Information Technology	32.1
Health Care	20.6
Consumer Discretionary	15.3
Industrials	12.5
Financials	8.6
Consumer Staples	3.6
Materials	2.4
Energy	1.8

96.9

41

Ohio National Fund, Inc.	Small Cap Growth Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 94.7%		Shares	Value
CONSUMER DISCRETIONARY – 14.3%
Gentherm, Inc. (Auto Components)	(a)	30,796	$1,054,763
ServiceMaster Global Holdings, Inc. (Diversified Consumer Svs.)	(a)	109,912	4,374,498
Biglari Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	9,449	3,811,160
Diamond Resorts International, Inc. (Hotels, Restaurants & Leisure)	(a)	78,648	2,356,294
Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	(b)	351,624	1,562,227
Dunkin’ Brands Group, Inc. (Hotels, Restaurants & Leisure)		46,408	2,024,317
Manchester United PLC Class A (Media)		75,977	1,210,314
National CineMedia, Inc. (Media)		149,546	2,314,972
Monro Muffler Brake, Inc. (Specialty Retail)		20,123	1,279,018
Party City Holdco, Inc. (Specialty Retail)	(a)	53,117	738,857
Sally Beauty Holdings, Inc. (Specialty Retail)	(a)	152,944	4,498,083
Williams-Sonoma, Inc. (Specialty Retail)		22,420	1,168,755
Carter’s, Inc. (Textiles, Apparel & Luxury Goods)		36,803	3,918,415
Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)		136,390	2,771,445

			33,083,118

CONSUMER STAPLES – 3.6%
Britvic PLC (Beverages)	(b)	90,198	705,820
Casey’s General Stores, Inc. (Food & Staples Retailing)		18,333	2,410,973
Amplify Snack Brands, Inc. (Food Products)	(a)	130,079	1,918,665
Ontex Group NV (Personal Products)	(b)	105,993	3,341,840

			8,377,298

ENERGY – 0.6%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	22,202	1,297,263

FINANCIALS – 8.6%
Bank of the Ozarks, Inc. (Banks)		40,206	1,508,529
Artisan Partners Asset Management, Inc. Class A (Capital Markets)		43,933	1,216,065
Financial Engines, Inc. (Capital Markets)		46,341	1,198,842
LPL Financial Holdings, Inc. (Capital Markets)		79,930	1,800,823
Pace Holdings Corp. (Capital Markets)	(a)	84,896	848,960
WisdomTree Investments, Inc. (Capital Markets)		112,919	1,105,477
MSCI, Inc. (Diversified Financial Svs.)		44,502	3,431,994
RLI Corp. (Insurance)		32,681	2,247,799
Easterly Government Properties, Inc. (Real Estate Investment Trusts)		76,645	1,512,206
Physicians Realty Trust (Real Estate Investment Trusts)		61,802	1,298,460
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		11,198	1,091,245
St. Joe Co. / The (Real Estate Mgmt. & Development)	(a)	61,731	1,093,873
LendingTree, Inc. (Thrifts & Mortgage Finance)	(a)	18,419	1,626,950

			19,981,223

HEALTH CARE – 20.6%
ACADIA Pharmaceuticals, Inc. (Biotechnology)	(a)	45,569	1,479,170
Alder Biopharmaceuticals, Inc. (Biotechnology)	(a)	30,967	773,246
DBV Technologies SA – ADR (Biotechnology)	(a)	37,345	1,218,194
Eagle Pharmaceuticals, Inc. (Biotechnology)	(a)	34,317	1,331,156
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	110,298	1,442,146
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	14,945	1,782,490
Novavax, Inc. (Biotechnology)	(a)	86,222	626,834
Puma Biotechnology, Inc. (Biotechnology)	(a)	26,249	781,958
Atrion Corp. (Health Care Equip. & Supplies)		2,092	895,083
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	149,403	1,861,561
Globus Medical, Inc. (Health Care Equip. & Supplies)	(a)	73,597	1,753,817
Insulet Corp. (Health Care Equip. & Supplies)	(a)	7,049	213,162
LDR Holding Corp. (Health Care Equip. & Supplies)	(a)	62,686	2,316,248
Masimo Corp. (Health Care Equip. & Supplies)	(a)	32,499	1,706,685
Novadaq Technologies, Inc. (Health Care Equip. & Supplies)	(a)	137,559	1,353,581
Quidel Corp. (Health Care Equip. & Supplies)	(a)	58,942	1,052,704
STERIS PLC (Health Care Equip. & Supplies)		42,616	2,929,850
Trinity Biotech PLC – ADR (Health Care Equip. & Supplies)	(a)	104,778	1,188,183
Wright Medical Group NV (Health Care Equip. & Supplies)	(a)	67,513	1,172,701
Capital Senior Living Corp. (Health Care Providers & Svs.)	(a)	59,086	1,044,050
ExamWorks Group, Inc. (Health Care Providers & Svs.)	(a)	36,338	1,266,379
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	59,240	1,800,007
athenahealth, Inc. (Health Care Technology)	(a)	16,148	2,228,585
HealthStream, Inc. (Health Care Technology)	(a)	5,760	152,755
Medidata Solutions, Inc. (Health Care Technology)	(a)	38,779	1,817,572
Bio-Techne Corp. (Life Sciences Tools & Svs.)		23,625	2,664,191
Aralez Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	114,924	379,249

42	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks (Continued)		Shares	Value
HEALTH CARE (Continued)
Catalent, Inc. (Pharmaceuticals)	(a)	107,503	$2,471,494
GW Pharmaceuticals PLC – ADR (Pharmaceuticals)	(a)	9,720	890,060
Phibro Animal Health Corp. Class A (Pharmaceuticals)		55,235	1,030,685
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	44,415	2,460,591
Relypsa, Inc. (Pharmaceuticals)	(a)	63,429	1,173,437
Teligent, Inc. (Pharmaceuticals)	(a)	122,398	873,922
XenoPort, Inc. (Pharmaceuticals)	(a)	206,453	1,453,429

			47,585,175

INDUSTRIALS – 12.5%
HEICO Corp. Class A (Aerospace & Defense)		66,539	3,569,817
Sparton Corp. (Aerospace & Defense)	(a)	38,896	846,766
A.O. Smith Corp. (Building Products)		29,095	2,563,560
SP Plus Corp. (Commercial Svs. & Supplies)	(a)	32,972	744,508
EnerSys (Electrical Equip.)		47,879	2,847,364
Raven Industries, Inc. (Industrial Conglomerates)		77,370	1,465,388
Kennametal, Inc. (Machinery)		67,417	1,490,590
Nordson Corp. (Machinery)		37,313	3,119,740
Proto Labs, Inc. (Machinery)	(a)	24,842	1,429,906
Rexnord Corp. (Machinery)	(a)	154,843	3,039,568
Wabtec Corp. (Machinery)		16,302	1,144,889
Advisory Board Co. / The (Professional Svs.)	(a)	53,109	1,879,528
CEB, Inc. (Professional Svs.)		38,688	2,386,276
Old Dominion Freight Line, Inc. (Road & Rail)	(a)	25,034	1,509,801
SiteOne Landscape Supply, Inc. (Trading Companies & Distributors)	(a)	22,961	780,444

			28,818,145

INFORMATION TECHNOLOGY – 32.1%
Belden, Inc. (Electronic Equip., Instr. & Comp.)		56,641	3,419,417
CTS Corp. (Electronic Equip., Instr. & Comp.)		134,103	2,403,126
FEI Co. (Electronic Equip., Instr. & Comp.)		30,833	3,295,431
National Instruments Corp. (Electronic Equip., Instr. & Comp.)		50,265	1,377,261
OSI Systems, Inc. (Electronic Equip., Instr. & Comp.)	(a)	33,555	1,950,552
Alarm.com Holdings, Inc. (Internet Software & Svs.)	(a)	44,180	1,132,333
ChannelAdvisor Corp. (Internet Software & Svs.)	(a)	98,409	1,425,946
Cimpress NV (Internet Software & Svs.)	(a)	18,411	1,702,649
CoStar Group, Inc. (Internet Software & Svs.)	(a)	9,083	1,986,089
Envestnet, Inc. (Internet Software & Svs.)	(a)	66,665	2,220,611
j2 Global, Inc. (Internet Software & Svs.)		38,602	2,438,488
Zillow Group, Inc. (Internet Software & Svs.)	(a)	44,564	1,633,271
Broadridge Financial Solutions, Inc. (IT Svs.)		85,581	5,579,881
Euronet Worldwide, Inc. (IT Svs.)	(a)	49,942	3,455,487
MAXIMUS, Inc. (IT Svs.)		41,733	2,310,756
WEX, Inc. (IT Svs.)	(a)	32,882	2,915,647
ON Semiconductor Corp. (Semiconductors & Equip.)	(a)	278,651	2,457,702
SolarEdge Technologies, Inc. (Semiconductors & Equip.)	(a)	48,715	954,814
ACI Worldwide, Inc. (Software)	(a)	67,322	1,313,452
Blackbaud, Inc. (Software)		69,044	4,688,088
Cadence Design Systems, Inc. (Software)	(a)	198,662	4,827,487
Descartes Systems Group, Inc. / The (Software)	(a)	77,780	1,487,630
Fleetmatics Group PLC (Software)	(a)	49,641	2,150,945
Guidewire Software, Inc. (Software)	(a)	28,957	1,788,384
Nice Ltd. – ADR (Software)		73,389	4,685,888
Paylocity Holding Corp. (Software)	(a)	50,753	2,192,530
RealPage, Inc. (Software)	(a)	76,370	1,705,342
SS&C Technologies Holdings, Inc. (Software)		171,486	4,815,327
Tyler Technologies, Inc. (Software)	(a)	11,721	1,954,008

			74,268,542

MATERIALS – 2.4%
Sensient Technologies Corp. (Chemicals)		77,936	5,536,573

Total Common Stocks (Cost $199,573,229)			$218,947,337

Master Limited Partnerships – 2.2%		Shares	Value
CONSUMER DISCRETIONARY – 1.0%
Cedar Fair LP (Hotels, Restaurants & Leisure)		37,809	$2,186,117

ENERGY – 1.2%
DCP Midstream Partners LP (Oil, Gas & Consumable Fuels)		82,772	2,854,806

Total Master Limited Partnerships (Cost $5,126,461)			$5,040,923

43	(continued)

Ohio National Fund, Inc.	Small Cap Growth Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Commercial Paper – 0.5%		Rate	Maturity	Face Amount	Value
BNP Paribas SA		0.000%	07/01/2016	$1,200,000	$1,200,000

Total Commercial Paper (Cost $1,200,000)					$1,200,000

Money Market Funds – 3.9%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				1,277,566	$1,277,566
State Street Institutional U.S. Government Money Market Fund Institutional Class				7,668,937	7,668,937

Total Money Market Funds (Cost $8,946,503)					$8,946,503

Total Investments – 101.3% (Cost $214,846,193)	(c)				$234,134,763
Liabilities in Excess of Other Assets – (1.3)%					(2,938,448)

Net Assets – 100.0%					$231,196,315

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $5,609,887, or 2.4% of the Portfolio’s net assets.

Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(c)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

44

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Objective/Strategy

The Mid Cap Opportunity Portfolio seeks long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

Performance as of June 30, 2016

Average Annual Returns:
One year	-4.77%
Five years	9.59%
Ten years	5.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Mid Cap Opportunity Portfolio returned 2.24% versus 2.15% for its benchmark, the Russell Midcap Growth Index.

On a sector level, stock selection within Consumer Staples, Financials and Health Care contributed the most to relative performance, while stock selection within Information Technology detracted from relative performance. Sector selection did not significantly impact relative performance during the period. (1)

The Portfolio’s top performers for the first half of the year were Five Below, Inc., Concho Resources, Inc., Teleflex, Inc. Ulta Salon, Cosmetics & Fragrance, Inc. and TreeHouse Foods, Inc. The worst performers for the first half of the year were Restoration Hardware Holdings, Inc., Alkermes PLC, BioMarin Pharmaceutical, Inc., L Brands, Inc. and Vertex Pharmaceuticals, Inc.

The Portfolio’s top contributors to returns were McCormick & Company, Inc., Ulta Salon, Cosmetics & Fragrance, Inc., Equinix, Inc., TreeHouse Foods, Inc., and Kate Spade & Co. The top detractors from returns were LinkedIn Corp. Class A, Restoration Hardware Holdings, Inc., Sensata Technologies Holdings NV, L Brands, Inc. and ServiceNow, Inc. (1)

We continue to believe that equities are more attractive than other asset classes in a low-return and modest growth environments. While the market has been focused on a variety of issues recently, including Brexit, oil prices, weaker economic activity and monetary policy, we believe fundamentals are reasonably solid in many sectors. Economic data has been mixed, with areas of improving activity and the labor market appearing healthy. Risks to the market remain, as volatility is likely to persist, and as the U.S. economy continues through the later stage of the cycle. As earnings quality gains more attention and top line growth becomes harder to find, selectivity will likely become increasingly important.

While the lost art of active management has been tested in recent years, we remain committed to our core philosophy and process. We will maintain a long term time horizon, rather than forecast the next quarter. We will continue to favor high quality growth businesses over breathtaking concepts. We intend to invest when valuations are attractive, rather than following the trend. These core beliefs have guided our team over the past thirty years and we believe they hold the answer for the next thirty.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell Midcap Growth Index is a subset of the Russell Midcap Index, which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index with higher price-to-book ratios and higher relative forecasted growth rates. The index presented herein includes the effects of reinvested dividends.

45	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	96.7
Money Market Funds Less Net Liabilities	3.3

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Amphenol Corp. Class A	2.6
2. Ross Stores, Inc.	2.5
3. Equinix, Inc.	2.5
4. McCormick & Co., Inc.	2.5
5. SBA Communications Corp. Class A	2.5
6. Panera Bread Co. Class A	2.4
7. Tractor Supply Co.	2.3
8. Ulta Salon Cosmetics & Fragrance, Inc.	2.3
9. Fidelity National Information Services, Inc.	2.3
10. Intuit, Inc.	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Discretionary	20.3
Information Technology	18.3
Health Care	15.7
Industrials	14.1
Consumer Staples	9.8
Financials	8.2
Materials	5.8
Telecommunication Services	3.8
Energy	0.7

96.7

46

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 96.7%		Shares	Value
CONSUMER DISCRETIONARY – 20.3%
BorgWarner, Inc. (Auto Components)		7,501	$ 221,430
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	2,924	1,177,670
Panera Bread Co. Class A (Hotels, Restaurants & Leisure)	(a)	8,328	1,765,036
Newell Brands, Inc. (Household Durables)		23,657	1,149,021
Expedia, Inc. (Internet & Catalog Retail)		11,363	1,207,887
Advance Auto Parts, Inc. (Specialty Retail)		6,019	972,851
Five Below, Inc. (Specialty Retail)	(a)	11,645	540,444
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,640	715,704
Ross Stores, Inc. (Specialty Retail)		32,906	1,865,441
Tractor Supply Co. (Specialty Retail)		18,889	1,722,299
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	7,066	1,721,560
Kate Spade & Co. (Textiles, Apparel & Luxury Goods)	(a)	50,268	1,036,024
PVH Corp. (Textiles, Apparel & Luxury Goods)		4,923	463,894
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	12,905	517,878

			15,077,139

CONSUMER STAPLES – 9.8%
Brown-Forman Corp. Class B (Beverages)		3,805	379,587
Monster Beverage Corp. (Beverages)	(a)	4,884	784,908
Whole Foods Market, Inc. (Food & Staples Retailing)		29,713	951,410
Blue Buffalo Pet Products, Inc. (Food Products)	(a)	39,062	911,707
McCormick & Co., Inc. (Food Products)		17,307	1,846,138
Mead Johnson Nutrition Co. (Food Products)		11,114	1,008,595
TreeHouse Foods, Inc. (Food Products)	(a)	13,357	1,371,096

			7,253,441

ENERGY – 0.7%
Dril-Quip, Inc. (Energy Equip. & Svs.)	(a)	4,798	280,347
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	2,019	240,806

			521,153

FINANCIALS – 8.2%
Eagle Bancorp, Inc. (Banks)	(a)	17,548	844,234
First Republic Bank (Banks)		10,632	744,134
Affiliated Managers Group, Inc. (Capital Markets)	(a)	8,768	1,234,271
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		5,540	1,418,019
Equinix, Inc. (Real Estate Investment Trusts)		4,762	1,846,370

			6,087,028

HEALTH CARE – 15.7%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	1,583	184,831
Alkermes PLC (Biotechnology)	(a)	10,632	459,515
Cepheid (Biotechnology)	(a)	10,488	322,506
Medivation, Inc. (Biotechnology)	(a)	5,091	306,987
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,832	501,669
C.R. Bard, Inc. (Health Care Equip. & Supplies)		6,339	1,490,679
DexCom, Inc. (Health Care Equip. & Supplies)	(a)	3,190	253,063
Teleflex, Inc. (Health Care Equip. & Supplies)		4,312	764,561
Adeptus Health, Inc. Class A (Health Care Providers & Svs.)	(a)	4,505	232,728
Cardinal Health, Inc. (Health Care Providers & Svs.)		9,261	722,451
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	8,893	1,572,282
Cerner Corp. (Health Care Technology)	(a)	17,346	1,016,476
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		23,630	1,048,227
Mettler-Toledo International, Inc. (Life Sciences Tools & Svs.)	(a)	3,813	1,391,440
Zoetis, Inc. (Pharmaceuticals)		28,229	1,339,748

			11,607,163

Common Stocks (Continued)		Shares	Value
INDUSTRIALS – 14.1%
Fortune Brands Home & Security, Inc. (Building Products)		17,897	$ 1,037,489
AMETEK, Inc. (Electrical Equip.)		28,205	1,303,917
Hubbell, Inc. (Electrical Equip.)		6,130	646,531
Sensata Technologies Holding NV (Electrical Equip.)	(a)	31,022	1,082,358
Roper Technologies, Inc. (Industrial Conglomerates)		6,472	1,103,864
Graco, Inc. (Machinery)		9,374	740,452
Middleby Corp. / The (Machinery)	(a)	14,016	1,615,344
Xylem, Inc. (Machinery)		32,858	1,467,110
Kansas City Southern (Road & Rail)		6,393	575,945
W.W. Grainger, Inc. (Trading Companies & Distributors)		3,954	898,547

			10,471,557

INFORMATION TECHNOLOGY – 18.3%
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		33,248	1,906,108
LinkedIn Corp. (Internet Software & Svs.)	(a)	1,983	375,283
Match Group, Inc. (Internet Software & Svs.)	(a)	20,649	311,284
Black Knight Financial Services, Inc. Class A (IT Svs.)	(a)	35,407	1,331,303
Fidelity National Information Services, Inc. (IT Svs.)		22,886	1,686,241
FleetCor Technologies, Inc. (IT Svs.)	(a)	8,118	1,161,929
Global Payments, Inc. (IT Svs.)		9,727	694,313
Sabre Corp. (IT Svs.)		33,662	901,805
Qorvo, Inc. (Semiconductors & Equip.)	(a)	12,168	672,404
Electronic Arts, Inc. (Software)	(a)	17,753	1,344,967
Intuit, Inc. (Software)		15,084	1,683,525
Mobileye NV (Software)	(a)	9,928	458,078
ServiceNow, Inc. (Software)	(a)	6,875	456,500
Splunk, Inc. (Software)	(a)	9,035	489,516
Pure Storage, Inc. Class A (Tech. Hardware, Storage & Periph.)	(a)	11,039	120,325

			13,593,581

MATERIALS – 5.8%
Ashland, Inc. (Chemicals)		11,036	1,266,602
Axalta Coating Systems Ltd. (Chemicals)	(a)	14,951	396,650
RPM International, Inc. (Chemicals)		20,499	1,023,925
Sherwin-Williams Co. / The (Chemicals)		5,388	1,582,294

			4,269,471

TELECOMMUNICATION SERVICES – 3.8%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	19,275	992,470
SBA Communications Corp. Class A (Diversified Telecom. Svs.)	(a)	16,877	1,821,703
			2,814,173

Total Common Stocks (Cost $62,742,265)			$71,694,706

Warrants – 0.0%		Quantity	Value
CONSUMER DISCRETIONARY – 0.0%
HealthSouth Corp. (Health Care Providers & Svs.)		2,083	$3,520

Total Warrants (Cost $0)			$3,520

Money Market Funds – 3.6%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		134,561	$ 134,561
State Street Institutional U.S. Government Money Market Fund Institutional Class		2,571,939	2,571,939

Total Money Market Funds (Cost $2,706,500)			$ 2,706,500

Total Investments – 100.3% (Cost $65,448,765)	(b)		$74,404,726
Liabilities in Excess of Other Assets – (0.3)%			(255,635)

Net Assets – 100.0%			$74,149,091

47	(continued)

Ohio National Fund, Inc.	Mid Cap Opportunity Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

48

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Objective/Strategy

The S&P 500® Index Portfolio seeks total return that approximates the total return of the Standard & Poor’s 500® Index (S&P 500® Index), at a risk level consistent with that of the Standard & Poor’s 500® Index.

Performance as of June 30, 2016

Average Annual Returns:
One year	3.48%
Five years	11.56%
Ten years	6.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the S&P 500® Index Portfolio returned 3.57% versus 3.84% for its benchmark, the S&P 500® Index.

The largest contributors to the Portfolio and benchmark returns for the six-month period were Exxon Mobil Corp., AT&T, Inc., Johnson & Johnson, Verizon Communications, Inc., and Chevron Corp. The largest detractors from the Portfolio and benchmark returns for the six-month period were Apple, Inc., Bank of America Corp., Allergan PLC, Wells Fargo & Co., and Microsoft Corp. (1)

Eight of ten sectors represented in the benchmark produced a positive return over the six-month period, with Telecommunication Services and Utilities leading the way. The two laggard sectors were Financials and Information Technology. (1)

The Portfolio is managed on a risk-controlled basis and is constructed to closely replicate its benchmark index. The expected sources of performance variance include the impact of trading daily cash flows, including trading commissions, and the operating expenses of the Portfolio.

Effective May 2, 2016, the Portfolio has been sub-advised by Geode Capital Management, LLC (“Geode”). Prior to that date, the management of the Portfolio’s securities was performed by Ohio National Investments, Inc. (“ONI”), the adviser to the Portfolio.

Since May 2, 2016, the Portfolio has held E-mini S&P 500 Index futures contracts for the purposes of efficiently managing daily cash flows and gaining market exposure for dividend receivables. The futures position did not have a material impact on performance (less than 1 basis point) during the period in which Geode was the sub-adviser to the Portfolio, nor for the entire six-month period ended June 30, 2016.(1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

The S&P 500® Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Ohio National Investments, Inc. (ONI). The S&P 500® Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”) and S&P makes no representation regarding the advisability of investing in the S&P 500® Index Portfolio. S&P makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500® Index to track general stock market performance. S&P’s only relationship to ONI is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index which is determined, composed and calculated by S&P® without regard to ONI or the S&P 500® Index Portfolio. S&P® has no obligation to take the needs of ONI or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500® Index. S&P® is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

49	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	98.6
Money Market Funds and Other Net Assets	1.4

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	2.8
2. Microsoft Corp.	2.2
3. Exxon Mobil Corp.	2.1
4. Johnson & Johnson	1.8
5. General Electric Co.	1.6
6. Amazon.com, Inc.	1.5
7. Berkshire Hathaway, Inc. Class B	1.5
8. AT&T, Inc.	1.4
9. Facebook, Inc. Class A	1.4
10. Verizon Communications, Inc.	1.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	19.5
Financials	15.5
Health Care	14.8
Consumer Discretionary	12.1
Consumer Staples	10.4
Industrials	9.7
Energy	7.3
Utilities	3.6
Telecommunication Services	2.9
Materials	2.8

98.6

50

Ohio National Fund, Inc.	S&P 500® Index Portfolio

Schedule of Investments	June 30, 2016 (Unaudited

Common Stocks – 98.6%		Shares	Value
CONSUMER DISCRETIONARY – 12.1%
BorgWarner, Inc. (Auto Components)		5,093	$150,345
Delphi Automotive PLC (Auto Components)		6,432	402,643
Goodyear Tire & Rubber Co. / The (Auto Components)		6,221	159,631
Johnson Controls, Inc. (Auto Components)		15,275	676,071
Ford Motor Co. (Automobiles)		91,932	1,155,585
General Motors Co. (Automobiles)		33,011	934,211
Harley-Davidson, Inc. (Automobiles)		4,300	194,790
Genuine Parts Co. (Distributors)		3,530	357,413
LKQ Corp. (Distributors)	(a)	7,264	230,269
H&R Block, Inc. (Diversified Consumer Svs.)		5,249	120,727
Carnival Corp. (Hotels, Restaurants & Leisure)		10,334	456,763
Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure)	(a)	691	278,307
Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)		2,668	168,991
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		4,504	299,336
McDonald’s Corp. (Hotels, Restaurants & Leisure)		20,678	2,488,391
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		3,966	266,317
Starbucks Corp. (Hotels, Restaurants & Leisure)		34,513	1,971,383
Starwood Hotels & Resorts Worldwide, Inc. (Hotels, Restaurants & Leisure)		3,982	294,469
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		2,621	186,694
Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)		1,905	172,669
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		9,599	795,949
D.R. Horton, Inc. (Household Durables)		7,818	246,111
Garmin Ltd. (Household Durables)		2,740	116,231
Harman International Industries, Inc. (Household Durables)		1,650	118,503
Leggett & Platt, Inc. (Household Durables)		3,142	160,588
Lennar Corp. Class A (Household Durables)		4,290	197,769
Mohawk Industries, Inc. (Household Durables)	(a)	1,507	285,968
Newell Brands, Inc. (Household Durables)		10,766	522,905
PulteGroup, Inc. (Household Durables)		7,365	143,544
Whirlpool Corp. (Household Durables)		1,794	298,952
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	9,115	6,522,876
Expedia, Inc. (Internet & Catalog Retail)		2,770	294,451
Netflix, Inc. (Internet & Catalog Retail)	(a)	10,091	923,125
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,170	1,460,640
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	2,673	171,874
Hasbro, Inc. (Leisure Products)		2,660	223,413
Mattel, Inc. (Leisure Products)		8,056	252,072
CBS Corp. Class B (Media)		9,789	532,913
Comcast Corp. Class A (Media)		56,961	3,713,288
Discovery Communications, Inc. Class A (Media)	(a)	3,511	88,583
Discovery Communications, Inc. Class C (Media)	(a)	5,714	136,279
Interpublic Group of Cos., Inc. / The (Media)		9,537	220,305
News Corp. Class A (Media)		8,971	101,821
News Corp. Class B (Media)		2,453	28,627
Omnicom Group, Inc. (Media)		5,601	456,425
Scripps Networks Interactive, Inc. Class A (Media)		2,223	138,426
TEGNA, Inc. (Media)		5,089	117,912
Time Warner, Inc. (Media)		18,530	1,362,696
Twenty-First Century Fox, Inc. Class A (Media)		25,832	698,756
Twenty-First Century Fox, Inc. Class B (Media)		10,161	276,887
Viacom, Inc. Class B (Media)		8,174	338,976
Walt Disney Co. / The (Media)		35,168	3,440,134
Dollar General Corp. (Multiline Retail)		6,689	628,766
Dollar Tree, Inc. (Multiline Retail)	(a)	5,553	523,315
Kohl’s Corp. (Multiline Retail)		4,297	162,942
Macy’s, Inc. (Multiline Retail)		7,302	245,420
Nordstrom, Inc. (Multiline Retail)		3,004	114,302
Target Corp. (Multiline Retail)		13,892	969,939
Advance Auto Parts, Inc. (Specialty Retail)		1,739	281,074
AutoNation, Inc. (Specialty Retail)	(a)	1,664	78,175
AutoZone, Inc. (Specialty Retail)	(a)	704	558,863
Bed Bath & Beyond, Inc. (Specialty Retail)		3,610	156,024

Common Stocks (Continued)		Shares	Value
CONSUMER DISCRETIONARY (continued)
Best Buy Co., Inc. (Specialty Retail)		6,693	$204,806
CarMax, Inc. (Specialty Retail)	(a)	4,592	225,146
Foot Locker, Inc. (Specialty Retail)		3,183	174,619
Gap, Inc. / The (Specialty Retail)		5,315	112,784
Home Depot, Inc. / The (Specialty Retail)		29,307	3,742,211
L Brands, Inc. (Specialty Retail)		5,964	400,363
Lowe’s Cos., Inc. (Specialty Retail)		20,876	1,652,753
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,273	616,210
Ross Stores, Inc. (Specialty Retail)		9,470	536,854
Signet Jewelers Ltd. (Specialty Retail)		1,824	150,316
Staples, Inc. (Specialty Retail)		15,116	130,300
Tiffany & Co. (Specialty Retail)		2,564	155,481
TJX Cos., Inc. / The (Specialty Retail)		15,575	1,202,857
Tractor Supply Co. (Specialty Retail)		3,153	287,491
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	1,473	358,882
Urban Outfitters, Inc. (Specialty Retail)	(a)	2,027	55,743
Coach, Inc. (Textiles, Apparel & Luxury Goods)		6,579	268,028
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		8,942	224,712
Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods)	(a)	4,128	204,253
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		31,379	1,732,121
PVH Corp. (Textiles, Apparel & Luxury Goods)		1,895	178,566
Ralph Lauren Corp. (Textiles, Apparel & Luxury Goods)		1,334	119,553
Under Armour, Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	4,283	171,877
Under Armour, Inc. Class C (Textiles, Apparel & Luxury Goods)	(a)	4,306	156,743
V.F. Corp. (Textiles, Apparel & Luxury Goods)		7,886	484,910

			52,618,403

CONSUMER STAPLES – 10.4%
Brown-Forman Corp. Class B (Beverages)		2,382	237,628
Coca-Cola Co. / The (Beverages)		91,726	4,157,940
Constellation Brands, Inc. Class A (Beverages)		4,155	687,237
Dr Pepper Snapple Group, Inc. (Beverages)		4,379	423,143
Molson Coors Brewing Co. Class B (Beverages)		4,338	438,702
Monster Beverage Corp. (Beverages)	(a)	3,317	533,075
PepsiCo, Inc. (Beverages)		34,028	3,604,926
Costco Wholesale Corp. (Food & Staples Retailing)		10,320	1,620,653
CVS Health Corp. (Food & Staples Retailing)		25,302	2,422,413
Kroger Co. / The (Food & Staples Retailing)		22,469	826,635
Sysco Corp. (Food & Staples Retailing)		12,342	626,233
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		20,361	1,695,460
Wal-Mart Stores, Inc. (Food & Staples Retailing)		35,977	2,627,040
Whole Foods Market, Inc. (Food & Staples Retailing)		7,607	243,576
Archer-Daniels-Midland Co. (Food Products)		13,846	593,855
Campbell Soup Co. (Food Products)		4,239	282,021
ConAgra Foods, Inc. (Food Products)		10,276	491,296
General Mills, Inc. (Food Products)		13,987	997,553
Hershey Co. / The (Food Products)		3,318	376,560
Hormel Foods Corp. (Food Products)		6,407	234,496
J.M. Smucker Co. / The (Food Products)		2,820	429,796
Kellogg Co. (Food Products)		5,934	484,511
Kraft Heinz Co. / The (Food Products)		14,032	1,241,551
McCormick & Co., Inc. (Food Products)		2,726	290,782
Mead Johnson Nutrition Co. (Food Products)		4,400	399,300
Mondelez International, Inc. Class A (Food Products)		36,557	1,663,709
Tyson Foods, Inc. Class A (Food Products)		7,078	472,740
Church & Dwight Co., Inc. (Household Products)		3,031	311,860
Clorox Co. / The (Household Products)		3,048	421,813
Colgate-Palmolive Co. (Household Products)		21,033	1,539,616
Kimberly-Clark Corp. (Household Products)		8,483	1,166,243
Procter & Gamble Co. / The (Household Products)		62,706	5,309,317
Estee Lauder Cos., Inc. / The Class A (Personal Products)		5,246	477,491
Altria Group, Inc. (Tobacco)		46,070	3,176,987

51	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited

Common Stocks (Continued)		Shares	Value
CONSUMER STAPLES (continued)
Philip Morris International, Inc. (Tobacco)		36,544	$3,717,256
Reynolds American, Inc. (Tobacco)		19,494	1,051,311

			45,274,725

ENERGY – 7.3%
Baker Hughes, Inc. (Energy Equip. & Svs.)		10,324	465,922
Diamond Offshore Drilling, Inc. (Energy Equip. & Svs.)		1,500	36,495
FMC Technologies, Inc. (Energy Equip. & Svs.)	(a)	5,304	141,458
Halliburton Co. (Energy Equip. & Svs.)		20,258	917,485
Helmerich & Payne, Inc. (Energy Equip. & Svs.)		2,527	169,637
National Oilwell Varco, Inc. (Energy Equip. & Svs.)		8,904	299,620
Schlumberger Ltd. (Energy Equip. & Svs.)		32,744	2,589,395
Transocean Ltd. (Energy Equip. & Svs.)		8,029	95,465
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,026	640,384
Apache Corp. (Oil, Gas & Consumable Fuels)		8,916	496,354
Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)		10,995	283,011
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	13,679	58,546
Chevron Corp. (Oil, Gas & Consumable Fuels)		44,398	4,654,242
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		2,244	267,754
Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)		9,469	241,365
Concho Resources, Inc. (Oil, Gas & Consumable Fuels)	(a)	3,073	366,517
ConocoPhillips (Oil, Gas & Consumable Fuels)		29,175	1,272,030
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		12,347	447,579
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)		12,962	1,081,290
EQT Corp. (Oil, Gas & Consumable Fuels)		4,079	315,837
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		97,688	9,157,273
Hess Corp. (Oil, Gas & Consumable Fuels)		6,221	373,882
Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)		43,111	807,038
Marathon Oil Corp. (Oil, Gas & Consumable Fuels)		20,032	300,680
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		12,481	473,779
Murphy Oil Corp. (Oil, Gas & Consumable Fuels)		3,786	120,206
Newfield Exploration Co. (Oil, Gas & Consumable Fuels)	(a)	4,600	203,228
Noble Energy, Inc. (Oil, Gas & Consumable Fuels)		10,105	362,466
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)		17,988	1,359,173
ONEOK, Inc. (Oil, Gas & Consumable Fuels)		4,979	236,254
Phillips 66 (Oil, Gas & Consumable Fuels)		11,016	874,009
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		3,852	582,461
Range Resources Corp. (Oil, Gas & Consumable Fuels)		3,970	171,266
Southwestern Energy Co. (Oil, Gas & Consumable Fuels)	(a)	11,151	140,280
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)		16,116	590,329
Tesoro Corp. (Oil, Gas & Consumable Fuels)		2,846	213,222
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		11,066	564,366
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		16,109	348,438

			31,718,736

FINANCIALS – 15.5%
Bank of America Corp. (Banks)		242,015	3,211,539
BB&T Corp. (Banks)		19,351	689,089
Citigroup, Inc. (Banks)		69,151	2,931,311
Citizens Financial Group, Inc. (Banks)		12,513	250,010
Comerica, Inc. (Banks)		4,096	168,468
Fifth Third Bancorp (Banks)		18,118	318,696
Huntington Bancshares, Inc. (Banks)		18,684	167,035
JPMorgan Chase & Co. (Banks)		86,148	5,353,237
KeyCorp (Banks)		19,960	220,558
M&T Bank Corp. (Banks)		3,747	443,008

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
People’s United Financial, Inc. (Banks)		7,270	$106,578
PNC Financial Services Group, Inc. / The (Banks)		11,766	957,635
Regions Financial Corp. (Banks)		29,952	254,891
SunTrust Banks, Inc. (Banks)		11,807	485,031
U.S. Bancorp (Banks)		38,225	1,541,614
Wells Fargo & Co. (Banks)		108,846	5,151,681
Zions Bancorporation (Banks)		4,785	120,247
Affiliated Managers Group, Inc. (Capital Markets)	(a)	1,278	179,904
Ameriprise Financial, Inc. (Capital Markets)		3,909	351,224
Bank of New York Mellon Corp. / The (Capital Markets)		25,368	985,547
BlackRock, Inc. (Capital Markets)		2,962	1,014,574
Charles Schwab Corp. / The (Capital Markets)		28,331	717,058
E*TRADE Financial Corp. (Capital Markets)	(a)	6,519	153,131
Franklin Resources, Inc. (Capital Markets)		8,708	290,586
Goldman Sachs Group, Inc. / The (Capital Markets)		9,104	1,352,672
Invesco Ltd. (Capital Markets)		9,864	251,927
Legg Mason, Inc. (Capital Markets)		2,465	72,693
Morgan Stanley (Capital Markets)		35,609	925,122
Northern Trust Corp. (Capital Markets)		5,058	335,143
State Street Corp. (Capital Markets)		9,328	502,966
T. Rowe Price Group, Inc. (Capital Markets)		5,847	426,656
American Express Co. (Consumer Finance)		19,048	1,157,356
Capital One Financial Corp. (Consumer Finance)		12,070	766,566
Discover Financial Services (Consumer Finance)		9,716	520,680
Navient Corp. (Consumer Finance)		7,731	92,385
Synchrony Financial (Consumer Finance)	(a)	19,651	496,777
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	44,145	6,391,755
CME Group, Inc. (Diversified Financial Svs.)		7,977	776,960
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		2,804	717,712
Leucadia National Corp. (Diversified Financial Svs.)		7,796	135,105
Moody’s Corp. (Diversified Financial Svs.)		3,987	373,622
Nasdaq, Inc. (Diversified Financial Svs.)		2,693	174,156
S&P Global, Inc. (Diversified Financial Svs.)		6,232	668,444
Aflac, Inc. (Insurance)		9,748	703,416
Allstate Corp. / The (Insurance)		8,818	616,819
American International Group, Inc. (Insurance)		26,364	1,394,392
Aon PLC (Insurance)		6,241	681,704
Arthur J. Gallagher & Co. (Insurance)		4,143	197,207
Assurant, Inc. (Insurance)		1,449	125,063
Chubb Ltd. (Insurance)		10,938	1,429,706
Cincinnati Financial Corp. (Insurance)		3,502	262,265
Hartford Financial Services Group, Inc. / The (Insurance)		9,268	411,314
Lincoln National Corp. (Insurance)		5,660	219,438
Loews Corp. (Insurance)		6,339	260,470
Marsh & McLennan Cos., Inc. (Insurance)		12,273	840,210
MetLife, Inc. (Insurance)		25,887	1,031,079
Principal Financial Group, Inc. (Insurance)		6,374	262,035
Progressive Corp. / The (Insurance)		13,730	459,955
Prudential Financial, Inc. (Insurance)		10,415	743,006
Torchmark Corp. (Insurance)		2,626	162,339
Travelers Cos., Inc. / The (Insurance)		6,885	819,590
Unum Group (Insurance)		5,563	176,848
Willis Towers Watson PLC (Insurance)		3,262	405,499
XL Group PLC (Insurance)		6,751	224,876
American Tower Corp. (Real Estate Investment Trusts)		9,996	1,135,646
Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)		3,663	161,758
AvalonBay Communities, Inc. (Real Estate Investment Trusts)		3,228	582,299
Boston Properties, Inc. (Real Estate Investment Trusts)		3,617	477,082
Crown Castle International Corp. (Real Estate Investment Trusts)		7,932	804,543
Digital Realty Trust, Inc. (Real Estate Investment Trusts)		3,463	377,432

52	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited

Common Stocks (Continued)		Shares	Value
FINANCIALS (continued)
Equinix, Inc. (Real Estate Investment Trusts)		1,635	$633,939
Equity Residential (Real Estate Investment Trusts)		8,607	592,850
Essex Property Trust, Inc. (Real Estate Investment Trusts)		1,544	352,171
Extra Space Storage, Inc. (Real Estate Investment Trusts)		2,962	274,103
Federal Realty Investment Trust (Real Estate Investment Trusts)		1,677	277,627
General Growth Properties, Inc. (Real Estate Investment Trusts)		13,739	409,697
HCP, Inc. (Real Estate Investment Trusts)		11,011	389,569
Host Hotels & Resorts, Inc. (Real Estate Investment Trusts)		17,660	286,269
Iron Mountain, Inc. (Real Estate Investment Trusts)		5,669	225,796
Kimco Realty Corp. (Real Estate Investment Trusts)		9,917	311,195
Macerich Co. / The (Real Estate Investment Trusts)		2,952	252,071
Prologis, Inc. (Real Estate Investment Trusts)		12,363	606,282
Public Storage (Real Estate Investment Trusts)		3,469	886,642
Realty Income Corp. (Real Estate Investment Trusts)		6,073	421,223
Simon Property Group, Inc. (Real Estate Investment Trusts)		7,287	1,580,550
SL Green Realty Corp. (Real Estate Investment Trusts)		2,373	252,653
UDR, Inc. (Real Estate Investment Trusts)		6,334	233,851
Ventas, Inc. (Real Estate Investment Trusts)		7,962	579,793
Vornado Realty Trust (Real Estate Investment Trusts)		4,181	418,602
Welltower, Inc. (Real Estate Investment Trusts)		8,409	640,514
Weyerhaeuser Co. (Real Estate Investment Trusts)		17,597	523,863
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	6,825	180,726

			67,497,326

HEALTH CARE – 14.8%
AbbVie, Inc. (Biotechnology)		38,105	2,359,080
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	5,279	616,376
Amgen, Inc. (Biotechnology)		17,699	2,692,903
Biogen, Inc. (Biotechnology)	(a)	5,161	1,248,033
Celgene Corp. (Biotechnology)	(a)	18,250	1,799,997
Gilead Sciences, Inc. (Biotechnology)		31,378	2,617,553
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	1,838	641,885
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	5,830	501,497
Abbott Laboratories (Health Care Equip. & Supplies)		34,618	1,360,834
Baxter International, Inc. (Health Care Equip. & Supplies)		13,013	588,448
Becton Dickinson and Co. (Health Care Equip. & Supplies)		4,999	847,780
Boston Scientific Corp. (Health Care Equip. & Supplies)	(a)	31,968	747,092
C.R. Bard, Inc. (Health Care Equip. & Supplies)		1,728	406,356
Danaher Corp. (Health Care Equip. & Supplies)		14,106	1,424,706
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		5,525	342,771
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	4,989	497,553
Hologic, Inc. (Health Care Equip. & Supplies)	(a)	5,674	196,320
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	896	592,623
Medtronic PLC (Health Care Equip. & Supplies)		33,129	2,874,603
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		6,699	522,522
Stryker Corp. (Health Care Equip. & Supplies)		7,401	886,862
Varian Medical Systems, Inc. (Health Care Equip. & Supplies)	(a)	2,228	183,208
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		4,694	565,064
Aetna, Inc. (Health Care Providers & Svs.)		8,258	1,008,550
AmerisourceBergen Corp. (Health Care Providers & Svs.)		4,330	343,456
Anthem, Inc. (Health Care Providers & Svs.)		6,194	813,520
Cardinal Health, Inc. (Health Care Providers & Svs.)		7,673	598,571
Centene Corp. (Health Care Providers & Svs.)	(a)	4,030	287,621

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Cigna Corp. (Health Care Providers & Svs.)		6,042	$773,315
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)	(a)	3,856	298,146
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	14,906	1,129,875
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	7,092	546,155
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	1,936	342,285
Humana, Inc. (Health Care Providers & Svs.)		3,511	631,559
Laboratory Corp. of America Holdings (Health Care Providers & Svs.)	(a)	2,419	315,123
McKesson Corp. (Health Care Providers & Svs.)		5,301	989,432
Patterson Cos., Inc. (Health Care Providers & Svs.)		1,947	93,242
Quest Diagnostics, Inc. (Health Care Providers & Svs.)		3,348	272,561
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		22,393	3,161,892
Universal Health Services, Inc. Class B (Health Care Providers & Svs.)		2,122	284,560
Cerner Corp. (Health Care Technology)	(a)	7,093	415,650
Agilent Technologies, Inc. (Life Sciences Tools & Svs.)		7,731	342,947
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,469	486,978
PerkinElmer, Inc. (Life Sciences Tools & Svs.)		2,547	133,514
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		9,271	1,369,883
Waters Corp. (Life Sciences Tools & Svs.)	(a)	1,895	266,532
Allergan PLC (Pharmaceuticals)	(a)	9,320	2,153,759
Bristol-Myers Squibb Co. (Pharmaceuticals)		39,328	2,892,574
Eli Lilly & Co. (Pharmaceuticals)		22,886	1,802,272
Endo International PLC (Pharmaceuticals)	(a)	4,798	74,801
Johnson & Johnson (Pharmaceuticals)		64,803	7,860,604
Mallinckrodt PLC (Pharmaceuticals)	(a)	2,557	155,414
Merck & Co., Inc. (Pharmaceuticals)		65,215	3,757,036
Mylan NV (Pharmaceuticals)	(a)	10,063	435,124
Perrigo Co. PLC (Pharmaceuticals)		3,381	306,555
Pfizer, Inc. (Pharmaceuticals)		142,887	5,031,051
Zoetis, Inc. (Pharmaceuticals)		10,763	510,812

			64,399,435

INDUSTRIALS – 9.7%
Boeing Co. / The (Aerospace & Defense)		14,107	1,832,076
General Dynamics Corp. (Aerospace & Defense)		6,766	942,098
Honeywell International, Inc. (Aerospace & Defense)		17,950	2,087,944
L-3 Communications Holdings, Inc. (Aerospace & Defense)		1,821	267,123
Lockheed Martin Corp. (Aerospace & Defense)		6,161	1,528,975
Northrop Grumman Corp. (Aerospace & Defense)		4,247	944,023
Raytheon Co. (Aerospace & Defense)		6,992	950,562
Rockwell Collins, Inc. (Aerospace & Defense)		3,080	262,231
Textron, Inc. (Aerospace & Defense)		6,365	232,704
TransDigm Group, Inc. (Aerospace & Defense)	(a)	1,250	329,613
United Technologies Corp. (Aerospace & Defense)		18,336	1,880,357
C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)		3,379	250,891
Expeditors International of Washington, Inc. (Air Freight & Logistics)		4,258	208,812
FedEx Corp. (Air Freight & Logistics)		5,883	892,922
United Parcel Service, Inc. Class B (Air Freight & Logistics)		16,263	1,751,850
Alaska Air Group, Inc. (Airlines)		2,883	168,050
American Airlines Group, Inc. (Airlines)		13,640	386,148
Delta Air Lines, Inc. (Airlines)		18,180	662,297
Southwest Airlines Co. (Airlines)		15,045	589,914
United Continental Holdings, Inc. (Airlines)	(a)	7,916	324,873
Allegion PLC (Building Products)		2,240	155,523
Fortune Brands Home & Security, Inc. (Building Products)		3,611	209,330
Masco Corp. (Building Products)		7,882	243,869
Cintas Corp. (Commercial Svs. & Supplies)		2,027	198,910
Pitney Bowes, Inc. (Commercial Svs. & Supplies)		4,411	78,516

53	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Republic Services, Inc. (Commercial Svs. & Supplies)		5,613	$288,003
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	2,015	209,802
Tyco International Plc (Commercial Svs. & Supplies)		10,024	427,022
Waste Management, Inc. (Commercial Svs. & Supplies)		9,723	644,343
Fluor Corp. (Construction & Engineering)		3,255	160,406
Jacobs Engineering Group, Inc. (Construction & Engineering)	(a)	2,854	142,158
Quanta Services, Inc. (Construction & Engineering)	(a)	3,538	81,799
Acuity Brands, Inc. (Electrical Equip.)		1,037	257,135
AMETEK, Inc. (Electrical Equip.)		5,523	255,328
Eaton Corp. PLC (Electrical Equip.)		10,791	644,546
Emerson Electric Co. (Electrical Equip.)		15,156	790,537
Rockwell Automation, Inc. (Electrical Equip.)		3,071	352,612
3M Co. (Industrial Conglomerates)		14,287	2,501,939
General Electric Co. (Industrial Conglomerates)		216,634	6,819,638
Roper Technologies, Inc. (Industrial Conglomerates)		2,385	406,786
Caterpillar, Inc. (Machinery)		13,759	1,043,070
Cummins, Inc. (Machinery)		3,733	419,739
Deere & Co. (Machinery)		7,035	570,116
Dover Corp. (Machinery)		3,671	254,474
Flowserve Corp. (Machinery)		3,049	137,723
Illinois Tool Works, Inc. (Machinery)		7,611	792,762
Ingersoll-Rand PLC (Machinery)		6,067	386,347
PACCAR, Inc. (Machinery)		8,257	428,291
Parker-Hannifin Corp. (Machinery)		3,178	343,383
Pentair PLC (Machinery)		4,275	249,190
Snap-on, Inc. (Machinery)		1,379	217,634
Stanley Black & Decker, Inc. (Machinery)		3,537	393,385
Xylem, Inc. (Machinery)		4,184	186,816
Dun & Bradstreet Corp. / The (Professional Svs.)		848	103,320
Equifax, Inc. (Professional Svs.)		2,807	360,419
Nielsen Holdings PLC (Professional Svs.)		8,499	441,693
Robert Half International, Inc. (Professional Svs.)		3,071	117,189
Verisk Analytics, Inc. (Professional Svs.)	(a)	3,656	296,428
CSX Corp. (Road & Rail)		22,530	587,582
J.B. Hunt Transport Services, Inc. (Road & Rail)		2,082	168,496
Kansas City Southern (Road & Rail)		2,562	230,811
Norfolk Southern Corp. (Road & Rail)		6,968	593,186
Ryder System, Inc. (Road & Rail)		1,256	76,792
Union Pacific Corp. (Road & Rail)		19,815	1,728,859
Fastenal Co. (Trading Companies & Distributors)		6,824	302,917
United Rentals, Inc. (Trading Companies & Distributors)	(a)	2,070	138,897
W.W. Grainger, Inc. (Trading Companies & Distributors)		1,332	302,697

			42,233,881

INFORMATION TECHNOLOGY – 19.5%
Cisco Systems, Inc. (Communications Equip.)		118,494	3,399,593
F5 Networks, Inc. (Communications Equip.)	(a)	1,567	178,387
Harris Corp. (Communications Equip.)		2,953	246,398
Juniper Networks, Inc. (Communications Equip.)		8,262	185,812
Motorola Solutions, Inc. (Communications Equip.)		3,760	248,047
Amphenol Corp. Class A (Electronic Equip., Instr. & Comp.)		7,253	415,814
Corning, Inc. (Electronic Equip., Instr. & Comp.)		25,336	518,881
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		3,221	99,690
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)		8,426	481,209
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	4,162	232,781
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	6,921	4,869,131
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	6,956	4,814,248
eBay, Inc. (Internet Software & Svs.)	(a)	24,905	583,026
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	54,465	6,224,260
VeriSign, Inc. (Internet Software & Svs.)	(a)	2,233	193,065
Yahoo!, Inc. (Internet Software & Svs.)	(a)	20,592	773,436
Accenture PLC Class A (IT Svs.)		14,690	1,664,230
Alliance Data Systems Corp. (IT Svs.)	(a)	1,394	273,112
Automatic Data Processing, Inc. (IT Svs.)		10,727	985,489

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	14,271	$816,872
CSRA, Inc. (IT Svs.)		3,203	75,046
Fidelity National Information Services, Inc. (IT Svs.)		6,536	481,572
Fiserv, Inc. (IT Svs.)	(a)	5,231	568,767
Global Payments, Inc. (IT Svs.)		3,642	259,966
International Business Machines Corp. (IT Svs.)		20,806	3,157,935
MasterCard, Inc. Class A (IT Svs.)		22,863	2,013,316
Paychex, Inc. (IT Svs.)		7,550	449,225
PayPal Holdings, Inc. (IT Svs.)	(a)	25,984	948,676
Teradata Corp. (IT Svs.)	(a)	3,041	76,238
Total System Services, Inc. (IT Svs.)		4,008	212,865
Visa, Inc. (IT Svs.)		44,866	3,327,711
Western Union Co. / The (IT Svs.)		11,645	223,351
Xerox Corp. (IT Svs.)		22,577	214,256
Analog Devices, Inc. (Semiconductors & Equip.)		7,241	410,130
Applied Materials, Inc. (Semiconductors & Equip.)		25,649	614,807
Broadcom Ltd. (Semiconductors & Equip.)		8,737	1,357,730
First Solar, Inc. (Semiconductors & Equip.)	(a)	1,794	86,973
Intel Corp. (Semiconductors & Equip.)		111,225	3,648,180
KLA-Tencor Corp. (Semiconductors & Equip.)		3,683	269,780
Lam Research Corp. (Semiconductors & Equip.)		3,769	316,822
Linear Technology Corp. (Semiconductors & Equip.)		5,656	263,174
Microchip Technology, Inc. (Semiconductors & Equip.)		5,082	257,962
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	24,499	337,106
NVIDIA Corp. (Semiconductors & Equip.)		11,945	561,534
Qorvo, Inc. (Semiconductors & Equip.)	(a)	2,983	164,841
QUALCOMM, Inc. (Semiconductors & Equip.)		34,600	1,853,522
Skyworks Solutions, Inc. (Semiconductors & Equip.)		4,494	284,380
Texas Instruments, Inc. (Semiconductors & Equip.)		23,637	1,480,858
Xilinx, Inc. (Semiconductors & Equip.)		5,999	276,734
Activision Blizzard, Inc. (Software)		11,994	475,322
Adobe Systems, Inc. (Software)	(a)	11,777	1,128,119
Autodesk, Inc. (Software)	(a)	5,307	287,321
CA, Inc. (Software)		7,012	230,204
Citrix Systems, Inc. (Software)	(a)	3,663	293,370
Electronic Arts, Inc. (Software)	(a)	7,105	538,275
Intuit, Inc. (Software)		6,026	672,562
Microsoft Corp. (Software)		185,180	9,475,661
Oracle Corp. (Software)		73,319	3,000,947
Red Hat, Inc. (Software)	(a)	4,281	310,801
salesforce.com, Inc. (Software)	(a)	15,002	1,191,309
Symantec Corp. (Software)		14,468	297,173
Apple, Inc. (Tech. Hardware, Storage & Periph.)		129,047	12,336,893
EMC Corp. (Tech. Hardware, Storage & Periph.)		46,026	1,250,526
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		39,158	715,417
HP, Inc. (Tech. Hardware, Storage & Periph.)		40,316	505,966
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		6,761	166,253
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		6,981	170,057
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		6,646	314,090

			84,757,204

MATERIALS – 2.8%
Air Products & Chemicals, Inc. (Chemicals)		4,578	650,259
Albemarle Corp. (Chemicals)		2,645	209,775
CF Industries Holdings, Inc. (Chemicals)		5,452	131,393
Dow Chemical Co. / The (Chemicals)		26,449	1,314,780
Eastman Chemical Co. (Chemicals)		3,519	238,940
Ecolab, Inc. (Chemicals)		6,214	736,980
E.I. du Pont de Nemours & Co. (Chemicals)		20,577	1,333,390
FMC Corp. (Chemicals)		3,128	144,858
International Flavors & Fragrances, Inc. (Chemicals)		1,889	238,146
LyondellBasell Industries NV Class A (Chemicals)		8,041	598,411
Monsanto Co. (Chemicals)		10,292	1,064,296
Mosaic Co. / The (Chemicals)		8,294	217,137
PPG Industries, Inc. (Chemicals)		6,264	652,396

54	(continued)

Ohio National Fund, Inc.	S&P 500® Index Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited

Common Stocks (Continued)		Shares	Value
MATERIALS (continued)
Praxair, Inc. (Chemicals)		6,718	$755,036
Sherwin-Williams Co. / The (Chemicals)		1,850	543,289
Martin Marietta Materials, Inc. (Construction Materials)		1,502	288,384
Vulcan Materials Co. (Construction Materials)		3,141	378,051
Avery Dennison Corp. (Containers & Packaging)		2,084	155,779
Ball Corp. (Containers & Packaging)		4,098	296,244
International Paper Co. (Containers & Packaging)		9,687	410,535
Owens-Illinois, Inc. (Containers & Packaging)	(a)	3,791	68,276
Sealed Air Corp. (Containers & Packaging)		4,675	214,910
WestRock Co. (Containers & Packaging)		5,987	232,715
Alcoa, Inc. (Metals & Mining)		31,066	287,982
Freeport-McMoRan, Inc. (Metals & Mining)		29,546	329,142
Newmont Mining Corp. (Metals & Mining)		12,494	488,765
Nucor Corp. (Metals & Mining)		7,494	370,279

			12,350,148

TELECOMMUNICATION SERVICES – 2.9%
AT&T, Inc. (Diversified Telecom. Svs.)		145,026	6,266,574
CenturyLink, Inc. (Diversified Telecom. Svs.)		12,881	373,678
Frontier Communications Corp. (Diversified Telecom. Svs.)		27,437	135,539
Level 3 Communications, Inc. (Diversified Telecom. Svs.)	(a)	6,839	352,140
Verizon Communications, Inc. (Diversified Telecom. Svs.)		96,029	5,362,259

			12,490,190

UTILITIES – 3.6%
Alliant Energy Corp. (Electric Utilities)		5,349	212,355
American Electric Power Co., Inc. (Electric Utilities)		11,569	810,871
Duke Energy Corp. (Electric Utilities)		16,236	1,392,887
Edison International (Electric Utilities)		7,675	596,117
Entergy Corp. (Electric Utilities)		4,221	343,378
Eversource Energy (Electric Utilities)		7,473	447,633
Exelon Corp. (Electric Utilities)		21,724	789,885
FirstEnergy Corp. (Electric Utilities)		10,023	349,903
NextEra Energy, Inc. (Electric Utilities)		10,866	1,416,926
PG&E Corp. (Electric Utilities)		11,688	747,097
Pinnacle West Capital Corp. (Electric Utilities)		2,638	213,836
PPL Corp. (Electric Utilities)		15,945	601,924

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
Southern Co. / The (Electric Utilities)		22,108	$1,185,652
Xcel Energy, Inc. (Electric Utilities)		11,963	535,703
AGL Resources, Inc. (Gas Utilities)		2,822	186,167
AES Corp. (Ind. Power & Renewable Elec.)		15,411	192,329
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		7,371	110,491
Ameren Corp. (Multi-Utilities)		5,733	307,174
CenterPoint Energy, Inc. (Multi-Utilities)		10,072	241,728
CMS Energy Corp. (Multi-Utilities)		6,598	302,584
Consolidated Edison, Inc. (Multi-Utilities)		7,168	576,594
Dominion Resources, Inc. (Multi-Utilities)		14,523	1,131,777
DTE Energy Co. (Multi-Utilities)		4,231	419,377
NiSource, Inc. (Multi-Utilities)		7,521	199,457
Public Service Enterprise Group, Inc. (Multi-Utilities)		11,922	555,685
SCANA Corp. (Multi-Utilities)		3,384	256,034
Sempra Energy (Multi-Utilities)		5,587	637,030
TECO Energy, Inc. (Multi-Utilities)		5,509	152,269
WEC Energy Group, Inc. (Multi-Utilities)		7,431	485,244
American Water Works Co., Inc. (Water Utilities)		4,196	354,604

			15,752,711

Total Common Stocks (Cost $290,396,126)			$429,092,759

Warrants – 0.0%		Quantity	Value
CONSUMER DISCRETIONARY – 0.0%
HealthSouth Corp. (Health Care Providers & Svs.)		46	$78

Total Warrants (Cost $0)			$78

Money Market Funds – 1.2%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		468,570	$468,570
State Street Institutional U.S. Government Money Market Fund Institutional Class		4,451,189	4,451,189

Total Money Market Funds (Cost $4,919,759)			$4,919,759

Total Investments – 99.8% (Cost $295,315,885)	(b)		$434,012,596
Other Assets in Excess of Liabilities – 0.2%	(c)		1,043,452

Net Assets – 100.0%			$435,056,048

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(c)	Includes $457,926 of cash pledged as collateral for the following futures contracts outstanding at June 30, 2016:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini S&P 500 Contracts (United States)	September 16, 2016	53	$5,539,030	$5,514,294	$24,736	$24,835

The accompanying notes are an integral part of these financial statements.

55

Ohio National Fund, Inc.	Strategic Value Portfolio

Objective/Strategy

The Strategic Value Portfolio seeks growth of capital and income by investing primarily in securities of high dividend yielding, undervalued stocks with dividend growth potential.

Performance as of June 30, 2016

Average Annual Returns:
One year	21.07%
Five years	13.07%
Ten years	6.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Strategic Value Portfolio returned 15.71% versus 15.55% for its benchmark, the Dow Jones U.S. Select Dividend Index (“DJSDI”).

Notwithstanding the heightened volatility surrounding the market over the United Kingdom’s decision to leave the European Union, the upcoming U.S. election, and the Federal Reserve’s future decision on rate hikes, the Portfolio remained focused on its objectives of obtaining a high and rising income stream, and ended the period with a gross weighted average yield of 3.73%. The Portfolio’s yield exceeded that of the broad market, represented by the S&P 500 Index (2.17% yield), the 10-year U.S. Treasury Note (1.49% yield) and the DJSDI (3.37% yield).

The Portfolio experienced robust organic growth, as 16 holdings raised their dividend, which enhanced overall yield. The most notable increases came courtesy of Reynolds American, Inc., General Mills, Inc., and Johnson & Johnson, which raised dividend payments by 16.7%, 9.1%, and 6.7%, respectively. Additionally, GlaxoSmithKline PLC declared a special cash distribution, valued at 20 GBp/share, or approximately $0.58/share, which was paid to shareholders on May 15th. (1)

From an absolute perspective, the Portfolio posted positive returns across all of the sectors that it was invested in, with the highest benchmark-relative contributions derived from stock selections in Financials and sector weightings in Information Technology, Consumer Staples and Telecommunication Services. (1)

The outperformance in Consumer Staples was driven by important exposures to The Kraft Heinz Co., Altria Group, Inc. and Philip Morris International, Inc. The Kraft Heinz Co. continues to outperform, posting a total return of 23.3%, following the completion of its recent merger. Altria Group, Inc. and Philip Morris International, Inc. posted total returns of 20.6% and 18.1%, respectively. Both tobacco investments benefitted from stronger pricing in the tobacco industry. The Portfolio’s total return was further enhanced by significant exposure and strong performance in Telecommunications Services and Utilities, as well as the more modest representation in high-returning Real Estate Investment Trusts (“REITs”), as heightened market volatility culminated with an unexpected Brexit vote causing a stampede into safe, defensive havens such as high yield and low beta investments. (1)

The Portfolio’s five best performing securities were Digital Realty Trust, Inc. (46.9%), Realty Income Corp. (37.0%), Ventas, Inc. (32.2%), National Retail Properties, Inc. (31.8%) and AT&T, Inc. (28.9%). (1)

While the Portfolio did not post negative returns at the sector level, the lowest contribution to sector returns came from Consumer Discretionary (3.4%) and Health Care (10.7%). McDonalds Corp., the sole Consumer Discretionary holding, gave back modestly on previous gains associated with promotional activity. The weakest performance in Health Care came from Sanofi, a new investment, which posted a rather flat 0.9% return.

From a country perspective, in association with Brexit, the British Pound declined 9.3%, creating some currency headwind for the Portfolio. However, the strategy’s United Kingdom investments are large, defensive, multi-national companies, such as Unilever PLC and GlaxoSmithKline PLC, that derive their revenue streams from around the globe. As a result, the non-U.S. investments also benefitted from the flight to safety, and finished the period with an average positive return of 8.3%. (1)

The Portfolio’s five worst performing securities were Royal Dutch Shell PLC (-13.4%), HCP, Inc. (-3.3%), Vodafone Group PLC (-1.0%), Sanofi (+0.9%) and Kellogg Co. (+2.3%). (1)

On a relative basis, the Portfolio’s highest positive net total return difference came from the Financials sector. Within Financials, the Portfolio’s investments in REITs posted a total return of 31.1%, considerably outperforming the bank, diversified financials, and insurance investments in the DJSDI. The Portfolio further benefited from avoiding Information Technology, which was the benchmark’s worst performing sector for the period. (1)

Areas of relative weakness were Utilities and Energy. The Portfolio’s underperformance in Utilities resulted from both an underweight position and stock selection within the DJSDI’s leading sector performer. The Portfolio’s exposure focuses on regulated utilities, where we have better visibility into the expectations of future dividends and dividend growth, but which returned a more muted 16.2% return in the same period. The Portfolio’s regulated utilities tend to have lower standard deviations, indicating that they typically go down less during periods of declining commodity pricing or periods of market distress but may also go up less during periods of broad market advances. Underperformance in Energy relative to the DJSDI resulted from the Portfolio’s lack of exposure to Oneok, Inc., a midstream energy company that recovered 100.8% after prior steep declines. (1)

The Portfolio has not changed its basic positioning, as it continues to invest in companies that exhibit both the ability and the inclination to pay and increase their dividends. That being said, the holdings of the Portfolio have changed modestly. Notable changes to sector exposures included an 8.0% increase in Health Care, a -6.6% decrease in Consumer Staples, a -2.2% decrease in Consumer Discretionary and a -2.0% decrease in Energy. Health Care increased, a result of adding a new position, Abbvie, Inc. Abbvie, Inc. is committed to returning cash to shareholders through a strong and growing dividend as well as possesses the best selling biologic therapy in the world, Humira. We have also added to existing positions in Merck & Co., Inc. and Sanofi. (1)

Consumer Staples exposure was decreased by trimming some names to lock in gains, such as The Kraft Heinz Co., Reynolds American, Inc., and Altria Group, Inc., which had posted strong

56	(continued)

Ohio National Fund, Inc.	Strategic Value Portfolio (Continued)

performance, putting some modest pressure on the yield. Further, Kellogg Co. was eliminated in the Portfolio, as the stock had advanced roughly 14% on an annualized basis since the Portfolio’s purchase in March 2009. Additionally, a position was started in a name currently held in our international strategy, Diageo PLC, which has a diversified portfolio of leading spirit brands across categories and price points. Diageo PLC is a reliable dividend grower that has increased its dividend every year since its formation in 1997. (1)

Consumer Discretionary was reduced, as the sector’s sole holding, McDonalds Corp., was trimmed to lock in gains due to the stock’s strong performance. Proceeds were distributed across yield accretive holdings. (1)

Lastly, Energy exposure was reduced, as Royal Dutch Shell PLC was eliminated from the Portfolio during the period on concerns that its acquisition of BG PLC could impede its ability to continue to pay a rising dividend. BP PLC was also trimmed to take advantage of the rally in oil prices that occurred in February. (1)

Looking forward, we believe policy uncertainty will continue to weigh on business confidence and spending, not just because of Brexit, but also because of a presidential campaign between two polarizing candidates with high unfavorable ratings, Democrat Hillary Clinton and Republican Donald Trump, that’s set to shift into high gear with this summer’s nominating party conventions. On the plus side, the futures markets now think the combination of uncertainty, a slowing labor market, and Brexit will keep the Federal Reserve at bay through the end of the year and into 2017, likely continuing a low-rate/low-yield environment that’s generally favorable for stocks.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Dow Jones U.S. Select Dividend Index is comprised of all dividend-paying companies in the Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three-month average daily trading volume of 200,000 shares. Current index components are included in the universe regardless of their dividend payout ratio or trading volume. The Dow Jones U.S. Index aims to consistently represent the top 95% of U.S. companies based on float-adjusted market capitalization, excluding non common issues and illiquid stocks. The index presented includes the effects of reinvested dividends.

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	98.0
Money Market Funds Less Net Liabilities	2.0

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Verizon Communications, Inc.	4.8
2. AT&T, Inc.	4.7
3. Philip Morris International, Inc.	4.4
4. GlaxoSmithKline PLC	4.1
5. Merck & Co., Inc.	4.1
6. Vodafone Group PLC – ADR	4.1
7. Duke Energy Corp.	4.0
8. National Grid PLC	4.0
9. Altria Group, Inc.	4.0
10. Southern Co. / The	3.7

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Common Stocks):

% of Net Assets
Consumer Staples	27.1
Utilities	17.6
Health Care	17.3
Telecommunication Services	16.8
Energy	8.6
Financials	8.0
Consumer Discretionary	2.6

98.0

57

Ohio National Fund, Inc.	Strategic Value Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 98.0%		Shares	Value
CONSUMER DISCRETIONARY – 2.6%
McDonald’s Corp. (Hotels, Restaurants & Leisure)		76,145	$9,163,289

CONSUMER STAPLES – 27.1%
Coca-Cola Co. / The (Beverages)		83,450	3,782,789
Diageo PLC (Beverages)	(a)	156,000	4,357,962
PepsiCo, Inc. (Beverages)		36,700	3,887,998
General Mills, Inc. (Food Products)		85,100	6,069,332
Kraft Heinz Co. / The (Food Products)		97,930	8,664,846
Kimberly-Clark Corp. (Household Products)		53,475	7,351,743
Procter & Gamble Co. / The (Household Products)		140,350	11,883,435
Unilever PLC (Personal Products)	(a)	158,600	7,599,341
Altria Group, Inc. (Tobacco)		198,195	13,667,527
Philip Morris International, Inc. (Tobacco)		147,045	14,957,417
Reynolds American, Inc. (Tobacco)		199,340	10,750,406

			92,972,796

ENERGY – 8.6%
BP PLC (Oil, Gas & Consumable Fuels)	(a)	1,281,300	7,500,105
Chevron Corp. (Oil, Gas & Consumable Fuels)		110,980	11,634,033
Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)		110,000	10,311,400

			29,445,538

FINANCIALS – 8.0%
Crown Castle International Corp. (Real Estate Investment Trusts)		55,500	5,629,365
Digital Realty Trust, Inc. (Real Estate Investment Trusts)		36,900	4,021,731
National Retail Properties, Inc. (Real Estate Investment Trusts)		83,000	4,292,760
Realty Income Corp. (Real Estate Investment Trusts)		52,800	3,662,208
Ventas, Inc. (Real Estate Investment Trusts)		74,530	5,427,275
Welltower, Inc. (Real Estate Investment Trusts)		56,800	4,326,456

			27,359,795

HEALTH CARE – 17.3%
AbbVie, Inc. (Biotechnology)		200,000	12,382,000
GlaxoSmithKline PLC (Pharmaceuticals)	(a)	659,156	14,155,365
Johnson & Johnson (Pharmaceuticals)		51,860	6,290,618
Merck & Co., Inc. (Pharmaceuticals)		244,300	14,074,123

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Sanofi (Pharmaceuticals)	(a)	149,036	$12,382,310

			59,284,416

TELECOMMUNICATION SERVICES – 16.8%
AT&T, Inc. (Diversified Telecom. Svs.)		373,223	16,126,966
BCE, Inc. (Diversified Telecom. Svs.)		233,780	11,063,361
Verizon Communications, Inc. (Diversified Telecom. Svs.)		294,101	16,422,600
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		455,393	14,067,089

			57,680,016

UTILITIES – 17.6%
American Electric Power Co., Inc. (Electric Utilities)		50,600	3,546,554
Duke Energy Corp. (Electric Utilities)		159,906	13,718,336
PPL Corp. (Electric Utilities)		221,900	8,376,725
Southern Co. / The (Electric Utilities)		234,860	12,595,542
Consolidated Edison, Inc. (Multi-Utilities)		47,000	3,780,680
Dominion Resources, Inc. (Multi-Utilities)		61,225	4,771,264
National Grid PLC (Multi-Utilities)	(a)	929,800	13,673,008

			60,462,109

Total Common Stocks (Cost $281,684,527)			$336,367,959

Money Market Funds – 2.3%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		2,841,794	$2,841,794
State Street Institutional U.S. Government Money Market Fund Institutional Class		5,131,436	5,131,436

Total Money Market Funds (Cost $7,973,230)			$7,973,230

Total Investments – 100.3% (Cost $289,657,757)	(b)		$344,341,189
Liabilities in Excess of Other Assets – (0.3)%			(1,197,516)

Net Assets – 100.0%			$343,143,673

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Security traded on a foreign exchange has been valued at an estimate of fair value that is different than the local market close price. These fair value estimates are determined by an independent fair valuation service that has been approved by the Board. These securities represent $59,668,091, or 17.4% of the Portfolio’s net assets. Other Portfolio securities are not subjected to fair value procedures because they are traded on domestic or foreign exchanges that have close times that are consistent with the U.S. market close, normally 4:00 pm Eastern Time.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

58

Ohio National Fund, Inc.	High Income Bond Portfolio

Objective/Strategy

The High Income Bond Portfolio seeks high current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

Performance as of June 30, 2016

Average Annual Returns:
One year	2.22%
Five years	5.86%
Ten years	6.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the High Income Bond Portfolio returned 7.90% versus 9.06% for its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (“BCHY2%ICI”).

The high yield market generated attractive relative and absolute returns during the six-month reporting period. For comparison, the Barclays U.S. Aggregate Index, a measure of high quality bond performance, returned 5.31% versus 9.06% for the BHY2%ICI. The main factor driving performance during the period was the rebound in commodity prices and, along with it, the performance of commodity sectors within the BHY2%ICI. While these sectors underperformed (along with falling commodity prices) in the first six weeks of 2016, a major reversal began in mid-February and continued through the end of the period. For example, the metals sector had a total return for the period of 29.70%, the independent energy sector returned 25.70% and the oil field services sector returned 18.53%. The strong performance of these three commodity-based sectors set a positive tone for the overall market and helping pull the overall market higher. A substantial move lower in the yield on U.S. Treasury securities also provided a positive backdrop for the high yield market. On the economic front, the U.S. economy continues its slow but steady advance, contributing to stable credit quality away from the commodity sectors. The market’s strength is illustrated by the narrowing of yield spreads between the Credit Suisse High Yield Bond Index and U.S. Treasury securities with comparable maturities, which began the period at 753 basis points and ended the period at 674 basis points.

Within the high-yield market, major industry sectors that substantially outperformed the overall BHY2%ICI included: metals, independent energy, oil field services, midstream and industrial other. Major industry sectors that substantially underperformed the overall BHY2%ICI included: pharmaceuticals, financial institutions, cable satellite, transportation and home construction. From a ratings quality perspective, the CCC-rated sector generated the best returns at 16.03% given the “risk on” environment, while the BB and B-rated sector returned 7.60% and 7.41%, respectively.

The Portfolio’s relative underperformance was driven by its underweight to the strong performing metals, independent energy, oil field services sectors. The Portfolio was also negatively impacted by its overweight to the underperforming media entertainment sector. The Portfolio was positively impacted by its underweight to the underperforming financial institutions and home construction sectors as well as its overweight to the strong performing midstream (oil) sector. (1)

The Portfolio benefitted from particularly strong security selection in the healthcare and technology sectors, which was somewhat offset by negative security selection in the industrial-other sector. Specific holdings that substantially outperformed the BHY2%ICI included: Chesapeake Energy Corp., Legacy Reserves LP/Legacy Reserves Finance Corp., Approach Resources, Inc., California Resources Corp. and Jo-Ann Stores Holdings, Inc. Specific holdings that substantially underperformed the BHY2%ICI included: Intelsat Luxembourg SA, W & T Offshore, Inc., Endo Finance LLC/Endo Ltd./Endo Finco, Inc., Valeant Pharmaceuticals International, Inc. and UCI International, Inc. (1)

Despite strong returns to date in 2016, the high yield market appears attractive based on a number of factors. Yield spreads remain well above their long term medians, credit conditions are stable and, perhaps, the worst is over in the commodity sectors. Economic conditions, while not booming, are also stable with a strong U.S. consumer leading the way. Certainly, risks exist including Brexit, a reversal in recent commodity price increases, uncharted negative interest rate regimes throughout the world and what promises to be an interesting U.S. election season. However, the high yield market tends to correlate with the U.S. economy and, for now, slow and steady seems to be winning the race.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of Portfolio management or trading. Neither the Portfolio nor the index is open to direct investment.

The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Bond Index. The Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1/BB+/BB+, a minimum amount outstanding of $150 million, and a least 1 year to maturity. The 2% Issuer Cap component limits the exposure of each issuer to 2% of the total market value and distributes any excess market value index–wide on a pro–rata basis. The index is presented on a total return basis.

59	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Corporate Bonds (4)	96.7
Money Market Funds and Other Net Assets	3.3

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. HCA, Inc. 5.000%, 03/15/2024	1.1
2. First Data Corp. 5.750%, 01/15/2024	1.0
3. Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 05/01/2021	0.8
4. International Lease Finance Corp. 5.875%, 08/15/2022	0.8
5. DISH DBS Corp. 5.875%, 07/15/2022	0.8
6. Crimson Merger Sub., Inc. 6.625%, 05/15/2022	0.8
7. Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/2023	0.7
8. Berry Plastics Corp. 5.500%, 05/15/2022	0.7
9. CCO Holdings LLC / CCO Holdings Capital Corp. 5.750%, 01/15/2024	0.7
10. Nielsen Finance LLC / Nielsen Finance Co. 5.000%, 04/15/2022	0.6

(1)	Composition of Portfolio subject to change.
(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.
(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.
(4)	Sectors (Corporate Bonds):

% of Net Assets
Consumer Discretionary	27.0
Health Care	13.3
Information Technology	11.1
Materials	10.4
Energy	10.2
Industrials	9.8
Telecommunication Services	5.7
Utilities	3.2
Financials	3.1
Consumer Staples	2.9

96.7

60

Ohio National Fund, Inc.	High Income Bond Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds – 96.7%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 27.0%
American Axle & Manufacturing, Inc. (Auto Components)		6.625%	10/15/2022	$625,000	$668,750
American Axle & Manufacturing, Inc. (Auto Components)		6.250%	03/15/2021	400,000	415,000
Dana Financing Luxembourg Sarl (Auto Components)	(b)	6.500%	06/01/2026	425,000	413,844
Gates Global LLC / Gates Global Co. (Auto Components)	(b)	6.000%	07/15/2022	925,000	809,375
Goodyear Tire & Rubber Co. / The (Auto Components)		5.125%	11/15/2023	300,000	309,750
Goodyear Tire & Rubber Co. / The (Auto Components)		5.000%	05/31/2026	250,000	254,687
International Automotive Components Group SL (Auto Components)	(b)	9.125%	06/01/2018	550,000	550,000
J.B. Poindexter & Co., Inc. (Auto Components)	(b)	9.000%	04/01/2022	725,000	754,000
Lear Corp. (Auto Components)		4.750%	01/15/2023	350,000	359,625
Lear Corp. (Auto Components)		5.375%	03/15/2024	225,000	236,812
Lear Corp. (Auto Components)		5.250%	01/15/2025	100,000	104,875
MPG Holdco I, Inc. (Auto Components)		7.375%	10/15/2022	625,000	615,625
Omega U.S. Sub, LLC (Auto Components)	(b)	8.750%	07/15/2023	325,000	318,500
Tenneco, Inc. (Auto Components)		5.000%	07/15/2026	100,000	101,437
ZF North America Capital, Inc. (Auto Components)	(b)	4.750%	04/29/2025	325,000	329,264
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.450%	08/15/2027	300,000	308,250
ServiceMaster Co. LLC / The (Diversified Consumer Svs.)		7.100%	03/01/2018	450,000	465,750
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	6.000%	04/01/2022	1,175,000	1,218,698
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	01/15/2022	275,000	279,125
Affinity Gaming LLC / Affinity Gaming Finance Corp. (Hotels, Restaurants & Leisure)		9.000%	05/15/2018	250,000	255,625
Aramark Services, Inc. (Hotels, Restaurants & Leisure)		5.125%	01/15/2024	350,000	357,000
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.125%	01/15/2024	200,000	204,000
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)		6.875%	05/15/2023	525,000	559,125
Boyd Gaming Corp. (Hotels, Restaurants & Leisure)	(b)	6.375%	04/01/2026	100,000	104,500
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. (Hotels, Restaurants & Leisure)		5.375%	06/01/2024	375,000	386,250
Chester Downs & Marina LLC (Hotels, Restaurants & Leisure)	(b)	9.250%	02/01/2020	450,000	397,125
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	11/01/2023	375,000	391,406
GLP Capital LP / GLP Financing II, Inc. (Hotels, Restaurants & Leisure)		5.375%	04/15/2026	125,000	129,375
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(b)	5.000%	06/01/2024	150,000	153,750
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (Hotels, Restaurants & Leisure)	(b)	5.250%	06/01/2026	300,000	307,500
MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc. (Hotels, Restaurants & Leisure)	(b)	5.625%	05/01/2024	50,000	52,875
MGM Resorts International (Hotels, Restaurants & Leisure)		7.750%	03/15/2022	1,125,000	1,271,250
MGM Resorts International (Hotels, Restaurants & Leisure)		6.750%	10/01/2020	250,000	273,125
Mohegan Tribal Gaming Authority (Hotels, Restaurants & Leisure)		9.750%	09/01/2021	525,000	559,125
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc. (Hotels, Restaurants & Leisure)		10.500%	01/15/2020	450,000	473,625
Penn National Gaming, Inc. (Hotels, Restaurants & Leisure)		5.875%	11/01/2021	1,075,000	1,093,812
Pinnacle Entertainment, Inc. (Hotels, Restaurants & Leisure)	(b)	5.625%	05/01/2024	300,000	299,250
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp. (Hotels, Restaurants & Leisure)	(b)	9.500%	06/15/2019	473,000	484,825
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC (Hotels, Restaurants & Leisure)	(b)	5.875%	05/15/2021	1,225,000	1,228,062
Seminole Indian Tribe of Florida (Hotels, Restaurants & Leisure)	(b)	7.804%	10/01/2020	630,000	620,550
Station Casinos LLC (Hotels, Restaurants & Leisure)		7.500%	03/01/2021	625,000	661,719
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)		3.875%	11/01/2023	325,000	306,719
RSI Home Products, Inc. (Household Durables)	(b)	6.500%	03/15/2023	775,000	796,312
Serta Simmons Holdings LLC (Household Durables)	(b)	8.125%	10/01/2020	1,175,000	1,201,437
Tempur Sealy International, Inc. (Household Durables)	(b)	5.500%	06/15/2026	150,000	147,375
FGI Operating Co. LLC / FGI Finance, Inc. (Leisure Products)		7.875%	05/01/2020	800,000	580,000
Vista Outdoor, Inc. (Leisure Products)	(b)	5.875%	10/01/2023	275,000	286,687
Acosta, Inc. (Media)	(b)	7.750%	10/01/2022	1,325,000	1,162,687
Altice Financing SA (Media)	(b)	6.625%	02/15/2023	100,000	98,187
Altice SA (Media)	(b)	7.750%	05/15/2022	975,000	984,750
Altice SA (Media)	(b)	7.625%	02/15/2025	250,000	244,063
Altice U.S. Finance I Corp. (Media)	(b)	5.375%	07/15/2023	375,000	376,406
Altice U.S. Finance II Corp. (Media)	(b)	7.750%	07/15/2025	325,000	338,812
AMC Networks, Inc. (Media)		5.000%	04/01/2024	375,000	371,203
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		6.625%	01/31/2022	400,000	422,000
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.125%	02/15/2023	150,000	151,875
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	09/01/2023	325,000	334,750
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)		5.750%	01/15/2024	1,275,000	1,341,810
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.375%	05/01/2025	175,000	177,625
CCO Holdings LLC / CCO Holdings Capital Corp. (Media)	(b)	5.875%	05/01/2027	150,000	154,875
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	750,000	714,375
Cequel Communications Holdings I LLC / Cequel Capital Corp. (Media)	(b)	5.125%	12/15/2021	100,000	95,000

61	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY (continued)
Clear Channel International BV (Media)	(b)	8.750%	12/15/2020	$50,000	$52,000
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	275,000	264,687
Clear Channel Worldwide Holdings, Inc. (Media)		6.500%	11/15/2022	825,000	825,000
Cumulus Media Holdings, Inc. (Media)		7.750%	05/01/2019	275,000	112,750
DISH DBS Corp. (Media)		5.875%	07/15/2022	1,525,000	1,483,062
DISH DBS Corp. (Media)	(b)	7.750%	07/01/2026	50,000	51,625
EMI Music Publishing Group North America Holdings, Inc. (Media)	(b)	7.625%	06/15/2024	275,000	282,562
Entercom Radio LLC (Media)		10.500%	12/01/2019	500,000	527,500
Expo Event Transco, Inc. (Media)	(b)	9.000%	06/15/2021	800,000	807,000
Gannett Co., Inc. (Media)	(b)	5.500%	09/15/2024	75,000	77,250
Gray Television, Inc. (Media)		7.500%	10/01/2020	700,000	729,750
Gray Television, Inc. (Media)	(b)	5.875%	07/15/2026	225,000	226,687
iHeartCommunications, Inc. (Media)		9.000%	03/01/2021	700,000	493,500
Intelsat Jackson Holdings SA (Media)		7.500%	04/01/2021	375,000	258,750
Intelsat Jackson Holdings SA (Media)		6.625%	12/15/2022	825,000	556,875
Intelsat Jackson Holdings SA (Media)		5.500%	08/01/2023	550,000	347,875
Intelsat Jackson Holdings SA (Media)	(b)	8.000%	02/15/2024	300,000	295,500
Intelsat Luxembourg SA (Media)		7.750%	06/01/2021	325,000	79,625
Intelsat Luxembourg SA (Media)		8.125%	06/01/2023	750,000	185,625
Lamar Media Corp. (Media)		5.000%	05/01/2023	450,000	463,500
Lamar Media Corp. (Media)		5.375%	01/15/2024	275,000	286,687
LIN Television Corp. (Media)		5.875%	11/15/2022	350,000	351,750
Lynx II Corp. (Media)	(b)	6.375%	04/15/2023	475,000	475,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance (Media)	(b)	7.875%	05/15/2024	200,000	207,000
Nexstar Broadcasting, Inc. (Media)	(b)	6.125%	02/15/2022	475,000	479,750
Nielsen Finance LLC / Nielsen Finance Co. (Media)	(b)	5.000%	04/15/2022	1,250,000	1,275,000
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.250%	02/15/2022	300,000	304,500
Outfront Media Capital LLC / Outfront Media Capital Corp. (Media)		5.625%	02/15/2024	300,000	309,000
Radio One, Inc. (Media)	(b)	9.250%	02/15/2020	650,000	575,250
Radio One, Inc. (Media)	(b)	7.375%	04/15/2022	425,000	405,875
Regal Entertainment Group (Media)		5.750%	02/01/2025	550,000	541,750
Regal Entertainment Group (Media)		5.750%	03/15/2022	100,000	102,500
Sinclair Television Group, Inc. (Media)	(b)	5.625%	08/01/2024	875,000	894,687
Sinclair Television Group, Inc. (Media)	(b)	5.875%	03/15/2026	50,000	51,000
Sirius XM Radio, Inc. (Media)	(b)	4.625%	05/15/2023	1,175,000	1,139,844
Sirius XM Radio, Inc. (Media)	(b)	6.000%	07/15/2024	275,000	284,281
Sirius XM Radio, Inc. (Media)	(b)	5.375%	04/15/2025	150,000	149,344
Sirius XM Radio, Inc. (Media)	(b)	5.375%	07/15/2026	100,000	98,500
TEGNA, Inc. (Media)		6.375%	10/15/2023	700,000	743,750
Townsquare Media, Inc. (Media)	(b)	6.500%	04/01/2023	500,000	494,375
Tribune Media Co. (Media)		5.875%	07/15/2022	675,000	671,625
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(b)	5.500%	01/15/2023	475,000	477,375
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Media)	(b)	5.000%	01/15/2025	200,000	196,000
Unitymedia KabelBW GmbH (Media)	(b)	6.125%	01/15/2025	425,000	435,582
Virgin Media Finance PLC (Media)	(b)	5.750%	01/15/2025	200,000	193,750
Virgin Media Secured Finance PLC (Media)	(b)	5.250%	01/15/2026	425,000	411,719
Virgin Media Secured Finance PLC (Media)	(b)	5.500%	08/15/2026	200,000	194,500
JC Penney Corp., Inc. (Multiline Retail)	(b)	5.875%	07/01/2023	75,000	75,562
Argos Merger Sub, Inc. (Specialty Retail)	(b)	7.125%	03/15/2023	1,050,000	1,080,187
Jo-Ann Stores Holdings, Inc. (Specialty Retail)	(b)(d)	9.750%, 10.500% PIK	10/15/2019	100,000	87,500
L Brands, Inc. (Specialty Retail)		5.625%	02/15/2022	350,000	376,600
Michaels Stores, Inc. (Specialty Retail)	(b)	5.875%	12/15/2020	575,000	598,719
Neiman Marcus Group Ltd., Inc. (Specialty Retail)	(b)(d)	8.750%, 9.500% PIK	10/15/2021	450,000	342,000
Party City Holdings, Inc. (Specialty Retail)	(b)	6.125%	08/15/2023	675,000	698,625
Sally Holdings LLC / Sally Capital, Inc. (Specialty Retail)		5.625%	12/01/2025	100,000	104,750
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(b)	4.875%	05/15/2026	125,000	125,450
Springs Industries, Inc. (Textiles, Apparel & Luxury Goods)		6.250%	06/01/2021	625,000	631,250

					53,056,349

CONSUMER STAPLES – 2.9%
Albertsons Cos., LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC (Food & Staples Retailing)	(b)	6.625%	06/15/2024	350,000	361,375
Performance Food Group, Inc. (Food & Staples Retailing)	(b)	5.500%	06/01/2024	75,000	76,312
Rite Aid Corp. (Food & Staples Retailing)	(b)	6.125%	04/01/2023	550,000	588,445
U.S. Foods, Inc. (Food & Staples Retailing)	(b)	5.875%	06/15/2024	550,000	563,750
Hearthside Group Holdings LLC / Hearthside Finance Co. (Food Products)	(b)	6.500%	05/01/2022	1,100,000	932,250
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. (Food Products)		4.875%	05/01/2021	550,000	557,562
Post Holdings, Inc. (Food Products)	(b)	6.000%	12/15/2022	100,000	102,500

62	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
Post Holdings, Inc. (Food Products)	(b)	7.750%	03/15/2024	$225,000	$246,656
Post Holdings, Inc. (Food Products)	(b)	8.000%	07/15/2025	700,000	776,125
Sun Merger Sub., Inc. (Food Products)	(b)	5.875%	08/01/2021	100,000	104,250
TreeHouse Foods, Inc. (Food Products)	(b)	6.000%	02/15/2024	125,000	133,350
Spectrum Brands, Inc. (Household Products)		6.125%	12/15/2024	175,000	184,625
Spectrum Brands, Inc. (Household Products)		5.750%	07/15/2025	400,000	416,500
First Quality Finance Co., Inc. (Personal Products)	(b)	4.625%	05/15/2021	700,000	661,500

					5,705,200

ENERGY – 10.2%
CGG SA (Energy Equip. & Svs.)		6.875%	01/15/2022	300,000	130,500
Weatherford International Ltd. (Energy Equip. & Svs.)		7.000%	03/15/2038	250,000	185,000
Weatherford International Ltd. (Energy Equip. & Svs.)		8.250%	06/15/2023	375,000	356,250
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		6.000%	12/01/2020	725,000	732,859
Antero Resources Corp. (Oil, Gas & Consumable Fuels)		5.125%	12/01/2022	200,000	192,000
Approach Resources, Inc. (Oil, Gas & Consumable Fuels)		7.000%	06/15/2021	100,000	59,000
California Resources Corp. (Oil, Gas & Consumable Fuels)		6.000%	11/15/2024	475,000	232,750
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		7.500%	09/15/2020	575,000	582,187
Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels)		6.250%	04/15/2023	100,000	96,250
Cheniere Corpus Christi Holdings, LLC (Oil, Gas & Consumable Fuels)	(b)	7.000%	06/30/2024	150,000	154,032
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)		5.375%	06/15/2021	525,000	338,625
Chesapeake Energy Corp. (Oil, Gas & Consumable Fuels)	(b)	8.000%	12/15/2022	125,000	106,406
Continental Resources, Inc. (Oil, Gas & Consumable Fuels)		4.500%	04/15/2023	350,000	326,375
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	03/01/2022	154,000	141,430
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	04/01/2023	700,000	644,000
CrownRock LP / CrownRock Finance, Inc. (Oil, Gas & Consumable Fuels)	(b)	7.750%	02/15/2023	175,000	182,875
CVR Refining LLC / Coffeyville Finance, Inc. (Oil, Gas & Consumable Fuels)		6.500%	11/01/2022	500,000	430,000
Energy Transfer Equity LP (Oil, Gas & Consumable Fuels)		5.875%	01/15/2024	1,025,000	996,812
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		7.750%	09/01/2022	100,000	61,000
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		6.375%	06/15/2023	250,000	150,000
EP Energy LLC / Everest Acquisition Finance, Inc. (Oil, Gas & Consumable Fuels)		9.375%	05/01/2020	50,000	35,375
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		7.750%	11/01/2020	350,000	359,625
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels)		6.625%	05/01/2023	225,000	221,625
Halcon Resources Corp. (Oil, Gas & Consumable Fuels)	(b)	8.625%	02/01/2020	300,000	282,936
Hiland Partners LP / Hiland Partners Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	5.500%	05/15/2022	250,000	250,593
Holly Energy Partners LP / Holly Energy Finance Corp. (Oil, Gas & Consumable Fuels)		6.500%	03/01/2020	475,000	477,375
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		7.375%	05/01/2022	150,000	150,375
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		5.625%	01/15/2022	275,000	257,125
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.250%	03/15/2023	125,000	118,750
Legacy Reserves LP / Legacy Reserves Finance Corp. (Oil, Gas & Consumable Fuels)		6.625%	12/01/2021	350,000	147,000
MPLX LP (Oil, Gas & Consumable Fuels)	(b)	5.500%	02/15/2023	600,000	609,650
MPLX LP (Oil, Gas & Consumable Fuels)	(b)	4.500%	07/15/2023	325,000	315,119
MPLX LP (Oil, Gas & Consumable Fuels)	(b)	4.875%	12/01/2024	75,000	73,094
Northern Oil and Gas, Inc. (Oil, Gas & Consumable Fuels)		8.000%	06/01/2020	700,000	528,500
Northern Tier Energy LLC / Northern Tier Finance Corp. (Oil, Gas & Consumable Fuels)		7.125%	11/15/2020	300,000	305,250
Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/15/2022	750,000	693,750
Parsley Energy LLC / Parsley Finance Corp. (Oil, Gas & Consumable Fuels)	(b)	6.250%	06/01/2024	50,000	50,875
PDC Energy, Inc. (Oil, Gas & Consumable Fuels)		7.750%	10/15/2022	100,000	104,000
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		6.875%	03/01/2021	175,000	176,750
QEP Resources, Inc. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	125,000	115,000
Range Resources Corp. (Oil, Gas & Consumable Fuels)		4.875%	05/15/2025	600,000	571,500
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	04/15/2023	175,000	176,572
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		4.500%	11/01/2023	225,000	219,733
Regency Energy Partners LP / Regency Energy Finance Corp. (Oil, Gas & Consumable Fuels)		5.000%	10/01/2022	200,000	205,245
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)		6.250%	05/01/2022	500,000	496,250
Rice Energy, Inc. (Oil, Gas & Consumable Fuels)		7.250%	05/01/2023	75,000	76,125
Rose Rock Midstream LP / Rose Rock Finance Corp. (Oil, Gas & Consumable Fuels)		5.625%	07/15/2022	225,000	198,000
Rose Rock Midstream LP / Rose Rock Finance Corp. (Oil, Gas & Consumable Fuels)		5.625%	11/15/2023	200,000	174,000
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)		6.625%	10/01/2022	350,000	360,500
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	04/15/2023	225,000	225,844
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	02/01/2021	625,000	631,250
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		6.250%	03/15/2022	300,000	307,500
Sabine Pass Liquefaction, LLC (Oil, Gas & Consumable Fuels)		5.625%	03/01/2025	225,000	224,156
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	11/15/2021	50,000	47,125

63	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
ENERGY (continued)
SM Energy Co. (Oil, Gas & Consumable Fuels)		6.500%	01/01/2023	$100,000	$93,000
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.000%	01/15/2024	375,000	320,625
SM Energy Co. (Oil, Gas & Consumable Fuels)		5.625%	06/01/2025	175,000	150,500
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	08/15/2022	700,000	602,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp. (Oil, Gas & Consumable Fuels)		5.250%	05/01/2023	225,000	212,625
Tesoro Corp. (Oil, Gas & Consumable Fuels)		5.125%	04/01/2024	425,000	427,125
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.875%	10/01/2020	500,000	512,500
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	10/15/2021	325,000	336,375
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		5.500%	10/15/2019	50,000	52,250
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.250%	10/15/2022	75,000	78,187
Tesoro Logistics LP / Tesoro Logistics Finance Corp. (Oil, Gas & Consumable Fuels)		6.375%	05/01/2024	150,000	157,125
Western Refining Logistics LP / WNRL Finance Corp. (Oil, Gas & Consumable Fuels)		7.500%	02/15/2023	400,000	392,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.000%	03/15/2019	75,000	69,000
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.250%	04/01/2023	800,000	716,000
Williams Cos., Inc. / The (Oil, Gas & Consumable Fuels)		4.550%	06/24/2024	100,000	91,850
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		4.875%	03/15/2024	225,000	215,890
Williams Partners LP / ACMP Finance Corp. (Oil, Gas & Consumable Fuels)		6.125%	07/15/2022	225,000	230,845

					19,942,815

FINANCIALS – 3.2%
CIT Group, Inc. (Banks)		5.375%	05/15/2020	225,000	234,562
CIT Group, Inc. (Banks)		5.000%	08/01/2023	350,000	352,625
Ally Financial, Inc. (Consumer Finance)		4.125%	02/13/2022	475,000	471,437
Ally Financial, Inc. (Consumer Finance)		4.125%	03/30/2020	125,000	125,312
Ally Financial, Inc. (Consumer Finance)		4.625%	03/30/2025	400,000	393,500
Ally Financial, Inc. (Consumer Finance)		4.625%	05/19/2022	250,000	251,875
Ally Financial, Inc. (Consumer Finance)		5.750%	11/20/2025	750,000	751,875
Navient Corp. (Consumer Finance)		5.875%	10/25/2024	450,000	384,750
Navient Corp. (Consumer Finance)		5.500%	01/25/2023	50,000	43,875
MSCI, Inc. (Diversified Financial Svs.)	(b)	5.250%	11/15/2024	150,000	153,375
MSCI, Inc. (Diversified Financial Svs.)	(b)	5.750%	08/15/2025	325,000	337,187
Hockey Merger Sub 2, Inc. (Insurance)	(b)	7.875%	10/01/2021	1,025,000	984,000
RHP Hotel Properties LP / RHP Finance Corp. (Real Estate Investment Trusts)		5.000%	04/15/2023	100,000	99,250
Hub Holdings, LLC / Hub Holdings Finance, Inc. (Real Estate Mgmt. & Development)	(b)(d)	8.125%, 8.875% PIK	07/15/2019	600,000	576,000
HUB International Ltd. (Real Estate Mgmt. & Development)	(b)	9.250%	02/15/2021	50,000	52,250
Quicken Loans, Inc. (Thrifts & Mortgage Finance)	(b)	5.750%	05/01/2025	1,000,000	965,000

					6,176,873

HEALTH CARE – 13.3%
Grifols Worldwide Operations Ltd. (Biotechnology)		5.250%	04/01/2022	675,000	686,812
Crimson Merger Sub., Inc. (Health Care Equip. & Supplies)	(b)	6.625%	05/15/2022	1,775,000	1,473,250
Hill-Rom Holdings, Inc. (Health Care Equip. & Supplies)	(b)	5.750%	09/01/2023	100,000	102,250
Sterigenics-Nordion Holdings LLC (Health Care Equip. & Supplies)	(b)	6.500%	05/15/2023	850,000	860,625
Teleflex, Inc. (Health Care Equip. & Supplies)		5.250%	06/15/2024	275,000	277,750
Teleflex, Inc. (Health Care Equip. & Supplies)		4.875%	06/01/2026	100,000	100,750
Acadia Healthcare Co., Inc. (Health Care Providers & Svs.)	(b)	6.500%	03/01/2024	400,000	406,000
Air Medical Merger Sub Corp. (Health Care Providers & Svs.)	(b)	6.375%	05/15/2023	625,000	593,750
Amsurg Corp. (Health Care Providers & Svs.)		5.625%	07/15/2022	675,000	693,562
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		5.125%	08/01/2021	300,000	297,750
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		6.875%	02/01/2022	1,400,000	1,225,000
DaVita HealthCare Partners, Inc. (Health Care Providers & Svs.)		5.125%	07/15/2024	450,000	454,995
Envision Healthcare Corp. (Health Care Providers & Svs.)	(b)	5.125%	07/01/2022	875,000	887,950
HCA, Inc. (Health Care Providers & Svs.)		5.000%	03/15/2024	2,175,000	2,251,125
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	450,000	470,250
HCA, Inc. (Health Care Providers & Svs.)		5.375%	02/01/2025	1,200,000	1,230,000
HCA, Inc. (Health Care Providers & Svs.)		5.875%	02/15/2026	225,000	233,437
HCA, Inc. (Health Care Providers & Svs.)		5.875%	05/01/2023	275,000	293,219
IASIS Healthcare LLC / IASIS Capital Corp. (Health Care Providers & Svs.)		8.375%	05/15/2019	700,000	672,433
Jaguar Holding Co. II / Pharmaceutical Product Development LLC (Health Care Providers & Svs.)	(b)	6.375%	08/01/2023	1,375,000	1,405,937
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.500%	12/01/2021	750,000	781,875
LifePoint Health, Inc. (Health Care Providers & Svs.)		5.875%	12/01/2023	75,000	78,000
LifePoint Health, Inc. (Health Care Providers & Svs.)	(b)	5.375%	05/01/2024	75,000	75,188
MEDNAX, Inc. (Health Care Providers & Svs.)	(b)	5.250%	12/01/2023	125,000	126,563
MPH Acquisition Holdings LLC (Health Care Providers & Svs.)	(b)	7.125%	06/01/2024	600,000	630,000
Surgical Care Affiliates, Inc. (Health Care Providers & Svs.)	(b)	6.000%	04/01/2023	600,000	612,000
Team Health, Inc. (Health Care Providers & Svs.)	(b)	7.250%	12/15/2023	475,000	508,307
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.500%	04/01/2021	350,000	351,750

64	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE (continued)
Tenet Healthcare Corp. (Health Care Providers & Svs.)		4.375%	10/01/2021	$475,000	$472,625
Tenet Healthcare Corp. (Health Care Providers & Svs.)		8.125%	04/01/2022	900,000	922,320
Tenet Healthcare Corp. (Health Care Providers & Svs.)		6.750%	06/15/2023	575,000	550,563
Vizient, Inc. (Health Care Providers & Svs.)	(b)	10.375%	03/01/2024	600,000	643,500
Change Healthcare Holdings, Inc. (Health Care Technology)		11.000%	12/31/2019	475,000	505,281
Change Healthcare Holdings, Inc. (Health Care Technology)	(b)	6.000%	02/15/2021	150,000	159,000
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc. (Pharmaceuticals)	(b)	6.000%	02/01/2025	625,000	542,188
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc. (Pharmaceuticals)	(b)	6.000%	07/15/2023	475,000	418,000
Mallinckrodt International Finance SA (Pharmaceuticals)		4.750%	04/15/2023	475,000	387,125
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(b)	4.875%	04/15/2020	100,000	96,500
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(b)	5.500%	04/15/2025	550,000	490,666
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Pharmaceuticals)	(b)	5.625%	10/15/2023	250,000	232,813
Prestige Brands, Inc. (Pharmaceuticals)	(b)	5.375%	12/15/2021	925,000	938,875
Prestige Brands, Inc. (Pharmaceuticals)	(b)	6.375%	03/01/2024	75,000	77,813
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(b)	5.625%	12/01/2021	100,000	82,500
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(b)	7.250%	07/15/2022	75,000	64,703
Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	(b)	5.500%	03/01/2023	175,000	140,547
VPII Escrow Corp. (Pharmaceuticals)	(b)	7.500%	07/15/2021	750,000	661,406
VRX Escrow Corp. (Pharmaceuticals)	(b)	5.875%	05/15/2023	650,000	524,875
VRX Escrow Corp. (Pharmaceuticals)	(b)	6.125%	04/15/2025	500,000	401,250

					26,093,078

INDUSTRIALS – 9.8%
Silver II Borrower / Silver II U.S. Holdings LLC (Aerospace & Defense)	(b)	7.750%	12/15/2020	550,000	485,375
TransDigm, Inc. (Aerospace & Defense)		5.500%	10/15/2020	275,000	279,813
TransDigm, Inc. (Aerospace & Defense)		7.500%	07/15/2021	300,000	316,875
TransDigm, Inc. (Aerospace & Defense)		6.000%	07/15/2022	550,000	552,849
TransDigm, Inc. (Aerospace & Defense)		6.500%	07/15/2024	475,000	477,375
TransDigm, Inc. (Aerospace & Defense)		6.500%	05/15/2025	50,000	50,125
TransDigm, Inc. (Aerospace & Defense)	(b)	6.375%	06/15/2026	100,000	99,750
Allegion PLC (Building Products)		5.875%	09/15/2023	125,000	132,500
Allegion U.S. Holding Co., Inc. (Building Products)		5.750%	10/01/2021	325,000	339,625
Building Materials Corp. of America (Building Products)	(b)	6.000%	10/15/2025	225,000	235,125
Hillman Group, Inc. / The (Building Products)	(b)	6.375%	07/15/2022	775,000	689,750
Masonite International Corp. (Building Products)	(b)	5.625%	03/15/2023	150,000	155,625
NCI Building Systems, Inc. (Building Products)	(b)	8.250%	01/15/2023	450,000	483,656
Nortek, Inc. (Building Products)		8.500%	04/15/2021	550,000	570,625
Unifrax I LLC / Unifrax Holding Co. (Building Products)	(b)	7.500%	02/15/2019	775,000	670,375
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	600,000	484,500
Garda World Security Corp. (Commercial Svs. & Supplies)	(b)	7.250%	11/15/2021	650,000	524,875
Multi-Color Corp. (Commercial Svs. & Supplies)	(b)	6.125%	12/01/2022	650,000	664,625
Mustang Merger Corp. (Commercial Svs. & Supplies)	(b)	8.500%	08/15/2021	775,000	809,875
Southern Graphics, Inc. (Commercial Svs. & Supplies)	(b)	8.375%	10/15/2020	1,025,000	1,025,000
EnerSys (Electrical Equip.)	(b)	5.000%	04/30/2023	225,000	222,188
Sensata Technologies BV (Electrical Equip.)	(b)	5.625%	11/01/2024	225,000	233,577
Sensata Technologies BV (Electrical Equip.)	(b)	5.000%	10/01/2025	150,000	150,659
Sensata Technologies UK Financing Co. PLC (Electrical Equip.)	(b)	6.250%	02/15/2026	225,000	232,875
Dematic SA / DH Services Luxembourg Sarl (Machinery)	(b)	7.750%	12/15/2020	750,000	785,625
Gardner Denver, Inc. (Machinery)	(b)	6.875%	08/15/2021	475,000	431,063
Manitowoc Foodservice, Inc. (Machinery)	(b)	9.500%	02/15/2024	75,000	83,625
Milacron LLC / Mcron Finance Corp. (Machinery)	(b)	7.750%	02/15/2021	375,000	386,250
Schaeffler Finance BV (Machinery)	(b)	4.750%	05/15/2021	375,000	382,969
Schaeffler Finance BV (Machinery)	(b)	4.750%	05/15/2023	375,000	380,625
Schaeffler Holding Finance BV (Machinery)	(b)(d)	6.750%, 7.500% PIK	11/15/2022	239,358	263,294
IHS, Inc. (Professional Svs.)		5.000%	11/01/2022	175,000	180,688
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. (Road & Rail)		5.500%	04/01/2023	125,000	123,125
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. (Road & Rail)	(b)	5.250%	03/15/2025	200,000	181,000
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc. (Road & Rail)	(b)	6.375%	04/01/2024	525,000	519,750
Hertz Corp. / The (Road & Rail)		6.750%	04/15/2019	625,000	638,066
Hertz Corp. / The (Road & Rail)		6.250%	10/15/2022	375,000	386,250
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Trading Companies & Distributors)		4.625%	07/01/2022	150,000	153,612
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Trading Companies & Distributors)		4.625%	10/30/2020	200,000	207,350
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	5.625%	04/15/2021	550,000	567,875
American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors)	(b)	5.750%	12/15/2023	50,000	51,750
Beacon Roofing Supply, Inc. (Trading Companies & Distributors)		6.375%	10/01/2023	175,000	183,313
HD Supply, Inc. (Trading Companies & Distributors)		7.500%	07/15/2020	100,000	104,740
HD Supply, Inc. (Trading Companies & Distributors)	(b)	5.250%	12/15/2021	225,000	235,899

65	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
INDUSTRIALS (continued)
HD Supply, Inc. (Trading Companies & Distributors)	(b)	5.750%	04/15/2024	$200,000	$208,000
International Lease Finance Corp. (Trading Companies & Distributors)		5.875%	08/15/2022	1,375,000	1,488,438
United Rentals North America, Inc. (Trading Companies & Distributors)		7.375%	05/15/2020	26,000	27,040
United Rentals North America, Inc. (Trading Companies & Distributors)		4.625%	07/15/2023	225,000	227,250
United Rentals North America, Inc. (Trading Companies & Distributors)		5.500%	07/15/2025	400,000	394,000
WESCO Distribution, Inc. (Trading Companies & Distributors)		5.375%	12/15/2021	425,000	428,188
WESCO Distribution, Inc. (Trading Companies & Distributors)	(b)	5.375%	06/15/2024	350,000	350,000

					19,257,402

INFORMATION TECHNOLOGY – 11.1%
CommScope Technologies Finance LLC (Communications Equip.)	(b)	6.000%	06/15/2025	325,000	333,125
CommScope, Inc. (Communications Equip.)	(b)	5.500%	06/15/2024	525,000	532,875
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(b)	5.875%	06/15/2021	150,000	153,733
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. (Computers & Peripherals)	(b)	7.125%	06/15/2024	500,000	522,371
Anixter, Inc. (Electronic Equip., Instr. & Comp.)		5.500%	03/01/2023	325,000	330,688
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.500%	09/01/2022	725,000	730,438
Belden, Inc. (Electronic Equip., Instr. & Comp.)	(b)	5.250%	07/15/2024	375,000	362,813
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.500%	12/01/2024	650,000	671,125
CDW LLC / CDW Finance Corp. (Electronic Equip., Instr. & Comp.)		5.000%	09/01/2023	550,000	553,845
Cleaver-Brooks, Inc. (Electronic Equip., Instr. & Comp.)	(b)	8.750%	12/15/2019	475,000	471,438
Zebra Technologies Corp. (Electronic Equip., Instr. & Comp.)		7.250%	10/15/2022	825,000	874,500
Blackboard, Inc. (Acquired 12/10/2013 through 02/03/2014, Cost $401,201)(Internet Software & Svs.)	(b)(e)	7.750%	11/15/2019	400,000	336,000
Match Group, Inc. (Internet Software & Svs.)	(b)	6.750%	12/15/2022	1,100,000	1,144,000
Match Group, Inc. (Internet Software & Svs.)	(b)	6.375%	06/01/2024	50,000	52,125
VeriSign, Inc. (Internet Software & Svs.)		4.625%	05/01/2023	300,000	303,750
VeriSign, Inc. (Internet Software & Svs.)		5.250%	04/01/2025	125,000	128,125
First Data Corp. (IT Svs.)	(b)	5.375%	08/15/2023	550,000	558,531
First Data Corp. (IT Svs.)	(b)	7.000%	12/01/2023	250,000	253,750
First Data Corp. (IT Svs.)	(b)	5.750%	01/15/2024	1,925,000	1,908,156
Sabre GLBL, Inc. (IT Svs.)	(b)	5.375%	04/15/2023	450,000	460,125
Sabre GLBL, Inc. (IT Svs.)	(b)	5.250%	11/15/2023	75,000	76,313
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.500%	08/15/2022	75,000	66,750
Advanced Micro Devices, Inc. (Semiconductors & Equip.)		7.000%	07/01/2024	225,000	190,125
Entegris, Inc. (Semiconductors & Equip.)	(b)	6.000%	04/01/2022	925,000	946,969
Micron Technology, Inc. (Semiconductors & Equip.)	(b)	5.250%	08/01/2023	400,000	341,000
Micron Technology, Inc. (Semiconductors & Equip.)	(b)	5.250%	01/15/2024	175,000	148,313
Microsemi Corp. (Semiconductors & Equip.)	(b)	9.125%	04/15/2023	375,000	412,500
Qorvo, Inc. (Semiconductors & Equip.)	(b)	7.000%	12/01/2025	500,000	527,500
Blue Coat Holdings, Inc. (Software)	(b)	8.375%	06/01/2023	450,000	508,500
BMC Software Finance, Inc. (Software)	(b)	8.125%	07/15/2021	1,150,000	862,500
Ensemble S Merger Sub, Inc. (Software)	(b)	9.000%	09/30/2023	675,000	666,563
Infor Software Parent LLC / Infor Software Parent, Inc. (Software)	(b)(d)	7.125%, 7.875% PIK	05/01/2021	1,725,000	1,535,250
Infor U.S., Inc. (Software)		6.500%	05/15/2022	775,000	731,895
Italics Merger Sub, Inc. (Software)	(b)	7.125%	07/15/2023	825,000	781,688
Nuance Communications, Inc. (Software)	(b)	5.375%	08/15/2020	850,000	864,875
Nuance Communications, Inc. (Software)	(b)	6.000%	07/01/2024	100,000	100,500
PTC, Inc. (Software)		6.000%	05/15/2024	125,000	129,375
Solera LLC / Solera Finance, Inc. (Software)	(b)	10.500%	03/01/2024	600,000	629,625
SS&C Technologies Holdings, Inc. (Software)		5.875%	07/15/2023	400,000	407,000
NCR Corp. (Tech. Hardware, Storage & Periph.)		4.625%	02/15/2021	475,000	470,250
NCR Corp. (Tech. Hardware, Storage & Periph.)		5.000%	07/15/2022	450,000	441,000
NCR Corp. (Tech. Hardware, Storage & Periph.)		6.375%	12/15/2023	225,000	229,500

					21,749,504

MATERIALS – 10.4%
Ashland, Inc. (Chemicals)		4.750%	08/15/2022	600,000	601,500
Eco Services Operations LLC / Eco Finance Corp. (Chemicals)	(b)	8.500%	11/01/2022	325,000	325,000
Hexion, Inc. (Chemicals)		6.625%	04/15/2020	425,000	355,428
Hexion, Inc. (Chemicals)		8.875%	02/01/2018	725,000	628,938
Huntsman International LLC (Chemicals)		4.875%	11/15/2020	525,000	527,625
Huntsman International LLC (Chemicals)		5.125%	11/15/2022	325,000	321,750
Platform Specialty Products Corp. (Chemicals)	(b)	6.500%	02/01/2022	1,175,000	1,034,000
Platform Specialty Products Corp. (Chemicals)	(b)	10.375%	05/01/2021	150,000	151,125
PQ Corp. (Chemicals)	(b)	6.750%	11/15/2022	125,000	130,000
U.S. Coatings Acquisition, Inc. / Flash Dutch 2 BV (Chemicals)	(b)	7.375%	05/01/2021	675,000	711,281
W.R. Grace & Co. (Chemicals)	(b)	5.125%	10/01/2021	150,000	154,125
W.R. Grace & Co. (Chemicals)	(b)	5.625%	10/01/2024	200,000	205,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	7.000%	11/15/2020	48,529	47,559

66	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
MATERIALS (continued)
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	6.750%	01/31/2021	$200,000	$202,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	6.000%	06/30/2021	200,000	198,500
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	4.625%	05/15/2023	200,000	197,000
Ardagh Packaging Finance PLC / Ardagh Holdings U.S.A., Inc. (Containers & Packaging)	(b)	7.250%	05/15/2024	975,000	995,109
Ball Corp. (Containers & Packaging)		4.000%	11/15/2023	400,000	394,000
Ball Corp. (Containers & Packaging)		5.250%	07/01/2025	325,000	338,813
Berry Plastics Corp. (Containers & Packaging)		5.500%	05/15/2022	1,325,000	1,356,469
Berry Plastics Corp. (Containers & Packaging)		5.125%	07/15/2023	250,000	250,000
Berry Plastics Corp. (Containers & Packaging)		6.000%	10/15/2022	75,000	77,531
BWAY Holding Co. (Containers & Packaging)	(b)	9.125%	08/15/2021	1,050,000	1,005,375
Crown Americas LLC / Crown Americas Capital Corp. IV (Containers & Packaging)		4.500%	01/15/2023	725,000	739,500
Graphic Packaging International, Inc. (Containers & Packaging)		4.875%	11/15/2022	275,000	286,000
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.875%	08/15/2023	225,000	236,345
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	6.375%	08/15/2025	250,000	261,250
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.000%	01/15/2022	100,000	100,125
Owens-Brockway Glass Container, Inc. (Containers & Packaging)	(b)	5.375%	01/15/2025	325,000	322,563
Pactiv LLC (Containers & Packaging)		7.950%	12/15/2025	225,000	233,438
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		8.250%	02/15/2021	650,000	679,978
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)		5.750%	10/15/2020	1,025,000	1,058,743
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC (Containers & Packaging)	(b)	7.000%	07/15/2024	50,000	51,475
Sealed Air Corp. (Containers & Packaging)	(b)	5.250%	04/01/2023	100,000	103,500
Sealed Air Corp. (Containers & Packaging)	(b)	4.875%	12/01/2022	225,000	231,469
Sealed Air Corp. (Containers & Packaging)	(b)	5.125%	12/01/2024	350,000	359,188
Sealed Air Corp. (Containers & Packaging)	(b)	5.500%	09/15/2025	400,000	416,500
Signode Industrial Group Lux SA / Signode Industrial Group U.S., Inc. (Containers & Packaging)	(b)	6.375%	05/01/2022	1,100,000	1,051,875
ArcelorMittal (Metals & Mining)		6.125%	06/01/2025	750,000	746,250
Freeport-McMoRan, Inc. (Metals & Mining)		3.875%	03/15/2023	500,000	437,500
Freeport-McMoRan, Inc. (Metals & Mining)		5.400%	11/14/2034	675,000	536,625
Steel Dynamics, Inc. (Metals & Mining)		5.250%	04/15/2023	125,000	127,500
Steel Dynamics, Inc. (Metals & Mining)		5.125%	10/01/2021	200,000	204,250
Steel Dynamics, Inc. (Metals & Mining)		5.500%	10/01/2024	350,000	357,875
Teck Resources Ltd. (Metals & Mining)		6.125%	10/01/2035	300,000	214,500
Teck Resources Ltd. (Metals & Mining)	(b)	8.000%	06/01/2021	75,000	77,250
Teck Resources Ltd. (Metals & Mining)	(b)	8.500%	06/01/2024	300,000	311,250
Wise Metals Intermediate Holdings LLC / Wise Holdings Finance Corp. (Metals & Mining)	(b)(d)	9.750%, 10.500% PIK	06/15/2019	342,062	184,713
Clearwater Paper Corp. (Paper & Forest Products)		4.500%	02/01/2023	650,000	631,313
Clearwater Paper Corp. (Paper & Forest Products)	(b)	5.375%	02/01/2025	275,000	275,000

					20,444,103

TELECOMMUNICATION SERVICES – 5.7%
Level 3 Communications, Inc. (Diversified Telecom. Svs.)		5.750%	12/01/2022	475,000	480,938
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		5.375%	05/01/2025	775,000	769,188
Level 3 Financing, Inc. (Diversified Telecom. Svs.)		5.375%	01/15/2024	100,000	100,625
Neptune Finco Corp. (Diversified Telecom. Svs.)	(b)	10.875%	10/15/2025	750,000	858,750
Neptune Finco Corp. (Diversified Telecom. Svs.)	(b)	6.625%	10/15/2025	300,000	315,750
Neptune Finco Corp. (Diversified Telecom. Svs.)	(b)	10.125%	01/15/2023	300,000	336,000
Numericable-SFR SA (Diversified Telecom. Svs.)	(b)	7.375%	05/01/2026	300,000	296,625
Numericable Group SA (Diversified Telecom. Svs.)	(b)	6.000%	05/15/2022	575,000	559,188
Numericable Group SA (Diversified Telecom. Svs.)	(b)	6.250%	05/15/2024	400,000	382,500
Digicel Group Ltd. (Wireless Telecom. Svs.)	(b)	8.250%	09/30/2020	975,000	814,125
Sprint Capital Corp. (Wireless Telecom. Svs.)		6.875%	11/15/2028	825,000	647,625
Sprint Communications, Inc. (Wireless Telecom. Svs.)		6.000%	11/15/2022	875,000	688,538
Sprint Corp. (Wireless Telecom. Svs.)		7.875%	09/15/2023	900,000	735,750
Sprint Corp. (Wireless Telecom. Svs.)		7.125%	06/15/2024	325,000	257,156
Sprint Corp. (Wireless Telecom. Svs.)		7.625%	02/15/2025	250,000	197,813
Sprint Nextel Corp. (Wireless Telecom. Svs.)	(b)	7.000%	03/01/2020	350,000	366,447
Syniverse Holdings, Inc. (Wireless Telecom. Svs.)		9.125%	01/15/2019	725,000	355,250
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	11/15/2020	875,000	902,344
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.731%	04/28/2022	75,000	78,866
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.125%	01/15/2022	200,000	209,750
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2024	625,000	657,813
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.625%	04/01/2023	450,000	475,704
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.000%	03/01/2023	150,000	155,250
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.375%	03/01/2025	225,000	235,125
T-Mobile U.S.A., Inc. (Wireless Telecom. Svs.)		6.500%	01/15/2026	325,000	342,875

					11,219,995

67	(continued)

Ohio National Fund, Inc.	High Income Bond Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES – 3.1%
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.625%	05/20/2024	$250,000	$251,875
AmeriGas Partners LP / AmeriGas Finance Corp. (Gas Utilities)		5.875%	08/20/2026	700,000	701,750
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.500%	05/01/2021	450,000	412,875
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)		6.750%	01/15/2022	500,000	455,000
Ferrellgas LP / Ferrellgas Finance Corp. (Gas Utilities)	(b)	6.750%	06/15/2023	200,000	175,500
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		7.375%	08/01/2021	372,000	387,113
Suburban Propane Partners LP / Suburban Energy Finance Corp. (Gas Utilities)		5.500%	06/01/2024	825,000	810,563
Calpine Corp. (Ind. Power & Renewable Elec.)		5.750%	01/15/2025	1,275,000	1,239,938
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.625%	03/15/2023	75,000	73,875
NRG Energy, Inc. (Ind. Power & Renewable Elec.)		6.250%	05/01/2024	975,000	928,083
NRG Energy, Inc. (Ind. Power & Renewable Elec.)	(b)	7.250%	05/15/2026	250,000	248,750
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(b)	5.875%	02/01/2023	375,000	356,925
TerraForm Power Operating, LLC (Ind. Power & Renewable Elec.)	(b)	6.125%	06/15/2025	150,000	141,750
FPL Energy National Wind Portfolio LLC (Acquired 05/27/2009, Cost $10,393) (Multi-Utilities)	(b)(e)	6.125%	03/25/2019	11,130	11,130

					6,195,127

Total Corporate Bonds (Cost $195,128,365)					$189,840,446

Common Stocks – 0.0%				Shares	Value
ENERGY – 0.0%
Lone Pine Resources Canada Ltd. (Acquired 07/10/2012, Cost $48,613)(Oil, Gas & Consumable Fuels)	(a)(c)(e)			6,236	$10,788

Total Common Stocks (Cost $48,613)					$10,788

Money Market Funds – 2.2%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				1,410,458	$1,410,458
State Street Institutional U.S. Government Money Market Fund Institutional Class				2,963,065	2,963,065

Total Money Market Funds (Cost $4,373,523)					$4,373,523

Total Investments – 98.9% (Cost $199,550,501)	(f)				$194,224,757
Other Assets in Excess of Liabilities – 1.1%					2,158,978

Net Assets – 100.0%					$196,383,735

Percentages are stated as a percent of net assets.

Abbreviations:

PIK: Payment-in-Kind

QL: Quarterly U.S. LIBOR Rate, 0.654% on 06/30/2016

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2016, the value of these securities totaled $94,402,842, or 48.1% of the Portfolio’s net assets. Unless also noted with (e), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	A market quotation for this investment was not readily available at June 30, 2016. As discussed in Note 2 of the Notes to Financial Statements, the price for this issue was derived from an estimate of fair market value using methods determined in good faith by the Fund’s Pricing Committee under supervision of the Board. This security represents $10,788 or 0.0% of the Portfolio’s net assets.

(d)	Issuer of the security has the option to make coupon payments in cash or in additional par value of this bond (Payment-in-Kind).

(e)	Represents a security deemed to be illiquid. At June 30, 2016, the value of illiquid securities in the Portfolio totaled $357,918, or 0.2% of the Portfolio’s net assets.

(f)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

68

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio

Objective/Strategy

The ClearBridge Small Cap Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

Performance as of June 30, 2016

Average Annual returns:
One year	-1.36%
Five years	6.80%
Ten years	8.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the ClearBridge Small Cap Portfolio returned 8.50% versus 2.22% for its benchmark, the Russell 2000 Index.

Major indices opened the year with losses between 5% and 8% in January amid weak fourth quarter earnings announcements and downward pressure on oil prices. However, stocks rallied in late February and into March and traded roughly flat for the majority of the second quarter. Investors looked past a terrorist attack in Belgium and largely focused on the recovery in oil, a relatively weaker dollar, generally positive economic reports and dovish indications from the Federal Reserve (“Fed”). Stocks continued to show resiliency in the final weeks of the period despite the United Kingdom’s vote to leave the European Union (“EU”), commonly referred to as “Brexit.” While the market was hit hard by Brexit, major indices rebounded in the final trading days of the quarter to finish with modest gains, as the heads of the United Kingdom and EU central banks stressed that they were prepared to act to mitigate Brexit-related economic stress.

Minutes from the Fed’s December 2015 meeting showed that the decision to raise short-term rates was unanimous, but committee members expressed concern over low inflation, sluggish global growth and the U.S. dollar’s strength against foreign currencies. The committee held rates steady after the January meeting, but several officials indicated hopes for another rate hike sooner rather than later this year. Fed Chair Janet Yellen acknowledged that market turmoil has significantly tightened financial conditions and quashed these hawkish views when she offered a dovish tone several weeks later. The run-up to Brexit, and the vote itself, induced volatility and broader concern about the state of the global markets. Just prior to the vote, the implied probability of a Fed rate hike by the December Federal Open Market Committee (“FOMC”) meeting was a coin toss, but the Brexit results and more recent cautious comments from Federal Reserve leaders has futures markets pushing back the likely timeline for a rate hike far into 2017. The 10-year U.S. Treasury yield fluctuated dramatically during the first half, falling as low as 1.66% and climbing to nearly 2% in early March, before falling below 1.5% for the first time in four years after the Brexit vote. The U.S. dollar eased against a basket of foreign currencies in the first quarter to provide some relief for U.S. exporters, and closed June nearly 4% below its November high.

U.S. economic indicators were mixed-to-positive during the first half of the year. Annualized U.S. Gross Domestic Product (GDP) growth from the first quarter was 1.1%, slightly softer than the 1.4% registered during the fourth quarter of 2015. Employment growth was robust, other than weak reports in April and May, and the 287,000 jobs added in June marked the strongest month since October. Meanwhile, the unemployment rate oscillated between 4.7% and 5.0% and wage growth continued to improve, with June’s wages 2.6% above their levels last year. Finally, retail sales increased in back-to-back months in April and May, for the first time since late-2015, to shrug off a weak first quarter.

Oil prices recovered from their sub-$30 per barrel February lows, rising to stabilize between $45 and $50 per barrel in May and June, as supply tempered in non-OPEC countries. This recovery and stabilization supported energy stocks in the first half of 2016 and helped reduce volatility across the market for most of May and June. Meanwhile, market expectations of “lower rates for longer” and margin concerns led to a pullback in financial stocks, particularly banks, which were hit hard after Brexit. The S&P 500 Financials Index fell 3% in the first half of the year. However, banks received good news at the end of June when the Fed announced the results of its Comprehensive Capital Analysis and Review, more commonly known as CCAR, in which 30 of 33 bank holding companies (BHCs) passed, and which showed the overall Common Equity Tier 1 Ratio for all 33 BHCs had more than doubled from 5.5% in the first quarter of 2009 to 12.2% for this year. Information Technology was the only other sector with a negative return in the first half of the year. Stocks in defensive sectors with higher yields performed well in the first half, with the S&P 500 Telecommunications Services, Utilities and Consumer Staples indices up 24.8%, 23.4% and 10.5%, respectively. Materials and Industrials stocks also performed well in the first half. The S&P 500 Health Care and Consumer Discretionary indices posted small gains of 0.4% and 0.7%, respectively.

Relative Portfolio outperformance was primarily driven by security selection in Health Care and Materials. Stock selection in other sectors, and sector allocation effects overall, also contributed to outperformance during the period. (1)

U.S. Silica Holdings, Inc., Steel Dynamics, Inc., TreeHouse Foods, Inc., HealthEquity, Inc. and Hi-Crush Partners LP were the largest contributors to performance, while the largest detractors included OneMain Holdings, Inc., Quotient Ltd., DHI Group, Inc., PRA Group, Inc. and ePlus, Inc. (1)

U.S. Silica Holdings, Inc., a provider of silica sand for shale oil extraction, was a top contributor, advancing 83.1% in the first half of the year on oil price stability and a rebound in energy stocks. Given that the stock appreciated nicely since the doldrums of January and February this year, we trimmed our position to invest in Hi-Crush Partners LP, another name in the sand proppant space with what we see as upside potential. (1)

Steel Dynamics, Inc. shares surged nearly 40% in the first half of 2016 to its highest level since 2008. The stock had sold off in 2015, as weak demand in China and exposure to the flagging U.S. energy industry resulted in weak steel prices. Steel prices and the margin between scrap and finished steel products have improved, as China

69	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Continued)

has cut back on production and as U.S. demand has improved, particularly in the non-residential construction and automotive industries. We trimmed our position in Steel Dynamics, Inc., as the market began to appreciate the scrap price arbitrage, and the gap between stock price and our estimate of intrinsic value narrowed. (1)

TreeHouse Foods, Inc. was a top contributor in the first half of 2016, gaining 30% after beating earnings estimates. The company continues to send encouraging signs from its recent $2.7 billion acquisition of ConAgra Foods, Inc.’s private-label business, despite overall weakness in the packaged food industry. Revenue jumped 62% year-over-year in the most recent quarter, and management announced that it expects net sales to double this year as a result of the deal. We believe TreeHouse Foods, Inc. has opportunity to consolidate further in a fragmented, low-margin industry. (1)

OneMain Holdings, Inc. shares sold off sharply in the early part of the year as investors appeared concerned about liquidity and temporarily higher leverage following the Springleaf Finance Corp./OneMain Holdings, Inc. merger. The company has forcefully addressed its liquidity position, yet the market has not adequately rewarded the stock. In addition to broader unease about the U.S. economy, fresh concerns surrounding OneMain Holdings, Inc.’s subprime credit exposure, particularly in autos, now weighs on the share price. In reality, OneMain Holdings, Inc. has minimal auto purchase exposure. Instead, the company engages in well-underwritten auto refinance lending where interest rates are higher, loss content is lower, and thus returns superior to the subprime auto lending market broadly. We believe that the current valuation, which is embedding high odds of a material consumer recession, is overly pessimistic. Finally, while the market is embedding negative consumer receivables growth, we expect the company to deliver mid-teens growth, though this could prove conservative given strong loan demand. We recently added to our position, given that our analysis of OneMain Holdings, Inc. points to a favorable risk/reward skew. (1)

After closing 2015 as a top contributor, Quotient Ltd. detracted from performance in the first quarter on little incremental information. In general, it was a tough quarter for money-losing, small-cap companies, particularly those within the Health Care sector. The fundamentals driving our investment case for the company’s flagship MosaiQ platform, an automation platform for blood grouping and serological disease screening, remain intact. We maintain our confidence that the company will deliver on its plans for a commercial launch in Europe by the end of 2016 and in the U.S. early in 2018, and we believe the platform will dominate the market. (1)

DHI Group, Inc. shares have underperformed this year, as revenues have come under pressure and investors have grown concerned over increased competition from LinkedIn Corp. and other smaller talent recruitment companies. DHI Group, Inc.’s energy product, Rigzone, faces the challenges of a depressed commodity price environment. Additionally, the company recently faced negative headlines surrounding Rigzone’s former CEO’s alleged attempt to steal customer data. DHI Group, Inc.’s issues are real, but management is investing heavily in delivering new products to market to grow its revenue base and diversify its product portfolio from macro risk. At less than 6x EBITDA, shares do not adequately reflect the potential business value, and thus we maintain our position. (1)

It should come as no surprise that the most significant and remarked upon market event of the quarter was the United Kingdom’s unexpected vote to leave the European Union on June 23rd. This outcome was startling, as most put long odds on it (approximately 25% prior to voting at PredictWise.com and an 11/4 payoff at

Britain’s William Hill) and the ramifications are potentially far reaching. It is tempting to craft a narrative about what the vote may mean for the future, but this is a complex, uncertain situation, as market volatility over the five days to close the quarter suggests. We offer no such narrative. We are not macro economists or political scientists, and will thus leave it to the pundits to prognosticate the future of the global economy. Instead, these uncertain times emphasize the importance of our research process that focuses on evaluating investment options under a variety of scenarios, and investing only when the probability-weighted value of the security in these scenarios produces upside to the current price with a margin of safety.

Our approach to stock selection and portfolio construction reduces the importance of correctly predicting the future, which we do not believe is critical to success as an investor. In fact, we see it as a fool’s errand with little chance for repeatable success. Instead, we believe greater odds of success over time come from understanding how both individual stock values and the overall portfolio value change under different conditions, combined with gauging and updating probabilities of these conditions coming to bear. Surprising events occur all the time and none of us holds perfect knowledge of the future. We endeavor to offset this fundamental reality and build a resilient portfolio that can withstand the risk of low-probability, high-impact events through probabilistic analysis and portfolio construction.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S equity universe. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

70	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	98.0
Master Limited Partnerships (4)	1.1
Money Market Funds Less Net Liabilities	0.9

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Service Corp. International	2.2
2. TreeHouse Foods, Inc.	2.2
3. HealthEquity, Inc.	2.2
4. Murphy U.S.A., Inc.	2.1
5. Gentex Corp.	1.9
6. American Homes 4 Rent	1.8
7. ProAssurance Corp.	1.8
8. Press Ganey Holdings, Inc.	1.7
9. Landstar System, Inc.	1.7
10. Q2 Holdings, Inc.	1.7

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Master Limited Partnerships):

% of Net Assets
Financials	23.7
Information Technology	18.9
Consumer Discretionary	14.6
Industrials	14.6
Health Care	12.8
Consumer Staples	4.1
Utilities	3.7
Materials	3.7
Energy	3.0

99.1

71

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 98.0%		Shares	Value
CONSUMER DISCRETIONARY – 14.6%
Gentex Corp. (Auto Components)		115,960	$1,791,582
Service Corp. International (Diversified Consumer Svs.)		76,240	2,061,530
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	32,850	1,136,938
Fogo De Chao, Inc. (Hotels, Restaurants & Leisure)	(a)	45,250	590,965
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	58,290	1,100,515
Potbelly Corp. (Hotels, Restaurants & Leisure)	(a)	79,920	1,002,197
Red Robin Gourmet Burgers, Inc. (Hotels, Restaurants & Leisure)	(a)	18,480	876,506
Taylor Morrison Home Corp. Class A (Household Durables)	(a)	55,150	818,426
Gray Television, Inc. (Media)	(a)	74,160	804,636
Monro Muffler Brake, Inc. (Specialty Retail)		24,230	1,540,059
Murphy U.S.A., Inc. (Specialty Retail)	(a)	25,850	1,917,036

			13,640,390

CONSUMER STAPLES – 4.1%
United Natural Foods, Inc. (Food & Staples Retailing)	(a)	28,240	1,321,632
TreeHouse Foods, Inc. (Food Products)	(a)	19,897	2,042,427
Inter Parfums, Inc. (Personal Products)		17,160	490,261

			3,854,320

ENERGY – 3.0%
Frank’s International NV (Energy Equip. & Svs.)		60,990	891,064
U.S. Silica Holdings, Inc. (Energy Equip. & Svs.)		35,484	1,223,134
Sanchez Energy Corp. (Oil, Gas & Consumable Fuels)	(a)	92,390	652,273

			2,766,471

FINANCIALS – 23.7%
First Interstate BancSystem, Inc. Class A (Banks)		55,420	1,557,302
Hancock Holding Co. (Banks)		42,500	1,109,675
LegacyTexas Financial Group, Inc. (Banks)		58,480	1,573,697
Popular, Inc. (Banks)		35,230	1,032,239
Talmer Bancorp, Inc. Class A (Banks)		53,630	1,028,087
Main Street Capital Corp. (Capital Markets)		43,142	1,417,215
PennantPark Investment Corp. (Capital Markets)		126,909	866,789
Triangle Capital Corp. (Capital Markets)		50,637	981,345
OneMain Holdings, Inc. (Consumer Finance)	(a)	61,730	1,408,679
PRA Group, Inc. (Consumer Finance)	(a)	25,847	623,946
MarketAxess Holdings, Inc. (Diversified Financial Svs.)		8,610	1,251,894
Assured Guaranty Ltd. (Insurance)		40,240	1,020,889
ProAssurance Corp. (Insurance)		30,540	1,635,417
American Homes 4 Rent (Real Estate Investment Trusts)		80,180	1,642,086
Lexington Realty Trust (Real Estate Investment Trusts)		92,440	934,568
Potlatch Corp. (Real Estate Investment Trusts)		36,350	1,239,535
Summit Hotel Properties, Inc. (Real Estate Investment Trusts)		92,420	1,223,641
Washington Federal, Inc. (Thrifts & Mortgage Finance)		64,260	1,558,948

			22,105,952

HEALTH CARE – 12.8%
Amarin Corp. PLC – ADR (Biotechnology)	(a)	360,000	777,600
Ironwood Pharmaceuticals, Inc. (Biotechnology)	(a)	52,240	683,038
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	8,730	1,041,227
Endologix, Inc. (Health Care Equip. & Supplies)	(a)	98,210	1,223,697
LivaNova PLC (Health Care Equip. & Supplies)	(a)	13,718	689,055
Quotient Ltd. (Health Care Equip. & Supplies)	(a)	119,900	929,225
Brookdale Senior Living, Inc. (Health Care Providers & Svs.)	(a)	33,610	518,938
HealthEquity, Inc. (Health Care Providers & Svs.)	(a)	66,160	2,010,272
Molina Healthcare, Inc. (Health Care Providers & Svs.)	(a)	16,890	842,811

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Surgical Care Affiliates, Inc. (Health Care Providers & Svs.)	(a)	21,846	$1,041,399
Press Ganey Holdings, Inc. (Health Care Technology)	(a)	41,070	1,616,104
INC Research Holdings, Inc. Class A (Life Sciences Tools & Svs.)	(a)	15,790	602,073

			11,975,439

INDUSTRIALS – 14.6%
HEICO Corp. (Aerospace & Defense)		19,900	1,329,519
Allegiant Travel Co. (Airlines)		5,650	855,975
Continental Building Products, Inc. (Building Products)	(a)	59,610	1,325,130
Copart, Inc. (Commercial Svs. & Supplies)	(a)	24,960	1,223,290
CIRCOR International, Inc. (Machinery)		16,530	942,045
Matson, Inc. (Marine)		30,800	994,532
ICF International, Inc. (Professional Svs.)	(a)	32,120	1,313,708
Landstar System, Inc. (Road & Rail)		23,111	1,586,801
Marten Transport Ltd. (Road & Rail)		41,480	821,304
GATX Corp. (Trading Companies & Distributors)		29,470	1,295,796
Rush Enterprises, Inc. Class A (Trading Companies & Distributors)	(a)	48,470	1,044,528
TAL International Group, Inc. (Trading Companies & Distributors)		66,770	895,386

			13,628,014

INFORMATION TECHNOLOGY – 18.9%
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	13,930	1,139,335
Methode Electronics, Inc. (Electronic Equip., Instr. & Comp.)		44,430	1,520,839
2U, Inc. (Internet Software & Svs.)	(a)	45,950	1,351,389
Criteo SA – ADR (Internet Software & Svs.)	(a)	23,240	1,067,181
DHI Group, Inc. (Internet Software & Svs.)	(a)	117,950	734,829
Q2 Holdings, Inc. (Internet Software & Svs.)	(a)	56,550	1,584,531
WebMD Health Corp. (Internet Software & Svs.)	(a)	18,340	1,065,737
CSG Systems International, Inc. (IT Svs.)		36,480	1,470,509
EVERTEC, Inc. (IT Svs.)		77,010	1,196,735
Applied Micro Circuits Corp. (Semiconductors & Equip.)	(a)	166,140	1,066,619
Power Integrations, Inc. (Semiconductors & Equip.)		19,390	970,857
Semtech Corp. (Semiconductors & Equip.)	(a)	51,620	1,231,653
Veeco Instruments, Inc. (Semiconductors & Equip.)	(a)	59,610	987,142
AVG Technologies NV (Software)	(a)	63,010	1,196,560
Manhattan Associates, Inc. (Software)	(a)	16,588	1,063,788

			17,647,704

MATERIALS – 2.6%
Balchem Corp. (Chemicals)		25,850	1,541,953
Steel Dynamics, Inc. (Metals & Mining)		36,098	884,401

			2,426,354

UTILITIES – 3.7%
PNM Resources, Inc. (Electric Utilities)		36,490	1,293,206
Portland General Electric Co. (Electric Utilities)		28,950	1,277,274
Dynegy, Inc. (Ind. Power & Renewable Elec.)	(a)	54,330	936,649

			3,507,129

Total Common Stocks (Cost $86,343,248)			$91,551,773

Master Limited Partnerships – 1.1%		Shares	Value
MATERIALS – 1.1%
Hi-Crush Partners LP (Metals & Mining)		76,463	$999,371

Total Master Limited Partnerships (Cost $585,217)			$999,371

72	(continued)

Ohio National Fund, Inc.	ClearBridge Small Cap Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Money Market Funds – 2.1%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		686,079	$686,079
State Street Institutional U.S. Government Money Market Fund Institutional Class		1,271,893	1,271,893

Total Money Market Funds (Cost $1,957,972)			$1,957,972

Total Investments – 101.2% (Cost $88,886,437)	(b)		$94,509,116
Liabilities in Excess of Other Assets – (1.2)%			(1,079,534)

Net Assets – 100.0%			$93,429,582

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

73

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Objective/Strategy

The Nasdaq-100® Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the Investment Company Act of 1940, as amended.

Performance as of June 30, 2016

Average Annual returns:
One year	1.17%
Five years	14.51%
Ten years	11.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Nasdaq-100® Index Portfolio returned -3.47% versus -3.17% for its benchmark, the Nasdaq-100® Index.

The largest contributors to the Portfolio and benchmark returns for the six-month period were Comcast Corp. Class A, Facebook, Inc., The Kraft Heinz Co., Amazon.com, Inc., and Cisco Systems, Inc. The largest detractors from the Portfolio and benchmark returns for the six-month period were Apple, Inc., Microsoft Corp., Gilead Sciences, Inc., Alphabet, Inc. Class C, and Alphabet, Inc. Class A. (1)

The Portfolio is managed on a risk-controlled basis and is constructed to closely replicate its benchmark index. The expected sources of performance variance include the impact of trading daily cash flows, including trading commissions, and the operating expenses of the Portfolio.

Effective May 2, 2016, the Portfolio has been sub-advised by Geode Capital Management, LLC (“Geode”). Prior to that date, the portfolio management of the Portfolio was performed by Ohio National Investment, Inc. (ONI), the adviser to the Portfolio.

Since May 2, 2016, the Portfolio has held E-mini Nasdaq-100 futures contracts for the purposes of efficiently managing daily cash flows and gaining market exposure for dividend receivables. The futures position did not have a material impact on performance (less than 1 basis point) during the period in which Geode was the sub-adviser to the Portfolio, nor the six-month period ended June 30, 2016. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting. Investors cannot invest in an index. Although they can invest in its underlying securities or funds.

The Nasdaq-100® Index is a modified capitalization-weighted index of the 100 largest domestic and international non-financial companies listed on the NASDAQ Stock Market. The index presented herein includes the effects of reinvested dividends.

The Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are registered trademarks of The NASDAQ OMX Group, Inc. (which with its affiliates is referred to as “NASDAQ OMX”). Ohio National Investments, Inc. has licensed these marks for the Portfolio’s use. NASDAQ OMX has not passed on the Portfolio’s legality or suitability. NASDAQ OMX does not sponsor, endorse, sell or promote the Portfolio. NASDAQ OMX MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

74	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	96.6
Money Market Funds and Other Net Assets	3.4

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Apple, Inc.	9.9
2. Microsoft Corp.	7.6
3. Amazon.com, Inc.	6.4
4. Facebook, Inc. Class A	5.0
5. Alphabet, Inc. Class C	4.5
6. Alphabet, Inc. Class A	3.9
7. Comcast Corp. Class A	3.0
8. Intel Corp.	2.9
9. Cisco Systems, Inc.	2.7
10. Amgen, Inc.	2.2

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	53.3
Consumer Discretionary	21.2
Health Care	12.0
Consumer Staples	7.2
Industrials	1.8
Telecommunication Services	1.1

96.6

75

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 96.6%		Shares	Value
CONSUMER DISCRETIONARY – 21.2%
Tesla Motors, Inc. (Automobiles)	(a)	3,764	$799,022
Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)		6,486	431,060
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	5,791	230,714
Starbucks Corp. (Hotels, Restaurants & Leisure)		37,372	2,134,689
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	12,037	8,613,918
Ctrip.com International Ltd. – ADR (Internet & Catalog Retail)	(a)	9,506	391,648
Expedia, Inc. (Internet & Catalog Retail)		3,469	368,755
JD.com, Inc. – ADR (Internet & Catalog Retail)	(a)	23,178	492,069
Liberty Interactive Corp. QVC Group Class A (Internet & Catalog Retail)	(a)	11,520	292,263
Liberty Ventures (Internet & Catalog Retail)	(a)	3,446	127,744
Netflix, Inc. (Internet & Catalog Retail)	(a)	10,927	999,602
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,266	1,580,488
TripAdvisor, Inc. (Internet & Catalog Retail)	(a)	3,391	218,042
Mattel, Inc. (Leisure Products)		8,685	271,754
Charter Communications, Inc. Class A (Media)	(a)	6,898	1,577,159
Comcast Corp. Class A (Media)		61,681	4,020,985
Discovery Communications, Inc. Class A (Media)	(a)	3,839	96,858
Discovery Communications, Inc. Class C (Media)	(a)	6,345	151,329
DISH Network Corp. Class A (Media)	(a)	5,773	302,506
Liberty Global PLC Class A (Media)	(a)	7,267	211,179
Liberty Global PLC Class C (Media)	(a)	16,704	478,570
Sirius XM Holdings, Inc. (Media)	(a)	126,490	499,636
Twenty-First Century Fox, Inc. Class A (Media)		27,954	756,156
Twenty-First Century Fox, Inc. Class B (Media)		20,372	555,137
Viacom, Inc. Class B (Media)		8,843	366,720
Dollar Tree, Inc. (Multiline Retail)	(a)	6,010	566,383
Bed Bath & Beyond, Inc. (Specialty Retail)		3,938	170,201
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,461	667,178
Ross Stores, Inc. (Specialty Retail)		10,251	581,130
Tractor Supply Co. (Specialty Retail)		3,404	310,377
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	1,598	389,337

			28,652,609

CONSUMER STAPLES – 7.2%
Monster Beverage Corp. (Beverages)	(a)	5,180	832,478
Costco Wholesale Corp. (Food & Staples Retailing)		11,200	1,758,848
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		27,559	2,294,838
Whole Foods Market, Inc. (Food & Staples Retailing)		8,190	262,244
Kraft Heinz Co. / The (Food Products)		31,021	2,744,739
Mondelez International, Inc. Class A (Food Products)		39,595	1,801,969

			9,695,116

HEALTH CARE – 12.0%
Alexion Pharmaceuticals, Inc. (Biotechnology)	(a)	5,715	667,284
Amgen, Inc. (Biotechnology)		19,165	2,915,955
Biogen, Inc. (Biotechnology)	(a)	5,588	1,351,291
BioMarin Pharmaceutical, Inc. (Biotechnology)	(a)	4,141	322,170
Celgene Corp. (Biotechnology)	(a)	19,761	1,949,028
Gilead Sciences, Inc. (Biotechnology)		33,977	2,834,362
Incyte Corp. (Biotechnology)	(a)	4,786	382,784
Regeneron Pharmaceuticals, Inc. (Biotechnology)	(a)	2,632	919,174
Vertex Pharmaceuticals, Inc. (Biotechnology)	(a)	6,310	542,786
DENTSPLY SIRONA, Inc. (Health Care Equip. & Supplies)		5,976	370,751
Intuitive Surgical, Inc. (Health Care Equip. & Supplies)	(a)	971	642,229
Express Scripts Holding Co. (Health Care Providers & Svs.)	(a)	16,137	1,223,185
Henry Schein, Inc. (Health Care Providers & Svs.)	(a)	2,094	370,219
Cerner Corp. (Health Care Technology)	(a)	8,625	505,425

Common Stocks (Continued)		Shares	Value
HEALTH CARE (continued)
Illumina, Inc. (Life Sciences Tools & Svs.)	(a)	3,755	$527,127
Endo International PLC (Pharmaceuticals)	(a)	5,680	88,551
Mylan NV (Pharmaceuticals)	(a)	12,969	560,780

			16,173,101

INDUSTRIALS – 1.8%
American Airlines Group, Inc. (Airlines)		14,750	417,573
Stericycle, Inc. (Commercial Svs. & Supplies)	(a)	2,166	225,524
PACCAR, Inc. (Machinery)		8,941	463,770
Verisk Analytics, Inc. (Professional Svs.)	(a)	4,290	347,833
CSX Corp. (Road & Rail)		24,386	635,987
Fastenal Co. (Trading Companies & Distributors)		7,370	327,154

			2,417,841

INFORMATION TECHNOLOGY – 53.3%
Cisco Systems, Inc. (Communications Equip.)		128,316	3,681,386
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)	4,480	250,567
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	7,492	5,270,847
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	8,762	6,064,180
Baidu, Inc. – ADR (Internet Software & Svs.)	(a)	6,991	1,154,564
eBay, Inc. (Internet Software & Svs.)	(a)	29,310	686,147
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	58,979	6,740,120
NetEase, Inc. – ADR (Internet Software & Svs.)		1,948	376,393
Yahoo!, Inc. (Internet Software & Svs.)	(a)	24,234	910,229
Automatic Data Processing, Inc. (IT Svs.)		11,621	1,067,621
Cognizant Technology Solutions Corp. Class A (IT Svs.)	(a)	15,457	884,759
Fiserv, Inc. (IT Svs.)	(a)	5,672	616,717
Paychex, Inc. (IT Svs.)		9,187	546,627
PayPal Holdings, Inc. (IT Svs.)	(a)	30,921	1,128,926
Analog Devices, Inc. (Semiconductors & Equip.)		7,841	444,114
Applied Materials, Inc. (Semiconductors & Equip.)		27,786	666,031
Broadcom Ltd. (Semiconductors & Equip.)		9,961	1,547,940
Intel Corp. (Semiconductors & Equip.)		120,466	3,951,285
Lam Research Corp. (Semiconductors & Equip.)		4,072	342,293
Linear Technology Corp. (Semiconductors & Equip.)		6,100	283,833
Maxim Integrated Products, Inc. (Semiconductors & Equip.)		7,253	258,860
Micron Technology, Inc. (Semiconductors & Equip.)	(a)	26,457	364,049
NVIDIA Corp. (Semiconductors & Equip.)		13,623	640,417
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	8,739	684,613
QUALCOMM, Inc. (Semiconductors & Equip.)		37,474	2,007,482
Skyworks Solutions, Inc. (Semiconductors & Equip.)		4,853	307,098
Texas Instruments, Inc. (Semiconductors & Equip.)		25,619	1,605,031
Xilinx, Inc. (Semiconductors & Equip.)		6,473	298,600
Activision Blizzard, Inc. (Software)		18,833	746,352
Adobe Systems, Inc. (Software)	(a)	12,761	1,222,376
Autodesk, Inc. (Software)	(a)	5,730	310,222
CA, Inc. (Software)		10,633	349,082
Check Point Software Technologies Ltd. (Software)	(a)	4,375	348,600
Citrix Systems, Inc. (Software)	(a)	3,957	316,917
Electronic Arts, Inc. (Software)	(a)	7,695	582,974
Intuit, Inc. (Software)		6,528	728,591
Microsoft Corp. (Software)		200,533	10,261,274
Symantec Corp. (Software)		15,621	320,856
Apple, Inc. (Tech. Hardware, Storage & Periph.)		139,738	13,358,953
NetApp, Inc. (Tech. Hardware, Storage & Periph.)		7,375	181,352
Seagate Technology PLC (Tech. Hardware, Storage & Periph.)		7,615	185,502
Western Digital Corp. (Tech. Hardware, Storage & Periph.)		7,182	339,422

			72,033,202

76	(continued)

Ohio National Fund, Inc.	Nasdaq-100® Index Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks (Continued)		Shares	Value
TELECOMMUNICATION SERVICES – 1.1%
SBA Communications Corp. Class A (Diversified Telecom. Svs.)	(a)	3,202	$345,624
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)	20,975	907,589
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		9,895	305,657

			1,558,870

Total Common Stocks (Cost $82,585,767)			$130,530,739

Rights – 0.0%		Quantity	Value
CONSUMER DISCRETIONARY – 0.0%
Liberty Braves Group (Media)	(a)	392	$730

Total Rights (Cost $0)			$730

Money Market Funds – 2.9%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		934,557	$934,557
State Street Institutional U.S. Government Money Market Fund Institutional Class		2,956,560	2,956,560

Total Money Market Funds (Cost $3,891,117)			$3,891,117

Total Investments – 99.5% (Cost $86,476,884)	(b)		$134,422,586
Other Assets in Excess of Liabilities – 0.5%	(c)		750,583

Net Assets – 100.0%			$135,173,169

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

(c)	Includes $328,638 of cash pledged as collateral for the following futures contracts outstanding at June 30, 2016:

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini Nasdaq-100 Contracts (United States)	September 16, 2016	52	$4,583,280	$4,579,478	$3,802	$3,885

The accompanying notes are an integral part of these financial statements.

77

Ohio National Fund, Inc.	Bristol Portfolio

Objective/Strategy

The Bristol Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2016

Average Annual returns:
One year	-2.23%
Five years	10.96%
Ten years	6.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Bristol Portfolio returned 0.14% versus 3.84% for its benchmark, the S&P 500 Index.

The Portfolio’s underperformance resulted primarily from sector allocations. In all but the Financials sector, sector overweights or underweights worked against the Portfolio in terms of performance relative to the benchmark. Overall, stock selection was positive, as Health Care led all sectors. Stock selection in Financials, however, was a key detractor from relative performance. (1)

The Portfolio’s top performers for the first half of the year were Tesaro, Inc., Pioneer Natural Resources Co., PVH Corp., Anacor Pharmaceuticals, Inc., and Xylem, Inc. The worst performers were Delphi Automotive PLC., Bank of America Corp., Allergan PLC, Harman International Industries, Inc., and Anadarko Petroleum Corp. (1)

The top contributor to the Portfolio’s performance through the first half of the year was Tesaro, Inc., which generated 221 basis points. The company reported positive Phase 3 data for its ovarian cancer drug. Anacor Pharmaceuticals, Inc. added 76 points, as the stock benefitted from Pfizer, Inc.’s announcement to acquire the company in a deal valued at $5.2B for access to Anacor’s non-steroidal topical gel to treat eczema. PVH Corp. added 53 basis points, as it reported an earnings “beat and raise” for first quarter and trends for this quarter have remained positive to in-line with guidance. Many analysts made some very positive comments at the Piper Jaffray Consumer Conference in June. Xylem, Inc. added 43 basis points as it benefited from stronger growth in municipal water project activity and positive sentiment regarding the water crisis in Flint, Michigan. Finally, HCA Holdings, Inc. gained 34 basis points as the market is moving back to fundamentally sound companies in the uncertain environment. (1)

Detractors from performance during the first half of the year included Delphi Automotive PLC. Concerns over Brexit and the U.S. auto cycle have pressured the stock, which impacted the Portfolio negatively by 76 basis points. Intel Corp. cost the Portfolio 50 basis points due to a reduced PC sales forecast. Valeant Pharmaceuticals International, Inc. cost the Portfolio 45 basis points as it faced several issues during the first quarter, starting with a leave of absence taken by the CEO early in the year due to a severe case of pneumonia. We sold the position following news of a cut in reimbursement by CVS Health Corp. for a key drug, Jublia, which is used to treat toenail fungal infections, and the company’s announcement that its 10-K would be delayed due to a restatement of its financials after an internal review of the company’s accounting of sales through its specialty pharmacy subsidiary. Fortunately, we avoided another significant decline in the stock after the company lowered its profit outlook sharply later in the quarter due to weaker pricing and demand, as well as higher taxes, which led to heightened investors’ concerns about its ability to repay its significant level of debt. Specialty pharmaceutical companies such as Allergan PLC and Mylan NV had some unforeseen issues. Allergan PLC’s proposed merger with Pfizer, Inc. was terminated, and concerns of weaker pricing in generic drugs outweighed Mylan NV’s strong growth prospects, costing the Portfolio 94 basis points in aggregate. (1)

The month of June will certainly go down in history as being eventful. To the shock of many, the United Kingdom voted to exit the European Union. Volatility increased, contagion and “risk off” came back into our daily vocabulary. Despite that, the market was roughly flat for the month and up slightly for the quarter, led by defensive-oriented groups. While it is quite unclear what lies ahead for European, and global, economic growth, we feel that the U.S. markets will be a safe haven to investors as multiples are reasonable and companies will continue to grow, though at a slightly slower pace. Our continued focus on company and industry specific fundamentals should hopefully be a contributor to outperformance going forward.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P 500 Index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index presented herein includes the effects of reinvested dividends.

78	(continued)

Ohio National Fund, Inc.	Bristol Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	100.6
Money Market Funds Less Net Liabilities	(0.6)

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Amazon.com, Inc.	3.0
2. Newell Brands, Inc.	2.6
3. Time Warner, Inc.	2.5
4. Facebook, Inc. Class A	2.5
5. TESARO, Inc.	2.5
6. NXP Semiconductors NV	2.5
7. Allergan PLC	2.4
8. Alibaba Group Holding Ltd. – ADR	2.3
9. Alphabet, Inc. Class C	2.3
10. Microsoft Corp.	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	32.7
Consumer Discretionary	17.6
Health Care	16.5
Industrials	15.7
Financials	12.6
Energy	3.1
Consumer Staples	1.9
Materials	0.5

100.6

79

Ohio National Fund, Inc.	Bristol Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 100.6%		Shares	Value
CONSUMER DISCRETIONARY – 17.6%
Delphi Automotive PLC (Auto Components)		62,440	$3,908,744
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	175,800	3,978,354
Newell Brands, Inc. (Household Durables)		112,311	5,454,945
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	8,943	6,399,790
Time Warner, Inc. (Media)		73,753	5,423,796
Lowe’s Cos., Inc. (Specialty Retail)		53,784	4,258,079
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	58,134	3,343,868
PVH Corp. (Textiles, Apparel & Luxury Goods)		49,080	4,624,808

			37,392,384

CONSUMER STAPLES – 1.9%
Kellogg Co. (Food Products)		25,622	2,092,036
Pinnacle Foods, Inc. (Food Products)		45,054	2,085,550

			4,177,586

ENERGY – 3.1%
Schlumberger Ltd. (Energy Equip. & Svs.)		32,028	2,532,774
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		26,620	4,025,210

			6,557,984

FINANCIALS – 12.6%
BankUnited, Inc. (Banks)		77,494	2,380,616
Citigroup, Inc. (Banks)		96,061	4,072,026
KeyCorp (Banks)		333,879	3,689,363
Regions Financial Corp. (Banks)		440,098	3,745,234
Bank of New York Mellon Corp. / The (Capital Markets)		102,617	3,986,670
Capital One Financial Corp. (Consumer Finance)		31,168	1,979,480
MetLife, Inc. (Insurance)		78,939	3,144,140
Prudential Financial, Inc. (Insurance)		52,681	3,758,263

			26,755,792

HEALTH CARE – 16.5%
TESARO, Inc. (Biotechnology)	(a)	64,388	5,411,811
Aetna, Inc. (Health Care Providers & Svs.)		33,803	4,128,360
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	34,751	2,676,175
Humana, Inc. (Health Care Providers & Svs.)		25,898	4,658,532
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		30,404	4,293,045
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		30,614	4,523,525
Allergan PLC (Pharmaceuticals)	(a)	22,513	5,202,529
Mylan NV (Pharmaceuticals)	(a)	96,720	4,182,173

			35,076,150

INDUSTRIALS – 15.7%
Hexcel Corp. (Aerospace & Defense)		51,542	2,146,209
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		20,212	3,396,222

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
Raytheon Co. (Aerospace & Defense)		32,299	$4,391,049
FedEx Corp. (Air Freight & Logistics)		28,104	4,265,625
AECOM (Construction & Engineering)	(a)	130,831	4,156,501
Rockwell Automation, Inc. (Electrical Equip.)		36,820	4,227,673
General Electric Co. (Industrial Conglomerates)		75,287	2,370,035
Xylem, Inc. (Machinery)		93,588	4,178,704
Union Pacific Corp. (Road & Rail)		48,464	4,228,484

			33,360,502

INFORMATION TECHNOLOGY – 32.7%
Cisco Systems, Inc. (Communications Equip.)		156,447	4,488,464
Harris Corp. (Communications Equip.)		53,207	4,439,592
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	62,490	4,969,830
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	3,469	2,440,546
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	7,077	4,897,992
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	47,408	5,417,786
Computer Sciences Corp. (IT Svs.)		57,679	2,863,762
International Business Machines Corp. (IT Svs.)		29,636	4,498,152
MasterCard, Inc. Class A (IT Svs.)		45,916	4,043,363
Broadcom Ltd. (Semiconductors & Equip.)		28,534	4,434,184
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	68,348	5,354,382
Adobe Systems, Inc. (Software)	(a)	44,004	4,215,143
Electronic Arts, Inc. (Software)	(a)	57,053	4,322,335
Microsoft Corp. (Software)		94,369	4,828,862
Oracle Corp. (Software)		107,632	4,405,378
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		221,415	4,045,252

			69,665,023

MATERIALS – 0.5%
Monsanto Co. (Chemicals)		10,090	1,043,407

Total Common Stocks (Cost $201,496,704)			$214,028,828

Money Market Funds – 0.2%		Shares	Value
State Street Institutional U.S. Government Money Market Fund Institutional Class		447,420	$447,420

Total Money Market Funds (Cost $447,420)			$447,420

Total Investments – 100.8% (Cost $201,944,124)	(b)		$214,476,248
Liabilities in Excess of Other Assets – (0.8)%			(1,674,560)

Net Assets – 100.0%			$212,801,688

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

80

Ohio National Fund, Inc.	Bryton Growth Portfolio

Objective/Strategy

The Bryton Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2016

Average Annual returns:
One year	-18.22%
Five years	5.91%
Ten years	5.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more, or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Bryton Growth Portfolio returned -5.41% versus -1.59% for its benchmark, the Russell 2000 Growth Index.

The Portfolio’s underperformance resulted from both sector allocation and stock selection. Stock selection was particularly weak in Information Technology during the period, while stock selection in Consumer Discretionary and Financials also detracted from relative returns. Overall, sector allocation was a drag on relative results, as several sector underweights or overweights worked against the Portfolio in benchmark-relative terms. (1)

The Portfolio’s top performers for the first half of the year were Tesaro, Inc., Burlington Stores, Inc., LDR Holding Corp., Fabrinet, and Carrizo Oil & Gas, Inc. The worst performers were Celldex Therapeutics, Inc., Performance Sports Group Ltd., Revance Therapeutics Inc., Biodelivery Sciences International, Inc., and Quantum Corp. (1)

The top contributor to the Portfolio’s performance for the first half of the year was Tesaro, Inc., which generated 121 basis points. The company reported positive Phase 3 data for its ovarian cancer drug. Burlington Stores, Inc. added 76 points as the stock benefitted from strong off-price trends as full-price retailers struggled through the spring season. LDR Holding Corp. contributed 68 basis points after being acquired by Zimmer Biomet Holdings, Inc. for its strong position in spinal devices. Chef’s Warehouse, Inc., a specialty foodservice distributor, added 64 basis points after demonstrating an improving earnings trajectory thanks to both operational efficiencies as it consolidated recent acquisitions and as a result of declining protein price inflation that relieved margin pressure. Finally, PowerSecure International, Inc. gained 52 basis points with the company’s impressive leadership in the data center backup-power generation market leading to an acquisition by The Southern Co. (1)

Detractors from performance during for the first half of the year included Celldex Therapeutics, Inc., which was forced to stop its final-stage study for a brain-tumor vaccine due to poor results and,

thus, impacted the Portfolio negatively by 148 basis points. Performance Sports Group Ltd., lost 136 basis points because of write-downs associated with The Sports Authority, Inc. bankruptcy, a decline in baseball orders and bad debt reserves for some U.S. hockey customers. Revance Therapeutics, Inc. struggled after producing poor results for its topical Botox substitute, subtracting 117 basis points. Quantum Corp. underperformed because of a continued decline in its core tape storage business that has yet to be lapped by growth in newer products. Biodelivery Sciences International Inc.’s Bunvail drug has underperformed during its launch. (1)

We believe the Portfolio is well-positioned for the second half of 2016. Our Health Care positions maintain strong pipelines, with catalysts through the rest of the year, and several large pharmaceutical companies have returned to the M&A markets, increasing the chances of a takeout. We plan to avoid a significant position in the Financials sector, as we remain unsure of potential Federal Reserve actions, highlighted by mixed economic news and Fed commentary. Lastly, our Information Technology exposures are typically skewed towards growth segments where companies continue to invest aggressively. We believe these companies are seen as marquee assets and could be takeover targets as larger software companies look to acquire growth. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes the Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market. The index presented herein includes the effects of reinvested dividends.

81	(continued)

Ohio National Fund, Inc.	Bryton Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	101.0
Money Market Funds Less Net Liabilities	(1.0)

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. J&J Snack Foods Corp.	2.3
2. Healthcare Services Group, Inc.	2.0
3. G-III Apparel Group Ltd.	2.0
4. Neogen Corp.	2.0
5. Teligent, Inc.	2.0
6. Mueller Water Products, Inc. Class A	2.0
7. PolyOne Corp.	1.9
8. Radware Ltd.	1.9
9. Ollie’s Bargain Outlet Holdings, Inc.	1.9
10. Electronics For Imaging, Inc.	1.8

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	30.4
Health Care	24.7
Industrials	16.3
Consumer Discretionary	15.8
Consumer Staples	5.5
Materials	3.5
Financials	3.1
Energy	1.7

101.0

82

Ohio National Fund, Inc.	Bryton Growth Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 101.0%		Shares	Value
CONSUMER DISCRETIONARY – 15.8%
Gentherm, Inc. (Auto Components)	(a)	77,648	$2,659,444
Buffalo Wild Wings, Inc. (Hotels, Restaurants & Leisure)	(a)	16,645	2,312,823
ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)		184,432	2,397,616
Jack in the Box, Inc. (Hotels, Restaurants & Leisure)		26,078	2,240,622
Planet Fitness, Inc. Class A (Hotels, Restaurants & Leisure)	(a)	117,117	2,211,169
1-800-Flowers.com, Inc. Class A (Internet & Catalog Retail)	(a)	311,851	2,812,896
Ollie’s Bargain Outlet Holdings, Inc. (Multiline Retail)	(a)	116,755	2,906,032
Burlington Stores, Inc. (Specialty Retail)	(a)	24,017	1,602,174
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	40,002	2,300,915
G-III Apparel Group Ltd. (Textiles, Apparel & Luxury Goods)	(a)	69,900	3,195,828

			24,639,519

CONSUMER STAPLES – 5.5%
MGP Ingredients, Inc. (Beverages)		63,627	2,432,460
J&J Snack Foods Corp. (Food Products)		29,543	3,523,594
Snyder’s-Lance, Inc. (Food Products)		76,478	2,591,839

			8,547,893

ENERGY – 1.7%
RSP Permian, Inc. (Oil, Gas & Consumable Fuels)	(a)	75,446	2,632,311

FINANCIALS – 3.1%
Ameris Bancorp (Banks)		84,129	2,498,631
Bank of the Ozarks, Inc. (Banks)		64,783	2,430,658

			4,929,289

HEALTH CARE – 24.7%
Arbutus Biopharma Corp. (Biotechnology)	(a)	441,915	1,537,864
Celldex Therapeutics, Inc. (Biotechnology)	(a)	474,799	2,084,368
Cepheid (Biotechnology)	(a)	74,156	2,280,297
Ligand Pharmaceuticals, Inc. (Biotechnology)	(a)	20,457	2,439,906
MacroGenics, Inc. (Biotechnology)	(a)	58,010	1,565,690
Sangamo BioSciences, Inc. (Biotechnology)	(a)	246,047	1,424,612
TESARO, Inc. (Biotechnology)	(a)	27,673	2,325,916
Alliqua BioMedical, Inc. (Health Care Equip. & Supplies)	(a)	1,206,127	1,350,862
K2M Group Holdings, Inc. (Health Care Equip. & Supplies)	(a)	126,881	1,969,193
Neogen Corp. (Health Care Equip. & Supplies)	(a)	56,759	3,192,694
Zeltiq Aesthetics, Inc. (Health Care Equip. & Supplies)	(a)	81,335	2,222,886
Team Health Holdings, Inc. (Health Care Providers & Svs.)	(a)	57,058	2,320,549
Aerie Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	119,005	2,094,488
Intra-Cellular Therapies, Inc. (Pharmaceuticals)	(a)	60,754	2,358,470
Phibro Animal Health Corp. Class A (Pharmaceuticals)		80,979	1,511,068
Prestige Brands Holdings, Inc. (Pharmaceuticals)	(a)	46,838	2,594,825
Revance Therapeutics, Inc. (Pharmaceuticals)	(a)	158,812	2,159,843
Teligent, Inc. (Pharmaceuticals)	(a)	433,387	3,094,383

			38,527,914

INDUSTRIALS – 16.3%
Aerojet Rocketdyne Holdings, Inc. (Aerospace & Defense)	(a)	153,848	2,812,341
Aerovironment, Inc. (Aerospace & Defense)	(a)	90,574	2,517,957

Common Stocks (continued)		Shares	Value
INDUSTRIALS (continued)
Astronics Corp. (Aerospace & Defense)	(a)	59,406	$1,975,844
Echo Global Logistics, Inc. (Air Freight & Logistics)	(a)	75,112	1,684,011
XPO Logistics, Inc. (Air Freight & Logistics)	(a)	93,290	2,449,795
Healthcare Services Group, Inc. (Commercial Svs. & Supplies)		77,365	3,201,364
Mueller Water Products, Inc. Class A (Machinery)		268,399	3,065,117
Proto Labs, Inc. (Machinery)	(a)	41,541	2,391,100
Rexnord Corp. (Machinery)	(a)	136,560	2,680,673
Univar, Inc. (Trading Companies & Distributors)	(a)	139,416	2,636,356

			25,414,558

INFORMATION TECHNOLOGY – 30.4%
Ciena Corp. (Communications Equip.)	(a)	105,329	1,974,919
Infinera Corp. (Communications Equip.)	(a)	175,023	1,974,259
Radware Ltd. (Communications Equip.)	(a)	260,692	2,935,392
FARO Technologies, Inc. (Electronic Equip., Instr. & Comp.)	(a)	45,712	1,546,437
Cornerstone OnDemand, Inc. (Internet Software & Svs.)	(a)	60,986	2,321,127
Euronet Worldwide, Inc. (IT Svs.)	(a)	20,824	1,440,813
Cavium, Inc. (Semiconductors & Equip.)	(a)	59,881	2,311,407
Inphi Corp. (Semiconductors & Equip.)	(a)	86,213	2,761,402
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a)	115,773	2,330,511
Lattice Semiconductor Corp. (Semiconductors & Equip.)	(a)	443,653	2,373,544
Microsemi Corp. (Semiconductors & Equip.)	(a)	85,521	2,794,826
NeoPhotonics Corp. (Semiconductors & Equip.)	(a)	252,357	2,404,962
Power Integrations, Inc. (Semiconductors & Equip.)		53,289	2,668,180
CommVault Systems, Inc. (Software)	(a)	64,108	2,768,825
Digimarc Corp. (Software)	(a)	37,412	1,195,688
Guidewire Software, Inc. (Software)	(a)	25,226	1,557,958
Imperva, Inc. (Software)	(a)	65,693	2,825,456
Proofpoint, Inc. (Software)	(a)	38,784	2,446,883
Tyler Technologies, Inc. (Software)	(a)	9,906	1,651,429
Zendesk, Inc. (Software)	(a)	87,614	2,311,257
Electronics For Imaging, Inc. (Tech. Hardware, Storage & Periph.)	(a)	66,506	2,862,418

			47,457,693

MATERIALS – 3.5%
PolyOne Corp. (Chemicals)		83,884	2,956,072
Berry Plastics Group, Inc. (Containers & Packaging)	(a)	67,173	2,609,671

			5,565,743

Total Common Stocks (Cost $166,181,929)			$157,714,920

Money Market Funds – 2.5%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		2,019,607	$2,019,606
State Street Institutional U.S. Government Money Market Fund Institutional Class		1,952,981	1,952,981

Total Money Market Funds (Cost $3,972,587)			$3,972,587

Total Investments – 103.5% (Cost $170,154,516)	(b)		$161,687,507
Liabilities in Excess of Other Assets – (3.5)%			(5,495,172)

Net Assets – 100.0%			$156,192,335

Percentages are stated as a percent of net assets.

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

83

Ohio National Fund, Inc.	Balanced Portfolio

Objective/Strategy

The Balanced Portfolio seeks capital appreciation and income by investing normally up to 75% of its assets in equity securities within under-priced sectors and industries while maintaining a minimum of 25% of its assets in fixed income securities.

Performance as of June 30, 2016

Average Annual returns:
One year	-0.98%
Five years	6.66%
Ten years	5.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Balanced Portfolio returned 0.42% versus 4.89% for its benchmark, which is comprised of 60% S&P 1500 Composite Index and 40% Barclays Capital U.S. Universal Index.

Entering 2016, our equity valuation model viewed the overall broad domestic market as approximately 5% below our estimate of fair value. While our return expectations were relatively low for the overall market, our system saw distinct valuation differences at both a sector and industry level. While the Portfolio was slightly underweight in equities relative to the blended benchmark to begin the year, the Portfolio had overweight positions relative to the blended benchmark in the Financials, Utilities, and Materials sectors in an attempt to take advantage of what we believed to be attractive segments of the market. Additionally, given our relatively muted overall market value readings, the Portfolio bought out-of-the-money S&P 500 put options and wrote out-of-the-money S&P 500 call options in an attempt to reduce the effects of market-based volatility on the Portfolio. Relative to the fixed income portion of the benchmark, the Portfolio began the year with an overweight position in the corporate debt segment of the market and had a lower overall duration and less Treasury exposure than the benchmark. We continued to look for specific “event-driven” opportunities in both credit risk and closed end fund arbitrage throughout the period. (1)

The equity market began the year with a rather aggressive sell-off, as investors appeared focused on both macro-economic concerns and the continuation of lower overall interest rates. The combination of these two factors pulled down the broad equity market, hitting the Financials sector particularly hard. Unfortunately, given our overweight position in this sector, our downside participation during the sell-off had a negative impact on the Portfolio’s relative performance. Additionally, our lack of exposure to U.S. Treasuries, generally lower duration, and an aggressive widening of credit spreads resulted in underperformance relative to the fixed income portion of the blended benchmark as the yield on the 10-year U.S. Treasury Note fell. (1)

In mid-February, the market began to stabilize and our equity valuation model indicated that many segments of the market had become substantially more attractive. As a result, we increased exposure to both common stocks and equity-based closed end funds. Both of these moves proved to be beneficial to Portfolio performance, as the market rebounded throughout the remainder of the time period.

The equity portion of the Portfolio underperformed the S&P 1500 Composite Index. Negative stock selection in Financials was the key detractor for the equity portion, although stock selections in Information Technology and Energy also weighed on relative performance. Overall, sector allocation in equities did not have a significant impact on performance relative to the equity index.

With regard to individual stock performance within the Portfolio, the five best benchmark-relative contributors to Portfolio performance were CMS Energy Corp., St. Jude Medical, Inc., Martin Marietta Materials, Inc., Hertz Global Holdings, Inc., and Eagle Materials, Inc. The five stocks that had the most negative benchmark-relative contribution were CBRE Group, Inc., Signature Bank, Royal Caribbean Cruises Ltd., Allergan PLC, and SVB Financial Group. (1)

In the fixed income portion of the Portfolio, we had positive overall performance over the time period despite a shorter overall duration. Our general use of credit risk was rewarded with spread tightening in both investment grade and high yield corporate bonds. In addition, our use of closed end fund arbitrage was rewarded as a number of these closed end funds either converted to an open-end fund or liquidated, capitalizing on the original discount to net asset prices at which they had been acquired. Performance was negatively impacted by our relatively shorter duration and underweight exposure to U.S. Treasury securities. Given this positioning, we tend to expect underperformance when rates fall aggressively and relative outperformance when rates rise. (1)

The option hedging strategy that utilizes out-of-the-money S&P 500 options also detracted from the Portfolio’s return. The S&P 500 Index held onto its gains and equity volatility remained relatively low during the period, leading to general valuation declines in the prices of the options.

At the conclusion of the time period, our overall average value-to-price (V/P) ratio was at 1.09; giving us confidence there is room for the market to rise in the coming year. Currently, our system indicates attractive opportunities within the Financial, Consumer Discretionary, and Information Technology sectors. The Portfolio continues to remain slightly underweight in equities relative to the blended benchmark with approximately 56% allocated to equities, 39% to fixed income (which includes preferred stocks and closed-end funds), and about 5% to cash. Additionally, the Portfolio’s options positions have been reduced recently, targeting an equity beta at the upper end of our historical range. We will continue to adjust the Portfolio’s positioning based on our value readings. (1)

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

84	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500, and the S&P SmallCap 600. It is designed for investors seeking to replicate to the performance of the U.S. equity market or benchmark against a representative universe of tradable stocks. The index presented herein includes the effects of reinvested dividends.

The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index. Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	52.0
Corporate Bonds (4)	18.3
Preferred Stocks (4)	2.2
Trust Preferred Securities (4)	3.7
Asset-Backed / Mortgage-Backed Securities (4)	4.8
U.S. Treasury Obligations	3.4
Closed-End Mutual Funds	5.1
Open-End Mutual Funds	0.4
Exchange Traded Funds	3.0
Purchased Options	0.5
Money Market Funds and Other Net Assets	6.6

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets

1. SPDR S&P 500 ETF Trust	1.4
2. CVS Health Corp. 4.750%, 12/01/2022	1.4
3. Visa, Inc.	1.2
4. MasterCard, Inc. Class A	1.2
5. Berkshire Hathaway, Inc. Class B	1.2
6. U.S. Treasury Note 1.875%, 05/31/2022	1.1
7. U.S. Treasury Note 1.625%, 02/15/2026	1.1
8. U.S. Treasury Note 1.000%, 09/15/2017	1.1
9. Facebook, Inc. Class A	1.1
10. Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. 5.750%, 04/15/2023	1.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks, Corporate Bonds, Preferred Stocks, Trust Preferred Securities, Asset-Backed Securities / Mortgage-Backed Securities):

% of Net Assets
Financials	24.3
Health Care	11.4
Consumer Discretionary	10.8
Information Technology	10.7
Industrials	10.3
Consumer Staples	5.6
Materials	2.3
Telecommunication Services	2.1
Utilities	2.0
Energy	1.5

81.0

85

Ohio National Fund, Inc.	Balanced Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 52.0%		Shares	Value
CONSUMER DISCRETIONARY – 9.6%
Gentherm, Inc. (Auto Components)	(a)	50,000	$1,712,500
Magna International, Inc. (Auto Components)		120,000	4,208,400
Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)		60,000	4,029,000
Starbucks Corp. (Hotels, Restaurants & Leisure)		85,000	4,855,200
Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)		90,000	6,410,700
Newell Brands, Inc. (Household Durables)		70,000	3,399,900
Tempur Sealy International, Inc. (Household Durables)	(a)	30,000	1,659,600
Whirlpool Corp. (Household Durables)		30,000	4,999,200
Brunswick Corp. (Leisure Products)		62,000	2,809,840
CBS Corp. Class B (Media)		149,704	8,149,886
Comcast Corp. Class A (Media)		114,044	7,434,528
Time Warner, Inc. (Media)		36,000	2,647,440
Twenty-First Century Fox, Inc. Class A (Media)		165,000	4,463,250
Advance Auto Parts, Inc. (Specialty Retail)		20,000	3,232,600
Home Depot, Inc. / The (Specialty Retail)		40,000	5,107,600
Lowe’s Cos., Inc. (Specialty Retail)		85,000	6,729,450
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		170,000	4,272,100
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		115,000	6,348,000
Skechers U.S.A., Inc. Class A (Textiles, Apparel & Luxury Goods)	(a)	155,000	4,606,600

			87,075,794

CONSUMER STAPLES – 1.5%
CVS Health Corp. (Food & Staples Retailing)		80,000	7,659,200
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		75,000	6,245,250

			13,904,450

ENERGY – 1.2%
Schlumberger Ltd. (Energy Equip. & Svs.)		45,000	3,558,600
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		40,000	1,518,400
PBF Energy, Inc. Class A (Oil, Gas & Consumable Fuels)		132,643	3,154,250
Synergy Resources Corp. (Oil, Gas & Consumable Fuels)	(a)	300,000	1,998,000
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		20,000	1,020,000

			11,249,250

FINANCIALS – 9.6%
Bank of America Corp. (Banks)		490,000	6,502,300
JPMorgan Chase & Co. (Banks)		35,000	2,174,900
Signature Bank (Banks)	(a)	63,270	7,903,689
SVB Financial Group (Banks)	(a)	55,000	5,233,800
U.S. Bancorp (Banks)		50,000	2,016,500
Wells Fargo & Co. (Banks)		79,000	3,739,070
Invesco Ltd. (Capital Markets)		132,900	3,394,266
Ally Financial, Inc. (Consumer Finance)	(a)	525,000	8,961,750
Discover Financial Services (Consumer Finance)		172,080	9,221,767
Berkshire Hathaway, Inc. Class B (Diversified Financial Svs.)	(a)	73,000	10,569,670
American International Group, Inc. (Insurance)		70,000	3,702,300
Lincoln National Corp. (Insurance)		75,000	2,907,750
XL Group PLC (Insurance)		200,000	6,662,000
Winthrop Realty Trust (Real Estate Investment Trusts)		259,661	2,282,420
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	355,000	9,400,400
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		19,029	1,854,376

			86,526,958

HEALTH CARE – 9.0%
AbbVie, Inc. (Biotechnology)		100,000	6,191,000
Amgen, Inc. (Biotechnology)		20,000	3,043,000
Celgene Corp. (Biotechnology)	(a)	20,000	1,972,600
St. Jude Medical, Inc. (Health Care Equip. & Supplies)		25,000	1,950,000
Zimmer Biomet Holdings, Inc. (Health Care Equip. & Supplies)		25,000	3,009,500
Aetna, Inc. (Health Care Providers & Svs.)		65,000	7,938,450
Cardinal Health, Inc. (Health Care Providers & Svs.)		25,000	1,950,250
Cigna Corp. (Health Care Providers & Svs.)		38,000	4,863,620
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	110,000	8,471,100
McKesson Corp. (Health Care Providers & Svs.)		45,000	8,399,250
MEDNAX, Inc. (Health Care Providers & Svs.)	(a)	30,000	2,172,900
Allscripts Healthcare Solutions, Inc. (Health Care Technology)	(a)	215,000	2,730,500
Cerner Corp. (Health Care Technology)	(a)	65,000	3,809,000
Allergan plc (Pharmaceuticals)	(a)	28,700	6,632,283
Bristol-Myers Squibb Co. (Pharmaceuticals)		95,000	6,987,250
Eli Lilly & Co. (Pharmaceuticals)		60,000	4,725,000
Jazz Pharmaceuticals PLC (Pharmaceuticals)	(a)	45,000	6,358,950

			81,204,653

86	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks (Continued)				Shares	Value
INDUSTRIALS – 7.5%
B/E Aerospace, Inc. (Aerospace & Defense)				95,000	$4,386,625
General Dynamics Corp. (Aerospace & Defense)				50,000	6,962,000
Honeywell International, Inc. (Aerospace & Defense)				73,840	8,589,069
Orbital ATK, Inc. (Aerospace & Defense)				69,915	5,952,563
Delta Air Lines, Inc. (Airlines)				90,000	3,278,700
Southwest Airlines Co. (Airlines)				60,000	2,352,600
United Continental Holdings, Inc. (Airlines)	(a)			40,000	1,641,600
Fortune Brands Home & Security, Inc. (Building Products)				45,000	2,608,650
Masco Corp. (Building Products)				225,000	6,961,500
PGT, Inc. (Building Products)	(a)			265,000	2,729,500
Comfort Systems U.S.A., Inc. (Construction & Engineering)				19,396	631,728
Dycom Industries, Inc. (Construction & Engineering)	(a)			35,000	3,141,600
Herc Holdings, Inc. (Road & Rail)	(a)			500,000	5,535,000
Old Dominion Freight Line, Inc. (Road & Rail)	(a)			65,000	3,920,150
Ryder System, Inc. (Road & Rail)				30,000	1,834,200
Union Pacific Corp. (Road & Rail)				88,160	7,691,960

					68,217,445

INFORMATION TECHNOLOGY – 9.1%
IPG Photonics Corp. (Electronic Equip., Instr. & Comp.)	(a)			77,172	6,173,760
TE Connectivity Ltd. (Electronic Equip., Instr. & Comp.)				135,000	7,709,850
Akamai Technologies, Inc. (Internet Software & Svs.)	(a)			40,000	2,237,200
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)			7,776	5,381,770
Facebook, Inc. Class A (Internet Software & Svs.)	(a)			85,000	9,713,800
LinkedIn Corp. (Internet Software & Svs.)	(a)(d)			25,000	4,731,250
DST Systems, Inc. (IT Svs.)				30,000	3,492,900
MasterCard, Inc. Class A (IT Svs.)				121,600	10,708,096
Visa, Inc. (IT Svs.)				151,400	11,229,338
Xerox Corp. (IT Svs.)				150,000	1,423,500
Broadcom Ltd. (Semiconductors & Equip.)				25,000	3,885,000
Microsemi Corp. (Semiconductors & Equip.)	(a)			130,000	4,248,400
Skyworks Solutions, Inc. (Semiconductors & Equip.)				30,000	1,898,400
Synaptics, Inc. (Semiconductors & Equip.)	(a)			27,000	1,451,250
Synchronoss Technologies, Inc. (Software)	(a)			23,821	758,937
Apple, Inc. (Tech. Hardware, Storage & Periph.)				78,910	7,543,796

					82,587,247

MATERIALS – 2.3%
Ashland, Inc. (Chemicals)				20,000	2,295,400
Sherwin-Williams Co. / The (Chemicals)				15,000	4,405,050
Eagle Materials, Inc. (Construction Materials)				35,000	2,700,250
Martin Marietta Materials, Inc. (Construction Materials)				23,000	4,416,000
Graphic Packaging Holding Co. (Containers & Packaging)				250,000	3,135,000
International Paper Co. (Containers & Packaging)				100,000	4,238,000

					21,189,700

TELECOMMUNICATION SERVICES – 1.0%
BCE, Inc. (Diversified Telecom. Svs.)				30,000	1,419,300
T-Mobile U.S., Inc. (Wireless Telecom. Svs.)	(a)			170,000	7,355,900

					8,775,200

UTILITIES – 1.2%
ALLETE, Inc. (Electric Utilities)				40,000	2,585,200
OGE Energy Corp. (Electric Utilities)				60,190	1,971,222
CMS Energy Corp. (Multi-Utilities)				51,300	2,352,618
Sempra Energy (Multi-Utilities)				35,000	3,990,700

					10,899,740

Total Common Stocks (Cost $463,898,049)					$471,630,437

Corporate Bonds – 18.3%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.2%
International Game Technology (Hotels, Restaurants & Leisure)		5.350%	10/15/2023	$2,000,000	$1,950,000
Lee Enterprises, Inc. (Media)	(b)	9.500%	03/15/2022	3,600,000	3,546,000
TCI Communications, Inc. (Media)		7.125%	02/15/2028	4,000,000	5,563,092

					11,059,092

CONSUMER STAPLES – 4.1%
CVS Health Corp. (Food & Staples Retailing)		4.750%	12/01/2022	10,726,000	12,252,964
Innovation Ventures LLC / Innovation Ventures Finance Corp. (Food & Staples Retailing)	(b)	9.500%	08/15/2019	2,500,000	2,609,375
Rite Aid Corp. (Food & Staples Retailing)	(b)	6.125%	04/01/2023	4,250,000	4,547,075

87	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
CONSUMER STAPLES (continued)
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		3.100%	06/01/2023	$3,250,000	$3,304,152
Kraft Heinz Foods Co. (Food Products)	(b)	4.875%	02/15/2025	7,714,000	8,461,749
Altria Group, Inc. (Tobacco)	(h)	9.250%	08/06/2019	4,567,000	5,630,325

					36,805,640

ENERGY – 0.3%
Alliance Pipeline LP / United States (Oil, Gas & Consumable Fuels)	(b)	7.877%	12/31/2025	2,000,000	2,456,576

FINANCIALS – 5.3%
Citigroup, Inc. (Banks)		6.875%	06/01/2025	2,250,000	2,809,868
RBC U.S.A. Holdco Corp. (Banks)		5.250%	09/15/2020	1,500,000	1,692,777
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	6,890,000	7,268,950
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	5,800,000	6,053,750
Ally Financial, Inc. (Consumer Finance)		8.000%	03/15/2020	4,400,000	4,950,000
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		2.750%	03/15/2023	2,250,000	2,325,654
Alleghany Corp. (Insurance)		5.625%	09/15/2020	1,000,000	1,119,800
American Equity Investment Life Holding Co. (Insurance)		6.625%	07/15/2021	2,000,000	2,030,000
Chubb INA Holdings, Inc. (Insurance)		8.875%	08/15/2029	1,700,000	2,601,833
MBIA, Inc. (Insurance)		6.625%	10/01/2028	2,810,000	2,781,900
Old Republic International Corp. (Insurance)		4.875%	10/01/2024	5,000,000	5,342,925
ProAssurance Corp. (Insurance)		5.300%	11/15/2023	5,063,000	5,453,656
Prudential Financial, Inc. (Insurance)	(e)	8.875%	06/15/2038	2,610,000	2,871,000
CBRE Services, Inc. (Real Estate Mgmt. & Development)		5.250%	03/15/2025	800,000	838,594

					48,140,707

HEALTH CARE – 2.4%
CHS / Community Health Systems, Inc. (Health Care Providers & Svs.)		8.000%	11/15/2019	1,750,000	1,708,438
HCA, Inc. (Health Care Providers & Svs.)		5.250%	04/15/2025	6,200,000	6,479,000
Highmark, Inc. (Acquired 12/11/2014 through 03/31/2015, Cost $2,228,860)(Health Care Providers & Svs.)	(b)(i)	6.125%	05/15/2041	2,100,000	2,119,215
Prospect Medical Holdings, Inc. (Health Care Providers & Svs.)	(b)	8.375%	05/01/2019	6,482,000	6,741,280
inVentiv Health, Inc. (Health Care Providers & Svs.)	(b)	9.000%	01/15/2018	5,020,000	5,158,050

					22,205,983

INDUSTRIALS – 2.1%
Air Canada (Airlines)	(b)	8.750%	04/01/2020	5,715,000	6,043,612
Nortek, Inc. (Building Products)		8.500%	04/15/2021	3,518,000	3,649,925
Ingersoll-Rand Co. (Machinery)		6.391%	11/15/2027	2,215,000	2,686,618
Ingersoll-Rand Co. (Machinery)		6.443%	11/15/2027	1,800,000	2,247,754
International Lease Finance Corp. (Trading Companies & Distributors)		5.875%	08/15/2022	4,256,000	4,607,120

					19,235,029

INFORMATION TECHNOLOGY – 1.6%
Corning, Inc. (Electronic Equip., Instr. & Comp.)		7.250%	08/15/2036	2,180,000	2,634,593
EarthLink Holdings Corp. (Internet Software & Svs.)		7.375%	06/01/2020	2,400,000	2,496,000
Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc. (IT Svs.)		5.750%	04/15/2023	9,188,000	9,624,430

					14,755,023

TELECOMMUNICATION SERVICES – 1.1%
Cincinnati Bell, Inc. (Diversified Telecom. Svs.)		8.375%	10/15/2020	3,281,000	3,421,787
Clearwire Communications LLC / Clearwire Finance, Inc. (Wireless Telecom. Svs.)	(b)	8.250%	12/01/2040	6,600,000	6,682,500

					10,104,287

UTILITIES – 0.2%
Tenaska Georgia Partners LP (Electric Utilities)		9.500%	02/01/2030	1,273,086	1,502,716

Total Corporate Bonds (Cost $165,174,558)					$166,265,053

Preferred Stocks – 2.2%			Rate	Quantity	Value
FINANCIALS – 1.5%
Charles Schwab Corp. Series A / The (Capital Markets)	(f)		7.000%	4,000,000	$4,555,000
Gramercy Property Trust (Acquired 08/26/2014 through 01/22/2016, Cost $4,009,020) (Real Estate Investment Trusts)	(i)		7.125%	156,854	4,179,375
Hatteras Financial Corp. (Real Estate Investment Trusts)			7.625%	176,098	4,374,274

					13,108,649

INDUSTRIALS – 0.7%
General Electric Co. (Industrial Conglomerates)	(f)		5.000%	5,760,000	$6,120,000

Total Preferred Stocks (Cost $18,438,221)					$19,228,649

88	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Trust Preferred Securities – 3.7%			Rate	Quantity	Value
FINANCIALS – 3.1%
GMAC Capital Trust I (Consumer Finance)	(f)		QL + 579	353,690	$8,778,586
ILFC E-Capital Trust II (Diversified Financial Svs.)	(b)(g)		QL/10T/30T + 180, 14.5% Max	2,900,000	2,291,000
MetLife Capital Trust IV (Insurance)	(b)		7.875%	1,000,000	1,192,500
NTC Capital I (Capital Markets)	(f)		QL + 52	3,300,000	2,871,000
PNC Preferred Funding Trust II (Banks)	(b)(f)		QL + 122	4,000,000	3,520,000
State Street Capital Trust I (Capital Markets)	(f)		QL + 56	5,123,000	4,367,357
USB Capital IX (Banks)	(f)		QL + 102	1,500,000	1,226,250
USB Realty Corp. (Banks)	(b)(f)		QL + 115	5,000,000	3,993,750

					28,240,443

UTILITIES – 0.6%
PECO Energy Capital Trust IV (Electric Utilities)			5.750%	5,000,000	5,437,010

Total Trust Preferred Securities (Cost $35,127,181)					$33,677,453

Asset-Backed / Mortgage-Backed Securities – 4.8%		Rate	Maturity	Face Amount	Value
FINANCIALS – 4.8%
Citigroup Mortgage Loan Trust 2013-J1 Class B2 (Acquired 05/21/2015, Cost $1,932,683)	(b)(i)	3.542%	10/25/2043	$1,937,472	$1,930,069
Green Tree 2008-HE1 Class A (Acquired 05/05/2016, Cost $3,214,605)	(b)(i)	9.500%	03/25/2038	2,990,786	3,179,040
MASTR Seasoned Securitization Trust 2005-1 Class 1A1		6.445%	09/25/2032	1,774,360	1,906,285
New Residential Mortgage Loan Trust 2016-1 Class B3 (Acquired 04/11/2016 through 04/26/2016, Cost $5,532,771)	(b)(i)	5.547%	03/25/2056	5,294,952	5,556,549
Sequoia Mortgage Trust 2013-12 Class B3 (Acquired 10/07/2015, Cost $2,281,741)	(b)(i)	4.250%	12/25/2043	2,244,398	2,279,936
Towd Point Mortgage Trust 2015-1 Class A4 (Acquired 05/17/2016, Cost $6,715,351)	(b)(i)	4.250%	10/25/2053	6,600,000	6,715,035
Towd Point Mortgage Trust 2015-2 Class 2M1 (Acquired 02/16/2016 through 05/09/2016, Cost $5,699,360)	(b)(i)	3.750%	11/25/2057	5,687,000	5,964,402
Towd Point Mortgage Trust 2015-3 Class M2 (Acquired 05/12/2016 through 06/13/2016, Cost $6,982,524)	(b)(i)	4.000%	03/25/2054	7,000,000	7,124,625
Towd Point Mortgage Trust 2015-4 Class M2 (Acquired 10/29/2015 through 11/30/2015, Cost $3,901,524)	(b)(i)	3.750%	04/25/2055	4,000,000	3,897,128
Velocity Commercial Capital Loan Trust 2014-1 Class M3 (Acquired 02/17/2016, Cost $1,989,165)	(b)(i)	6.888%	09/25/2044	1,900,000	2,009,250
Velocity Commercial Capital Loan Trust 2014-1 Class M4 (Acquired 03/16/2016, Cost $2,441,130)	(b)(i)	7.051%	09/25/2044	2,397,000	2,462,918

Total Asset-Backed / Mortgage-Backed Securities (Cost $42,605,470)					$43,025,237

U.S. Treasury Obligations – 3.4%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		1.000%	09/15/2017	$10,000,000	$10,053,520
U.S. Treasury Note		1.875%	05/31/2022	10,000,000	10,403,520
U.S. Treasury Note		1.625%	02/15/2026	10,000,000	10,118,750

Total U.S. Treasury Obligations (Cost $29,507,826)					$30,575,790

Closed-End Mutual Funds – 5.1%				Shares	Value
Advent/Claymore Enhanced Growth & Income Fund				328,530	$2,690,661
BlackRock Income Trust, Inc.				410,819	2,723,730
Delaware Investments Dividend & Income Fund, Inc.				158,351	1,577,176
Deutsche Global High Income Fund, Inc.				27,439	223,353
Deutsche High Income Opportunities Fund, Inc.				76,528	1,040,781
Deutsche High Income Trust				69,688	611,861
Deutsche Multi-Market Income Trust				483,506	3,940,574
Deutsche Strategic Income Trust				94,282	1,081,414
Diversified Real Asset Income Fund				148,807	2,462,756
First Trust Dividend and Income Fund				153,683	1,381,610
First Trust Enhanced Equity Income Fund				111,807	1,466,908
First Trust Mortgage Income Fund				123,249	1,778,483
Firsthand Technology Value Fund, Inc.	(a)			36,800	272,872
Franklin Limited Duration Income Trust				377,818	4,382,689
Madison Strategic Sector Premium Fund				6,539	75,133
Morgan Stanley Income Securities, Inc.				141,529	2,597,057
Neuberger Berman Real Estate Securities Income Fund, Inc.				292,723	1,662,667
Nuveen Global Equity Income Fund				554,118	6,466,557
Pacholder High Yield Fund, Inc.				54,014	384,580
Virtus Total Return Fund				573,532	2,649,718
Wells Fargo Multi-Sector Income Fund				134,755	1,704,651
Zweig Fund, Inc.				185,804	2,339,272
Zweig Total Return Fund, Inc. / The				250,578	3,014,453

Total Closed-End Mutual Funds (Cost $45,386,051)					$46,528,956

89	(continued)

Ohio National Fund, Inc.	Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Open-End Mutual Funds – 0.4%				Shares	Value
UBS Total Return Bond Fund				257,057	$3,891,843

Total Open-End Mutual Funds (Cost $3,651,020)					$3,891,843

Exchange Traded Funds – 3.0%				Shares	Value
iShares Currency Hedged MSCI Eurozone ETF				345,000	$8,304,150
iShares Europe ETF				170,000	6,424,300
SPDR S&P 500 ETF Trust				59,152	12,394,119

Total Exchange Traded Funds (Cost $28,489,546)					$27,122,569

Purchased Options – 0.5%		Expiration	Exercise Price	Contracts (c)	Value
S&P 500 Index Call Option		September 2016	$2,300.00	3,000	$105,000
S&P 500 Index Put Option		December 2016	$1,800.00	700	2,023,000
S&P 500 Index Put Option		January 2017	$1,800.00	700	2,555,000

Total Purchased Options (Cost $5,741,399)					$4,683,000

Money Market Funds – 6.0%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				7,989,892	$7,989,892
State Street Institutional U.S. Government Money Market Fund Institutional Class				46,684,032	46,684,032

Total Money Market Funds (Cost $54,673,924)					$54,673,924

Total Investments – 99.4% (Cost $892,693,245)	(j)				$901,302,911
Total Written Options Outstanding – (0.0)% (see following schedule)					(37,500)
Other Assets in Excess of Liabilities – 0.6%					5,654,142

Net Assets – 100.0%					$906,919,553

Percentages are stated as a percent of net assets.

Abbreviations:

QL: Quarterly U.S. LIBOR Rate, 0.654% on 06/30/2016

10T: 10 Year Constant Maturity Treasury Rate, 1.475% on 06/30/2016

30T: 30 Year Constant Maturity Treasury Rate, 2.285% on 06/30/2016

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2016, the value of these securities totaled $106,535,384, or 11.7% of the Portfolio’s net assets. Unless also noted with (i), as defined below, these securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	100 shares per contract.

(d)	Security is fully or partially pledged as collateral for written call options outstanding. Outstanding written call options are presented in the following schedule.

(e)	Security is a variable rate instrument in which the coupon rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2016.

(f)	Security is a variable rate preferred stock or trust preferred security in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at June 30, 2016.

(g)	Security is a variable rate trust preferred security in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR, 10 Year Constant Maturity Treasury Rate, or 30 Year Constant Maturity Treasury Rate up to a maximum of 14.5%. Dividend rates stated are those in effect at June 30, 2016.

(h)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(i)	Represents a security deemed to be illiquid. At June 30, 2016, the value of illiquid securities in the Portfolio totaled $47,417,542, or 5.2% of the Portfolio’s net assets.

(j)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Schedule of Written Options Outstanding	June 30, 2016 (Unaudited)

	Expiration	Exercise Price	Contracts*	Value
LinkedIn Corp. Call Option	August 2016	$190	250	$37,500

Total Written Options Outstanding (Premiums received $69,670)			250	$37,500

*	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

90

Ohio National Fund, Inc.	Target VIP Portfolio

Objective/Strategy

The Target VIP Portfolio seeks an above average total return by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies.

Performance as of June 30, 2016

Average Annual returns:
One year	-4.72%
Five years	8.40%
Ten years	4.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Target VIP Portfolio returned 0.51% versus 3.62% for its benchmark, the Russell 3000 Index.

U.S. equities posted decent gains over the first six months of 2016, though the journey was anything but boring. The year started with a sharp selloff that saw the Russell 3000 Index fall over 11% by early February. Global growth concerns, mixed domestic economic data and plunging oil prices were among the factors driving the market slide. Stocks rebounded sharply through early June, as Federal Reserve rate hikes expectations were pushed out and economic data showed the economy remain resilient. Just prior to the end of the period, the surprise vote by the United Kingdom to leave the European Union renewed market volatility.

The Portfolio had its annual rebalance in early January 2016. Though the selection process for the underlying strategies did not change, there were changes in the sector exposure of the Portfolio as a result of the rebalance. The rebalance resulted in additional exposure to the Financials and Information Technology sectors. Information Technology is now overweight, while the additional Financials exposure brought that sector to roughly in-line with the benchmark. The sectors losing notable weight as a result of the rebalance were Health Care, Telecommunications Services and Consumer Discretionary. Health Care is now underweight, while Consumer Discretionary remains overweight and Telecommunication Services is in-line with the benchmark. (1)

Stock selection in Utilities led the Portfolio’s underperformance relative to the benchmark. Foreign utilities picked up by the Target European 20 strategy within the Portfolio were responsible for the underperformance from the sector. Stock selection in the Consumer Discretionary, Financials, and Telecommunications Services sectors was also a drag on relative performance. (1)

The Industrials sector was the biggest positive contributor to relative performance, as stock selection drove performance in the sector. 3M Co. and Insperity, Inc. were among the top five contributors in the Portfolio for the period while Universal Forest Products, Inc. was also a top performer. Positive stock selection, along with positive allocation due to an underweight in Health Care names, also contributed positively to Portfolio performance. Small cap names Supernus Pharmaceuticals, Inc. and AMN Healthcare Services, Inc. were among the top performers in the Health Care sector. (1)

The Portfolio’s best performers were Insperity, Inc., Supernus Pharmaceuticals, Inc., National Beverage Corp., NVIDIA Corp. and Patrick Industries, Inc. The worst performers were Conn’s, Inc., Zagg, Inc., Sucampo Pharmaceuticals, Inc. Class A, Applied Optoelectronics, Inc. and Legal & General Group PLC (ADR). The Portfolio’s top contributors to performance were 3M Co., Reynolds American, Inc., NVIDIA Corp., Insperity, Inc. and Travelers Cos., Inc. The top detractors from performance were Alphabet, Inc. Class A, Gilead Sciences, Inc., The Boeing Co., American Express Co. and Nike, Inc. (1)

As we look to the second half of 2016, we believe equities look attractive relative to other asset classes and offer a compelling risk/reward opportunity. With interest rates set to likely stay lower for longer, economic growth proving resilient and equities reasonably valued, conditions remain favorable for the asset class. As always, we remain consistent in the application of the six strategies underlying the Portfolio. The result is a Portfolio with broad exposures across the size and sector spectrum, which provides diversification along with upside potential.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index presented includes the effects of reinvested dividends.

91	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	97.8
Money Market Funds and Other Net Assets	2.2

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Alphabet, Inc. Class A	7.4
2. Starbucks Corp.	4.1
3. 3M Co.	3.8
4. Travelers Cos., Inc. / The	3.4
5. Intel Corp.	3.0
6. Apple, Inc.	2.9
7. Boeing Co. / The	2.9
8. American Express Co.	2.9
9. Accenture PLC Class A	2.4
10. Reynolds American, Inc.	2.3

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	25.2
Financials	15.5
Consumer Discretionary	14.8
Industrials	13.4
Health Care	8.5
Consumer Staples	7.1
Energy	5.6
Utilities	3.7
Telecommunication Services	2.2
Materials	1.8

97.8

92

Ohio National Fund, Inc.	Target VIP Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 97.8%		Shares	Value
CONSUMER DISCRETIONARY – 14.8%
H&R Block, Inc. (Diversified Consumer Svs.)		4,214	$96,922
Chuy’s Holdings, Inc. (Hotels, Restaurants & Leisure)	(a)	3,397	117,570
Isle of Capri Casinos, Inc. (Hotels, Restaurants & Leisure)	(a)	8,510	155,903
Starbucks Corp. (Hotels, Restaurants & Leisure)		31,351	1,790,769
LGI Homes, Inc. (Household Durables)	(a)	3,978	127,057
NVR, Inc. (Household Durables)	(a)	49	87,237
ZAGG, Inc. (Household Durables)	(a)	5,539	29,080
Expedia, Inc. (Internet & Catalog Retail)		1,135	120,650
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	414	516,842
Gray Television, Inc. (Media)	(a)	13,919	151,021
Vivendi SA – ADR (Media)		16,659	313,356
World Wrestling Entertainment, Inc. Class A (Media)		7,081	130,361
AutoZone, Inc. (Specialty Retail)	(a)	922	731,920
Conn’s, Inc. (Specialty Retail)	(a)	6,679	50,226
O’Reilly Automotive, Inc. (Specialty Retail)	(a)	2,579	699,167
Ross Stores, Inc. (Specialty Retail)		3,362	190,592
Ulta Salon Cosmetics & Fragrance, Inc. (Specialty Retail)	(a)	524	127,667
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		17,589	970,913

			6,407,253

CONSUMER STAPLES – 7.1%
Brown-Forman Corp. Class B (Beverages)		2,049	204,408
Coca-Cola Bottling Co. Consolidated (Beverages)		390	57,513
National Beverage Corp. (Beverages)	(a)	1,530	96,099
Casey’s General Stores, Inc. (Food & Staples Retailing)		582	76,539
Cal-Maine Foods, Inc. (Food Products)		1,507	66,790
Hormel Foods Corp. (Food Products)		6,819	249,575
Lancaster Colony Corp. (Food Products)		610	77,842
Mondelez International, Inc. Class A (Food Products)		13,165	599,139
Clorox Co. / The (Household Products)		2,265	313,453
Estee Lauder Cos., Inc. / The Class A (Personal Products)		3,897	354,705
Reynolds American, Inc. (Tobacco)		18,187	980,825

			3,076,888

ENERGY – 5.6%
BP PLC – ADR (Oil, Gas & Consumable Fuels)		11,443	406,341
Eni SpA – ADR (Oil, Gas & Consumable Fuels)		11,936	386,130
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)		3,466	131,569
Royal Dutch Shell PLC Class B – ADR (Oil, Gas & Consumable Fuels)		7,737	433,272
Statoil ASA – ADR (Oil, Gas & Consumable Fuels)		25,816	446,875
Tesoro Corp. (Oil, Gas & Consumable Fuels)		775	58,063
TOTAL SA – ADR (Oil, Gas & Consumable Fuels)		7,935	381,674
Valero Energy Corp. (Oil, Gas & Consumable Fuels)		3,118	159,018

			2,402,942

FINANCIALS – 15.5%
Ameris Bancorp (Banks)		6,660	197,802
Customers Bancorp, Inc. (Banks)	(a)	5,438	136,657
FCB Financial Holdings, Inc. Class A (Banks)	(a)	7,521	255,714
HSBC Holdings PLC – ADR (Banks)		9,025	282,573
Nordea Bank AB – ADR (Banks)		32,483	275,618
Skandinaviska Enskilda Banken AB – ADR (Banks)		33,175	282,319
Swedbank AB – ADR (Banks)		16,152	339,030
Talmer Bancorp, Inc. Class A (Banks)		13,568	260,099
INTL FCStone, Inc. (Capital Markets)	(a)	3,889	106,131
American Express Co. (Consumer Finance)		20,428	1,241,205
Moody’s Corp. (Diversified Financial Svs.)		6,618	620,173
Nasdaq, Inc. (Diversified Financial Svs.)		5,506	356,073
Legal & General Group PLC – ADR (Insurance)		17,563	230,602
Torchmark Corp. (Insurance)		4,128	255,193
Travelers Cos., Inc. / The (Insurance)		12,540	1,492,762
Kearny Financial Corp. (Thrifts & Mortgage Finance)		19,225	241,851
Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	(a)	6,270	142,831

			6,716,633

Common Stocks (Continued)		Shares	Value
HEALTH CARE – 8.5%
Gilead Sciences, Inc. (Biotechnology)		9,389	$783,230
Repligen Corp. (Biotechnology)	(a)	7,003	191,602
Cynosure, Inc. Class A (Health Care Equip. & Supplies)	(a)	4,588	223,183
Edwards Lifesciences Corp. (Health Care Equip. & Supplies)	(a)	1,399	139,522
Inogen, Inc. (Health Care Equip. & Supplies)	(a)	4,064	203,647
Vascular Solutions, Inc. (Health Care Equip. & Supplies)	(a)	3,540	147,476
Adeptus Health, Inc. Class A (Health Care Providers & Svs.)	(a)	2,918	150,744
Almost Family, Inc. (Health Care Providers & Svs.)	(a)	2,059	87,734
AMN Healthcare Services, Inc. (Health Care Providers & Svs.)	(a)	9,749	389,668
Chemed Corp. (Health Care Providers & Svs.)		471	64,202
LHC Group, Inc. (Health Care Providers & Svs.)	(a)	3,721	161,045
PharMerica Corp. (Health Care Providers & Svs.)	(a)	6,173	152,226
Providence Service Corp. / The (Health Care Providers & Svs.)	(a)	3,193	143,302
Cambrex Corp. (Life Sciences Tools & Svs.)	(a)	1,508	78,009
Waters Corp. (Life Sciences Tools & Svs.)	(a)	528	74,263
GlaxoSmithKline PLC – ADR (Pharmaceuticals)		8,730	378,358
Sucampo Pharmaceuticals, Inc. Class A (Pharmaceuticals)	(a)	9,356	102,635
Supernus Pharmaceuticals, Inc. (Pharmaceuticals)	(a)	9,875	201,154

			3,672,000

INDUSTRIALS – 13.4%
Boeing Co. / The (Aerospace & Defense)		9,789	1,271,297
Northrop Grumman Corp. (Aerospace & Defense)		2,618	581,929
Expeditors International of Washington, Inc. (Air Freight & Logistics)		2,663	130,594
Hawaiian Holdings, Inc. (Airlines)	(a)	1,965	74,591
JetBlue Airways Corp. (Airlines)	(a)	4,094	67,797
American Woodmark Corp. (Building Products)	(a)	886	58,813
Lennox International, Inc. (Building Products)		566	80,712
Patrick Industries, Inc. (Building Products)	(a)	3,190	192,325
Universal Forest Products, Inc. (Building Products)		4,198	389,113
Cintas Corp. (Commercial Svs. & Supplies)		1,549	152,003
Comfort Systems U.S.A., Inc. (Construction & Engineering)		7,851	255,707
Dycom Industries, Inc. (Construction & Engineering)	(a)	1,024	91,914
3M Co. (Industrial Conglomerates)		9,434	1,652,082
John Bean Technologies Corp. (Machinery)		5,985	366,402
Barrett Business Services, Inc. (Professional Svs.)		1,479	61,112
Insperity, Inc. (Professional Svs.)		5,030	388,467

			5,814,858

INFORMATION TECHNOLOGY – 25.2%
Applied Optoelectronics, Inc. (Communications Equip.)	(a)	3,499	39,014
ePlus, Inc. (Electronic Equip., Instr. & Comp.)	(a)	1,530	125,139
II-VI, Inc. (Electronic Equip., Instr. & Comp.)	(a)	12,485	234,219
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	4,526	3,184,177
Angie’s List, Inc. (Internet Software & Svs.)	(a)	11,912	77,547
VeriSign, Inc. (Internet Software & Svs.)	(a)	3,062	264,741
Accenture PLC Class A (IT Svs.)		9,061	1,026,521
Global Payments, Inc. (IT Svs.)		1,682	120,061
Sykes Enterprises, Inc. (IT Svs.)	(a)	8,868	256,817
Total System Services, Inc. (IT Svs.)		2,389	126,880
Broadcom Ltd. (Semiconductors & Equip.)		2,287	355,400
Integrated Device Technology, Inc. (Semiconductors & Equip.)	(a)	2,661	53,566
Intel Corp. (Semiconductors & Equip.)		39,389	1,291,959
NVIDIA Corp. (Semiconductors & Equip.)		11,401	535,961
Photronics, Inc. (Semiconductors & Equip.)	(a)	13,985	124,606
Texas Instruments, Inc. (Semiconductors & Equip.)		8,487	531,711
Xilinx, Inc. (Semiconductors & Equip.)		2,133	98,395
Activision Blizzard, Inc. (Software)		6,049	239,722
Electronic Arts, Inc. (Software)	(a)	2,569	194,627
Gigamon, Inc. (Software)	(a)	7,003	261,842

93	(continued)

Ohio National Fund, Inc.	Target VIP Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks (Continued)		Shares	Value
INFORMATION TECHNOLOGY (continued)
Intuit, Inc. (Software)		3,871	$432,042
Manhattan Associates, Inc. (Software)	(a)	1,053	67,529
Apple, Inc. (Tech. Hardware, Storage & Periph.)		13,354	1,276,642

			10,919,118

MATERIALS – 1.8%
BHP Billiton Ltd. – ADR (Metals & Mining)		13,780	393,557
Rio Tinto PLC – ADR (Metals & Mining)		12,316	385,491

			779,048

TELECOMMUNICATION SERVICES – 2.2%
Telenor ASA – ADR (Diversified Telecom. Svs.)		21,335	353,308
Vonage Holdings Corp. (Diversified Telecom. Svs.)	(a)	44,320	270,352
Vodafone Group PLC – ADR (Wireless Telecom. Svs.)		11,156	344,609

			968,269

UTILITIES – 3.7%
Electricite de France SA – ADR (Electric Utilities)		123,123	294,264
Eversource Energy (Electric Utilities)		952	57,025
NextEra Energy, Inc. (Electric Utilities)		1,378	179,691

Common Stocks (Continued)		Shares	Value
UTILITIES (continued)
SSE PLC – ADR (Electric Utilities)		15,756	$325,677
Engie SA – ADR (Multi-Utilities)		20,049	324,994
National Grid PLC – ADR (Multi-Utilities)		5,068	376,704
SCANA Corp. (Multi-Utilities)		430	32,534

			1,590,889

Total Common Stocks (Cost $42,559,484)			$42,347,898

Money Market Funds – 2.1%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		260,404	$260,404
State Street Institutional U.S. Government Money Market Fund Institutional Class		663,960	663,960

Total Money Market Funds (Cost $924,364)			$924,364

Total Investments – 99.9% (Cost $43,483,848)	(b)		$43,272,262
Other Assets in Excess of Liabilities – 0.1%			42,815

Net Assets – 100.0%			$43,315,077

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

94

Ohio National Fund, Inc.	Bristol Growth Portfolio

Objective/Strategy

The Bristol Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

Performance as of June 30, 2016

Average Annual returns:
One year	2.43%
Five years	11.47%
Since inception (5/1/07)	6.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price and reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information up to the most recent month end, call toll-free 1-877-781-6392.

The Portfolio is not open to direct retail investment. Beneficial interest in shares is obtained solely by purchase of variable life insurance policies and variable annuity contracts. Actual performance results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges.

Comments

For the six-month period ended June 30, 2016, the Bristol Growth Portfolio returned 2.43% versus 1.36% for its benchmark, the Russell 1000 Growth Index.

The Portfolio’s relative out-performance resulted primarily from stock selection in Health Care, although selection in other sectors, such as Information Technology and Telecommunications Services, was also positive. Overall, sector allocation detracted from relative performance, as overweights or underweights in several sectors worked against the Portfolio in benchmark-relative terms. (1)

The Portfolio’s top performers for the first half of the year were Tesaro, Inc., AT&T, Inc., PVH Corp., Anacor Pharmaceuticals, Inc., and Pioneer Natural Resources Co. The worst performers were Delphi Automotive PLC., Bank of America Corp., Allergan PLC, Harman International Industries, Inc., and Anadarko Petroleum Corp. (1)

The top contributor to the Portfolio’s performance through the first half of the year was Tesaro, Inc., which generated 224 basis points. The company reported positive Phase 3 data for its ovarian cancer drug. Anacor Pharmaceuticals, Inc. added 83 points as the stock benefitted from Pfizer, Inc.’s announcement to acquire the company in a deal valued at $5.2B for access to Anacor’s non-steroidal topical gel to treat eczema. AT&T, Inc. contributed 50 basis points as it reiterated expectations for full year video net ads to grow and is on track to meet or exceed estimated DTV deal synergies. Xylem, Inc. added 43 basis points as it benefited from stronger growth in municipal water project activity and positive sentiment regarding the water crisis in Flint, Michigan. Finally, HCA Holdings, Inc. gained 35 basis points as the market is moving back to fundamentally sound companies in the uncertain environment. (1)

Detractors form performance during the first half of the year included Delphi Automotive PLC, as concerns over Brexit and the U.S. auto cycle have pressured the stock which impacted the Portfolio negatively by 78 basis points. Specialty pharmaceutical companies such as Allergan PLC and Mylan NV, had some unforeseen issues. Allergan PLC’s proposed merger with Pfizer, Inc. was terminated, and concerns of weaker pricing in generic drugs outweighed Mylan NV’s strong growth prospects, costing the Portfolio 95 basis points in aggregate. Among our biotechnology investments, Celgene Corp. underperformed due to weaker adoption of a new cancer drug, and Biogen, Inc. experienced a major setback in its development of a drug to repair nerve cell damage in patients suffering from multiple sclerosis, costing the Portfolio 75 basis points in aggregate. (1)

The month of June will certainly go down in history as being eventful. To the shock of many, the United Kingdom voted to exit the European Union. Volatility increased, and “contagion” and “risk off” came back into our daily vocabulary. Despite that, the market was roughly flat for the month. While the complexion of stocks that outperformed the market certainly changed from growth to more defensive names, we managed to outperform the market slightly as stock selection (Tesaro, Inc., Anacor Pharmaceuticals, Inc.) helped performance significantly. While recession concerns have crept back into people’s minds due to the “Brexit” and the contagion that may ensue in Europe, we feel that the U.S. markets will be a safe haven to investors, as multiples are reasonable and companies will continue to grow, though at a slightly slower pace. The Federal Reserve will continue to act as necessary depending upon the economic data, which should provide some support for equities as rates stay low. With the markets fairly valued and the “Brexit” vote now behind us, our focus on company and industry specific fundamentals should hopefully be a contributor to outperformance going forward.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

Hypothetical illustration based on past performance. Future performance will vary. The Portfolio’s returns reflect reinvested dividends. The Portfolio’s holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management and accounting.

The Russell 1000 Growth Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The index presented herein includes the effects of requested dividends.

95	(continued)

Ohio National Fund, Inc.	Bristol Growth Portfolio (Continued)

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	100.1
Money Market Funds Less Net Liabilities	(0.1)

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Amazon.com, Inc.	3.7
2. Apple, Inc.	3.1
3. Microsoft Corp.	2.7
4. Alphabet, Inc. Class C	2.6
5. TESARO, Inc.	2.5
6. Facebook, Inc. Class A	2.5
7. Newell Brands, Inc.	2.5
8. Allergan PLC	2.2
9. Humana, Inc.	2.2
10. Thermo Fisher Scientific, Inc.	2.1

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)	Sectors (Common Stocks):

% of Net Assets
Information Technology	33.9
Health Care	19.8
Consumer Discretionary	18.2
Industrials	13.8
Consumer Staples	6.2
Financials	3.5
Energy	2.5
Telecommunication Services	1.7
Materials	0.5

100.1

96

Ohio National Fund, Inc.	Bristol Growth Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 100.1%		Shares	Value
CONSUMER DISCRETIONARY – 18.2%
Delphi Automotive PLC (Auto Components)		33,695	$2,109,307
MGM Resorts International (Hotels, Restaurants & Leisure)	(a)	94,899	2,147,564
Newell Brands, Inc. (Household Durables)		58,635	2,847,902
Amazon.com, Inc. (Internet & Catalog Retail)	(a)	6,026	4,312,326
Time Warner, Inc. (Media)		32,447	2,386,152
Twenty-First Century Fox, Inc. Class A (Media)		18,043	488,063
Lowe’s Cos., Inc. (Specialty Retail)		29,056	2,300,363
Deckers Outdoor Corp. (Textiles, Apparel & Luxury Goods)	(a)	31,211	1,795,257
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)		59,627	1,498,427
PVH Corp. (Textiles, Apparel & Luxury Goods)		13,312	1,254,390

			21,139,751

CONSUMER STAPLES – 6.2%
Coca-Cola Co. / The (Beverages)		35,658	1,616,377
Kellogg Co. (Food Products)		27,348	2,232,964
Pinnacle Foods, Inc. (Food Products)		25,053	1,159,704
Colgate-Palmolive Co. (Household Products)		28,969	2,120,531

			7,129,576

ENERGY – 2.5%
Schlumberger Ltd. (Energy Equip. & Svs.)		16,519	1,306,322
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)		10,812	1,634,883

			2,941,205

FINANCIALS – 3.5%
Bank of New York Mellon Corp. / The (Capital Markets)		54,996	2,136,595
Prudential Financial, Inc. (Insurance)		27,442	1,957,712

			4,094,307

HEALTH CARE – 19.8%
AbbVie, Inc. (Biotechnology)		10,447	646,774
Celgene Corp. (Biotechnology)	(a)	17,940	1,769,422
Juno Therapeutics, Inc. (Biotechnology)	(a)	25,421	977,183
TESARO, Inc. (Biotechnology)	(a)	35,006	2,942,254
Danaher Corp. (Health Care Equip. & Supplies)		21,013	2,122,313
Aetna, Inc. (Health Care Providers & Svs.)		18,452	2,253,543
HCA Holdings, Inc. (Health Care Providers & Svs.)	(a)	23,549	1,813,509
Humana, Inc. (Health Care Providers & Svs.)		14,007	2,519,579
UnitedHealth Group, Inc. (Health Care Providers & Svs.)		4,907	692,868
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		16,392	2,422,082
Allergan PLC (Pharmaceuticals)	(a)	11,010	2,544,301
Mylan NV (Pharmaceuticals)	(a)	52,295	2,261,236

			22,965,064

INDUSTRIALS – 13.8%
Hexcel Corp. (Aerospace & Defense)		41,943	1,746,507
Huntington Ingalls Industries, Inc. (Aerospace & Defense)		10,863	1,825,310

Common Stocks (Continued)		Shares	Value
INDUSTRIALS (continued)
FedEx Corp. (Air Freight & Logistics)		15,013	$2,278,673
AECOM (Construction & Engineering)	(a)	73,039	2,320,449
Rockwell Automation, Inc. (Electrical Equip.)		19,870	2,281,473
Stanley Black & Decker, Inc. (Machinery)		11,332	1,260,345
Xylem, Inc. (Machinery)		52,991	2,366,048
Union Pacific Corp. (Road & Rail)		22,291	1,944,890

			16,023,695

INFORMATION TECHNOLOGY – 33.9%
Harris Corp. (Communications Equip.)		28,770	2,400,569
Alibaba Group Holding Ltd. – ADR (Internet Software & Svs.)	(a)	20,684	1,644,999
Alphabet, Inc. Class A (Internet Software & Svs.)	(a)	3,368	2,369,489
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	4,315	2,986,411
Facebook, Inc. Class A (Internet Software & Svs.)	(a)	25,644	2,930,596
International Business Machines Corp. (IT Svs.)		15,915	2,415,579
MasterCard, Inc. Class A (IT Svs.)		11,957	1,052,933
Visa, Inc. (IT Svs.)		25,144	1,864,931
Broadcom Ltd. (Semiconductors & Equip.)		15,293	2,376,532
Intel Corp. (Semiconductors & Equip.)		36,760	1,205,728
NXP Semiconductors NV (Semiconductors & Equip.)	(a)	27,146	2,126,618
Adobe Systems, Inc. (Software)	(a)	23,666	2,266,966
Electronic Arts, Inc. (Software)	(a)	31,179	2,362,121
Microsoft Corp. (Software)		61,797	3,162,152
Oracle Corp. (Software)		58,697	2,402,468
Apple, Inc. (Tech. Hardware, Storage & Periph.)		37,607	3,595,229
Hewlett Packard Enterprise Co. (Tech. Hardware, Storage & Periph.)		116,842	2,134,703

			39,298,024

MATERIALS – 0.5%
Monsanto Co. (Chemicals)		5,407	559,138

TELECOMMUNICATION SERVICES – 1.7%
AT&T, Inc. (Diversified Telecom. Svs.)		18,298	790,657
Verizon Communications, Inc. (Diversified Telecom. Svs.)		21,574	1,204,692

			1,995,349

Total Common Stocks (Cost $106,031,149)			$116,146,109

Money Market Funds – 0.7%		Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class		356,278	$356,278
State Street Institutional U.S. Government Money Market Fund Institutional Class		412,876	412,876

Total Money Market Funds (Cost $769,154)			$769,154

Total Investments – 100.8% (Cost $106,800,303)	(b)		$116,915,263
Liabilities in Excess of Other Assets – (0.8)%			(973,847)

Net Assets – 100.0%			$115,941,416

Percentages are stated as a percent of net assets.

Abbreviations:

ADR: American Depositary Receipts

Footnotes:

(a)	Non-income producing security.

(b)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

97

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Objective/Strategy

The Risk Managed Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities (the “Balanced Component”) and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio (the “Risk Management Component”).

Performance as of June 30, 2016

Average Annual returns:
One year	1.65%
Since inception (5/1/14)	4.22%

Comments

For the six-month period ended June 30, 2016, the Risk Managed Balanced Portfolio returned 2.35% versus 4.60% for its benchmark, which is comprised of 55% S&P 500 Index and 45% Barclays Capital U.S. Aggregate Bond Index.

The period began with concerns over sluggish economic growth and the possibility of recession weighing heavily on global markets. Slower-than-expected growth in China, the implications of negative interest rates and weakness in commodities-related sectors also dragged markets down through early February. In a sharp reversal, risk assets rallied and crude oil prices reset within a higher trading band for much of the remaining period. By early April, a more optimistic outlook was in favor. Late in June, market participants met with a few surprises. First, June’s probable interest rate hike by the Federal Reserve (Fed) was derailed by a weak employment report from May. Questions about the health of the U.S. economy resurfaced, and the Fed lowered its projection for future interest rate hikes. June’s second surprise came from Europe, when voters in the United Kingdom (UK) opted to leave the European Union (EU). Risk assets tumbled immediately after the unexpected news, the dollar rose and yields on safe-haven government bonds fell. In the final days of the period, however, credit spreads and U.S. equities recaptured much of their post-Brexit slide.

The U.S. Treasury curve flattened over the last six months, as yields fell significantly across most tenors. The combination of Brexit concerns, slowing global growth and negative interest rate policies abroad triggered a rotation into U.S. Treasuries during the period.

The Balanced Component, sub-advised by Janus Capital Management LLC, seeks to provide consistent returns over time by allocating across the spectrum of fixed income and equity securities.

The Balanced Component’s equity sleeve underperformed its benchmark, the S&P 500 Index. Value equities, particularly more defensive names, outperformed growth during the period, which created a headwind for our growth tilt. On a sector basis, our Health Care exposure weighed on relative performance. Negative sentiment surrounded the Health Care sector early in the year, due in large part to political rhetoric about controlling drug prices. Questionable accounting and drug pricing tactics at a well-known specialty pharmaceutical company also spurred a sell-off in specialty pharmaceutical and biotechnology stocks in the first half of the period. Our Financials sector holdings also detracted on a relative basis, as they were negatively impacted by the large decline in rates over the six month period. Security selection in Consumer Staples was a relative contributor to the Portfolio’s performance. (1)

Allergan PLC was our largest detractor. Stock for the specialty pharmaceutical company traded down when the proposed merger between Allergan PLC and Pfizer, Inc. fell apart. We believe the sale of the company’s generics business to Teva Pharmaceutical Industries Ltd. will take place and think the move will strengthen Allergan PLC’s balance sheet and increase capital return potential. We also like the company’s product mix, as many of its products are not subject to government reimbursement. (1)

Regeneron Pharmaceuticals, Inc. also detracted from results. In addition to the general headwinds impacting biotech companies, slower than expected sales for one of the company’s drugs controlling cholesterol weighed on the stock, as did news that the company lost a court case with a competitor over patent infringement. We exited our position during the period. (1)

Norwegian Cruise Line Holdings Ltd. was another detractor. The stock traded down as geopolitical and macroeconomic concerns dampened expectations on demand for future discretionary spending, such as cruising. Strengthening oil prices also contributed to negative sentiment around future margins, although we believe the fuel environment is still very favorable. We remain encouraged by Norwegian Cruise Line Holdings Ltd.’s newer fleet and innovative portfolio of on-board offerings that we believe should increase customer spending over time. Additionally, our outlook for the industry remains positive. Increasing global demand in a number of markets has improved the overall supply/demand relationship, helping to enhance the industry’s outlook for higher returns on capital. (1)

While the aforementioned stocks detracted from performance, we were pleased by the results of other companies in the Portfolio. Dollar Tree, Inc. was a top contributor. The stock was up after the company reported strong earnings and continued to show progress in integrating Family Dollar Stores, Inc. We continue to be encouraged by the opportunity for Dollar Tree, Inc.’s management team to improve margins for the former Family Dollar Stores, Inc. franchise. Additionally, we believe dollar stores that offer consumers low price points remain well positioned in a relatively weak economic environment. (1)

Altria Group, Inc. also performed well. Volume growth for the tobacco company has continued to hold up relatively well for the industry, and the company has continued to maintain pricing discipline and grow profits. We like the holding for the high level of free cash flow returned to shareholders. (1)

The Hershey Co. was another leading contributor to performance. The stock advanced late in the period on news that Mondelez International, Inc., a confectionery, food, and beverage conglomerate, had sent Hershey Co. a takeover bid during the month. Although Hershey Co. rejected the bid, we believe that this action highlights the value of its brand and position in the U.S. market. (1)

The Balanced Component’s fixed income sleeve also underperformed its benchmark, the Barclays U.S. Aggregate Bond Index. We held our defensive stance for the period, seeking higher quality companies with solid balance sheets and strong fundamentals. We reduced U.S. dollar denominated global exposure and added shorter duration, more defensive U.S. focused names. Avoidance of security “pitfalls” continued to be a central theme, as we focused on preserving capital in this challenging market environment. (1)

Positioning in investment-grade corporate credit detracted from relative performance, primarily due to the shorter to intermediate duration of our exposure. Our out-of-index allocation to high-yield corporate credit also weighed on relative results. The more

98	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

defensive nature of our high-yield security selection has not kept up with the lower quality rally since credit spreads peaked near mid-February.

On a credit sector basis, relative detractors included security selection in banking and midstream energy, as well as our underweight allocation to electric utilities. Macro-economic challenges, including slower gross domestic product (GDP) growth globally and shifting monetary policy, weighed on the banking sector in several regions, as evidenced by the early 2016 sell-off in banking-related securities. Banking credits managed to retrace much of their losses by June’s end; however, Royal Bank of Scotland Group PLC, an individual detractor from relative performance, faced additional challenges mainly in the form of the UK’s vote to leave the EU. While we are mindful of the uncertainties around the future of the UK and the EU, we continue to like the company’s improving asset quality, capital building and plans for restructuring. The key points of our thesis will likely take longer to play out in the face of slower GDP growth and generally weaker capital markets. (1)

Hard disk manufacturer Seagate HDD Cayman also detracted from relative performance. Hard disk year-over-year demand has continued to weaken due to limited personal computer growth. Elevated issuance in the investment-grade segment of technology also weighed on spreads. While we have reduced the position, we remain constructive on an improving earnings outlook and a management team focused on deleveraging. (1)

Relative credit sector contributors included security selection and an overweight allocation in independent energy. Holdings in consumer products and building materials also contributed on a relative basis. Given recent dislocations in the Energy sector, we added energy exposure where we were able to identify strong risk-adjusted return potential in low-risk energy issuers with solid balance sheets. Energy performed well on the back of higher crude oil prices later in the period, and our overweight to independent energy contributed to relative results. ConocoPhillips Co. was one of our top relative contributors. We believe the multinational energy corporation can succeed in a sustained low oil price environment with its diversified production mix and broad geographic footprint. We like the company’s high-quality exploration and production assets and strong management team. (1)

Due to the visibility of their cash flows, defensive industriess, including consumer products, tend to outperform in periods of uncertain economic growth and market volatility. Newell Rubbermaid, Inc., an individual contributor to relative results, fits our focus of seeking corporate credit with stable free cash flows and a management team focused on balance sheet strength. The company, which manufactures and markets branded consumer products, recently purchased Jarden Corporation and has expressed commitment to delivering in the near-term. (1)

On an asset class basis, our cash position weighed on relative results. Cash is not used as a strategy within the Portfolio but is a frictional component of day-to-day investing. Our overweight to longer-dated Treasuries, which we utilize to hedge our corporate credit exposure, benefited from curve flattening and aided relative performance. The decline in rates aided our positioning in U.S. mortgage-backed securities (MBS) as well. The prepayment resistant nature of our positions proved beneficial in a falling rate environment. We focus on higher quality specified pools with higher coupons and less negative convexity than the positions in the index, making them less vulnerable to declining rates. (1)

The Portfolio’s Risk Management Component, sub-advised by AnchorPath Financial LLC, is a sleeve of derivatives and cash equivalents that seeks to enhance the risk-adjusted return of the Portfolio. Under normal circumstances, the Risk Management Component will represent approximately 20% of the Portfolio. Over the first half of 2016 this allocation ranged between 19.0% and 21.9%, and ended the period representing approximately 21.3% of the Portfolio. (1)

The Portfolio’s performance is enhanced on a risk-adjusted basis when the aggregate Portfolio achieves lower volatility with similar returns, or higher returns at similar volatility compared to a benchmark. Over the period, compared to the Balanced Component, the Risk Managed Balanced Portfolio’s risk adjusted returns were enhanced. The aggregate Portfolio achieved a 3.0% higher cumulative return and 1.9% lower annualized volatility than the Balanced Component over the six month period. The out-performance of the Risk Management Component was mainly attributable to gains on 10-year Treasury Note futures. (1)

We believe global growth will be under pressure following the UK’s unexpected decision to split from Brussels; the short-term outlook for Europe and the UK looks particularly grim. The vote has also increased the likelihood of additional central bank stimulus from the Bank of England and the European Central Bank, in our view. The Fed, which just a few months ago was signaling the possibility of a summer rate hike, likely won’t raise rates again in 2016; the question is now whether we will see additional easing in the U.S. Moreover, we anticipate continued volatility in the market given the upcoming U.S. election.

Although the U.S. economy has shown some recent signs of weakness – most notably the much weaker-than-expected May nonfarm payrolls number – the U.S. consumer appears to have remained resilient. Therefore, we plan to position the equity sleeve to capitalize on this strength and to avoid the more economically sensitive sectors. In general, we are looking for defensive areas with decent demand and the ability to grow regardless of global macro events. Our outlook for the energy sector remains cautious, given the persistent oversupply and the likelihood of a stronger dollar in the wake of the Brexit vote. Given the consistent growth in Health Care, we intend to maintain our modest overweight allocation to the sector. Overall, we favor innovative companies with products and services that enable them to take market share regardless of overall macroeconomic trends. (1)

Within the fixed income sleeve, we agree that domestic opportunities continue to look more favorable than those abroad. U.S. yields may be low, but they are comparatively higher than most developed countries – and positive, whereas a large percentage of the world’s sovereign debt now has negative yields. Yet, we believe caution in credit is warranted. Asset values in the U.S. are stretched, in our opinion, and we anticipate some weakness in second quarter revenue and earnings growth which will make current valuations more difficult to justify. Aggressive re-leveraging of corporate balance sheets, 2015’s record mergers and acquisitions activity and multiple large leveraged buyout announcements this year suggest the end of the credit cycle is drawing near. It is feasible that further stimulus from the world’s major central banks – to help markets cope with Brexit – may support credit in the short term; however, we are mindful that markets can go only so far on accommodative monetary policy and little in the way of accelerated fundamentals.

We foresee range bound to higher spreads in the latter half of 2016. Spread widening can be extremely violent, and break-evens are tight, making security avoidance, in our opinion, all the more important in the months to come. Our Treasury positioning is con-

99	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

centrated further out on the curve to hedge our credit exposure, while in corporate credit we continue to favor shorter- to intermediate-term issuance in which we believe we have a clearer insight on the issuers’ fundamentals and ability to pay down debt. Our defensive posture in the fixed income sleeve remains intact as we seek to deliver on our central tenet of capital preservation and strong risk-adjusted returns.

(1)	The Portfolio’s composition is subject to change. Holdings and weightings are as of June 30, 2016.

Change in Value of $10,000 Investment

The S&P 500 index is a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the effects of reinvested dividends.

The Barclays Capital U.S. Aggregate Bond Index measures returns of U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, high quality corporate bonds, mortgage pass-through securities, and asset-backed securities publicly offered for sale in the U.S. The index’s securities must have at least one year remaining to maturity; they must also be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable.

Portfolio Composition as of June 30, 2016 (1)

% of Net Assets
Common Stocks (4)	46.1
Corporate Bonds (4)	11.7
Preferred Stocks (4)	0.3
Trust Preferred Securities (4)	0.3
Preferred Stock Depository Receipts (4)	0.3
Master Limited Partnerships (4)	0.9
Asset-Backed / Mortgage-Backed Securities (4)	1.8
U.S. Treasury Obligations	10.2
U.S. Government Agency Mortgage-Backed Securities	7.5
Purchased Options	6.5
Money Market Funds Less Net Liabilities	14.4

100.0

Top 10 Portfolio Holdings as of June 30, 2016 (1) (2) (3)

% of Net Assets
1. Microsoft Corp.	2.2
2. Bristol-Myers Squibb Co.	2.0
3. Amgen, Inc.	2.0
4. MasterCard, Inc. Class A	1.9
5. Boeing Co. / The	1.9
6. Altria Group, Inc.	1.8
7. Alphabet, Inc. Class C	1.8
8. NIKE, Inc. Class B	1.7
9. AbbVie, Inc.	1.6
10. LyondellBasell Industries NV Class A	1.4

(1)	Composition of Portfolio subject to change.

(2)	Short-term investments have been excluded from the list of Top 10 Portfolio Holdings.

(3)	Top 10 Portfolio Holdings is presented at an individual security level. Total investment exposure by issuer may be higher.

(4)

Sectors (Common Stocks, Corporate Bonds, Preferred Stocks, Trust Preferred Securities, Preferred Stock Depository Receipts, Master Limited Partnerships, Asset-Backed Securities / Mortgage-Backed Securities):

% of Net Assets
Financials	12.9
Consumer Discretionary	11.4
Information Technology	10.4
Health Care	8.8
Industrials	7.2
Consumer Staples	6.7
Materials	2.5
Energy	1.0
Utilities	0.3
Telecommunication Services	0.2

61.4

100

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio

Schedule of Investments	June 30, 2016 (Unaudited)

Common Stocks – 46.1%		Shares	Value
CONSUMER DISCRETIONARY – 9.6%
General Motors Co. (Automobiles)		72,606	$2,054,750
Norwegian Cruise Line Holdings Ltd. (Hotels, Restaurants & Leisure)	(a)	27,873	1,110,460
Six Flags Entertainment Corp. (Hotels, Restaurants & Leisure)		9,003	521,724
Starbucks Corp. (Hotels, Restaurants & Leisure)		26,735	1,527,103
Priceline Group, Inc. / The (Internet & Catalog Retail)	(a)	1,868	2,332,030
Mattel, Inc. (Leisure Products)		31,139	974,339
Comcast Corp. Class A (Media)		32,121	2,093,968
Time Warner, Inc. (Media)		18,029	1,325,853
Dollar Tree, Inc. (Multiline Retail)	(a)	21,542	2,030,118
Home Depot, Inc. / The (Specialty Retail)		20,677	2,640,246
NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)		65,921	3,638,839

			20,249,430

CONSUMER STAPLES – 5.6%
Costco Wholesale Corp. (Food & Staples Retailing)		17,649	2,771,599
Kroger Co. / The (Food & Staples Retailing)		35,383	1,301,741
Hershey Co. / The (Food Products)		18,666	2,118,404
Kimberly-Clark Corp. (Household Products)		12,541	1,724,137
Altria Group, Inc. (Tobacco)		55,640	3,836,934

			11,752,815

FINANCIALS – 5.6%
U.S. Bancorp (Banks)		41,956	1,692,085
Morgan Stanley (Capital Markets)		37,980	986,720
TD Ameritrade Holding Corp. (Capital Markets)		40,528	1,154,035
American Express Co. (Consumer Finance)		18,080	1,098,541
Synchrony Financial (Consumer Finance)	(a)	69,363	1,753,497
CME Group, Inc. (Diversified Financial Svs.)		20,669	2,013,161
Colony Capital, Inc. (Real Estate Investment Trusts)		55,886	857,850
MGM Growth Properties, LLC Class A (Real Estate Investment Trusts)		16,139	430,588
Outfront Media, Inc. (Real Estate Investment Trusts)		24,835	600,262
CBRE Group, Inc. (Real Estate Mgmt. & Development)	(a)	48,308	1,279,196

			11,865,935

HEALTH CARE – 7.9%
AbbVie, Inc. (Biotechnology)		52,999	3,281,168
Amgen, Inc. (Biotechnology)		27,295	4,152,934
Celgene Corp. (Biotechnology)	(a)	4,278	421,939
Medtronic PLC (Health Care Equip. & Supplies)		15,944	1,383,461
Aetna, Inc. (Health Care Providers & Svs.)		8,976	1,096,239
Allergan plc (Pharmaceuticals)	(a)	7,016	1,621,328
Bristol-Myers Squibb Co. (Pharmaceuticals)		56,708	4,170,873
Eli Lilly & Co. (Pharmaceuticals)		6,817	536,839

			16,664,781

INDUSTRIALS – 6.4%
Boeing Co. / The (Aerospace & Defense)		30,385	3,946,100
General Dynamics Corp. (Aerospace & Defense)		5,931	825,833
Honeywell International, Inc. (Aerospace & Defense)		23,678	2,754,225
Northrop Grumman Corp. (Aerospace & Defense)		8,185	1,819,362
United Parcel Service, Inc. Class B (Air Freight & Logistics)		8,286	892,568
General Electric Co. (Industrial Conglomerates)		65,561	2,063,860
CSX Corp. (Road & Rail)		47,502	1,238,852

			13,540,800

INFORMATION TECHNOLOGY – 9.3%
Alphabet, Inc. Class C (Internet Software & Svs.)	(a)	5,395	3,733,880
Accenture PLC Class A (IT Svs.)		9,767	1,106,503
Automatic Data Processing, Inc. (IT Svs.)		9,835	903,541
MasterCard, Inc. Class A (IT Svs.)		45,793	4,032,532
Adobe Systems, Inc. (Software)	(a)	25,866	2,477,704
Microsoft Corp. (Software)		88,936	4,550,855
Apple, Inc. (Tech. Hardware, Storage & Periph.)		29,814	2,850,218

			19,655,233

MATERIALS – 1.7%
E.I. du Pont de Nemours & Co. (Chemicals)		12,200	790,560
LyondellBasell Industries NV Class A (Chemicals)		39,114	2,910,864

			3,701,424

Total Common Stocks (Cost $96,203,165)			$97,430,418

101	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds – 11.7%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 1.1%
ZF North America Capital, Inc. (Auto Components)	(b)	4.000%	04/29/2020	$200,000	$205,124
ZF North America Capital, Inc. (Auto Components)	(b)	4.750%	04/29/2025	234,000	237,070
General Motors Co. (Automobiles)		4.875%	10/02/2023	205,000	217,899
General Motors Financial Co., Inc. (Automobiles)		3.700%	05/09/2023	67,000	67,436
1011778 B.C. ULC / New Red Finance, Inc. (Hotels, Restaurants & Leisure)	(b)	4.625%	01/15/2022	179,000	181,685
Aramark Services, Inc. (Hotels, Restaurants & Leisure)	(b)	5.125%	01/15/2024	21,000	21,420
Brinker International, Inc. (Hotels, Restaurants & Leisure)		3.875%	05/15/2023	120,000	121,778
D.R. Horton, Inc. (Household Durables)		4.750%	05/15/2017	64,000	65,320
D.R. Horton, Inc. (Household Durables)		3.750%	03/01/2019	128,000	129,920
MDC Holdings, Inc. (Household Durables)		5.500%	01/15/2024	46,000	45,540
Newell Rubbermaid, Inc. (Household Durables)	(f)	3.150%	04/01/2021	48,000	50,011
Newell Rubbermaid, Inc. (Household Durables)	(f)	3.850%	04/01/2023	45,000	47,737
Newell Rubbermaid, Inc. (Household Durables)	(f)	4.200%	04/01/2026	241,000	261,387
Toll Brothers Finance Corp. (Household Durables)		5.875%	02/15/2022	74,000	79,624
Toll Brothers Finance Corp. (Household Durables)		4.375%	04/15/2023	37,000	36,445
Charter Communications Operating LLC / Charter Communications Operating Capital (Media)	(b)	4.464%	07/23/2022	150,000	161,501
Time Warner Cable, Inc. (Media)		5.850%	05/01/2017	102,000	105,589
UBM PLC (Media)	(b)(f)	5.750%	11/03/2020	50,000	54,109
Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	(b)	4.625%	05/15/2024	196,000	196,490

					2,286,085

CONSUMER STAPLES – 1.1%
Anheuser-Busch InBev Finance, Inc. (Beverages)		2.650%	02/01/2021	109,000	112,952
Anheuser-Busch InBev Finance, Inc. (Beverages)		3.300%	02/01/2023	287,000	301,946
Anheuser-Busch InBev Finance, Inc. (Beverages)		3.650%	02/01/2026	184,000	196,937
Molson Coors Brewing Co. (Beverages)		3.000%	07/15/2026	124,000	123,945
Molson Coors Brewing Co. (Beverages)		4.200%	07/15/2046	49,000	49,245
CVS Health Corp. (Food & Staples Retailing)		2.800%	07/20/2020	290,000	301,854
CVS Health Corp. (Food & Staples Retailing)		4.750%	12/01/2022	69,000	78,823
CVS Health Corp. (Food & Staples Retailing)		5.000%	12/01/2024	87,000	101,869
Sysco Corp. (Food & Staples Retailing)		2.500%	07/15/2021	37,000	37,813
Sysco Corp. (Food & Staples Retailing)		3.300%	07/15/2026	93,000	96,536
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		2.600%	06/01/2021	42,000	42,692
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		3.100%	06/01/2023	26,000	26,433
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		3.450%	06/01/2026	107,000	110,007
Walgreens Boots Alliance, Inc. (Food & Staples Retailing)		4.650%	06/01/2046	18,000	19,211
Kraft Heinz Foods Co. (Food Products)	(b)	2.800%	07/02/2020	102,000	105,930
Kraft Heinz Foods Co. (Food Products)	(b)	3.500%	07/15/2022	98,000	104,095
Kraft Heinz Foods Co. (Food Products)	(b)	3.000%	06/01/2026	104,000	105,113
Smithfield Foods, Inc. (Food Products)	(b)	5.250%	08/01/2018	36,000	36,360
Wm. Wrigley Jr. Co. (Food Products)	(b)	2.400%	10/21/2018	338,000	344,708

					2,296,469

ENERGY – 1.0%
Helmerich & Payne International Drilling Co. (Energy Equip. & Svs.)		4.650%	03/15/2025	153,000	163,322
Oceaneering International, Inc. (Energy Equip. & Svs.)		4.650%	11/15/2024	52,000	50,301
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.375%	09/15/2017	6,000	6,315
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		4.850%	03/15/2021	25,000	26,518
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		5.550%	03/15/2026	87,000	96,118
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)		6.600%	03/15/2046	65,000	78,536
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		5.700%	05/15/2017	31,000	31,892
Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)		5.900%	02/01/2018	58,000	61,275
Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)		5.700%	10/15/2019	4,000	4,231
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		5.875%	05/01/2022	88,000	92,184
Cimarex Energy Co. (Oil, Gas & Consumable Fuels)		4.375%	06/01/2024	37,000	38,709
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		4.950%	03/15/2026	173,000	196,103
ConocoPhillips Co. (Oil, Gas & Consumable Fuels)		4.200%	03/15/2021	104,000	112,329
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		6.300%	01/15/2019	43,000	46,584
Devon Energy Corp. (Oil, Gas & Consumable Fuels)		2.250%	12/15/2018	206,000	204,547
Energy Transfer Partners LP (Oil, Gas & Consumable Fuels)		4.150%	10/01/2020	81,000	82,218
Hess Corp. (Oil, Gas & Consumable Fuels)		8.125%	02/15/2019	44,000	49,034
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		5.000%	10/01/2021	156,000	165,221
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.300%	05/01/2024	121,000	122,089
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		3.950%	09/01/2022	82,000	83,463
Kinder Morgan Energy Partners LP (Oil, Gas & Consumable Fuels)		4.150%	02/01/2024	29,000	29,160
Motiva Enterprises LLC (Oil, Gas & Consumable Fuels)	(b)	5.750%	01/15/2020	27,000	29,541
Phillips 66 Partners LP (Oil, Gas & Consumable Fuels)		3.605%	02/15/2025	40,000	39,325
Spectra Energy Partners LP (Oil, Gas & Consumable Fuels)		4.750%	03/15/2024	128,000	140,734
Western Gas Partners LP (Oil, Gas & Consumable Fuels)		5.375%	06/01/2021	224,000	236,196

					2,185,945

102	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS – 4.5%
Bank of America Corp. (Banks)		5.750%	08/15/2016	$65,000	$65,309
Bank of America Corp. (Banks)		4.450%	03/03/2026	243,000	254,289
Bank of America Corp. (Banks)		5.700%	05/02/2017	107,000	110,765
CIT Group, Inc. (Banks)	(b)	5.500%	02/15/2019	92,000	96,255
CIT Group, Inc. (Banks)		4.250%	08/15/2017	346,000	352,401
Citigroup, Inc. (Banks)		4.450%	09/29/2027	123,000	126,455
Citizens Financial Group, Inc. (Banks)		4.300%	12/03/2025	183,000	192,711
JPMorgan Chase & Co. (Banks)		4.250%	10/01/2027	210,000	223,115
Royal Bank of Scotland Group PLC (Banks)		6.100%	06/10/2023	132,000	135,050
Santander UK PLC (Banks)	(b)	5.000%	11/07/2023	488,000	500,932
SVB Financial Group (Banks)		5.375%	09/15/2020	126,000	140,665
Wells Fargo & Co. (Banks)		3.000%	04/22/2026	62,000	63,198
Carlyle Holdings Finance LLC (Capital Markets)	(b)	3.875%	02/01/2023	72,000	75,054
Charles Schwab Corp. / The (Capital Markets)		3.000%	03/10/2025	82,000	85,660
E*TRADE Financial Corp. (Capital Markets)		5.375%	11/15/2022	173,000	182,515
E*TRADE Financial Corp. (Capital Markets)		4.625%	09/15/2023	239,000	241,988
Goldman Sachs Group, Inc. / The (Capital Markets)		5.625%	01/15/2017	93,000	95,051
Goldman Sachs Group, Inc. / The (Capital Markets)		3.750%	02/25/2026	182,000	190,960
Lazard Group LLC (Capital Markets)		6.850%	06/15/2017	29,000	30,327
Lazard Group LLC (Capital Markets)		4.250%	11/14/2020	153,000	162,870
Lazard Group LLC (Capital Markets)		3.750%	02/13/2025	33,000	32,820
Morgan Stanley (Capital Markets)		2.450%	02/01/2019	193,000	196,624
Morgan Stanley (Capital Markets)		4.875%	11/01/2022	59,000	64,617
Morgan Stanley (Capital Markets)		3.950%	04/23/2027	132,000	133,145
Murray Street Investment Trust I (Capital Markets)		4.647%	03/09/2017	82,000	83,842
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	5.875%	03/15/2022	355,000	370,531
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. (Capital Markets)	(b)	4.875%	04/15/2045	153,000	135,325
Raymond James Financial, Inc. (Capital Markets)		5.625%	04/01/2024	335,000	383,229
Scottrade Financial Services, Inc. (Acquired 05/03/2016 through 05/05/2016, Cost $43,625)(Capital Markets)	(b)(f)(g)	6.125%	07/11/2021	41,000	44,117
Stifel Financial Corp. (Capital Markets)		4.250%	07/18/2024	64,000	65,667
TD Ameritrade Holding Corp. (Capital Markets)		3.625%	04/01/2025	286,000	306,515
TD Ameritrade Holding Corp. (Capital Markets)		2.950%	04/01/2022	161,000	167,769
Ally Financial, Inc. (Consumer Finance)		8.000%	12/31/2018	41,000	44,793
American Express Co. (Consumer Finance)	(c)	6.800%	9/1/2066	204,000	203,745
American Express Credit Corp. (Consumer Finance)		2.250%	05/05/2021	164,000	166,963
Discover Financial Services (Consumer Finance)		3.950%	11/06/2024	123,000	126,122
Discover Financial Services (Consumer Finance)		3.750%	03/04/2025	142,000	143,121
Synchrony Financial (Consumer Finance)		3.000%	08/15/2019	115,000	117,269
Synchrony Financial (Consumer Finance)		2.600%	01/15/2019	7,000	7,074
Berkshire Hathaway, Inc. (Diversified Financial Svs.)		3.125%	03/15/2026	76,000	79,731
Intercontinental Exchange, Inc. (Diversified Financial Svs.)		3.750%	12/01/2025	163,000	175,931
International Lease Finance Corp. (Diversified Financial Svs.)	(b)	6.750%	09/01/2016	106,000	106,530
International Lease Finance Corp. (Diversified Financial Svs.)		8.750%	03/15/2017	74,000	77,256
LeasePlan Corp. NV (Diversified Financial Svs.)	(b)	2.500%	05/16/2018	293,000	293,115
Voya Financial, Inc. (Diversified Financial Svs.)	(c)	5.650%	5/15/2053	102,000	96,135
CNO Financial Group, Inc. (Insurance)		4.500%	05/30/2020	39,000	40,365
CNO Financial Group, Inc. (Insurance)		5.250%	05/30/2025	114,000	117,420
Primerica, Inc. (Insurance)		4.750%	07/15/2022	265,000	291,742
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		4.600%	04/01/2022	208,000	225,041
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		2.750%	01/15/2020	132,000	133,168
Alexandria Real Estate Equities, Inc. (Real Estate Investment Trusts)		4.500%	07/30/2029	118,000	122,731
American Tower Corp. (Real Estate Investment Trusts)		3.500%	01/31/2023	25,000	25,872
American Tower Corp. (Real Estate Investment Trusts)		3.450%	09/15/2021	14,000	14,574
American Tower Corp. (Real Estate Investment Trusts)		3.300%	02/15/2021	155,000	161,713
American Tower Corp. (Real Estate Investment Trusts)		4.400%	02/15/2026	87,000	94,502
American Tower Corp. (Real Estate Investment Trusts)		3.375%	10/15/2026	223,000	224,280
Crown Castle International Corp. (Real Estate Investment Trusts)		5.250%	01/15/2023	115,000	129,065
Crown Castle International Corp. (Real Estate Investment Trusts)		4.875%	04/15/2022	198,000	217,444
Post Apartment Homes LP (Real Estate Investment Trusts)		4.750%	10/15/2017	46,000	47,487
Senior Housing Properties Trust (Real Estate Investment Trusts)		6.750%	12/15/2021	55,000	62,297
SL Green Realty Corp. (Real Estate Investment Trusts)		7.750%	03/15/2020	111,000	129,774
SL Green Realty Corp. (Real Estate Investment Trusts)		5.000%	08/15/2018	77,000	80,756
Jones Lang LaSalle, Inc. (Real Estate Mgmt. & Development)		4.400%	11/15/2022	154,000	160,807
Kennedy-Wilson, Inc. (Real Estate Mgmt. & Development)		5.875%	04/01/2024	245,000	238,875

					9,465,469

103	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
HEALTH CARE – 0.9%
AbbVie, Inc. (Biotechnology)		3.200%	05/14/2026	$215,000	$217,386
Becton Dickinson and Co. (Health Care Equip. & Supplies)		1.800%	12/15/2017	160,000	161,317
Aetna, Inc. (Health Care Providers & Svs.)		2.400%	06/15/2021	89,000	90,953
Aetna, Inc. (Health Care Providers & Svs.)		2.800%	06/15/2023	65,000	66,449
Aetna, Inc. (Health Care Providers & Svs.)		3.200%	06/15/2026	154,000	158,607
Express Scripts Holding Co. (Health Care Providers & Svs.)		4.500%	02/25/2026	232,000	255,011
Express Scripts Holding Co. (Health Care Providers & Svs.)		3.400%	03/01/2027	125,000	125,137
Express Scripts Holding Co. (Health Care Providers & Svs.)		4.800%	07/15/2046	76,000	75,950
Fresenius Medical Care U.S. Finance II, Inc. (Health Care Providers & Svs.)	(b)	5.875%	01/31/2022	61,000	66,871
HCA, Inc. (Health Care Providers & Svs.)		3.750%	03/15/2019	93,000	96,255
Universal Health Services, Inc. (Health Care Providers & Svs.)	(b)	4.750%	08/01/2022	79,000	80,352
Universal Health Services, Inc. (Health Care Providers & Svs.)	(b)	5.000%	06/01/2026	73,000	73,183
Life Technologies Corp. (Life Sciences Tools & Svs.)		6.000%	03/01/2020	112,000	126,406
Thermo Fisher Scientific, Inc. (Life Sciences Tools & Svs.)		3.300%	02/15/2022	86,000	89,526
Actavis Funding SCS (Pharmaceuticals)		3.000%	03/12/2020	263,000	270,991

					1,954,394

INDUSTRIALS – 0.7%
Southwest Airlines Co. (Airlines)		5.125%	03/01/2017	79,000	81,149
Masco Corp. (Building Products)		3.500%	04/01/2021	80,000	81,624
Owens Corning (Building Products)		4.200%	12/01/2024	65,000	68,045
CNH Industrial Capital LLC (Machinery)		3.625%	04/15/2018	103,000	103,000
Verisk Analytics, Inc. (Professional Svs.)		5.800%	05/01/2021	192,000	220,237
Verisk Analytics, Inc. (Professional Svs.)		4.875%	01/15/2019	55,000	58,642
Verisk Analytics, Inc. (Professional Svs.)		4.125%	09/12/2022	102,000	108,623
Verisk Analytics, Inc. (Professional Svs.)		5.500%	06/15/2045	166,000	170,813
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	3.375%	03/15/2018	87,000	89,308
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	4.250%	01/17/2023	135,000	141,410
Penske Truck Leasing Co. LP / PTL Finance Corp. (Road & Rail)	(b)	2.500%	06/15/2019	53,000	53,577
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (Trading Companies & Distributors)		4.625%	10/30/2020	242,000	250,894

					1,427,322

INFORMATION TECHNOLOGY – 1.1%
Harris Corp. (Communications Equip.)		4.250%	10/01/2016	82,000	82,497
FLIR Systems, Inc. (Electronic Equip., Instr. & Comp.)		3.750%	09/01/2016	101,000	101,453
Trimble Navigation Ltd. (Electronic Equip., Instr. & Comp.)		4.750%	12/01/2024	249,000	259,683
Fidelity National Information Services, Inc. (IT Svs.)		5.000%	03/15/2022	14,000	14,587
Fidelity National Information Services, Inc. (IT Svs.)		3.625%	10/15/2020	81,000	85,614
Fidelity National Information Services, Inc. (IT Svs.)		4.500%	10/15/2022	100,000	110,767
Fidelity National Information Services, Inc. (IT Svs.)		5.000%	10/15/2025	246,000	279,397
Total System Services, Inc. (IT Svs.)		4.800%	04/01/2026	251,000	272,313
Total System Services, Inc. (IT Svs.)		3.800%	04/01/2021	82,000	86,840
TSMC Global Ltd. (Semiconductors & Equip.)	(b)	1.625%	04/03/2018	348,000	348,465
Cadence Design Systems, Inc. (Software)		4.375%	10/15/2024	224,000	231,550
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.750%	01/01/2025	339,000	268,234
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		5.750%	12/01/2034	84,000	59,010
Seagate HDD Cayman (Tech. Hardware, Storage & Periph.)		4.875%	06/01/2027	76,000	54,910

					2,255,320

MATERIALS – 0.8%
Albemarle Corp. (Chemicals)		4.150%	12/01/2024	109,000	114,186
Albemarle Corp. (Chemicals)		5.450%	12/01/2044	146,000	155,762
Ashland, Inc. (Chemicals)		3.875%	04/15/2018	90,000	91,800
Hanson Ltd. (Construction Materials)		6.125%	08/15/2016	150,000	150,188
Martin Marietta Materials, Inc. (Construction Materials)		4.250%	07/02/2024	86,000	91,640
Vulcan Materials Co. (Construction Materials)		7.000%	06/15/2018	106,000	116,070
Vulcan Materials Co. (Construction Materials)		7.500%	06/15/2021	64,000	76,883
Vulcan Materials Co. (Construction Materials)		4.500%	04/01/2025	146,000	155,855
Ball Corp. (Containers & Packaging)		4.375%	12/15/2020	96,000	100,980
Alcoa, Inc. (Metals & Mining)		5.125%	10/01/2024	167,000	166,583
Reliance Steel & Aluminum Co. (Metals & Mining)		4.500%	04/15/2023	105,000	107,359
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.163%	11/15/2021	74,000	77,875
Georgia-Pacific LLC (Paper & Forest Products)	(b)	3.600%	03/01/2025	207,000	221,503

					1,626,684

TELECOMMUNICATION SERVICES – 0.2%
BellSouth, LLC (Diversified Telecom. Svs.)	(b)	4.400%	04/26/2017	358,000	366,950

UTILITIES – 0.3%
IPALCO Enterprises, Inc. (Electric Utilities)		5.000%	05/01/2018	76,000	79,420
PPL WEM Holdings Ltd. (Electric Utilities)	(b)	5.375%	05/01/2021	151,000	168,153

104	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Corporate Bonds (Continued)		Rate	Maturity	Face Amount	Value
UTILITIES (continued)
Southern Co. / The (Electric Utilities)		2.350%	07/01/2021	$203,000	$206,992
Southern Co. / The (Electric Utilities)		2.950%	07/01/2023	108,000	111,969
Southern Co. / The (Electric Utilities)		3.250%	07/01/2026	203,000	211,036

					777,570

Total Corporate Bonds (Cost $24,226,625)					$24,642,208

Preferred Stocks – 0.3%			Rate	Quantity	Value
FINANCIALS – 0.2%
Charles Schwab Corp. Series A / The (Capital Markets)	(d)		7.000%	168,000	$191,310
Discover Financial Services (Consumer Finance)			6.500%	7,550	199,622

					390,932

INDUSTRIALS – 0.1%
General Electric Co. (Industrial Conglomerates)	(d)		5.000%	177,000	188,062
General Electric Co. (Industrial Conglomerates)			4.700%	364	9,650

					197,712

Total Preferred Stocks (Cost $570,911)					$588,644

Trust Preferred Securities – 0.3%			Rate	Quantity	Value
FINANCIALS – 0.3%
Citigroup Capital XIII (Banks)	(d)		QL + 637	8,275	$269,825
JPMorgan Chase Capital XXI (Banks)	(d)		QL + 95	18,000	13,725
Goldman Sachs Capital I (Capital Markets)			6.345%	255,000	300,013

Total Trust Preferred Securities (Cost $575,775)					$583,563

Preferred Stock Depository Receipts – 0.3%			Rate	Quantity	Value
FINANCIALS – 0.3%
Bank of America Corp. (Banks)	(e)		8.000%	56,000	$55,650
Bank of America Corp. (Banks)	(e)		6.300%	102,000	107,992
Wells Fargo & Co. (Banks)	(e)		5.875%	92,000	98,095
Wells Fargo & Co. (Banks)	(e)		6.625%	1,800	53,568
Morgan Stanley (Capital Markets)	(e)		7.125%	2,750	81,593
Morgan Stanley (Capital Markets)	(e)		5.550%	172,000	170,383
Morgan Stanley (Capital Markets)	(e)		6.875%	5,150	148,011

Total Preferred Stock Depository Receipts (Cost $697,453)					$715,292

Master Limited Partnerships – 0.9%				Shares	Value
FINANCIALS – 0.9%
Blackstone Group LP / The (Capital Markets)				77,345	$1,898,046

Total Master Limited Partnerships (Cost $2,380,698)					$1,898,046

Asset-Backed / Mortgage-Backed Securities – 1.8%		Rate	Maturity	Face Amount	Value
CONSUMER DISCRETIONARY – 0.7%
Applebee’s Funding LLC / IHOP Funding LLC 2014-1 A2	(b)	4.277%	09/05/2044	$7,000	$7,125
CKE Restaurant Holdings, Inc. 2013-1A A2	(b)	4.474%	03/20/2043	428,063	428,413
Domino’s Pizza Master Issuer LLC 2012-1A A2	(b)	5.216%	01/25/2042	168,186	173,097
Domino’s Pizza Master Issuer LLC 2015-1A A2I	(b)	3.484%	10/25/2045	123,380	125,332
Hilton U.S.A. Trust 2013-HLT DFX	(b)	4.407%	11/05/2030	254,000	255,507
Hilton U.S.A. Trust 2013-HLT EFX	(b)	4.602%	11/05/2030	150,000	150,942
Taco Bell Funding, LLC 2016-1A A2I	(b)	3.832%	05/25/2046	133,000	134,623
Wendys Funding LLC 2015-1A A2I	(b)	3.371%	06/15/2045	84,363	84,827

					1,359,866

FINANCIALS – 1.1%
American Tower Trust I 13 1A	(b)	1.551%	03/15/2018	60,000	60,128
AmeriCredit Automobile Receivables 2016-1 D		3.590%	02/08/2022	81,000	83,159
AmeriCredit Automobile Receivables Trust 2012-4 E	(b)	3.820%	02/10/2020	145,000	146,232
AmeriCredit Automobile Receivables Trust 2015-2 D		3.000%	06/08/2021	20,000	20,233
AmeriCredit Automobile Receivables Trust 2016-2 D		3.650%	05/09/2022	63,000	64,624
Banc of America Commercial Mortgage Trust 2006-6 AJ		5.421%	10/10/2045	320,000	319,006
Banc of America Commercial Mortgage Trust 2007-3 AJ		5.723%	06/10/2049	45,303	45,532
COBALT CMBS Commercial Mortgage Trust 2007-C2		5.568%	04/15/2047	26,539	26,339
COMM 2007-C9 Mortgage Trust AJ		5.650%	12/10/2049	10,000	10,137
Commercial Mortgage Trust 2007-GG11 AM		5.867%	12/10/2049	25,000	25,862

105	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Asset-Backed / Mortgage-Backed Securities (Continued)		Rate	Maturity	Face Amount	Value
FINANCIALS (continued)
Core Industrial Trust 2015-TEXW E	(b)	3.977%	02/10/2034	$100,000	$95,136
GAHR Commericial Mortgage Trust 2015-NRF DFX	(b)	3.495%	12/15/2034	10,000	9,954
JP Morgan Chase Commercial Mortgage Securities Trust 2015-COSMO D	(b)	3.742%	01/15/2032	287,000	284,659
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP B	(b)	3.192%	07/15/2036	150,000	149,906
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP D	(b)	4.942%	07/15/2036	100,000	99,124
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES E	(b)	3.742%	09/05/2032	44,000	42,362
LB-UBS Commercial Mortgage Trust 2006-C1 AJ		5.276%	02/15/2041	162,527	160,908
LB-UBS Commercial Mortgage Trust 2007-C1 AJ		5.484%	02/15/2040	23,685	23,815
LB-UBS Commercial Mortgage Trust 2007-C7 AJ		6.449%	09/15/2045	43,782	43,797
Santander Drive Auto Receivables Trust 2015-1 D		3.240%	04/15/2021	341,000	346,132
Santander Drive Auto Receivables Trust 2015-4 D		3.530%	08/16/2021	53,000	54,710
Wachovia Bank Commercial Mortgage Trust Series 2007-C30 AM		5.383%	12/15/2043	46,628	47,434
Wachovia Bank Commercial Mortgage Trust Series 2007-C31 AJ		5.660%	04/15/2047	121,647	121,918
Wachovia Bank Commercial Mortgage Trust Series 2007-C33 AJ		6.147%	02/15/2051	81,969	81,292
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 AJ		6.141%	05/15/2046	33,843	33,505

					2,395,904

Total Asset-Backed / Mortgage-Backed Securities (Cost $3,778,173)					$3,755,770

U.S. Treasury Obligations – 10.2%		Rate	Maturity	Face Amount	Value
U.S. Treasury Note		0.625%	05/31/2017	$827,000	$827,776
U.S. Treasury Note		0.875%	04/15/2019	1,406,000	1,412,866
U.S. Treasury Note		0.875%	06/15/2019	82,000	82,410
U.S. Treasury Note		1.625%	12/31/2019	583,000	599,169
U.S. Treasury Note		1.750%	12/31/2020	533,000	551,426
U.S. Treasury Note		1.375%	01/31/2021	659,000	670,790
U.S. Treasury Note		1.125%	02/28/2021	1,871,000	1,884,301
U.S. Treasury Note		1.250%	03/31/2021	2,121,000	2,146,104
U.S. Treasury Note		1.125%	06/30/2021	591,000	594,001
U.S. Treasury Note		2.125%	09/30/2021	416,000	438,490
U.S. Treasury Note		2.125%	12/31/2021	583,000	614,814
U.S. Treasury Note		1.750%	05/15/2023	174,000	179,539
U.S. Treasury Note		1.375%	06/30/2023	108,000	108,582
U.S. Treasury Note		2.500%	08/15/2023	638,000	691,283
U.S. Treasury Note		2.750%	11/15/2023	813,000	896,459
U.S. Treasury Note		2.500%	05/15/2024	468,000	508,475
U.S. Treasury Note	(j)	2.250%	11/15/2024	1,865,000	1,990,231
U.S. Treasury Note		2.000%	02/15/2025	81,000	84,768
U.S. Treasury Note		2.000%	08/15/2025	690,000	721,697
U.S. Treasury Note		2.250%	11/15/2025	1,559,000	1,664,172
U.S. Treasury Note		1.625%	02/15/2026	177,000	179,102
U.S. Treasury Note		1.625%	05/15/2026	1,592,000	1,612,397
U.S. Treasury Note		3.750%	11/15/2043	502,000	662,856
U.S. Treasury Note		3.625%	02/15/2044	127,000	163,865
U.S. Treasury Note		3.375%	05/15/2044	112,000	138,149
U.S. Treasury Note		2.500%	02/15/2045	90,000	93,790
U.S. Treasury Note		3.000%	05/15/2045	131,000	150,706
U.S. Treasury Note		2.875%	08/15/2045	235,000	263,953
U.S. Treasury Note		3.000%	11/15/2045	910,000	1,047,246
U.S. Treasury Note		2.500%	02/15/2046	208,000	216,783
U.S. Treasury Note		2.500%	05/15/2046	323,000	336,967

Total U.S. Treasury Obligations (Cost $20,943,409)					$21,533,167

U.S. Government Agency Mortgage-Backed Securities – 7.5%		Rate	Maturity	Face Amount	Value
Fannie Mae Pool		6.000%	08/01/2022	$36,761	$40,019
Fannie Mae Pool		4.000%	03/01/2029	53,841	57,628
Fannie Mae Pool		4.000%	06/01/2029	6,193	6,614
Fannie Mae Pool		4.000%	07/01/2029	50,584	53,902
Fannie Mae Pool		4.000%	09/01/2029	231,394	245,899
Fannie Mae Pool		3.500%	10/01/2029	25,698	27,255
Fannie Mae Pool		3.500%	05/01/2033	379,599	404,153
Fannie Mae Pool		4.000%	04/01/2034	21,743	23,634
Fannie Mae Pool		5.500%	04/01/2040	264,119	298,602
Fannie Mae Pool		4.500%	01/01/2041	99,309	110,862
Fannie Mae Pool		5.500%	05/01/2041	6,379	7,212
Fannie Mae Pool		5.500%	06/01/2041	35,058	40,185
Fannie Mae Pool		5.500%	07/01/2041	35,925	40,617
Fannie Mae Pool		4.500%	11/01/2041	288,680	322,180
Fannie Mae Pool		5.500%	02/01/2042	148,758	168,038

106	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

U.S. Government Agency Mortgage-Backed Securities (Continued)	Rate	Maturity	Face Amount	Value
Fannie Mae Pool	4.000%	06/01/2042	$15,036	$16,307
Fannie Mae Pool	3.500%	07/01/2042	34,706	37,148
Fannie Mae Pool	4.000%	07/01/2042	112,699	122,156
Fannie Mae Pool	4.000%	08/01/2042	6,810	7,383
Fannie Mae Pool	4.000%	09/01/2042	8,972	9,730
Fannie Mae Pool	4.500%	11/01/2042	35,776	39,608
Fannie Mae Pool	4.000%	12/01/2042	5,512	6,030
Fannie Mae Pool	3.500%	01/01/2043	39,999	42,627
Fannie Mae Pool	3.500%	02/01/2043	60,730	64,719
Fannie Mae Pool	3.500%	02/01/2043	39,952	42,564
Fannie Mae Pool	4.500%	03/01/2043	192,112	215,241
Fannie Mae Pool	4.000%	07/01/2043	706,425	766,106
Fannie Mae Pool	4.000%	08/01/2043	21,637	23,461
Fannie Mae Pool	3.500%	04/01/2044	6,538	6,996
Fannie Mae Pool	3.500%	05/01/2044	46,746	50,160
Fannie Mae Pool	4.500%	05/01/2044	294,546	330,412
Fannie Mae Pool	5.500%	05/01/2044	97,906	110,584
Fannie Mae Pool	4.000%	06/01/2044	164,697	178,614
Fannie Mae Pool	5.000%	07/01/2044	231,031	262,258
Fannie Mae Pool	4.000%	07/01/2044	47,788	52,492
Fannie Mae Pool	4.500%	08/01/2044	70,013	78,572
Fannie Mae Pool	4.000%	08/01/2044	29,883	32,828
Fannie Mae Pool	4.500%	10/01/2044	44,512	49,859
Fannie Mae Pool	4.500%	10/01/2044	53,773	60,449
Fannie Mae Pool	3.500%	02/01/2045	50,158	53,458
Fannie Mae Pool	4.500%	03/01/2045	80,141	89,804
Fannie Mae Pool	4.500%	05/01/2045	30,206	33,970
Fannie Mae Pool	4.500%	05/01/2045	157,936	177,616
Fannie Mae Pool	4.000%	05/01/2045	70,083	77,081
Fannie Mae Pool	4.500%	06/01/2045	166,120	185,542
Fannie Mae Pool	4.000%	09/01/2045	198,014	216,243
Fannie Mae Pool	4.000%	10/01/2045	504,344	551,420
Fannie Mae Pool	4.500%	10/01/2045	330,617	370,582
Fannie Mae Pool	4.500%	10/01/2045	237,982	267,637
Fannie Mae Pool	4.000%	12/01/2045	88,386	97,289
Fannie Mae Pool	3.500%	01/01/2046	232,331	248,732
Fannie Mae Pool	3.500%	01/01/2046	227,963	244,144
Fannie Mae Pool	4.500%	02/01/2046	185,345	208,377
Fannie Mae Pool	4.500%	02/01/2046	77,618	87,122
Fannie Mae Pool	4.000%	04/01/2046	122,663	135,314
Fannie Mae Pool	4.500%	04/01/2046	118,520	134,241
Fannie Mae Pool	4.000%	05/01/2046	152,049	167,187
Freddie Mac Gold Pool	3.500%	07/01/2029	80,752	85,642
Freddie Mac Gold Pool	3.500%	09/01/2029	358,672	380,472
Freddie Mac Gold Pool	5.500%	08/01/2041	127,989	147,707
Freddie Mac Gold Pool	5.500%	08/01/2041	349,182	398,883
Freddie Mac Gold Pool	5.000%	03/01/2042	244,816	275,323
Freddie Mac Gold Pool	3.500%	02/01/2044	18,317	19,516
Freddie Mac Gold Pool	4.500%	05/01/2044	184,510	204,963
Freddie Mac Gold Pool	5.000%	07/01/2044	559,366	628,278
Freddie Mac Gold Pool	4.000%	08/01/2044	81,591	89,374
Freddie Mac Gold Pool	4.500%	06/01/2045	111,379	125,274
Freddie Mac Gold Pool	4.500%	10/01/2045	1,055,692	1,182,727
Freddie Mac Gold Pool	4.500%	02/01/2046	952,417	1,071,242
Freddie Mac Gold Pool	4.500%	02/01/2046	87,338	97,876
Ginnie Mae I Pool	7.500%	08/15/2033	50,766	61,044
Ginnie Mae I Pool	5.500%	02/15/2039	38,580	44,416
Ginnie Mae I Pool	5.000%	01/15/2040	230,929	258,678
Ginnie Mae I Pool	5.000%	05/15/2040	120,773	136,924
Ginnie Mae I Pool	4.500%	05/15/2041	86,177	98,905
Ginnie Mae I Pool	4.500%	05/15/2044	25,446	28,413
Ginnie Mae I Pool	5.000%	06/15/2044	77,103	87,600
Ginnie Mae I Pool	5.000%	06/15/2044	39,585	45,024
Ginnie Mae I Pool	5.000%	07/15/2044	31,611	35,884
Ginnie Mae I Pool	4.000%	01/15/2045	418,601	454,577
Ginnie Mae I Pool	4.000%	03/15/2045	1,017,660	1,102,573
Ginnie Mae I Pool	4.000%	04/15/2045	157,283	172,180
Ginnie Mae II Pool	5.500%	11/20/2037	5,346	6,085
Ginnie Mae II Pool	5.500%	05/20/2042	7,444	8,263
Ginnie Mae II Pool	5.000%	12/20/2044	389,173	443,184
Ginnie Mae II Pool	5.000%	09/20/2045	90,585	103,025
Ginnie Mae II Pool	4.000%	10/20/2045	225,923	245,178

Total U.S. Government Agency Mortgage-Backed Securities (Cost $15,679,024)				$15,838,093

107	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

Purchased Options – 6.5%		Expiration	Exercise Price	Contracts (h)	Value
S&P 500 Index Call Option		December 2017	$ 1,950.00	17	$405,960
S&P 500 Index Call Option		December 2017	2,000.00	9	185,940
S&P 500 Index Call Option		December 2017	2,050.00	4	66,160
S&P 500 Index Call Option		December 2017	2,100.00	9	135,000
S&P 500 Index Call Option		December 2018	2,050.00	10	215,000
S&P 500 Index Call Option		December 2018	2,100.00	32	639,712
S&P 500 Index Put Option		December 2017	1,950.00	17	244,324
S&P 500 Index Put Option		December 2017	2,000.00	9	144,000
S&P 500 Index Put Option		December 2017	2,050.00	4	67,320
S&P 500 Index Put Option		December 2017	2,100.00	9	180,000
S&P 500 Index Put Option		December 2018	2,050.00	10	236,300
S&P 500 Index Put Option		December 2018	2,100.00	32	877,152
SPDR S&P 500 ETF Trust Call Option		December 2017	195.00	42	102,480
SPDR S&P 500 ETF Trust Call Option		December 2017	200.00	465	978,360
SPDR S&P 500 ETF Trust Call Option		December 2017	205.00	420	756,000
SPDR S&P 500 ETF Trust Call Option		December 2017	210.00	425	646,000
SPDR S&P 500 ETF Trust Call Option		December 2017	215.00	137	166,592
SPDR S&P 500 ETF Trust Call Option		December 2017	220.00	99	96,228
SPDR S&P 500 ETF Trust Call Option		December 2018	200.00	94	237,068
SPDR S&P 500 ETF Trust Call Option		December 2018	205.00	244	536,312
SPDR S&P 500 ETF Trust Call Option		December 2018	210.00	569	1,138,000
SPDR S&P 500 ETF Trust Call Option		December 2018	215.00	35	60,025
SPDR S&P 500 ETF Trust Put Option		December 2017	195.00	42	60,018
SPDR S&P 500 ETF Trust Put Option		December 2017	200.00	465	757,485
SPDR S&P 500 ETF Trust Put Option		December 2017	205.00	420	766,920
SPDR S&P 500 ETF Trust Put Option		December 2017	210.00	425	865,725
SPDR S&P 500 ETF Trust Put Option		December 2017	215.00	137	306,332
SPDR S&P 500 ETF Trust Put Option		December 2017	220.00	99	251,460
SPDR S&P 500 ETF Trust Put Option		December 2018	200.00	94	220,618
SPDR S&P 500 ETF Trust Put Option		December 2018	205.00	244	618,540
SPDR S&P 500 ETF Trust Put Option		December 2018	210.00	569	1,603,442
SPDR S&P 500 ETF Trust Put Option		December 2018	215.00	35	106,400

Total Purchased Options (Cost $15,381,742)					$13,670,873

Money Market Funds – 14.9%				Shares	Value
State Street Institutional Liquid Reserves Fund Institutional Class				18,619,799	$18,619,799
State Street Institutional U.S. Government Money Market Fund Institutional Class				12,842,437	12,842,437

Total Money Market Funds (Cost $31,462,236)					$31,462,236

Total Investments – 100.5% (Cost $211,899,216)	(i)				$212,118,310
Liabilities in Excess of Other Assets – (0.5)%					(987,048)

Net Assets – 100.0%					$211,131,262

Percentages are stated as a percent of net assets.

Abbreviations:

QL: Quarterly U.S. LIBOR Rate, 0.654% on June 30, 2016

Footnotes:

(a)	Non-income producing security.

(b)	Security exempt from registration under Regulation D of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers under Rule 144A. At June 30, 2016, the value of these securities totaled $7,340,019, or 3.5% of the Portfolio’s net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

(c)	Security is a variable rate instrument in which the coupon rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Interest rates stated are those in effect at June 30, 2016.

(d)	Security is a variable rate preferred stock or trust preferred security in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at June 30, 2016.

(e)	Security is a variable rate preferred stock depository receipt in which the dividend rate is fixed until a later specified date, then is adjusted quarterly in concert with U.S. LIBOR. Dividend rates stated are those in effect at June 30, 2016.

(f)	Represents bonds that are credit sensitive. The coupon rates for these bonds are subject to adjustment based on changes in national credit rating agency ratings.

(g)	Represents a security deemed to be illiquid. At June 30, 2016, the value of illiquid securities in the Portfolio totaled $44,117, or 0.0% of the Portfolio’s net assets.

(h)	100 shares per contract.

(i)	Represents cost for financial reporting purposes, which may differ from cost basis for federal income tax purposes. See also Note 7 of the Notes to Financial Statements.

108	(continued)

Ohio National Fund, Inc.	Risk Managed Balanced Portfolio (Continued)

Schedule of Investments	June 30, 2016 (Unaudited)

(j)	Security is fully or partially pledged, in addition to $827,330 of cash, as collateral for the following futures contracts outstanding at June 30, 2016:

Type	Description	Expiration	Number of contracts	Contract at value	Initial contract amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini S&P 500 Contracts (United States)	September 16, 2016	281	$29,367,310	$28,352,694	$1,014,616
Long	10-Year U.S. Treasury Note Contracts (United States)	September 21, 2016	876	$116,494,313	$115,962,106	$532,207

				$145,861,623	$144,314,800	$1,546,823	$297,887

The accompanying notes are an integral part of these financial statements.

109

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2016 (Unaudited)

	Equity Portfolio	Bond Portfolio	Omni Portfolio	Capital Appreciation Portfolio	International Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio	Small Cap Growth Portfolio
Assets:
Investments in securities, at value*	$512,608,954	$162,178,383	$50,861,136	$418,782,270	$142,677,883	$64,307,861	$55,196,040	$234,134,763
Cash	—	—	—	—	15,226	—	—	—
Cash subject to usage restrictions	—	—	—	—	176,806	—	—	—
Foreign currencies, at value**	—	—	—	—	88,671	1,201	—	—
Receivable for securities sold	10,016,000	2,710,204	1,477,967	133,247	—	72,659	305,774	—
Receivable for fund shares sold	1,222,218	210,572	25,088	201,481	5,097,118	76,234	22,192	100,518
Dividends and accrued interest receivable	356,353	1,471,726	124,681	492,568	228,143	83,709	27,340	72,935
Foreign tax reclaim receivable	—	—	—	4,986	226,694	29,746	2,223	8,393
Prepaid expenses and other assets	5,403	1,674	482	4,340	1,530	721	527	2,345
Unrealized apppreciation on foreign currency contracts	—	—	—	—	192,732	177,528	—	—

Total assets	524,208,928	166,572,559	52,489,354	419,618,892	148,704,803	64,749,659	55,554,096	234,318,954

Liabilities:
Cash overdraft	—	—	—	—	—	—	1,117,650	—
Payable for securities purchased	5,002,510	3,589,272	1,539,539	3,062,943	—	672,342	1,369,907	—
Payable for fund shares redeemed	396,796	1,749,578	98,026	885,894	230,324	14,610	11,387	2,932,701
Payable for investment management services	325,423	75,142	24,788	260,504	99,371	54,465	34,054	150,470
Accrued custody expense	2,160	1,021	1,955	2,371	29,773	10,836	1,033	3,633
Accrued professional fees	7,011	5,712	5,308	6,652	5,676	5,391	5,320	5,959
Accrued accounting fees	26,876	14,883	8,123	22,148	8,422	4,279	3,401	13,364
Accrued printing and filing fees	18,498	5,399	1,997	14,949	5,541	3,046	1,918	8,388
Variation margin payable on futures contracts	—	—	—	—	1,863	—	—	—
Other fees payable	11,360	7,106	5,906	10,414	7,214	6,714	5,940	8,124
Withholding tax payable	—	—	—	—	42,627	37,675	338	—
Unrealized depreciation on foreign currency contracts	—	—	—	—	1,610,756	141,311	—	—

Total liabilities	5,790,634	5,448,113	1,685,642	4,265,875	2,041,567	950,669	2,550,948	3,122,639

Net assets	$518,418,294	$161,124,446	$50,803,712	$415,353,017	$146,663,236	$63,798,990	$53,003,148	$231,196,315

Net assets consist of:
Par value, $1 per share	$16,137,277	$9,636,938	$2,035,748	$12,556,068	$12,687,188	$2,369,405	$3,554,485	$9,241,553
Paid-in capital in excess of par value	499,782,770	143,639,867	45,205,859	374,467,918	208,060,818	51,526,236	38,636,356	199,166,292
Accumulated net realized gain (loss) on investments	(6,169,321)	(6,930,724)	1,001,307	24,497,303	(75,661,025)	6,687,603	4,322,215	3,634,150
Net unrealized appreciation (depreciation) on:
Investments	6,066,214	6,448,768	2,204,920	946,990	(3,003,280)	2,664,749	6,497,997	19,288,570
Foreign currency contracts	—	—	—	—	(1,418,024)	36,217	—
Futures contracts	—	—	—	—	(25,008)	—	—	—
Other foreign currency related transactions	—	—	—	(1,776)	(15,273)	(35,604)	(128)	(873)
Undistributed net investment income (loss)	2,601,354	8,329,597	355,878	2,886,514	6,037,840	550,384	(7,777)	(133,377)

Net assets	$518,418,294	$161,124,446	$50,803,712	$415,353,017	$146,663,236	$63,798,990	$53,003,148	$231,196,315

* Investments in securities, at cost	$506,542,740	$155,729,615	$48,656,216	$417,835,280	$145,681,163	$61,643,112	$48,698,043	$214,846,193

** Foreign currencies, at cost	$—	$—	$—	$—	$109,936	$1,386	$—	$—

Shares outstanding	16,137,277	9,636,938	2,035,748	12,556,068	12,687,188	2,369,405	3,554,485	9,241,553

Authorized Fund shares allocated to Portfolio	35,000,000	30,000,000	10,000,000	25,000,000	30,000,000	7,000,000	9,000,000	20,000,000

Net asset value per share	$32.13	$16.72	$24.96	$33.08	$11.56	$26.93	$14.91	$25.02

The accompanying notes are an integral part of these financial statements.

110

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2016 (Unaudited)

	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	ClearBridge Small Cap Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio	Bryton Growth Portfolio
Assets:
Investments in securities, at value*	$74,404,726	$434,012,596	$344,341,189	$194,224,757	$94,509,116	$134,422,586	$214,476,248	$161,687,507
Cash	—	3,058	—	234,911	—	84	—	—
Cash subject to usage restrictions	—	457,926	—	—	—	328,638	—	—
Receivable for securities sold	763,983	—	10,298,038	1,860,869	377,009	97,427	6,896,020	4,702,565
Receivable for fund shares sold	43,682	1,858,635	569,286	48,440	69,321	575,782	49,993	31,180
Dividends and accrued interest receivable	26,793	488,253	1,859,300	3,332,325	107,744	51,465	93,564	49,069
Foreign tax reclaim receivable	—	279	111,948	—	—	—	—	—
Variation margin receivable on futures contracts	—	24,835	—	—	—	3,885	—	—
Prepaid expenses and other assets	785	4,356	3,448	2,053	926	1,393	2,212	1,548

Total assets	75,239,969	436,849,938	357,183,209	199,703,355	95,064,116	135,481,260	221,518,037	166,471,869

Liabilities:
Payable for securities purchased	668,242	503,123	—	314,038	184,379	—	6,275,459	3,802,086
Payable for fund shares redeemed	349,213	1,103,538	13,772,871	2,833,463	1,357,746	238,668	2,272,647	6,338,302
Payable for investment management services	51,837	124,012	199,660	114,748	65,405	42,360	131,781	107,385
Accrued custody expense	1,912	5,699	4,676	1,958	2,135	1,484	2,295	3,402
Accrued professional fees	5,406	6,634	6,212	5,838	5,463	5,605	5,896	5,695
Accrued accounting fees	4,983	27,934	17,420	34,914	5,866	8,391	11,568	8,743
Accrued printing and filing fees	3,034	12,851	11,171	7,122	6,567	4,642	8,762	6,710
Other fees payable	6,251	10,099	9,001	7,539	6,419	6,941	7,941	7,211
Withholding tax payable	—	—	18,525	—	554	—	—	—

Total liabilities	1,090,878	1,793,890	14,039,536	3,319,620	1,634,534	308,091	8,716,349	10,279,534

Net assets	$74,149,091	$435,056,048	$343,143,673	$196,383,735	$93,429,582	$135,173,169	$212,801,688	$156,192,335

Net assets consist of:
Par value, $1 per share	$2,425,662	$19,248,738	$21,074,103	$11,506,805	$2,152,797	$11,867,501	$9,887,739	$8,424,032
Paid-in capital in excess of par value	59,080,014	263,139,230	240,960,065	178,312,939	70,272,544	70,006,655	173,878,006	151,180,188
Accumulated net realized gain (loss) on investments	3,764,268	9,098,107	19,154,452	(6,170,182)	15,137,999	4,587,263	15,814,485	5,533,747
Net unrealized appreciation (depreciation) on:
Investments	8,955,961	138,696,711	54,683,432	(5,325,744)	5,622,679	47,945,702	12,532,124	(8,467,009)
Futures contracts	—	24,736	—	—	—	3,802	—	—
Foreign currency related transactions	—	—	(47,578)	—	—	—	—	—
Undistributed net investment income (loss)	(76,814)	4,848,526	7,319,199	18,059,917	243,563	762,246	689,334	(478,623)

Net assets	$74,149,091	$435,056,048	$343,143,673	$196,383,735	$93,429,582	$135,173,169	$212,801,688	$156,192,335

* Investments in securities, at cost	$65,448,765	$295,315,885	$289,657,757	$199,550,501	$88,886,437	$86,476,884	$201,944,124	$170,154,516

Shares outstanding	2,425,662	19,248,738	21,074,103	11,506,805	2,152,797	11,867,501	9,887,739	8,424,032

Authorized Fund shares allocated to Portfolio	6,000,000	40,000,000	65,000,000	35,000,000	5,000,000	30,000,000	33,000,000	25,000,000

Net asset value per share	$30.57	$22.60	$16.28	$17.07	$43.40	$11.39	$21.52	$18.54

The accompanying notes are an integral part of these financial statements.

111

Ohio National Fund, Inc.

Statements of Assets and Liabilities	June 30, 2016 (Unaudited)

	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio
Assets:
Investments in securities, at value*	$901,302,911	$43,272,262	$116,915,263	$212,118,310
Cash	28,618	—	—	—
Cash subject to usage restrictions	—	—	—	827,330
Receivable for securities sold	822,875	—	2,036,746	4,629,215
Receivable for fund shares sold	6,308,196	6,299	23,935	631,413
Dividends and accrued interest receivable	3,353,572	77,710	45,818	543,261
Foreign tax reclaim receivable	—	10,278	—	—
Variation margin receivable on futures contracts	—	—	—	297,887
Prepaid expenses and other assets	9,247	455	1,201	1,885

Total assets	911,825,419	43,367,004	119,022,963	219,049,301

Liabilities:
Cash overdraft	—	4,181	—	966,623
Options written, at value**	37,500	—	—	—
Payable for securities purchased	4,111,509	—	1,985,095	6,468,352
Payable for fund shares redeemed	215,201	5,047	996,560	262,294
Payable for investment management services	435,770	21,139	75,073	151,040
Accrued custody expense	5,689	548	615	19,485
Accrued professional fees	5,730	5,290	5,544	5,823
Accrued accounting fees	49,371	4,100	6,753	33,568
Accrued printing and filing fees	25,819	1,817	5,186	4,548
Other fees payable	14,523	5,864	6,721	6,306
Withholding tax payable	4,754	3,941	—	—

Total liabilities	4,905,866	51,927	3,081,547	7,918,039

Net assets	$906,919,553	$43,315,077	$115,941,416	$211,131,262

Net assets consist of:
Par value, $1 per share	$47,551,166	$3,120,522	$6,538,955	$19,350,097
Paid-in capital in excess of par value	827,524,413	43,996,594	87,685,061	187,328,115
Accumulated net realized gain (loss) on investments	11,725,528	(4,021,036)	11,321,606	1,576,517
Net unrealized appreciation (depreciation) on:
Investments	8,609,666	(211,586)	10,114,960	219,094
Futures contracts	—	—	—	1,546,823
Other foreign currency related transactions	(338)	—	—	4
Written options	32,170	—	—	—
Undistributed net investment income	11,476,948	430,583	280,834	1,110,612

Net assets	$906,919,553	$43,315,077	$115,941,416	$211,131,262

* Investments in securities, at cost	$892,693,245	$43,483,848	$106,800,303	$211,899,216

** Premiums received on options written	$69,670	$—	$—	$—

Shares outstanding	47,551,166	3,120,522	6,538,955	19,350,097

Authorized Fund shares allocated to Portfolio	80,000,000	10,000,000	20,000,000	35,000,000

Net asset value per share	$19.07	$13.88	$17.73	$10.91

The accompanying notes are an integral part of these financial statements.

112

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2016 (Unaudited)

	Equity Portfolio	Bond Portfolio	Omni Portfolio	Capital Appreciation Portfolio	International Portfolio	International Small-Mid Company Portfolio	Aggressive Growth Portfolio	Small Cap Growth Portfolio
Investment income:
Interest	$—	$3,233,581	$220,292	$—	$1,808	$—	$757	$3,733
Dividends, net of taxes withheld*	4,415,172	4,580	226,196	4,006,787	2,672,788	917,446	226,414	1,000,937

Total investment income	4,415,172	3,238,161	446,488	4,006,787	2,674,596	917,446	227,171	1,004,670

Expenses:
Management fees	1,918,921	447,611	134,409	1,545,860	610,155	348,487	198,961	869,845
Custodian fees	8,686	3,527	6,766	8,370	57,082	26,848	2,525	9,832
Directors’ fees	33,073	10,343	2,936	26,505	9,266	4,403	3,247	14,267
Professional fees	33,196	16,306	10,774	28,454	15,720	12,006	11,033	19,382
Accounting fees	41,544	23,322	12,401	34,550	22,084	10,990	5,480	20,963
Administration fees	6,599	5,932	5,797	6,306	7,307	7,228	5,816	6,083
Printing and filing fees	17,914	5,265	1,939	14,419	5,448	2,845	1,869	8,106
Compliance expense	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Other	10,992	2,658	974	8,924	8,255	1,790	1,017	5,129

Total expenses	2,075,925	519,964	180,996	1,678,388	740,317	419,597	234,948	958,607

Net investment income (loss)	2,339,247	2,718,197	265,492	2,328,399	1,934,279	497,849	(7,777)	46,063

Realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions:
Net realized gain (loss) on:
Investments	(3,899,480)	939,361	(1,025,519)	(10,860,473)	3,328,208	394,342	389,421	(2,860,170)
Futures contracts	—	—	—	—	(357,875)	(135,475)	—	—
Foreign currency contracts	—	—	—	—	(2,479,869)	391,048	—	—
Other foreign currency related transactions	—	—	—	6,823	123,279	(10,790)	(38)	1,479
Change in unrealized appreciation/depreciation on:
Investments	2,514,533	10,374,778	1,497,606	10,545,146	(13,285,620)	(8,438,629)	(919,268)	2,474,373
Futures contracts	—	—	—	—	99,307	20,803	—	—
Foreign currency contracts	—	—	—	—	(1,271,497)	(426,893)	—	—
Other foreign currency related transactions	—	—	—	1,007	(4,833)	(7,756)	67	(682)

Net realized/unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(1,384,947)	11,314,139	472,087	(307,497)	(13,848,900)	(8,213,350)	(529,818)	(385,000)

Change in net assets from operations	$954,300	$14,032,336	$737,579	$2,020,902	$(11,914,621)	$(7,715,501)	$(537,595)	$(338,937)

* Taxes withheld	$—	$—	$108	$109,281	$385,715	$80,263	$1,415	$11,449

The accompanying notes are an integral part of these financial statements.

113

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2016 (Unaudited)

	Mid Cap Opportunity Portfolio	S&P 500® Index Portfolio	Strategic Value Portfolio	High Income Bond Portfolio	ClearBridge Small Cap Portfolio	Nasdaq-100® Index Portfolio	Bristol Portfolio	Bryton Growth Portfolio
Investment income:
Interest	$—	$—	$—	$6,433,076	$—	$—	$—	$—
Dividends, net of taxes withheld*	279,765	4,644,880	7,073,450	4,859	669,062	931,127	1,402,064	189,686

Total investment income	279,765	4,644,880	7,073,450	6,437,935	669,062	931,127	1,402,064	189,686

Expenses:
Management fees	311,055	725,257	1,153,514	681,283	373,979	254,816	773,043	600,145
Custodian fees	5,193	17,761	11,903	6,540	4,114	4,610	8,094	9,043
Directors’ fees	4,786	26,815	21,136	12,597	5,684	8,499	13,487	9,267
Professional fees	12,167	28,532	24,245	17,899	12,891	14,992	18,611	15,685
Accounting fees	7,975	44,171	27,624	56,100	9,275	13,432	18,031	13,470
Administration fees	5,826	6,287	6,136	5,975	5,830	5,857	5,936	5,852
Printing and filing fees	2,932	12,372	10,793	6,925	6,474	4,506	8,475	6,498
Compliance expense	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Other	1,645	8,379	10,799	3,374	2,252	2,894	4,595	3,349

Total expenses	356,579	874,574	1,271,150	795,693	425,499	314,606	855,272	668,309

Net investment income (loss)	(76,814)	3,770,306	5,802,300	5,642,242	243,563	616,521	546,792	(478,623)

Realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions:
Net realized gain (loss) on:
Investments	(1,357,619)	4,196,056	12,176,549	(5,194,633)	1,928,618	1,073,250	(5,219,789)	(13,237,456)
Futures contracts	—	90,746	—	—	—	58,276	—	—
Foreign currency related transactions	—	—	(79,348)	—	—	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	2,967,960	7,270,303	30,464,289	14,288,993	4,876,040	(6,526,771)	4,793,960	5,476,951
Futures contracts	—	24,736	—	—	—	3,802	—	—
Foreign currency related transactions	—	—	(29,220)	—	—	—	—	—

Net realized/unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	1,610,341	11,581,841	42,532,270	9,094,360	6,804,658	(5,391,443)	(425,829)	(7,760,505)

Change in net assets from operations	$1,533,527	$15,352,147	$48,334,570	$14,736,602	$7,048,221	$(4,774,922)	$120,963	$(8,239,128)

* Taxes withheld	$—	$—	$165,875	$—	$4,242	$—	$609	$—

The accompanying notes are an integral part of these financial statements.

114

Ohio National Fund, Inc.

Statements of Operations	For the Six-Month Period Ended June 30, 2016 (Unaudited)

	Balanced Portfolio	Target VIP Portfolio	Bristol Growth Portfolio	Risk Managed Balanced Portfolio
Investment income:
Interest	$5,528,269	$—	$—	$863,742
Dividends, net of taxes withheld**	6,330,496	510,886	736,934	921,628

Total investment income	11,858,765	510,886	736,934	1,785,370

Expenses:
Management fees	2,566,692	128,109	441,613	805,855
Custodian fees	19,244	3,437	4,750	33,225
Directors’ fees	56,848	2,771	7,308	11,750
Professional fees	51,022	11,639	14,045	17,380
Accounting fees	82,559	6,760	10,640	50,684
Administration fees	7,501	5,713	5,807	5,888
Printing and filing fees	27,024	1,749	5,048	4,632
Compliance expense	5,000	5,000	5,000	5,000
Other	17,694	6,329	2,451	5,275

Total expenses	2,833,584	171,507	496,662	939,689

Net investment income	9,025,181	339,379	240,272	845,681

Realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options:
Net realized gain (loss) on:
Investments	(15,039,116)	(384,987)	1,834,379	2,681,939
Futures contracts	—	—	—	1,416,196
Foreign currency related transactions	(382)	—	—	1,334
Written options	(2,084,331)	—	—	—
Change in unrealized appreciation/depreciation on:
Investments	13,110,226	153,356	627,640	(1,428,930)
Futures contracts	—	—	—	1,455,396
Foreign currency related transactions	477	—	—	4
Written options	(140,515)	—	—	—

Net realized/unrealized gain (loss) on investments, foreign currency related transactions, and written options	(4,153,641)	(231,631)	2,462,019	4,125,939

Change in net assets from operations	$4,871,540	$107,748	$2,702,291	$4,971,620

* Taxes withheld	$22,325	$27,250	$213	$—

The accompanying notes are an integral part of these financial statements.

115

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Equity Portfolio		Bond Portfolio		Omni Portfolio		Capital Appreciation Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in net assets:
Operations:
Net investment income	$2,339,247	$3,617,256	$2,718,197	$5,610,400	$265,492	$569,257	$2,328,399	$3,834,325
Net realized gain (loss) on investments and foreign currency related transactions	(3,899,480)	45,846,599	939,361	2,188,579	(1,025,519)	2,180,458	(10,853,650)	36,847,325
Change in unrealized appreciation/depreciation on investments	2,514,533	(62,046,849)	10,374,778	(11,088,723)	1,497,606	(2,270,120)	10,546,153	(46,512,351)

Change in net assets from operations	954,300	(12,582,994)	14,032,336	(3,289,744)	737,579	479,595	2,020,902	(5,830,701)

Distributions to shareholders:
Distributions from net investment income	—	(3,223,171)	—	—	—	(478,871)	—	(3,261,845)

Capital transactions:
Received from shares sold	23,617,343	130,000,804	23,802,408	45,521,831	15,036,673	22,103,189	18,659,341	63,158,311
Received from dividends reinvested	—	3,223,171	—	—	—	478,871	—	3,261,845
Paid for shares redeemed	(41,442,309)	(100,864,266)	(30,750,709)	(46,855,502)	(13,669,672)	(11,080,234)	(35,755,385)	(76,313,498)

Change in net assets from capital transactions	(17,824,966)	32,359,709	(6,948,301)	(1,333,671)	1,367,001	11,501,826	(17,096,044)	(9,893,342)

Change in net assets	(16,870,666)	16,553,544	7,084,035	(4,623,415)	2,104,580	11,502,550	(15,075,142)	(18,985,888)
Net assets:
Beginning of period	535,288,960	518,735,416	154,040,411	158,663,826	48,699,132	37,196,582	430,428,159	449,414,047

End of period	$518,418,294	$535,288,960	$161,124,446	$154,040,411	$50,803,712	$48,699,132	$415,353,017	$430,428,159

Undistributed net investment income	$2,601,354	$262,107	$8,329,597	$5,611,400	$355,878	$90,386	$2,886,514	$558,115

The accompanying notes are an integral part of these financial statements.

116

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	International Portfolio		International Small-Mid Company Portfolio		Aggressive Growth Portfolio		Small Cap Growth Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$1,934,279	$2,095,825	$497,849	$93,533	$(7,777)	$(43,862)	$46,063	$(275,332)
Net realized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	613,743	(6,614,913)	639,125	6,012,979	389,383	4,256,416	(2,858,691)	6,834,479
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(14,462,643)	4,449,966	(8,852,475)	(46,294)	(919,201)	(157,349)	2,473,691	(5,327,297)

Change in net assets from operations	(11,914,621)	(69,122)	(7,715,501)	6,060,218	(537,595)	4,055,205	(338,937)	1,231,850

Capital transactions:
Received from shares sold	14,716,059	18,999,736	6,590,204	27,350,020	11,192,840	19,273,663	22,245,813	80,445,971
Received from dividends reinvested	—	—	—	—	—	—	—	—
Paid for shares redeemed	(15,115,761)	(34,323,447)	(13,402,636)	(22,637,681)	(9,003,894)	(11,902,340)	(28,945,567)	(55,586,735)

Change in net assets from capital transactions	(399,702)	(15,323,711)	(6,812,432)	4,712,339	2,188,946	7,371,323	(6,699,754)	24,859,236

Change in net assets	(12,314,323)	(15,392,833)	(14,527,933)	10,772,557	1,651,351	11,426,528	(7,038,691)	26,091,086
Net assets:
Beginning of period	158,977,559	174,370,392	78,326,923	67,554,366	51,351,797	39,925,269	238,235,006	212,143,920

End of period	$146,663,236	$158,977,559	$63,798,990	$78,326,923	$53,003,148	$51,351,797	$231,196,315	$238,235,006

Undistributed net investment income (loss)	$6,037,840	$4,103,561	$550,384	$52,535	$(7,777)	$—	$(133,377)	$(179,440)

The accompanying notes are an integral part of these financial statements.

117

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Mid Cap Opportunity Portfolio		S&P 500® Index Portfolio		Strategic Value Portfolio		High Income Bond Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$(76,814)	$(181,194)	$3,770,306	$6,969,435	$5,802,300	$11,456,581	$5,642,242	$12,384,157
Net realized gain on investments, futures contracts, and foreign currency related transactions	(1,357,619)	6,123,950	4,286,802	7,650,057	12,097,201	6,865,294	(5,194,633)	(949,435)
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	2,967,960	(10,394,162)	7,295,039	(9,995,310)	30,435,069	(5,120,840)	14,288,993	(17,429,312)

Change in net assets from operations	1,533,527	(4,451,406)	15,352,147	4,624,182	48,334,570	13,201,035	14,736,602	(5,994,590)

Distributions to shareholders:
Distributions from net investment income .	—	—	—	(5,803,104)	—	(9,545,259)	—	—

Capital transactions:
Received from shares sold	6,275,951	15,062,479	68,472,810	121,420,565	44,324,990	40,593,584	12,948,573	30,680,501
Received from dividends reinvested	—	—	—	5,803,104	—	9,545,259	—	—
Paid for shares redeemed	(12,363,758)	(18,579,706)	(59,492,550)	(103,525,243)	(59,324,653)	(76,596,758)	(25,522,453)	(60,565,349)

Change in net assets from capital transactions	(6,087,807)	(3,517,227)	8,980,260	23,698,426	(14,999,663)	(26,457,915)	(12,573,880)	(29,884,848)

Change in net assets	(4,554,280)	(7,968,633)	24,332,407	22,519,504	33,334,907	(22,802,139)	2,162,722	(35,879,438)
Net assets:
Beginning of period	78,703,371	86,672,004	410,723,641	388,204,137	309,808,766	332,610,905	194,221,013	230,100,451

End of period	$74,149,091	$78,703,371	$435,056,048	$410,723,641	$343,143,673	$309,808,766	$196,383,735	$194,221,013

Undistributed net investment income (loss)	$(76,814)	$—	$4,848,526	$1,078,220	$7,319,199	$1,516,899	$18,059,917	$12,417,675

The accompanying notes are an integral part of these financial statements.

118

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	ClearBridge Small Cap Portfolio		Nasdaq-100® Index Portfolio		Bristol Portfolio		Bryton Growth Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in net assets:
Operations:
Net investment income (loss)	$243,563	$(234,376)	$616,521	$1,035,803	$546,792	$1,286,447	$(478,623)	$(928,394)
Net realized gain (loss) on investments, futures contracts, and foreign currency related transactions	1,928,618	13,222,203	1,131,526	3,980,078	(5,219,789)	22,223,785	(13,237,456)	20,443,670
Change in unrealized appreciation/depreciation on investments, futures contracts, and foreign currency related transactions	4,876,040	(14,029,088)	(6,522,969)	6,340,633	4,793,960	(13,681,233)	5,476,951	(24,955,849)

Change in net assets from operations	7,048,221	(1,041,261)	(4,774,922)	11,356,514	120,963	9,828,999	(8,239,128)	(5,440,573)

Distributions to shareholders:
Distributions from net investment income	—	—	—	(890,078)	—	(1,143,905)	—	—

Capital transactions:
Received from shares sold	6,928,895	40,142,976	28,383,919	45,816,486	12,682,121	24,394,898	20,177,593	33,757,924
Received from dividends reinvested	—	—	—	890,078	—	1,143,905	—	—
Paid for shares redeemed	(14,551,001)	(20,589,393)	(27,002,733)	(40,292,164)	(18,684,113)	(47,557,762)	(17,914,725)	(45,234,692)

Change in net assets from capital transactions	(7,622,106)	19,553,583	1,381,186	6,414,400	(6,001,992)	(22,018,959)	2,262,868	(11,476,768)

Change in net assets	(573,885)	18,512,322	(3,393,736)	16,880,836	(5,881,029)	(13,333,865)	(5,976,260)	(16,917,341)
Net assets:
Beginning of period	94,003,467	75,491,145	138,566,905	121,686,069	218,682,717	232,016,582	162,168,595	179,085,936

End of period	$93,429,582	$94,003,467	$135,173,169	$138,566,905	$212,801,688	$218,682,717	$156,192,335	$162,168,595

Undistributed net investment income (loss)	$243,563	$—	$762,246	$145,725	$689,334	$142,542	$(478,623)	$—

The accompanying notes are an integral part of these financial statements.

119

Ohio National Fund, Inc.

Statements of Changes in Net Assets

	Balanced Portfolio		Target VIP Portfolio		Bristol Growth Portfolio		Risk Managed Balanced Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015	Six-Month Period Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Increase (Decrease) in net assets:
Operations:
Net investment income	$9,025,181	$13,669,039	$339,379	$802,799	$240,272	$536,338	$845,681	$669,425
Net realized gain (loss) on investments, futures contracts, foreign currency related transactions, and written options	(17,123,829)	29,262,363	(384,987)	2,814,877	1,834,379	10,012,228	4,099,469	(2,218,021)
Change in unrealized appreciation/depreciation on investments, futures contracts, foreign currency related transactions, and written options	12,970,188	(32,385,091)	153,356	(5,122,274)	627,640	(3,703,251)	26,470	799,826

Change in net assets from operations	4,871,540	10,546,311	107,748	(1,504,598)	2,702,291	6,845,315	4,971,620	(748,770)

Distributions to shareholders:
Distributions from net investment income	—	(11,143,284)	—	(711,595)	—	(495,776)	—	(376,684)

Capital transactions:
Received from shares sold	94,221,004	192,294,038	1,122,320	3,534,416	6,197,133	40,862,885	64,963,250	140,396,888
Received from dividends reinvested	—	11,143,284	—	711,595	—	495,776	—	376,684
Paid for shares redeemed	(57,095,028)	(171,051,951)	(4,187,247)	(10,899,471)	(9,183,149)	(55,536,366)	(13,127,628)	(19,130,791)

Change in net assets from capital transactions	37,125,976	32,385,371	(3,064,927)	(6,653,460)	(2,986,016)	(14,177,705)	51,835,622	121,642,781

Change in net assets	41,997,516	31,788,398	(2,957,179)	(8,869,653)	(283,725)	(7,828,166)	56,807,242	120,517,327
Net assets:
Beginning of period	864,922,037	833,133,639	46,272,256	55,141,909	116,225,141	124,053,307	154,324,020	33,806,693

End of period	$906,919,553	$864,922,037	$43,315,077	$46,272,256	$115,941,416	$116,225,141	$211,131,262	$154,324,020

Undistributed net investment income	$11,476,948	$2,451,767	$430,583	$91,204	$280,834	$40,562	$1,110,612	$264,931

The accompanying notes are an integral part of these financial statements.

120

Ohio National Fund, Inc.

Financial Highlights

	Equity Portfolio						Bond Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012			2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of period	$32.02		$33.44	$29.41	$21.54	$18.88	$15.33		$15.65	$14.78	$15.07	$14.05
Operations:
Net investment income	0.15		0.21	0.12	0.27	0.35	0.31		0.56	0.50	0.56	0.51
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.04)		(1.44)	4.02	7.84	2.61	1.08		(0.88)	0.37	(0.85)	0.51

Total from operations	0.11		(1.23)	4.14	8.11	2.96	1.39		(0.32)	0.87	(0.29)	1.02

Distributions:
Distributions from net investment income	—		(0.19)	(0.11)	(0.24)	(0.30)	—		—	—	—	—

Net asset value, end of period	$32.13		$32.02	$33.44	$29.41	$21.54	$16.72		$15.33	$15.65	$14.78	$15.07

Total return	0.34	%*	–3.69%	14.07%	37.69%	15.69%	9.07	%*	–2.04%	5.89%	–1.92%	7.26%
Ratios and supplemental data:
Net assets at end of period (in millions)	$518.4		$535.3	$518.7	$221.4	$186.5	$161.1		$154.0	$158.7	$151.6	$172.2
Ratios to average net assets:
Expenses	0.82	%**	0.81%	0.83%	0.87%	0.89%	0.65	%**	0.64%	0.64%	0.66%	0.66%
Net investment income	0.93	%**	0.69%	0.69%	0.98%	1.55%	3.42	%**	3.46%	3.34%	3.34%	3.41%
Portfolio turnover rate	23	%*	47%	46%	43%	48%	44	%*	93%	35%	15%	18%

*	Not annualized

**	Annualized

The accompanying notes are an integral part of these financial statements.

121

Ohio National Fund, Inc.

Financial Highlights

	Omni Portfolio						Capital Appreciation Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012			2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of period	$24.43		$24.15	$21.74	$16.82	$15.21	$32.88		$33.82	$31.24	$23.32	$19.95
Operations:
Net investment income	0.13		0.28	0.26	0.24	0.26	0.19		0.29	0.08	0.13	0.15
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	0.40		0.24	2.37	4.89	1.57	0.01		(0.98)	2.59	7.91	3.36

Total from operations	0.53		0.52	2.63	5.13	1.83	0.20		(0.69)	2.67	8.04	3.51

Distributions:
Distributions from net investment income	—		(0.24)	(0.22)	(0.21)	(0.22)	—		(0.25)	(0.09)	(0.12)	(0.14)

Net asset value, end of period	$24.96		$24.43	$24.15	$21.74	$16.82	$33.08		$32.88	$33.82	$31.24	$23.32

Total return	2.17	%*	2.15%	12.12%	30.53%	12.04%	0.61	%*	–2.05%	8.54%	34.51%	17.59%
Ratios and supplemental data:
Net assets at end of period (in millions)	$50.8		$48.7	$37.2	$37.9	$33.2	$415.4		$430.4	$449.4	$138.0	$115.7
Ratios to average net assets:
Expenses	0.81	%**	0.77%	0.77%	0.79%	0.81%	0.82	%**	0.80%	0.83%	0.88%	0.90%
Net investment income	1.19	%**	1.23%	1.06%	1.17%	1.49%	1.14	%**	0.86%	0.56%	0.45%	0.66%
Portfolio turnover rate	106	%*	186%	198%	210%	179%	29	%*	69%	67%	49%	39%

*	Not annualized

**	Annualized

The accompanying notes are an integral part of these financial statements.

122

Ohio National Fund, Inc.

Financial Highlights

	International Portfolio							International Small-Mid Company Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,					Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015		2014	2013	2012			2015		2014	2013	2012
Selected per-share data:
Net asset value, beginning of period	$12.50		$12.55		$13.85	$12.41	$10.32	$29.98		$27.39		$30.03	$23.52	$19.17
Operations:
Net investment income	0.15		0.19		0.18	0.23	0.20	0.21		0.03		0.12	0.12	0.17
Net realized and unrealized gain (loss) on investments, futures contracts, foreign currency contracts, and other foreign currency related transactions	(1.09)		(0.24)		(1.48)	1.21	1.89	(3.26)		2.56		(2.76)	6.39	4.18

Total from operations	(0.94)		(0.05)		(1.30)	1.44	2.09	(3.05)		2.59		(2.64)	6.51	4.35

Net asset value, end of period	$11.56		$12.50		$12.55	$13.85	$12.41	$26.93		$29.98		$27.39	$30.03	$23.52

Total return	–7.52	%*	–0.40	% (a)	–9.39%	11.60%	20.25%	–10.17	%*	9.46	% (a)	–8.79%	27.68%	22.69%
Ratios and supplemental data:
Net assets at end of period (in millions)	$146.7		$159.0		$174.4	$189.4	$180.3	$63.8		$78.3		$67.6	$77.0	$64.5
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	1.01	%**	1.00%		0.84%	0.75%	1.02%	1.20	%**	1.23%		1.18%	1.19%	1.21%
Net investment income	2.64	%**	1.21%		1.43%	1.52%	1.65%	1.43	%**	0.12%		0.38%	0.40%	0.64%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	1.01	%**	1.00%		1.00%	1.01%	1.02%	1.43	%**	1.23%		1.18%	1.19%	1.21%
Portfolio turnover rate	25	%*	72%		95%	53%	61%	13	%*	58%		65%	51%	55%

*	Not annualized

**	Annualized

(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in the period and such performance may be difficult to repeat.

The accompanying notes are an integral part of these financial statements.

123

Ohio National Fund, Inc.

Financial Highlights

	Aggressive Growth Portfolio						Small Cap Growth Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012			2015		2014	2013		2012
Selected per-share data:
Net asset value, beginning of period	$15.09		$13.70	$12.50	$9.51	$7.74	$25.01		$25.07		$22.65	$15.59		$13.21
Operations:
Net investment income (loss)	—		(0.01)	(0.03)	(0.02)	0.03	—		(0.03)		(0.05)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(0.18)		1.40	1.23	3.01	1.74	0.01		(0.03)		2.47	7.09		2.41

Total from operations	(0.18)		1.39	1.20	2.99	1.77	0.01		(0.06)		2.42	7.06		2.38

Net asset value, end of period	$14.91		$15.09	$13.70	$12.50	$9.51	$25.02		$25.01		$25.07	$22.65		$15.59

Total return	–1.19	%*	10.15%	9.60%	31.44%	22.87%	0.04	%*	–0.24	% (a)	10.64%	45.29%		18.02%
Ratios and supplemental data:
Net assets at end of period (in millions)	$53.0		$51.4	$39.9	$39.4	$33.1	$231.2		$238.2		$212.1	$109.5		$35.0
Ratios to average net assets:
Expenses	0.94	%**	0.93%	0.94%	0.97%	0.99%	0.86	%**	0.85%		0.89%	1.04%		1.10%
Net investment income (loss)	–0.03	%**	–0.10%	–0.23%	–0.25%	0.34%	0.04	%**	–0.12%		–0.31%	–0.29%		–0.20%
Portfolio turnover rate	26%		60%	55%	60%	17%	8	%*	37%		58%	69	%(b)	65%

*	Not annualized

**	Annualized

(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in the period and such performance may be difficult to repeat.

(b)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 146%.

The accompanying notes are an integral part of these financial statements.

124

Ohio National Fund, Inc.

Financial Highlights

	Mid Cap Opportunity Portfolio							S&P 500® Index Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,					Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015		2014	2013	2012			2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of period	$29.90		$31.49		$28.24	$21.32	$17.81	$21.82		$21.93	$19.63	$15.08	$13.25
Operations:
Net investment income (loss)	(0.03)		(0.07)		(0.05)	(0.07)	(0.02)	0.19		0.37	0.32	0.26	0.26
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	0.70		(1.52)		3.30	6.99	3.53	0.59		(0.17)	2.25	4.52	1.78

Total from operations	0.67		(1.59)		3.25	6.92	3.51	0.78		0.20	2.57	4.78	2.04

Distributions:
Distributions from net investment income	—		—		—	—	—	—		(0.31)	(0.27)	(0.23)	(0.21)

Net asset value, end of period	$30.57		$29.90		$31.49	$28.24	$21.32	$22.60		$21.82	$21.93	$19.63	$15.08

Total return	2.24	%*	–5.05	% (a)	11.51%	32.46%	19.71%	3.57	%*	0.91%	13.11%	31.74%	15.40%
Ratios and supplemental data:
Net assets at end of period (in millions)	$74.1		$78.7		$86.7	$83.0	$67.1	$435.1		$410.7	$388.2	$314.9	$207.8
Ratios to average net assets:
Expenses	0.97	%**	0.94%		0.94%	0.96%	0.98%	0.43	%**	0.41%	0.43%	0.45%	0.48%
Net investment income (loss)	–0.21	%**	–0.21%		–0.18%	–0.28%	–0.09%	1.84	%**	1.72%	1.64%	1.68%	1.87%
Portfolio turnover rate	30	%*	59%		61%	44%	45%	9	%*	14%	11%	15%	7%

*	Not annualized

**	Annualized

(a)	Initial Public Offering (IPO) investments had a significant impact on the total return in the period and such performance may be difficult to repeat.

The accompanying notes are an integral part of these financial statements.

125

Ohio National Fund, Inc.

Financial Highlights

	Strategic Value Portfolio						High Income Bond Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012			2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of period	$14.07		$13.92	$13.09	$11.09	$10.50	$15.82		$16.32	$15.88	$14.83	$12.97
Operations:
Net investment income	0.28		0.53	0.93	0.35	0.13	0.56		1.18	1.57	1.10	0.99
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	1.93		0.06	0.68	1.97	0.63	0.69		(1.68)	(1.13)	(0.05)	0.87

Total from operations	2.21		0.59	1.61	2.32	0.76	1.25		(0.50)	0.44	1.05	1.86

Distributions:
Distributions from net investment income	—		(0.44)	(0.78)	(0.32)	(0.17)	—		—	—	—	—

Net asset value, end of period	$16.28		$14.07	$13.92	$13.09	$11.09	$17.07		$15.82	$16.32	$15.88	$14.83

Total return	15.71	%*	4.26%	12.41%	21.00%	7.21%	7.90	%*	–3.06%	2.77%	7.08%	14.34%
Ratios and supplemental data:
Net assets at end of period (in millions)	$343.1		$309.8	$332.6	$397.7	$268.2	$196.4		$194.2	$230.1	$307.9	$311.9
Ratios to average net assets:
Expenses	0.79	%**	0.78%	0.78%	0.79%	0.82%	0.83	%**	0.80%	0.77%	0.77%	0.79%
Net investment income	3.60	%**	3.47%	5.37%	3.58%	3.84%	5.86	%**	5.65%	5.73%	6.36%	7.17%
Portfolio turnover rate	16	%*	13%	22%	22%	30%	14	%*	29%	33%	29%	35%

*	Not annualized

**	Annualized

The accompanying notes are an integral part of these financial statements.

126

Ohio National Fund, Inc.

Financial Highlights

	ClearBridge Small Cap Portfolio							Nasdaq-100® Index Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,					Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015		2014	2013	2012			2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of period	$40.00		$41.01		$40.03	$30.73	$27.00	$11.80		$10.88	$9.25	$6.85	$5.85
Operations:
Net investment income (loss)	0.11		(0.10)		(0.19)	(0.15)	(0.03)	0.05		0.09	0.12	0.07	0.06
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	3.29		(0.91)		1.17	9.45	3.76	(0.46)		0.91	1.62	2.39	0.99

Total from operations	3.40		(1.01)		0.98	9.30	3.73	(0.41)		1.00	1.74	2.46	1.05

Distributions:
Distributions from investment income	—		—		—	—	—	—		(0.08)	(0.11)	(0.06)	(0.05)

Net asset value, end of period	$43.40		$40.00		$41.01	$40.03	$30.73	$11.39		$11.80	$10.88	$9.25	$6.85

Total return	8.50	%*	–2.46%		2.45%	30.26%	13.81%	–3.47	%*	9.14%	18.77%	35.98%	17.88%
Ratios and supplemental data:
Net assets at end of period (in millions)	$93.4		$94.0		$75.5	$80.4	$55.1	$135.2		$138.6	$121.7	$95.8	$68.5
Ratios to average net assets:
Expenses	0.97	%**	1.01%		1.00%	1.01%	1.04%	0.48	%**	0.46%	0.48%	0.51%	0.53%
Net investment income (loss)	0.55	%**	–0.29%		–0.45%	–0.44%	–0.10%	0.94	%**	0.79%	1.23%	0.94%	0.98%
Portfolio turnover rate	14	%*	126	% (a)	44%	42%	42%	7	%*	19%	23%	43%	25%

*	Not annualized

**	Annualized

(a)	Effective September 25, 2015, the sub-adviser changed from Eagle Asset Managment, Inc. to ClearBridge, LLC. Costs of purchases and proceeds from sales of portfolio securities associated with the change in the sub-adviser contributed to a higher portfolio turnover rate for the year ended December 31, 2015 as compared to prior years or the current period.

The accompanying notes are an integral part of these financial statements.

127

Ohio National Fund, Inc.

Financial Highlights

	Bristol Portfolio						Bryton Growth Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013	2012			2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of period	$21.49		$20.75	$18.29	$13.01	$11.56	$19.60		$20.47	$19.28	$13.70	$12.31
Operations:
Net investment income (loss)	0.06		0.12	0.09	0.09	0.09	(0.06)		(0.11)	(0.09)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.03)		0.73	2.45	5.27	1.43	(1.00)		(0.76)	1.28	5.69	1.46

Total from operations	0.03		0.85	2.54	5.36	1.52	(1.06)		(0.87)	1.19	5.58	1.39

Distributions:
Distributions from net investment income	—		(0.11)	(0.08)	(0.08)	(0.07)	—		—	—	—	—

Net asset value, end of period	$21.52		$21.49	$20.75	$18.29	$13.01	$18.54		$19.60	$20.47	$19.28	$13.70

Total return	0.14	%*	4.08%	13.88%	41.21%	13.19%	–5.41	%*	–4.25%	6.17%	40.73%	11.29%
Ratios and supplemental data:
Net assets at end of period (in millions)	$212.8		$218.7	$232.0	$231.5	$204.9	$156.2		$162.2	$179.1	$180.8	$157.7
Ratios to average net assets:
Expenses	0.83	%**	0.81%	0.81%	0.82%	0.85%	0.91	%**	0.88%	0.88%	0.89%	0.93%
Net investment income (loss)	0.53	%**	0.55%	0.42%	0.51%	0.68%	–0.65	%**	–0.53%	–0.45%	–0.59%	–0.57%
Portfolio turnover rate	122	%*	228%	239%	269%	244%	87	%*	169%	178%	185%	152%

*	Not annualized

**	Annualized

The accompanying notes are an integral part of these financial statements.

128

Ohio National Fund, Inc.

Financial Highlights

	Balanced Portfolio							Target VIP Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,					Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,
			2015	2014	2013		2012			2015	2014	2013		2012
Selected per-share data:
Net asset value, beginning of period	$18.99		$18.96	$18.02	$15.76		$13.91	$13.81		$14.49	$13.70	$10.10		$8.89
Operations:
Net investment income	0.19		0.30	0.16	0.08		0.10	0.11		0.25	0.25	0.09		0.18
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and written options	(0.11)		(0.02)	0.92	2.32		1.75	(0.04)		(0.72)	0.77	3.61		1.17

Total from operations	0.08		0.28	1.08	2.40		1.85	0.07		(0.47)	1.02	3.70		1.35

Distributions:
Distributions from net investment income	—		(0.25)	(0.14)	(0.14)		—	—		(0.21)	(0.23)	(0.10)		(0.14)

Net asset value, end of period	$19.07		$18.99	$18.96	$18.02		$15.76	$13.88		$13.81	$14.49	$13.70		$10.10

Total return	0.42	%*	1.47%	5.99%	15.26%		13.30%	0.51	%*	–3.24%	7.44%	36.71%		15.24%
Ratios and supplemental data:
Net assets at end of period (in millions)	$906.9		$864.9	$833.1	$249.1		$77.1	$43.3		$46.3	$55.1	$53.7		$21.2
Ratios to average net assets:
Ratios net of expenses reduced or reimbursed by adviser:
Expenses	0.65	%**	0.64%	0.64%	0.75%		0.86%	0.80	%**	0.77%	0.77%	0.82%		0.87%
Net investment income	2.07	%**	1.58%	1.80%	1.45%		1.90%	1.59	%**	1.54%	1.77%	0.92%		1.73%
Ratios assuming no expenses reduced or reimbursed by adviser:
Expenses	0.65	%**	0.64%	0.68%	0.75%		0.86%	0.80	%**	0.77%	0.77%	0.82%		0.87%
Portfolio turnover rate	49	%*	92%	94%	82	% (a)	60%	71	%*	72%	79%	57	% (b)	70%

*	Not annualized

**	Annualized

(a)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 89%.

(b)	The cost of purchases and proceeds from sales of securities that were incurred to realign the Portfolio’s holdings subsequent to the December 20, 2013 reorganization are excluded from the 2013 portfolio turnover rate calculation. If such amounts had not been excluded, the portfolio turnover rate would have been 138%.

The accompanying notes are an integral part of these financial statements.

129

Ohio National Fund, Inc.

Financial Highlights

	Bristol Growth Portfolio						Risk Managed Balanced Portfolio
	Six-Month Period Ended June 30, 2016 (Unaudited)		Years Ended December 31,				Six-Month Period Ended June 30, 2016 (Unaudited)		Year ended December 31, 2015	Period from May 1, 2014*** to December 31, 2014
			2015	2014	2013	2012
Selected per-share data:
Net asset value, beginning of period	$17.31		$16.44	$14.72	$10.66	$9.63	$10.66		$10.83	$10.00
Operations:
Net investment income	0.04		0.08	0.06	0.06	0.06	0.04		0.03	0.03
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency related transactions	0.38		0.86	1.71	4.05	1.02	0.21		(0.17)	0.80

Total from operations	0.42		0.94	1.77	4.11	1.08	0.25		(0.14)	0.83

Distributions:
Distributions from net investment income	—		(0.07)	(0.05)	(0.05)	(0.05)	—		(0.03)	—

Net asset value, end of period	$17.73		$17.31	$16.44	$14.72	$10.66	$10.91		$10.66	$10.83

Total return	2.43	%*	5.72%	12.01%	38.62%	11.20%	2.35	%*	–1.32%	8.30	%*
Ratios and supplemental data:
Net assets at end of period (in millions)	$115.9		$116.2	$124.1	$122.3	$108.0	$211.1		$154.3	$33.8
Ratios to average net assets:
Expenses	0.89	%**	0.86%	0.86%	0.88%	0.92%	1.05	%**	1.11%	1.43	%**
Net investment income	0.43	%**	0.43%	0.34%	0.42%	0.57%	0.95	%**	0.81%	0.43	%**
Portfolio turnover rate	89	%*	168%	192%	237%	229%	43	%*	71%	94	%*

*	Not annualized
**	Annualized
***	Represents date of inception and commencement of operations.

The accompanying notes are an integral part of these financial statements.

130

Ohio National Fund, Inc.

Notes to Financial Statements	June 30, 2016 (Unaudited)

(1)	Organization

Ohio National Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “40 Act”). The fund is an open-end investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The Fund consists of twenty separate investment portfolios (the “Portfolios”) that seek the following objectives and strategies:

¢	Equity Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities.

¢

Bond Portfolio — High level of income and opportunity for capital appreciation consistent with preservation of capital by investing primarily in intermediate-term and long-term fixed income securities.

¢	Omni Portfolio — High level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

¢	International Portfolio — Long term growth of capital by investing at least 80% of its assets in securities of foreign companies.

¢	International Small-Mid Company Portfolio — Long-term growth of capital by investing at least 80% of its assets in equity securities of non-U.S. small and mid-cap companies.

¢

Capital Appreciation Portfolio — Long-term capital growth by investing primarily in equity and equity related securities of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market.

¢	Aggressive Growth Portfolio — Long-term capital growth by investing primarily in domestic and foreign equity securities selected for growth potential.

¢	Small Cap Growth Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in stocks of small capitalization companies.

¢

Mid Cap Opportunity Portfolio — Long-term total return by investing at least 80% of its net assets in equity securities of mid-cap companies, primarily those that are strategically positioned for long-term growth.

¢	S&P 500® Index Portfolio — Total return that approximates the total return of the Standard & Poor’s 500® Index, at a risk level consistent with that of the Standard & Poor’s 500® Index.

¢	Strategic Value Portfolio — Growth of capital and income by investing primarily in high dividend yielding common stocks with dividend growth potential.

¢

High Income Bond Portfolio — High current income by investing at least 80% of its net assets in lower rated corporate debt obligations commonly referred to as “junk bonds”. The Portfolio’s investments are generally rated Ba or lower by Moody’s, or BB or lower by Standard & Poor’s or Fitch.

¢

ClearBridge Small Cap Portfolio — Long-term capital appreciation by investing at least 80% of its net assets in common stocks and other equity securities of small capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics.

¢

Nasdaq-100® Index Portfolio — Long-term growth of capital by investing primarily in stocks that are included in the Nasdaq-100® Index. Unlike the other Portfolios of the Fund, the Nasdaq-100® Index Portfolio is a non-diversified portfolio for purposes of Section 5(b) of the 40 Act.

¢	Bristol Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Bryton Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

¢

Balanced Portfolio — Capital appreciation and income by investing normally up to 75% of its total assets in equity securities of domestic and foreign companies of any market capitalization while maintaining a minimum of 25% of its total assets in fixed income securities.

¢	Target VIP Portfolio — Above average total return by investing in the common stocks of companies which are identified by a model that applies separate uniquely specialized strategies.

131	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

¢	Bristol Growth Portfolio — Long-term growth of capital by investing primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization.

¢

Risk Managed Balanced Portfolio — Long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio invests in a balanced portfolio of equity and fixed-income securities and a risk management portfolio intended to enhance the risk adjusted return of the Portfolio.

Additional detail regarding portfolio-specific objectives, policies, and investment strategies is provided in the prospectus and Statement of Additional Information of Ohio National Fund, Inc. There are no assurances that these objectives will be met. Each Portfolio, except the Nasdaq-100® Index Portfolio, is classified as diversified for purposes of Section 5(b) of the 40 Act.

At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company (“ONLIC”), Ohio National Life Assurance Corporation (“ONLAC”), and National Security Life and Annuity Company (“NSLA”) to support certain benefits under variable contracts issued by those entities. In the future, Fund shares may be used for other purposes but, unless there is a change in applicable law, they will not be sold directly to the public.

Interest in each Portfolio is represented by a separate class of the Fund’s capital stock, par value $1. Each share of a Portfolio participates equally in the Portfolio’s dividends, distributions, net assets, and voting matters.

The Fund is authorized to issue 550 million of its capital shares. These authorized shares have been allocated to specific Portfolios of the Fund as follows:

Portfolio	Authorized Shares
Equity	35,000,000
Bond	30,000,000
Omni	10,000,000
Capital Appreciation	25,000,000
International	30,000,000
International Small-Mid Company	7,000,000
Aggressive Growth	9,000,000
Small Cap Growth	20,000,000
Mid Cap Opportunity	6,000,000
S&P 500® Index	40,000,000

Portfolio	Authorized Shares
Strategic Value	65,000,000
High Income Bond	35,000,000
ClearBridge Small Cap	5,000,000
Nasdaq-100® Index	30,000,000
Bristol	33,000,000
Bryton Growth	25,000,000
Balanced	80,000,000
Target VIP	10,000,000
Bristol Growth	20,000,000
Risk Managed Balanced	35,000,000

The Fund’s Board of Directors (the “Board”) periodically reallocates authorized shares among the Portfolios of the Fund and may authorize additional shares as deemed necessary. In its March 17, 2016 meeting, the Board approved a reallocation of authorized shares to the amounts shown above. This reallocation was necessary due to the shareholder-approved liquidation of the Money Market Portfolio on February 26, 2016.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss to the Fund is expected to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its Schedules of Investments:

Use of Estimates

The preparation of Schedules of Investments in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

132	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

Security Valuation

Investments are valued using pricing procedures approved by the Board.

Fixed income instruments that mature in sixty days or less, and of sufficient credit quality, are valued at amortized cost. Amortized cost valuation involves valuing a security at its cost initially and thereafter amortizing to maturity any discounts or premiums on the level-yield method, regardless of the impact of fluctuating market interest rates on the value of the security. In these instances, amortized cost approximates fair value.

Investments, other than those securities aforementioned, are valued as follows:

Domestic equity securities that are traded on U.S. exchanges, other than Nasdaq Stock Market, are valued at the last trade price reported by the primary exchange of each security (4:00 pm Eastern Time for normal trading sessions). Domestic equity securities that are listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”). Over-the-counter domestic equity securities are valued at the last trade price reported daily as of 4:00 pm Eastern Time (normal trading sessions). Over-the-counter traded ADRs may also be valued at an evaluated price based on the value of the underlying securities. If a domestic equity security is not traded on a particular day, the mean between the bid and ask prices reported at 4:00 pm Eastern Time (normal trading sessions) by the primary exchange will generally be used for valuation purposes. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Fixed income securities that have a remaining maturity exceeding sixty days are generally valued at the bid price reported at 4:00 pm Eastern Time (normal trading sessions), as provided by independent pricing services approved by the Board. The last trade or last evaluated bid may be used if an evaluated bid price is not available.

U.S exchange-traded options are valued at the composite basis last sale price as reported to a Board-approved independent pricing service by the OPRA (Options Price Reporting Authority) at 4:15 pm Eastern Time (normal trading sessions). If there are no reported trades for a trading session, the evaluated composite basis bid price will generally be used for valuation purposes.

Shares of open-end mutual funds are valued at each fund’s last calculated net asset value per share.

Restricted securities, illiquid securities, or other investments for which market quotations or other observable market inputs are not readily available are valued at an estimate of value using methods determined in good faith by the Fund’s Pricing Committee under the supervision of the Board.

Foreign equity securities are initially priced at the reported close price of the exchange on which a security is primarily traded. Securities not traded on a particular day are valued at the mean between the last reported bid and ask quotes at daily close, or the last sale price when appropriate. The principal sources for market quotations are independent pricing services that have been approved by the Board.

Equity securities that are primarily traded on foreign exchanges, other than those with close times that are consistent with the normal 4:00 pm Eastern Time close of U.S. equity markets, are further subjected to fair valuation pricing procedures provided by an independent fair valuation service. The service provides data that can be used to estimate the price of a foreign issue that would prevail in a liquid market given market information available daily at 4:00 pm Eastern Time (normal trading sessions). Multiple factors may be considered in performing this valuation, including an issue’s local close price, relevant general and sector indices, currency fluctuations, and pricing of related depository receipts, exchange traded funds, and futures. The pricing procedures are performed for each individual security for which there is a fairly large degree of certainty that the local close price is not the liquid market price at the time of U.S. market close. The procedures are performed each day there is a change in a consistently used market index from the time of local close to the U.S. market close. Backtesting analysis is performed on a quarterly basis to monitor the effectiveness of these procedures. The testing is reviewed by management of the Fund as well as the Fund’s Board. Prior results have indicated that these procedures have been effective in reaching valuation objectives.

The differences between the aggregate cost and values of investments are reflected as unrealized appreciation or unrealized depreciation.

133	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

Pricing inputs used in the Fund’s determination of its investment values are categorized according to a three-tier hierarchy framework. The hierarchy is summarized in three broad levels:

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs, including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.
Level 3:	Significant unobservable inputs, including the Fund’s own assumptions used to determine the value of securities.

The following is a summary of the inputs used in valuing each of the Portfolio’s assets (liabilities) at value as of June 30, 2016:

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Equity	Common Stocks**	$504,377,936	$—	$—
	Master Limited Partnerships**	4,770,767	—	—
	Money Market Funds	3,460,251	—	—

		$512,608,954	$—	$—

Bond	Corporate Bonds**	$—	$158,107,099	$—
	Asset-Backed Securities**	—	801,087	—
	U.S. Treasury Obligations	—	533,574	—
	Warrants**	1,109	—	—
	Money Market Funds	2,735,514	—	—

		$2,736,623	$159,441,760	$—

Omni	Common Stocks**	$36,681,801	$—	$—
	Corporate Bonds**	—	11,154,303	—
	Asset-Backed Securities**	—	89,009	—
	U.S. Treasury Obligations	—	409,633	—
	Warrants**	3,211	—	—
	Money Market Funds	2,523,179	—	—

		$39,208,191	$11,652,945	$—

Capital Appreciation	Common Stocks**	$393,441,371	$2,903,124	$—
	Money Market Funds	22,437,775	—	—

		$415,879,146	$2,903,124	$—

International	Common Stocks**	$24,668,293	$106,312,511	$—
	Preferred Stocks**	—	916,579	—
	Money Market Funds	10,780,500	—	—

		$35,448,793	$107,229,090	$—

	Foreign currency contracts	$(1,418,024)	$—	$—

	Futures contracts	$(25,008)	$—	$—

International Small-Mid Company	Common Stocks**	$7,597,584	$52,407,581	$—
	Closed-End Mutual Funds	1,328,580	—	—
	Money Market Funds	2,974,116	—	—

		$11,900,280	$52,407,581	$—

	Foreign currency contracts	$36,217	$—	$—

Aggressive Growth	Common Stocks**	$51,071,490	$—	$—
	Commercial Paper**	—	2,000,000	—
	Money Market Funds	2,124,550	—	—

		$53,196,040	$2,000,000	$—

Small Cap Growth	Common Stocks**	$213,337,450	$5,609,887	$—
	Master Limited Partnerships**	5,040,923	—	—
	Commercial Paper**	—	1,200,000	—
	Money Market Funds	8,946,503	—	—

		$227,324,876	$6,809,887	$—

134	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Mid Cap Opportunity	Common Stocks**	$71,694,706	$—	$—
	Warrants**	3,520	—	—
	Money Market Funds	2,706,500	—	—

		$74,404,726	$—	$—

S&P 500® Index	Common Stocks**	$429,092,759	$—	$—
	Warrants**	78	—	—
	Money Market Funds	4,919,759	—	—

		$434,012,596	$—	$—

	Futures contracts	$24,736	$—	$—

Strategic Value	Common Stocks**	$276,699,868	$59,668,091	$—
	Money Market Funds	7,973,230	—	—

		$289,031,060	$55,310,129	$—

High Income Bond	Corporate Bonds**	$—	$189,840,446	$—
	Common Stocks**	—	—	10,788
	Money Market Funds	4,373,523	—	—

		$4,373,523	$189,840,446	$10,788

ClearBridge Small Cap	Common Stocks**	$91,551,773	$—	$—
	Master Limited Partnerships**	999,371	—	—
	Money Market Funds	1,957,972	—	—

		$94,509,116	$—	$—

Nasdaq-100® Index	Common Stocks**	$130,530,739	$—	$—
	Rights**	730	—	—
	Money Market Funds	3,891,117	—	—

		$134,422,586	$—	$—

	Futures contracts	$3,802	$—	$—

Bristol	Common Stocks**	$214,028,828	$—	$—
	Money Market Funds	447,420	—	—

		$214,476,248	$—	$—

Bryton Growth	Common Stocks**	$157,714,920	$—	$—
	Money Market Funds	3,972,587	—	—

		$161,687,507	$—	$—

Balanced	Common Stocks**	$471,630,437	$—	$—
	Corporate Bonds**	—	166,265,053	—
	Preferred Stocks**	8,553,649	10,675,000	—
	Trust Preferred Securities**	8,778,586	24,898,867	—
	Asset-Backed / Mortgage-Backed Securities**	—	43,025,237	—
	U.S. Treasury Obligations	—	30,575,790	—
	Closed-End Mutual Funds	46,528,956	—	—
	Open-End Mutual Funds	3,891,843	—	—
	Exchange Traded Funds	27,122,569	—	—
	Purchased Options	4,683,000	—	—
	Money Market Funds	54,673,924	—	—

		$625,862,964	$275,439,947	$—

	Written Options Outstanding	$(37,500)	$—	$—

135	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

Portfolio	Financial Instrument Type	Level 1	Level 2	Level 3
Target VIP	Common Stocks**	$42,347,898	$—	$—
	Money Market Funds	924,364	—	—

		$43,272,262	$—	$—

Bristol Growth	Common Stocks**	$116,146,109	$—	$—
	Money Market Funds	769,154	—	—

		$116,915,263	$—	$—

Risk Managed Balanced	Common Stocks**	$97,430,418	$—	$—
	Corporate Bonds**	—	24,642,208	—
	Preferred Stocks**	209,272	379,372	—
	Trust Preferred Securities**	269,825	313,738	—
	Preferred Stock Depository Receipts**	283,172	432,120	—
	Master Limited Partnerships**	1,898,046	—	—
	Asset-Backed / Mortgage-Backed Securities**	—	3,755,770	—
	U.S. Treasury Obligations	—	21,533,167	—
	U.S. Government Agency Mortgage-Backed Securities	—	15,838,093	—
	Purchased Options	12,548,835	1,122,038	—
	Money Market Funds	31,462,236	—	—

		$144,101,804	$68,016,506	$—

	Futures contracts	$1,546,823	$—	$—

**	For detailed industry descriptions, see the accompanying Schedules of Investments.

As stated above, the value assigned to the Fund’s foreign securities will, in most cases, not be the quoted or published prices of the investments on their respective primary markets or exchanges. Securities that are priced using fair value estimates are categorized as Level 2 in the fair value hierarchy, whereas securities that do not meet the established criteria are categorized as Level 1. The valuation of a foreign security from one valuation period to the next may result in a transfer between Levels 1 and 2 if the degree of certainty that the local close price is not the liquid market price at the time of U.S. market close is not similar for both periods. The Fund’s policy is to recognize transfers between fair value hierarchy levels at the reporting period end.

In the International Portfolio, there were four transfers of common stocks from Level 1 pricing at December 31, 2015 to Level 2 at June 30, 2016. The fair valuation service provider reported that those securities did not meet the minimum predictability threshold to be fair valued at December 31, 2015, whereas in the current period, the securities met the threshold to be fair valued. These securities are detailed in the table below.

Security Name	Value at December 31, 2015	Value at June 30, 2016
Deutsche Pfandbriefbank AG	$583,300	$472,578
ABN AMRO Group NV	512,159	1,225,782
ING Groep NV	2,040,329	1,560,162
Intertrust NV	917,075	929,567

136	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

In the International Small-Mid Company Portfolio, there were nine transfers of common stocks from Level 1 pricing at December 31, 2015 to Level 2 at June 30, 2016. The fair valuation service provider reported that those securities did not meet the minimum predictability threshold to be fair valued at December 31, 2015, whereas in the current period, the securities met the threshold to be fair valued. These securities are detailed in the table below.

Security Name	Value at December 31, 2015	Value at June 30, 2016
Shawbrook Group PLC	$1,205,366	$531,405
Stock Spirits Group PLC	504,550	523,258
Worldpay Group PLC	457,235	320,038
Deutsche Pfandbriefbank AG	648,089	692,709
Link Administration Holdings Ltd.	524,347	591,760
Prada SpA	531,751	305,966
ABN AMRO Group NV	810,919	593,507
Intertrust NV	433,151	561,798
Regina Miracle Intl Holdings Ltd.	425,796	386,910

Also, in the International Small-Mid Company Portfolio, there was a transfer of a common stock from Level 2 pricing at December 31, 2015 to Level 1 pricing at June 30, 2016. This security was that Portfolio’s holding of Massimo Zanetti Beverage Group SpA common stock. The fair value service provider reported that particular security met the minimum predictability threshold to be fair valued at December 31, 2015, whereas in the current period, the security did not meet the threshold to be fair valued. The value of this holding was $627,542 and $495,535 at December 31, 2015 and June 30, 2016, respectively.

Below is a reconciliation that details the activity of securities in Level 3 during the six-month period ended June 30, 2016.

High Income Bond
Beginning Balance – January 1, 2016	$8,419
Total gains or losses (realized/unrealized):
Included in earnings (or changes in net assets)	2,369
Issuances	—
Settlements	—
Transfers out of Level 3 (due to availability of active market quotations or significant observable market inputs)	—
Transfers into Level 3 (due to lack of active market quotations or significant observable inputs)	—

Ending Balance – June 30, 2016	$10,788

The amount of total gains or losses for the period included in earnings (or changes in net assets) attributable to the change in unrealized gains or losses relating to assets still held at the reporting date	$2,369

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2016:

Instrument	Valuation Technique Used	Unobservable inputs	Input Values
Lone Pine Resources Canada Ltd. (Common Stock)	Value of claim on the enterprise value of underlying company	Net enterprise value (in thousands)	$172,860
		Share class claim on value	25%
		# of share class total shares (in thousands)	24,990

Foreign Securities and Currency

The books and records of all the Portfolios are maintained in U.S. dollars. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates provided by an independent source. These exchange rates are currently determined daily, at 4:00 pm Eastern Time for normal trading sessions. Purchases and sales of foreign-denominated investments are recorded at rates of exchange prevailing on the respective dates of such transactions.

137	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

The Fund may not fully isolate that portion of the results of operations resulting from changes in foreign exchange rates from fluctuations arising from changes in market prices on foreign currency-denominated investments. For the portion that is isolated, amounts are reflected in the Statements of Operations as other foreign currency related transactions. However, for tax purposes, the Fund does fully isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of such investments to the extent required by federal income tax regulations.

All Portfolios of the Fund may invest in securities of foreign issuers. The International and International Small-Mid Company Portfolios may be invested entirely in foreign securities. Investments in securities of foreign issuers, including investments in foreign companies through the use of depositary receipts, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect capital investment within those countries.

Restricted and Illiquid Securities

Restricted securities are those securities purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (“the 1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. 144A securities are issued by corporations without registration in reliance on 1933 Act provisions allowing for the private resale of unregistered securities to qualified institutional buyers. Section 4(a)(2) commercial paper is issued pursuant to Section 4(a)(2) of the 1933 Act which exempts an issue from registration. This paper may be used to finance non-current transactions, such as acquisitions, stock repurchase programs, and other long-term assets. Investments by a portfolio in Rule 144A and Section 4(a)(2) securities could have the effect of decreasing the liquidity of a Portfolio during any period in which qualified institutional investors were no longer interested in purchasing these securities.

Typically, the restricted securities noted above are not considered illiquid. The criteria used to determine if a restricted security is illiquid includes frequency of trades and quotes, available dealers willing to make transactions, availability of market makers in the security, and the nature of the security and its trades. The Bond and Omni Portfolios may invest up to 10% of their respective assets in illiquid securities. Each of the other Portfolios of the Fund may invest up to 15% of its net assets in illiquid securities.

Investment Transactions and Related Income

For financial reporting purposes, investment transactions are accounted for on a trade date basis. For purposes of executing separate account shareholder transactions in the normal course of business, however, the Fund’s investment transactions are recorded no later than the first calculation on the first business day following the trade date in accordance with Rule 2a-4 of the 40 Act. Accordingly, differences between the net asset values for financial reporting and for executing separate account shareholder transactions may arise.

Dividend income is recognized on the ex-dividend date, except in the case of those Portfolios holding foreign securities, in which dividends are recorded as soon after the ex-dividend date as the Fund’s information agents become aware of such dividends. Interest income is accrued daily as earned and includes the amortization of premium and accretion of discount. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

Distributions to Shareholders and Federal Taxes

Distributions arising from net investment income and net capital gains from the Portfolios are declared and paid to shareholders periodically, as required for each of the Portfolios to continue to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund also fully or partially satisfies its distribution requirements by using consent dividends rather than cash distributions. The consent dividends, when authorized, become taxable to the shareholders as if they were paid in cash. The Fund has the intent to continue to comply with tax provisions pertaining to regulated investment companies and make distributions of taxable income, whether by cash or consent dividends, sufficient to relieve it from substantially all federal income and excise taxes. As such, no provisions for federal income or excise taxes have been recorded.

The character of income and realized capital gains distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains for financial reporting purposes. These “book/tax”

138	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature they are reclassified within the composition of net assets; temporary differences do not require such reclassification. Distributions to shareholders that exceed taxable income and net taxable realized gains are reported as return of capital distributions.

The Fund’s management and its tax agent perform an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e. greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the Schedules of Investments. Differences between tax positions taken in a tax return and amounts recognized in the Schedules of Investments will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of the evaluation included a review of tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal tax and the state of Maryland (i.e., the last four tax year ends and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ Schedules of Investments.

Expense Allocation

Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses that cannot be directly attributed to a Portfolio are allocated among all the benefited Portfolios on a basis of relative net assets or other appropriate method.

Foreign Withholding Taxes

Certain Portfolios in the Fund may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally withheld based on income earned. These Portfolios accrue such taxes as the related income is earned.

Subsequent Events

Management has evaluated events and transactions through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements, and there are no subsequent events to report.

(3)	Related Party and Other Transactions

The Fund has an Investment Advisory Agreement with Ohio National Investments, Inc. (“ONI”), a wholly-owned subsidiary of ONLIC. Under the terms of this agreement, ONI provides portfolio management and investment advice to the Fund and administers its operations, subject to the supervision of the Fund’s Board. This agreement is renewed annually upon the approval by the Board. As compensation for its services, ONI receives advisory fees from the Fund calculated on the basis of each Portfolio’s average daily net assets and the following current schedule of Board-approved annualized fee breakpoints.

Equity
0.79% of first $200 million
0.74% of next $800 million
0.70% over $1 billion
Omni
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
International
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million

Bond
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion
Capital Appreciation
0.80% of first $100 million
0.75% of next $300 million
0.65% of next $600 million
0.60% over $1 billion
International Small-Mid Company
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million

139	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

Aggressive Growth
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Mid Cap Opportunity
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million
Strategic Value
0.75% of first $100 million
0.70% of next $400 million
0.65% over $500 million
ClearBridge Small Cap
0.85% of first $200 million
0.80% of next $300 million
0.75% over $500 million
Bristol
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million
Balanced
0.65% of first $200 million
0.60% of next $300 million
0.55% over $500 million
Bristol Growth
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

Small Cap Growth
0.80% of first $150 million
0.75% of next $150 million
0.70% of next $300 million
0.65% over $600 million
S&P 500® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
High Income Bond
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million
Nasdaq-100® Index
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million
Bryton Growth
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million
Target VIP
0.60% of first $100 million
0.55% of next $400 million
0.50% over $500 million
Risk Managed Balanced
0.90% of first $500 million
0.75% over $500 million

Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisers (“the Sub-Advisers”) for the Equity, Omni, International, Capital Appreciation, International Small-Mid Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Strategic Value, High Income Bond, ClearBridge Small Cap, Bristol, Bryton Growth, Balanced, Target VIP, Bristol Growth, and Risk Managed Balanced Portfolios subject to the approval of the Board. ONI has entered into sub-advisory agreements with ClearBridge, LLC (“ClearBridge”), Suffolk Capital Management, LLC (“Suffolk”), Federated Global Investment Management Corp. (“Federated Global”), Jennison Associates LLC (“Jennison”), Janus Capital Management LLC (“Janus”), Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investment Management Company (“Federated Investment”), ICON Advisers, Inc. (“ICON”), First Trust Advisors L.P. (“First Trust”), and AnchorPath Financial, LLC (“AnchorPath”) to manage the investment of those Portfolios’ assets, subject to the supervision of ONI.

At a meeting held on March 17, 2016, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund, approved sub-advisory agreements between ONI and Geode Capital Management, LLC (“Geode”) for the S&P 500® Index Portfolio and the Nasdaq-100® Index Portfolio. Effective May 2, 2016, the S&P 500® Index and Nasdaq-100® Index Portfolios were sub-advised by Geode. Prior to that date, the portfolio management of these two Portfolios was performed by ONI.

140	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

As compensation for their services, the Sub-Advisers receive from ONI a sub-advisory fee calculated on the basis of each of the aforementioned Portfolio’s average daily net assets and the following current Board-approved schedule of annualized fee breakpoints.

Equity (ClearBridge)
0.40% of first $200 million
0.38% over $200 million
Capital Appreciation (Jennison)
0.75% of first $10 million
0.50% of next $30 million
0.35% of next $25 million
0.25% of next $335 million
0.22% of next $600 million
0.20% over $1 billion
International Small-Mid Company (Federated Global)
0.75% of first $100 million
0.65% over $100 million
Small Cap Growth (Janus)
0.55% of first $150 million
0.45% over $150 million
S&P 500® Index (Geode)[1]
0.025% of first $100 million
0.02% of next $150 million
0.015% over $250 million
High Income Bond (Federated Investment)
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million
Nasdaq-100® Index (Geode)[1]
0.05% of first $100 million
0.04% of next $150 million
0.03% over $250 million
Bryton Growth (Suffolk)
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million
Target VIP (First Trust)
0.35% of first $500 million
0.25% over $500 million
Risk Managed Balanced (Janus)
0.35% of first $500 million
0.25% over $500 million
Risk Managed Balanced (AnchorPath)
0.20% of first $500 million
0.15% over $500 million

Omni (Suffolk)
0.30% of first $100 million
0.25% of next $150 million
0.225% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.125% over $2 billion
International (Federated Global)
0.40% of first $200 million
0.35% over $200 million
Aggressive Growth (Janus)
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million
Mid Cap Opportunity (Goldman Sachs)
0.60% of first $100 million
0.55% of next $100 million
0.50% over $200 million
Strategic Value (Federated Equity)
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million
ClearBridge Small Cap (ClearBridge)
0.55% of first $200 million
0.50% over $200 million
Bristol (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million
Balanced (ICON)
0.40% of first $200 million
0.35% of next $300 million
0.30% over $500 million
Bristol Growth (Suffolk)
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

[1]	As noted above, the sub-advisory relationship for this Portfolio was effective May 2, 2016.

Suffolk, the sub-adviser for the Omni, Bristol, Bryton Growth, and Bristol Growth Portfolios has an affiliation with ONI. Ohio National Financial Services, Inc. (ONFS) owns 100% of ONLIC, the parent company of ONI, and also owns 84.7% of the voting securities of Suffolk. There were no Fund liabilities payable to Suffolk at June 30, 2016 and fees paid to Suffolk are an expense of ONI, not of the Fund.

Pursuant to a service agreement among ONI, ONLIC, and the Fund, ONLIC has agreed to provide personnel and facilities to ONI on a cost-reimbursement basis. These personnel members include officers of the Fund. ONLIC also provides clerical and administrative services and such supplies and equipment as may be reasonably required in order for ONI to properly perform its advisory function pursuant to the Investment Advisory Agreement. ONLIC further performs duties to fulfill the transfer agent

141	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

function on behalf of the Fund. Performance of these duties by ONLIC and availability of facilities, personnel, supplies, and equipment does not represent an expense to the Fund in excess of the advisory fees paid to ONI.

Pursuant to the Investment Advisory Agreement between ONI and the Fund, if the total expenses applicable to any Portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest expense and management fees) exceed 1%, on an annualized basis, evaluated quarterly, of such Portfolio’s average daily net asset value, ONI will reimburse the Portfolio for such excess expenses. There were no expense reimbursements associated with this agreement during the six-month period ended June 30, 2016.

The Investment Advisory Agreement allows for a portion of the expenses related to the Fund’s Chief Compliance Officer and staff to be incurred by the Fund and paid from the Fund to the Fund’s adviser, ONI. Pursuant to the service agreement among ONI, ONLIC, and the Fund, ONLIC has provided the personnel, services, and equipment necessary for the execution of the Fund’s regulation-mandated compliance function and ONI has reimbursed ONLIC for costs allocated to the Fund. For the six-month period ended June 30, 2016, the Fund incurred compliance expenses totaling $100,000, which is allocated to the Portfolios by equal dollar amounts. Expenses incurred by the Portfolios are reflected on the Statements of Operations as “Compliance expense”.

Each director of the Board is compensated based on an annual retainer fee of $105,000, paid quarterly. The Board chair receives an additional quarterly retainer fee of $3,750, the lead independent director of the Board receives an additional quarterly retainer fee of $3,125, and the Audit Committee chair receives an additional quarterly retainer fee of $1,250; each paid quarterly. For the six-month period ended June 30, 2016, directors’ compensation and reimbursement of director expenses by the Portfolios of the Fund totaled $284,988.

The accounting agent and custodian for the Fund is State Street Bank (Kansas City, MO and Boston, MA). For assets held outside of the U.S., State Street utilizes a foreign sub-custodian network that is subject to oversight and periodic approval of the Board.

(4)	Capital Share Transactions

Capital share transactions for the six-month period ended June 30, 2016, and the year ended December 31, 2015, respectively, were as follows:

	Equity		Bond		Omni
	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015
Capital shares issued on sales	751,283	4,185,136	1,500,810	2,899,766	621,627	881,341
Capital shares issued on reinvested dividends	—	100,661	—	—	—	19,348
Capital shares redeemed	(1,331,348)	(3,082,399)	(1,914,368)	(2,989,043)	(578,935)	(447,556)

Net increase/(decrease)	(580,065)	1,203,398	(413,558)	(89,277)	42,692	453,133

	Capital Appreciation		International		International Small-Mid Company
	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015
Capital shares issued on sales	579,195	1,931,947	1,249,744	1,470,570	234,694	902,741
Capital shares issued on reinvested dividends	—	99,144	—	—	—	—
Capital shares redeemed	(1,115,815)	(2,228,176)	(1,278,961)	(2,644,069)	(477,784)	(756,199)

Net increase/(decrease)	(536,620)	(197,085)	(29,217)	(1,173,499)	(243,090)	146,542

	Aggressive Growth		Small Cap Growth		Mid Cap Opportunity
	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015
Capital shares issued on sales	771,060	1,299,408	924,733	3,225,048	213,898	476,708
Capital shares issued on reinvested dividends	—	—	—	—	—	—
Capital shares redeemed	(619,525)	(810,197)	(1,208,325)	(2,161,674)	(420,379)	(597,287)

Net increase/(decrease)	151,535	489,211	(283,592)	1,063,374	(206,481)	(120,579)

142	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

	S&P 500® Index		Strategic Value		High Income Bond
	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015
Capital shares issued on sales	3,158,080	5,538,430	2,935,326	2,875,366	790,867	1,866,173
Capital shares issued on reinvested dividends	—	263,658	—	689,188	—	—
Capital shares redeemed	(2,729,786)	(4,681,641)	(3,873,692)	(5,446,104)	(1,563,611)	(3,682,767)

Net increase/(decrease)	428,294	1,120,447	(938,366)	(1,881,550)	(772,744)	(1,816,594)

	ClearBridge Small Cap		Nasdaq-100® Index		Bristol
	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015
Capital shares issued on sales	170,496	999,894	2,530,424	4,028,917	608,961	1,140,805
Capital shares issued on reinvested dividends	—	—	—	73,804	—	52,545
Capital shares redeemed	(367,688)	(490,656)	(2,405,526)	(3,548,870)	(897,811)	(2,197,197)

Net increase/(decrease)	(197,192)	509,238	124,898	553,851	(288,850)	(1,003,847)

	Bryton Groth		Balanced		Target VIP
	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015
Capital shares issued on sales	1,159,418	1,667,540	5,053,352	9,929,846	84,780	241,439
Capital shares issued on reinvested dividends	—	—	—	583,724	—	50,539
Capital shares redeemed	(1,011,176)	(2,139,839)	(3,040,328)	(8,911,105)	(315,347)	(747,298)

Net increase/(decrease)	148,242	(472,299)	2,013,024	1,602,465	(230,567)	(455,320)

	Bristol Growth		Risk Managed Balanced
	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015	Six-Month Period Ended 6/30/16	Year Ended 12/31/2015
Capital shares issued on sales	366,048	2,488,528	6,113,012	13,089,618
Capital shares issued on reinvested dividends	—	28,330	—	34,878
Capital shares redeemed	(539,838)	(3,350,039)	(1,236,597)	(1,771,547)

Net increase/(decrease)	(173,790)	(833,181)	4,876,415	11,352,949

(5)	Investment Transactions

Cost of purchases and proceeds from sales of investments (excluding short-term and government securities) for the six-month period ended June 30, 2016 were as follows:

	Equity	Bond	Omni	Capital Appreciation	International
Cost of purchases	$115,352,424	$48,703,253	$46,834,647	$114,262,974	$35,457,650
Proceeds from sales	$138,916,827	$51,580,085	$47,663,973	$129,744,467	$47,440,387

	International Small-Mid Company	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index
Cost of purchases	$8,603,195	$14,315,504	$16,993,462	$21,794,064	$43,719,644
Proceeds from sales	$13,367,787	$12,921,770	$24,196,750	$28,729,995	$35,714,503

	Strategic Value	High Income Bond	ClearBridge Small Cap	Nasdaq-100® Index	Bristol
Cost of purchases	$50,282,212	$27,022,761	$12,372,539	$9,775,670	$257,010,436
Proceeds from sales	$61,590,809	$30,924,718	$17,509,881	$12,645,434	$260,323,605

143	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

	Bryton Growth	Balanced	Target VIP	Bristol Growth	Risk Managed Balanced
Cost of purchases	$134,256,927	$401,797,357	$30,489,936	$100,955,776	$80,613,081
Proceeds from sales	$128,056,656	$385,309,483	$33,690,278	$102,849,662	$38,573,801

Cost of purchases and proceeds from sales of government securities for the six-month period ended June 30, 2016 were as follows:

	Bond	Omni	Balanced	Risk Managed Balanced
Cost of purchases	$19,483,438	$403,953	$9,684,375	$35,908,950
Proceeds from sales	$20,125,449	$350,355	$20,134,673	$27,668,950

(6)	Financial Instruments

The Fund’s Portfolios may trade in financial instruments with off-balance sheet risk for hedging purposes or, otherwise, in accordance with stated investing objectives. These financial instruments may include options, futures, and foreign currency contracts that may involve, to a varying degree, elements of risk in excess of the amounts recognized on financial statements.

Options

A Portfolio may buy and write (i.e., sell) call and put options. In writing call options, the Portfolio gives the purchaser of the call option the right to purchase the underlying securities from the Portfolio at a specified “exercise” price at any time prior to the expiration of the option, normally within nine months. A Portfolio writes a covered call option when it owns the underlying securities and an uncovered call option when it does not. In purchasing put options, a Portfolio pays the seller of the put option a premium for the right of the Portfolio to sell the underlying securities to the seller at a specified exercise price prior to the expiration of the option. When a Portfolio sells a put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period. Whenever a Portfolio has a written covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the Portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights. Whenever a Portfolio has a written uncovered call option outstanding, it will segregate with the Custodian cash or liquid assets that, when added to the amounts deposited with the broker as margin, equal to the market value of the securities underlying the call option (but not less than the exercise price of the call option). To cover a written put option, the Portfolio writing the option deposits cash or liquid securities in a segregated account at the Custodian. In order to terminate its position as the writer or the purchaser of an option, the Portfolio may enter into a “closing” transaction, which is the purchase (if the Portfolio has written the option) or sale (if the Portfolio is the purchaser of the option) of an option on the same underlying securities and having the same exercise price and expiration date as the option previously written or purchased by the Portfolio.

When a Portfolio writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Such liability is subject to off balance sheet risks to the extent of any future increases in market value of the written options. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. When a Portfolio purchases a put or call option, an amount equal to the premium paid is included on the Portfolio’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If a Portfolio exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Portfolio exercises a put option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index.

144	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

The Balanced Portfolio wrote call options and purchased put options during the six-month period ended June 30, 2016. These instruments were used by the Portfolio to provide a hedge against equity price risk. During a period in which the prices of the Portfolio’s common stocks may decline, these instruments are designed to increase in value, thus providing price accumulation gains that partially offset the price accumulation losses of the common stocks in the Portfolio.

The Balanced Portfolio’s written call options are collateralized by cash and/or securities held by the Portfolio’s custodian under an Escrow Deposit Agreement between the custodian and the Options Clearing Corporation (“OCC”). Such collateral holdings are restricted from trading. The cash collateral or borrowings, if necessary, are included on the Statement of Assets and Liabilities. The securities pledged as collateral under the Escrow Deposit Agreement are noted as such on the Portfolio’s Schedule of Investments. Written and purchased options are non-income producing securities.

The number of option contracts written and the premiums received by the Balanced Portfolio for the six-month period ended June 30, 2016 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	400	$544,685
Options written	1,650	2,273,999
Options exercised	—	—
Options expired	—	—
Options closed	(1,800)	(2,749,014)

Options outstanding, end of period	250	$69,670

Transactions involving purchased options by the Balanced Portfolio for the six-month period ended June 30, 2016 were: Cost of purchases: $14.3 million, Proceeds from sales: $5.9 million.

The Risk Managed Balanced Portfolio also purchased call and put options associated with the S&P 500 Index during the six-month period ended June 30, 2016. These instruments were used by the Risk Management Component of the Portfolio to provide for the Portfolio’s stated risk management strategy. Transactions involving purchased options by the Risk Managed Balanced Portfolio for the six-month period ended June 30, 2016 were: Cost of purchases: $9.5 million, Proceeds from sales: $4.6 million.

Futures Contracts

A Portfolio may buy or sell two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indices. A particular index will be selected according to the Adviser’s investment strategy for the particular Portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. It is expected that futures contracts trading in additional financial instruments will be authorized.

The Fund, on behalf of each Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each Portfolio’s operation. Accordingly, the Portfolios are not subject to registration or regulation as a commodity pool operator.

145	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the broker when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. A Portfolio, its futures commission merchant and the Custodian retain control of the initial margin until the contract is liquidated. If the value of either party’s position declines, the party on the side of the declining position will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM’s other customers. ONI and the Sub-Advisers will attempt to minimize this risk by carefully monitoring the creditworthiness of the FCMs with which the Portfolios do business. In addition to the margin restrictions discussed above, transactions in futures contracts and options on futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where a Portfolio has a long position in a futures contract or sells a put option, it will be required to establish a segregated account (not with an FCM or broker) containing cash or certain liquid assets equal to the purchase price of the contract or the exercise price of the option (less any margin on deposit). For a short position in futures contacts held by a Portfolio or call options sold by a Portfolio, those requirements mandate the establishment of a segregated account (not with a futures commission merchant or broker) containing cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts or call options. However, segregation of assets is not required if a Portfolio “covers” its position.

At June 30, 2016, there were outstanding futures contracts in the Fund’s Portfolios. Details of these contracts are as follows:

International

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	Borsa Istanbul BIST 30 Index Contracts (Turkey)	August 31, 2016	538	$1,791,775	$1,816,783	$(25,008)	$(1,863)

S&P 500® Index

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini S&P 500 Contracts (United States)	September 16, 2016	53	$5,539,030	$5,514,294	$24,736	$24,835

Nasdaq-100® Index

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini Nasdaq-100 Contracts (United States)	September 16, 2016	52	$4,583,280	$4,579,478	$3,802	$3,885

146	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

Risk Managed Balanced

Type	Description	Expiration	Number of Contracts	Contract at Value	Initial Contract Amount	Unrealized Appreciation (Depreciation)	Variation Margin Receivable (Payable)
Long	CME E-mini S&P 500 Contracts (United States)	September 16, 2016	281	$ 29,367,310	$28,352,694	$1,014,616
Long	10-Year U.S. Treasury Note Contracts (United States)	September 21, 2016	876	116,494,313	115,962,106	532,207

				$145,861,623	$144,314,800	$1,546,823	$297,887

A portion of the International Portfolio’s cash holdings, as noted on the Portfolio’s Schedule of Investments, was pledged at June 30, 2016 as collateral for the Portfolio’s contracts. These futures contracts were executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. There were other index futures contracts that were executed and closed in the International Portfolio during the six-month period ended June 30, 2016. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2016. For the six-month period ended June 30, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $13.8 million and $16.0 million, respectively.

Although there were no outstanding futures contracts in the International Small-Mid Company Portfolio at June 30, 2016, there were futures contracts that were executed in that Portfolio during the six-month period ended June 30, 2016. Those contracts were also executed for the purpose of increasing exposure to an attractive equities market, beyond that evidenced by the Portfolio’s investment in common stocks, while maintaining a significant cash balance that could be used for potentially higher-than-average shareholder transactions. For the six-month period ended June 30, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $0.7 million and $1.5 million, respectively.

Portions of the S&P 500® Index Portfolio’s cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at June 30, 2016 as collateral for the Portfolio’s contracts. These futures contracts were used by the Portfolio for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolio and the benchmark index. There were other index futures contracts that were executed and closed in the S&P 500® Index during the six-month period ended June 30, 2016. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2016. For the six-month period ended June 30, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $13.5 million and $8.0 million, respectively.

Portions of the Nasdaq-100® Index Portfolio’s cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at June 30, 2016 as collateral for the Portfolio’s contracts. These futures contracts were used by the Portfolio for the purpose of gaining equity exposure for cash and cash equivalents, thereby seeking to lessen a performance difference between the Portfolio and the benchmark index. There were other index futures contracts that were executed and closed in the Nasdaq-100® Index Portfolio during the six-month period ended June 30, 2016. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2016. For the six-month period ended June 30, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $9.9 million and $5.3 million, respectively.

Portions of the Risk Managed Balanced Portfolio’s securities and cash holdings, as noted on the Portfolio’s Schedule of Investments, were pledged at June 30, 2016 as collateral for the Portfolio’s contracts. These futures contracts were used by the Portfolio to provide for the Portfolio’s stated risk management strategy. There were other index futures contracts that were executed and closed in the Risk Managed Balanced Portfolio during the six-month period ended June 30, 2016. Those contracts were executed for similar purposes as the contracts outstanding at June 30, 2016. For the six-month period ended June 30, 2016, the notional values of futures contracts opened and closed prior to contract settlement date by the Portfolio were $446.1 million and $411.1 million, respectively.

147	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

Foreign Currency Contracts

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each Portfolio may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. The International Portfolio, International Small-Mid Company Portfolio, Strategic Value Portfolio and High Income Bond Portfolio may engage in non-hedging related transactions to implement their investment strategies.

The Portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract (“forward contract”) for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the Portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that Portfolio’s securities denominated in or exposed to such foreign currency. No Portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency. At the consummation of a forward contract for delivery by a Portfolio of a foreign currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other Portfolio assets into such currency. It is impossible to forecast the market value of Portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the Portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security’s market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If the Portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally. In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

148	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a Portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a Portfolio’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Foreign currency contracts were executed in the International and International Small-Mid Company Portfolios in order to mitigate the effect that exchange rate volatility had on the valuation of the Portfolios’ investments that were either significantly under-weighted or over-weighted in relation to the Portfolios’ respective benchmark indices. The International Portfolio was under-weighted in equity investments within the United Kingdom, Switzerland and Australia and, therefore, executed contracts to buy the British Pound, Swiss Franc and Australian Dollar in order to mitigate the effect that volatility in those exchange rates (in relation to the U.S. dollar) might otherwise have on relative performance. Likewise, the International Portfolio was over-weighted in equity investments within the member states of the European Union and, therefore, executed contracts to sell the Euro in order to mitigate the effect that volatility in that exchange rate might otherwise have on relative performance. The International Small-Mid Company Portfolio was over-weighted in equity investments within the United Kingdom and the member states of the European Union and, therefore, executed contracts to sell the British Pound and the Euro in order to mitigate the effect that volatility in those exchange rates might otherwise have on relative performance. The Portfolios later entered into contracts to effectively exit the entire amount, or portions, of the original contracts prior to stated delivery dates. These contracts were executed to lock in gains that resulted from original transactions, to mitigate losses when economic conditions were perceived to become undesirable for the original contracts, or as investment over-weights or under-weights were reduced in the Portfolios.

The Portfolios entered into other foreign currency contracts during the period for similar benchmark performance hedging purposes. For the six-month period ended June 30, 2016, the notional value of foreign currency contracts executed by the International Portfolio were approximately $71.0 million for currencies bought and approximately $97.0 million for currencies sold. For the six-month period ended June 30, 2016, the notional value of foreign currency contracts executed by the International Small-Mid Company Portfolio were approximately $14.4 million for currencies bought and approximately $14.8 million for currencies sold.

The values and financial statement effects of derivative instruments that were not accounted for as hedging instruments as of, and for the six-month period ended June 30, 2016, were as follows:

Portfolio	Instrument	Primary Risk Type	Value-Asset Derivatives	Value-Liability Derivatives	Location on Statements of Assets and Liabilities
International	Contracts to buy foreign currencies	Currency exchange rate	$27,491,400	$(28,897,164)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$33,574,322	$(33,586,582)	(1)

	Futures contracts	Equity price	$1,791,775	$(1,816,783)	(2)

International Small-Mid Company	Contracts to buy foreign currencies	Currency exchange rate	$8,055,676	$(8,664,302)	(1)

	Contracts to sell foreign currencies	Currency exchange rate	$18,035,571	$(17,390,728)	(1)

S&P 500® Index	Futures contracts	Equity price	$5,539,030	$(5,514,294)	(2)

Nasdaq-100® Index	Futures contracts	Equity price	$4,583,280	$(4,579,478)	(2)

149	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

Portfolio	Instrument	Primary Risk Type	Value-Asset Derivatives	Value-Liability Derivatives	Location on Statements of Assets and Liabilities
Balanced	Purchased options	Equity price	$4,683,000	$—	(3)

	Written options	Equity price	$—	$(37,500)	(4)

Risk Managed Balanced	Purchased options	Equity price	$13,670,873	$—	(3)

	Futures contracts	Equity price	$145,861,623	$(144,314,800)	(2)

(1)	Net unrealized appreciation/(depreciation) on foreign currency contacts.
(2)

Net unrealized appreciation/(depreciation) on futures contracts. The amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedules of Investments. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities as Variation margin receivable or payable on futures contracts.

(3)	Investments in securities, at value.
(4)	Options written, at value.

Portfolio	Instrument	Risk Type	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income	Location on Statements of Operations
International	Foreign currency contracts	Currency exchange rate	$(2,479,869)	$(1,271,497)	(1	),(2)

	Futures contracts	Equity price	$(357,875)	$99,307	(3	),(4)

International Small-Mid Company	Foreign currency contracts	Currency exchange rate	$391,048	$(426,893)	(1	),(2)

	Futures contracts	Equity price	$(135,475)	$20,803	(3	),(4)

S&P 500® Index	Futures contracts	Equity price	$90,746	$24,736	(3	),(4)

Nasdaq-100® Index	Futures contracts	Equity price	$58,276	$3,802	(3	),(4)

Balanced	Purchased options	Equity price	$(5,689,570)	$(161,501)	(5	), (6)

	Written options	Equity price	$(2,084,331)	$(140,515)	(7	),(8)

Risk Managed Balanced	Futures contracts	Equity price	$1,416,196	$1,455,396	(3	),(4)

	Purchased options	Equity price	$(416,041)	$1,047,148	(5	),(6)

(1)	Net realized gain (loss) on foreign currency contracts.
(2)	Change in unrealized appreciation/(depreciation) on foreign currency contracts.
(3)	Net realized gain (loss) on futures contracts.
(4)	Change in unrealized appreciation/(depreciation) on futures contracts.
(5)	Net realized gain (loss) on investments.
(6)	Change in unrealized appreciation/(depreciation) on investments.
(7)	Net realized gain (loss) on written options.
(8)	Change in unrealized appreciation/(depreciation) on written options.

150	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

The Portfolios may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with their derivative contract counterparties whereby the Portfolios may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables and create one single net payment. Under certain of the ISDA Master Agreements in place at June 30, 2016, the Portfolios are subject to master netting agreements (“MNA”) that allows for amounts owed between each Portfolio and the counterparty to their transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The MNAs do not apply to amounts owed to or from different counterparties; further, certain of the MNAs limit offsetting for forward foreign currency contracts to amounts owed in the same currency and on the same exchange date.

For financial reporting purposes, the Portfolios offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Contracts Subject to Master Netting Agreements:

International

Counterparty	Currency	Exchange Date	Derivative Liability Subject to a MNA by Counterparty	Derivative Asset Available for Offset	Net Liability presented in the Statement of Assets and Liabilities
Goldman Sachs Bank USA	Australian Dollar	July 28, 2016	$(134,335)	$—	$(134,335)
Goldman Sachs Bank USA	Australian Dollar	July 28, 2016	(67,166)	—	(67,166)
Goldman Sachs Bank USA	British Pound	July 28, 2016	(662,378)	—	(662,378)
Goldman Sachs Bank USA	British Pound	July 28, 2016	(564,817)	—	(564,817)
Goldman Sachs Bank USA	British Pound	July 28, 2016	(70,205)	—	(70,205)
Goldman Sachs Bank USA	British Pound	July 28, 2016	(61,521)	—	(61,521)

International Small-Mid Company

Counterparty	Currency	Exchange Date	Derivative Asset Subject to a MNA by Counterparty	Derivative Liability Available for Offset	Net Asset presented in the Statement of Assets and Liabilities
Barclays Bank PLC Wholesale	Euro	September 15, 2016	$41,115	$(34,996)	$6,119
Barclays Bank PLC Wholesale	British Pound	September 15, 2016	149,608	(149,608)	—
JPMorgan Chase Bank, N.A.	British Pound	September 15, 2016	169,914	(169,914)	—
JPMorgan Chase Bank, N.A.	British Pound	September 15, 2016	131,446	(112,797)	18,649
JPMorgan Chase Bank, N.A.	British Pound	July 28, 2016	9,184	—	9,184
JPMorgan Chase Bank, N.A.	British Pound	September 15, 2016	126,304	—	126,304

Counterparty	Currency	Exchange Date	Derivative Liability Subject to a MNA by Counterparty	Derivative Asset Available for Offset	Net Liability presented in the Statement of Assets and Liabilities
Barclays Bank PLC Wholesale	Euro	September 15, 2016	$(34,996)	$34,996	$—
Barclays Bank PLC Wholesale	British Pound	September 15, 2016	(290,919)	149,608	(141,311)
JPMorgan Chase Bank, N.A.	British Pound	September 15, 2016	(282,711)	282,711	—

151	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

(7)	Federal Income Tax Information

The cost basis for Federal income tax purposes may differ from the cost basis for financial reporting purposes. The table below details the unrealized appreciation (depreciation) and aggregate cost of securities at June 30, 2016 for Federal income tax purposes.

	Equity	Bond	Omni	Capital Appreciation	International	International Small-Mid Company
Gross unrealized:
Appreciation	$44,305,660	$8,334,056	$3,062,317	$33,530,976	$11,851,878	$11,835,649
Depreciation	(38,941,216)	(1,885,288)	(1,476,573)	(34,081,265)	(15,347,260)	(9,310,417)

Net unrealized:
Appreciation (Depreciation)	$5,364,444	$6,448,768	$1,585,744	$(550,289)	$(3,495,382)	$2,525,232

Aggregate cost of securities:	$507,244,510	$155,729,615	$49,275,392	$419,332,559	$146,148,258	$61,782,629

	Aggressive Growth	Small Cap Growth	Mid Cap Opportunity	S&P 500® Index	Strategic Value	High Income Bond
Gross unrealized:
Appreciation	$8,001,536	$35,890,048	$11,593,862	$149,423,277	$67,552,245	$3,684,735
Depreciation	(1,503,344)	(16,984,638)	(2,830,574)	(14,203,723)	(12,946,950)	(9,003,075)

Net unrealized:
Appreciation (Depreciation)	$6,498,192	$18,905,410	$8,763,288	$135,219,554	$54,605,295	$(5,318,340)

Aggregate cost of securities:	$48,697,848	$215,229,352	$65,641,439	$298,817,779	$289,735,894	$199,543,097

	ClearBridge Small Cap	Nasdaq-100® Index	Bristol	Bryton Growth	Balanced	Target VIP
Gross unrealized:
Appreciation	$11,591,442	$51,130,358	$16,848,774	$9,778,370	$40,956,150	$3,056,596
Depreciation	(5,971,408)	(3,700,045)	(8,364,993)	(20,401,186)	(31,692,291)	(3,325,369)

Net unrealized:
Appreciation (Depreciation)	$5,620,034	$47,430,313	$8,483,781	$(10,622,816)	$9,263,859	$(268,773)

Aggregate cost of securities:	$88,889,082	$86,996,075	$205,992,467	$172,310,323	$892,039,052	$43,541,035

	Bristol Growth	Risk Managed Balanced
Gross unrealized:
Appreciation	$12,602,256	$7,855,245
Depreciation	(3,893,350)	(6,553,032)

Net unrealized:
Appreciation (Depreciation)	$8,708,906	$1,302,213

Aggregate cost of securities:	$108,206,357	$212,362,920

152	(continued)

Ohio National Fund, Inc.

Notes to Financial Statements (Continued)	June 30, 2016 (Unaudited)

(8)	Legal Matters

Effective December 20, 2013, the assets and liabilities of the Target Equity/Income Portfolio were acquired and assumed by the Target VIP Portfolio in exchange for shares of the Target VIP Portfolio (“the reorganization”).

In December 2007, prior to the reorganization, the Target Equity/Income Portfolio, as a shareholder of Lyondell Chemical Company (“Lyondell”), participated in a cash out merger of Lyondell in which it received $48 per share of consideration (the “Merger”). Lyondell later filed for bankruptcy and two entities created by the Lyondell bankruptcy plan of reorganization have initiated lawsuits seeking to recover, or clawback, proceeds received by shareholders in the December 2007 merger based on fraudulent transfer claims.

The first action, Edward S. Weisfelner, as Trustee of the LB Creditor Trust v. Morgan Stanley & Co., Inc., et. al., was initiated on October 22, 2010 (the “Creditor Trust Action”), in the Supreme Court of the State of New York in the County of New York but has subsequently been removed to the U.S. Bankruptcy Court for the Southern District of New York. The second action, Edward S. Weisfelner, as Trustee of the LB Litigation Trust v. Holmes TTEE, et. al., was initiated on December 23, 2010 (the “Litigation Trust Action”), in the U.S. Bankruptcy Court for the Southern District of New York. Both actions attempt to recover the proceeds paid out to the holders of Lyondell shares at the time of the 2007 merger. The value of the proceeds to the fund totaled $1,772,400.

On January 4, 2012, the Fund was named in a second amended complaint in the Creditor Trust Action. On April 9, 2014, plaintiffs filed a third amended complaint. In response, on July 30, 2014, the defendant group, including the Fund, filed an omnibus motion to dismiss. The outcome of these proceedings on the Portfolio cannot be predicted.

As a result of the aforementioned reorganization involving the Target Equity/Income Portfolio, any future claims that may result from these complaints will be assumed by the Target VIP Portfolio as the Survivor Portfolio. Management of the Fund continues to assess the cases and has not yet determined the potential effect, if any, on the net asset value of the Target VIP Portfolio.

Also, in December 2007, the S&P 500® Index and Strategic Value Portfolios, shareholders of the Tribune Company, participated in a similar cash out merger in which shareholders received $34 per share of consideration. The value of the proceeds received by the S&P 500® Index and Strategic Value Portfolios was $37,910 and $384,200, respectively. The company subsequently filed for bankruptcy and several legal complaints have been initiated by groups of Tribune Company creditors seeking to recover, or clawback, proceeds received by shareholders based on fraudulent transfer claims (the “Tribune Bankruptcy”).

The first action, Official Committee of Unsecured Creditors of Tribune Company v. FitzSimons, et. al. (“FitzSimons”) was initiated on November 1, 2010 in the U.S. Bankruptcy Court for the District of Delaware. As a result of these proceedings, the Court agreed to allow individual creditors to file similar complaints in U.S. state courts. The Fund is specifically named in a complaint in the U.S. District Court, Southern District of Ohio, Western Division, Deutsche Bank Trust Company Americas, et. al. v. American Electric Power, et. al., that was initiated in June of 2011. The Fund, along with the Strategic Value Portfolio, is also named in a similar complaint in the U.S. District Court, Eastern District of Pennsylvania, Deutsche Bank Trust Company Americas, et. al. v. Ametek Inc. Employees Master Retirement Trust, et. al. These Tribune litigation actions have been consolidated into a single Multidistrict Litigation (“MDL”) in the U.S. District Court, Southern District of New York. Pursuant to a Court order dated September 7, 2012, certain defendants in the MDL, including the Fund, filed a motion to dismiss on November 6, 2012. The Court granted the motion to dismiss on September 23, 2013. Pending an appeal, only the actual fraudulent transfer claims as alleged in FitzSimons remain. The outcome of these proceedings on the two Portfolios of the Fund cannot be predicted. Management of the Fund continues to assess litigation matters and any offers of settlement.

153

Ohio National Fund, Inc.

Additional Information	June 30, 2016 (Unaudited)

(1)	Review and Approval of Advisory and Sub-advisory Agreements

At a meeting held on March 17, 2016, the Board of Directors, including a majority of the Directors who are not “interested persons” of the Fund (the “Independent Directors”), approved respective sub-advisory agreements (the “Sub-Advisory Agreements”) between Ohio National Investments, Inc. (the “Adviser”) and Geode Capital Management, LLC (the “Sub-Adviser”) for the S&P 500® Index Portfolio (the “S&P Portfolio”) and the Nasdaq-100® Index Portfolio (the “Nasdaq Portfolio;” collectively, the “Portfolios”). The Directors reviewed the form of proposed Sub-Advisory Agreement for each Portfolio and the proposed sub-advisory fees. They noted that the Sub-Adviser would have day-to-day responsibility for the management of each Portfolio, and that the Adviser would be responsible for monitoring the investment performance and other responsibilities of the Sub-Adviser.

In considering the Sub-Advisory Agreements, the Board requested and reviewed a significant amount of information relating to each Portfolio and the Sub-Adviser, including the following: (1) performance data for each Portfolio for various time periods, including year-to-date through February 29, 2016; (2) comparative performance, advisory fee and expense ratio information for a peer group of funds in the respective Portfolio’s Morningstar category (a “Morningstar Peer Group” or “ peer group”), as well as management fee peer comparison charts showing where each Portfolio’s sub-advisory fee was located in the dispersion of its peer funds’ sub-advisory fees; (3) comparable performance information for each Portfolio’s relevant benchmark index; (4) comparative performance data, including gross returns and a tracking error analysis relative to the applicable index, for each Portfolio and for institutional funds (the “Geode Funds”) managed by the Sub-Adviser designed to track the same index (for the S&P Portfolio) or a similar index (the NASDAQ Composite Index, as opposed to the NASDAQ-100® Index, for the Nasdaq Portfolio), for various time periods through February 29, 2016; (5) comparative data regarding sub-advisory fees, including data regarding the fees charged by the Sub-Adviser for managing representative Geode Funds; (6) comparative data regarding the expense ratio of each Portfolio as compared to its Morningstar Peer Group; (7) profitability analyses for the Adviser with respect to each Portfolio; and (8) other information regarding the nature, extent and quality of services anticipated to be provided by the Sub-Adviser.

The Directors, including all of the Independent Directors, were assisted by experienced independent legal counsel throughout the contract review process. The Independent Directors discussed approval of the proposed Sub-Advisory Agreements with such counsel at which no representatives of management, the Adviser or the Sub-Adviser were present. The Directors, including all of the Independent Directors, relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Sub-Advisory Agreements.

Nature, Extent and Quality of Services

The Board evaluated the nature, extent and quality of the sub-advisory services anticipated to be provided to the Portfolios by the Sub-Adviser. As part of its review, the Board reviewed information regarding the Sub-Adviser’s operations, procedures and personnel. The Directors considered a summary of the Sub-Adviser’s portfolio management team, investment selection process and risk management program, as well as a summary of the Sub-Adviser’s compliance policies and procedures. The Directors also considered the capabilities and resources that the Sub-Adviser has dedicated to performing services on behalf of the Geode Funds. In addition, the Directors reviewed information on the Sub-Adviser’s portfolio management and brokerage practices, including any soft dollar benefits received. The Directors also reviewed performance information regarding the applicable Geode Fund(s) for each Portfolio. It was the Directors’ conclusion that overall, they were satisfied with the nature, extent and quality of services anticipated to be provided to each of the Portfolios by the Sub-Adviser.

Investment Performance

Representatives of the Adviser reviewed with the Directors each Portfolio’s gross returns year-to-date and for the 1-, 3-, 5- and 10- year periods ended February 29, 2016, as compared to the applicable Geode Fund(s), as well as comparative tracking error information for the Portfolio and applicable Geode Fund(s). The Directors considered that each Portfolio attempts to track its benchmark index and that for all periods the applicable Geode Funds had less tracking error than the S&P Portfolio and the applicable Geode Fund had less tracking error with respect to the NASDAQ Composite Index than the Nasdaq Portfolio had with respect to the NASDAQ-100® Index. A representative of the Adviser pointed out that the Sub-Adviser would be expected to be able to more closely track an index because it has the advantage of larger scale, which allows the Sub-Adviser to rebalance more frequently and pass on lower commission rates to the Portfolios. The Directors also noted that the Sub-Adviser’s anticipated use of, and experience with using, index futures, index swaps and exchange traded funds should enable it to more closely track the applicable index. It was the Directors’ conclusion that the Sub-Adviser would be able to enhance each Portfolio’s tracking of its benchmark index.

Fees and Expenses.

A representative of the Adviser reminded the Directors that they had approved the advisory fee for each Portfolio at their November 19, 2015 meeting. He noted that the Adviser would pay the sub-advisory fees if the Board approves the proposed Sub-Advisory Agreements, and that therefore the expenses of each Portfolio would not be affected.

154	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2016 (Unaudited)

The Board reviewed the proposed sub-advisory fee for each Portfolio, as well as the difference of each Portfolio’s fee from the average advisory fee for the Portfolio’s Morningstar Peer Group and the fee’s percentile ranking within the peer group. The Board also considered charts showing, for each Portfolio, how the Portfolio’s sub-advisory fee compared to the sub-advisory fees of the funds in its peer group. The charts showed the number of funds in the peer group within each defined range of advisory fees, and the range that included the Portfolio. The Board noted that the proposed sub-advisory fee for the S&P Portfolio was slightly above the average of its peer group and that the proposed fee for the Nasdaq Portfolio was below the average of its peer group. The Board also reviewed a comparison of the sub-advisory fees paid by representative Geode Fund(s) having an unaffiliated investment adviser to the proposed fee for each Portfolio.

In their consideration of the proposed sub-advisory fees, the Board relied to a degree on the Adviser’s negotiation of each Sub-Advisory Agreement on an arm’s-length basis, noting that in the past the Adviser has negotiated decreases in the sub-advisory fee for certain Portfolios and that the Adviser has always passed on the decrease by reducing its advisory fee by the same amount. Overall, the Board concluded that the proposed sub-advisory fees were reasonable.

Profitability and Economies of Scale

The Directors noted that, in their consideration of the reasonableness of the sub-advisory fees to be paid by the Adviser to the Sub-Adviser, they had in part relied on the ability of the Adviser to negotiate the terms of each Sub-Advisory Agreement, including the sub-advisory fee, at arm’s-length, noting that the Adviser is not affiliated with the Sub-Adviser. Accordingly, the cost of services provided by the Sub-Adviser and the profitability to the Sub-Adviser of its relationship with the applicable Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board concluded that the potential realization of economies of scale by the Portfolios from the sub-advisory arrangements with the Sub-Adviser should not be a material factor in the Board’s deliberations.

The Directors also noted that all of the advisory and sub-advisory fee schedules contain breakpoints that would reduce the applicable advisory or sub-advisory fees on assets above a specified level as the applicable Portfolio’s assets increase. The Directors also recognized that a Portfolio would realize additional economies of scale if the Portfolio’s net assets increase over time proportionately more than certain other expenses. The Directors concluded that each Portfolio is likely to benefit from economies of scale as the Portfolio’s net assets increase.

After consideration of the foregoing, the Board reached the following conclusions regarding the proposed Sub-Advisory Agreements with respect to each Portfolio, in addition to the conclusions set forth above: (a) the Sub-Adviser possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreement; (b) the investment philosophy, strategies and techniques of the Sub-Adviser are appropriate for pursuing the applicable Portfolio’s investment objective; (c) the Sub-Adviser is likely to execute its investment philosophy, strategies and techniques consistently over time; and (d) the Sub-Adviser maintains appropriate compliance programs. Based on all of the above-mentioned factors and their related conclusions, the Directors unanimously determined that approval of the proposed Sub-Advisory Agreement was in the best interests of each Portfolio and its shareholders. Accordingly, the Board voted unanimously to approve the Sub-Advisory Agreement for each Portfolio.

(2)	Expense Disclosure

An individual may not buy or own membership interests of the Fund directly. An individual acquires an indirect interest in the Fund by purchasing a variable annuity contract or variable insurance policy and allocating premiums or purchase payments to Fund Portfolios available through the separate accounts of ONLIC, ONLAC, and NSLA. Separate accounts of these entities are the shareholders of the Fund.

As a shareholder of the Fund, a separate account incurs ongoing costs, including management fees and other Fund expenses. This example is intended to help a policy/contract owner understand ongoing costs (in dollars) associated with the underlying investment in the Fund’s Portfolios by the separate account shareholder and to compare these costs with the ongoing costs associated with investing in other mutual funds.

The example is based on an investment of $1,000 invested at January 1, 2016 and held through June 30, 2016.

Actual Expenses

The table below provides information about investment values and actual expenses associated with each Portfolio of the Fund. The information below, together with the amount of an underlying investment, can be used to estimate expenses paid over the period. An estimate can be

155	(continued)

Ohio National Fund, Inc.

Additional Information (Continued)	June 30, 2016 (Unaudited)

obtained by simply dividing an underlying investment value by $1,000 (for example, an $8,600 investment value divided by $1,000 = 8.6), then multiplying the result by the number in the table under the heading entitled “Expenses Paid During Period”.

Portfolio	Beginning Investment Value 1/1/2016	Ending Investment Value 6/30/2016	Expense Paid During Period* 1/1/2016 – 6/30/2016	Expense Ratio During Period 1/1/2016 – 6/30/2016 (Annualized)
Equity	$1,000.00	$1,003.40	$4.08	0.82%
Bond	1,000.00	$1,090.70	$3.38	0.65%
Omni	1,000.00	$1,021.70	$4.07	0.81%
Capital Appreciation	1,000.00	$1,006.10	$4.09	0.82%
International	1,000.00	$924.80	$4.83	1.01%
International Small-Mid Company	1,000.00	$898.30	$5.66	1.20%
Aggressive Growth	1,000.00	$988.10	$4.65	0.94%
Small Cap Growth	1,000.00	$1,000.40	$4.28	0.86%
Mid Cap Opportunity	1,000.00	$1,022.40	$4.88	0.97%
S&P 500® Index	1,000.00	$1,035.70	$2.18	0.43%
Strategic Value	1,000.00	$1,157.10	$4.24	0.79%
High Income Bond	1,000.00	$1,079.00	$4.29	0.83%
ClearBridge Small Cap	1,000.00	$1,085.00	$5.03	0.97%
Nasdaq-100® Index	1,000.00	$965.30	$2.35	0.48%
Bristol	1,000.00	$1,001.40	$4.13	0.83%
Bryton Growth	1,000.00	$945.90	$4.40	0.91%
Balanced	1,000.00	$1,004.20	$3.24	0.65%
Target VIP	1,000.00	$1,005.10	$3.99	0.80%
Bristol Growth	1,000.00	$1,024.30	$4.48	0.89%
Risk Managed Balanced	1,000.00	$1,023.50	$5.28	1.05%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical investment values and hypothetical expenses based on each respective Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an actual return. The hypothetical investment values and expenses may not be used to estimate the actual ending investment balance or expenses actually paid for the period by the shareholders. A policy/contract holder may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Portfolio	Beginning Investment Value 1/1/2016	Ending Investment Value 6/30/2016	Expense Paid During Period* 1/1/2016 – 6/30/2016	Expense Ratio During Period 1/1/2016 – 6/30/2016 (Annualized)
Equity	$1,000.00	$1,020.79	$4.12	0.82%
Bond	1,000.00	$1,021.63	$3.27	0.65%
Omni	1,000.00	$1,020.84	$4.07	0.81%
Capital Appreciation	1,000.00	$1,020.79	$4.12	0.82%
International	1,000.00	$1,019.84	$5.07	1.01%
International Small-Mid Company	1,000.00	$1,018.90	$6.02	1.20%
Aggressive Growth	1,000.00	$1,020.19	$4.72	0.94%
Small Cap Growth	1,000.00	$1,020.59	$4.32	0.86%
Mid Cap Opportunity	1,000.00	$1,020.04	$4.87	0.97%
S&P 500® Index	1,000.00	$1,022.73	$2.16	0.43%
Strategic Value	1,000.00	$1,020.93	$3.97	0.79%
High Income Bond	1,000.00	$1,020.74	$4.17	0.83%
ClearBridge Small Cap	1,000.00	$1,020.04	$4.87	0.97%
Nasdaq-100® Index	1,000.00	$1,022.48	$2.41	0.48%
Bristol	1,000.00	$1,020.74	$4.17	0.83%
Bryton Growth	1,000.00	$1,020.34	$4.57	0.91%
Balanced	1,000.00	$1,021.63	$3.27	0.65%
Target VIP	1,000.00	$1,020.89	$4.02	0.80%
Bristol Growth	1,000.00	$1,020.44	$4.47	0.89%
Risk Managed Balanced	1,000.00	$1,019.64	$5.27	1.05%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (182 days) divided by the number of days in the fiscal year (366 days). Please note that the expenses shown in these tables are meant to highlight ongoing Fund costs only and do not reflect any contract-level expenses or Fund transactional costs, such as sales charges (loads) or exchange fees (if any). Therefore, these tables are useful in comparing ongoing fund costs only, and will not fully assist a policy/contract owner in determining the relative total expenses of different funds. In addition, if transactional costs were included, costs may have been higher for these Portfolios as well as for a fund being compared.

156	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers	June 30, 2016 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Legth of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships
Independent Directors

George M. Vredeveld One Financial Way Cincinnati, Ohio	73	Lead Independent Director, Member of Audit and Independent Directors Committees	Indefinite; Since March 1996	20	Professor Emeritus, Finance: University of Cincinnati (January 2014-present); Research Fellow and Member of Academic Council: Varna Free University, Varna, Bulgaria (2012-present); Alpaugh Professor of Economics: Lindner College of Business, University of Cincinnati (2004-2013); Founder/President: Economics Center at the University of Cincinnati (1977-2012).

John I. Von Lehman One Financial Way Cincinnati, Ohio	63	Director, Member of Audit and Independent Directors Committees	Indefinite; Since August 2007	20	Executive Vice President, CFO, Secretary, and Director: The Midland Company (1988-2007); Director, Audit Committee and Corporate Governance Committee Member: American Financial Group, Inc.; Finance Committee and Investment Committee member: Life Enriching Communities; Investment Committee: Xavier University Foundation.

Madeleine W. Ludlow One Financial Way Cincinnati, Ohio	61	Director, Chairman of Audit Committee and Member of Independent Directors Committee	Indefinite; Since April 2012	20	Founder/Managing Director: West Capital Partners LLC (2010-present), Ludlow Ward Capital Advisors LLC (2005-2009); Director: ALLETE, Inc.

Geoffrey Keenan One Financial Way Cincinnati, Ohio	57	Director, Member of Audit and Independent Directors Committees	Indefinite; Since January 2015	20	Executive Vice President and Chief Operating Officer of Gateway Investments Advisers, LLC (1995-2013).
Interested Director

John J. Palmer One Financial Way Cincinnati, Ohio	76	Chairman and Director	Indefinite; Since July 1997	20	Insurance industry consultant (April 2010 to present), President: Ohio National Fund, Inc. (1997-2010); Director and Vice Chairman: ONLIC (1997-2010); President and CEO: NSLA (2002-2010); Director: NSLA, Tucson Symphony Orchestra, and Pima Canyon Estates Homeowners’ Association.
Officers

Paul J. Gerard One Financial Way Cincinnati, Ohio	56	President	Indefinite; Since March 2016		Senior Vice President and Chief Investment Officer: ONLIC and NSLA (January 2016-present); Senior Vice President, Investments: ONLIC (July 2012-December 2015); Vice President, Investments: ONLIC (February 2009-June 2012).

Thomas A. Barefield One Financial Way Cincinnati, Ohio	63	Vice President	Indefinite; Since February 1998		Vice Chairman and Chief Distribution Officer: ONLIC (January 2014-present); Executive Vice President and Chief Marketing Officer — Institutional: ONLIC (January 2008-January 2014); Director and Vice President — Marketing: NSLA; Director: ONI; Senior Vice President: Ohio National Equities, Inc.

R. Todd Brockman One Financial Way Cincinnati, Ohio	47	Treasurer	Indefinite; Since August 2004		Vice President, Mutual Funds: ONLIC and NSLA (February 2014-present); Second Vice President, Mutual Fund Operations: ONLIC and NSLA (January 2007-February 2014); Treasurer: ONI.

Kimberly A. Plante One Financial Way Cincinnati, Ohio	42	Secretary	Indefinite; Since March 2005		Second Vice President and Counsel: ONLIC (January 2016-present); Senior Associate Counsel: ONLIC (January 2011-January 2016); Associate Counsel: ONLIC (July 2007-January 2011); Secretary: ONI; Officer of various other Ohio National-affiliated companies.

157	(continued)

Ohio National Fund, Inc.

Information about Directors and Officers (Continued)	June 30, 2016 (Unaudited)

Name and Address	Age	Position(s) with the Fund	Term of Office and Legth of Time Served	Number of Portfolios in the Fund to be Overseen by Director	Principal Occupation(s) During Past Five Years and Other Directorships

Keith Dwyer One Financial Way Cincinnati, Ohio	43	Interim Chief Compliance Officer	Indefinite; Since November 2015		Director, Fund Compliance: ONLIC (January 2015-present); Administrator, Fund Compliance: ONLIC (January 2014-January 2015); Compliance Analyst (September 2009-September 2011 and April 2013-January 2014); Interim Chief Compliance Officer: ONI, Suffolk, and other Ohio National-affiliated companies (November 2015 to present).

Emily Bae One Financial Way Cincinnati, Ohio	31	Assistant Secretary	Indefinite; Since May 2013		Assistant Counsel: ONLIC (April 2013-present); Assistant Secretary: ONI (April 2013-present); Counsel: Goodyear Tire & Rubber Company (January 2012-April 2013).

Daniel P. Leming One Financial Way Cincinnati, Ohio	31	Assistant Treasurer	Indefinite; Since March 2016		Manager, Fund Operations and Analysis: ONLIC (February 2016-present); Sr. Mutual Fund Reporting & Operations Analyst: ONLIC (May 2012-Februrary 2016); Mutual Fund Reporting & Operations Analyst: ONLIC (September 2008-May 2012).

158

Ohio National Fund, Inc.

Post Office Box 371

Cincinnati, Ohio 45201

Form 1325 Rev. 8-16

Item 2.	Code Of Ethics.

As of the end of the period covered by this report, Ohio National Fund, Inc. (the “Fund”) has adopted a code of ethics that applies to the Fund’s principal executive officer and principal financial officer. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit EX-99.CODE to this Form N-CSR and is also available, without charge, upon request, by calling 877-781-6392 toll free.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Directors has determined that the Fund has an audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Madeleine W. Ludlow, who is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees And Services.

The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are listed below.

(a)	Audit Fees.

Audits of the Portfolios:

Fiscal year ended December 31, 2015:    $275,500

Fiscal year ended December 31, 2014:    $267,750

(b)	Audit-Related Fees.

Consent(s) on N-1A Annual Registration Statement filed with the SEC:

Fiscal year ended December 31, 2015:    $10,000

Fiscal year ended December 31, 2014:        $5,000

Professional services rendered in connection with the consent on the Fund’s N-14 merger filing (paid by the Fund’s adviser (ONI)

(c)	Tax Fees.

Fiscal year ended December 31, 2015:    $81,480

Fiscal year ended December 31, 2014:             $0

(d)	All Other Fees. None.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures:

The Fund’s Audit Committee has adopted an Audit Committee Charter that requires that the Audit Committee oversee the quality and appropriateness of the accounting methods used in the preparation of the Fund’s financial statements, and the independent audit thereof; approve the selection and compensation of the independent auditors; and pre-approve the performance, by the independent auditors, of non-audit services for the Fund, its investment adviser, or any affiliated entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund.

(e)(2)	Services Approved Pursuant to Paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

During the fiscal years ended December 31, 2015 and 2014, there were no non-audit services provided by the Fund’s principal accountant that would have required pre-approval by the Fund’s Audit Committee. The audit related fees aforementioned were pre-approved by the Fund’s Audit Committee, although not required by paragraph (c) (7) (ii) of Regulation S-X as the audit-related fees were less than five percent of the total amount of revenues paid to the Fund’s principal accountant.

(f)	Not applicable.

(g)

There were no non-audit services provided by the Fund’s principal accountant, other than items disclosed in item (b) above, in which a fee was billed to the Fund, the Fund’s adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.

(h)

Not applicable, as there were no non-audit services performed by the Fund’s principal accountant that were rendered to the Fund, the Fund’s adviser, or any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant that were not pre-approved for the last two fiscal years.

Item 5.	Audit Committee Of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable.

Item 7.	Disclosure Of Proxy Voting Policies And Procedures For Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Fund’s principal executive officer and principal financial officer have concluded, based on their evaluation conducted as of a date within 90 days of the filing of this report, that the Fund’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Fund, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Fund’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Fund’s Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the Fund as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

The certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ohio National Fund, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard
President (Principal Executive Officer) September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Ohio National Fund, Inc.

By:	/s/ Paul J. Gerard
Paul J. Gerard
President (Principal Executive Officer) September 7, 2016

By:	/s/ R. Todd Brockman
R. Todd Brockman
Treasurer (Principal Financial Officer) September 7, 2016